UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
EMPOWER FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President & Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2023

Item 1. REPORTS TO STOCKHOLDERS
EMPOWER FUNDS, INC.
Empower Bond Funds (Institutional Class and Investor Class)
Annual Report
December 31, 2023
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Funds. Such offering is made only by the prospectus of each Fund, which includes details as to offering price and other information.

Empower Bond Index Fund
Management Discussion
The Fund’s investment adviser is Empower Capital Management, LLC (“ECM”)
Fund Performance
For the twelve-month period ended December 31, 2023, the Fund (Investor Class shares) returned 5.02%, relative to a 5.53% return for the Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark index.
ECM Commentary
U.S. economic growth continued to be resilient throughout the fourth quarter of 2023. Consumer spending remained the primary force, but business investment and government spending were also positive contributors throughout the year. Third quarter gross domestic product grew an impressive 4.9% and the fourth quarter tracked close to 2.2%. The economy was able to cope with materially higher interest rates and expectations of a recession came down, which surprised market participants. The probability that the economy could regain price stability and stay near full employment without enduring a sharp slowdown in growth continued to increase.
The Fund’s benchmark index had strong total returns for the fourth quarter as real interest rates declined across the yield curve and the benchmark index finished the year up 5.53%.
The views and opinions in this report were current as of December 31, 2023 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2023 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	5.38%	0.84%	1.06%
Investor Class	5.02%	0.50%	1.29%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Empower Core Bond Fund
Management Discussion
The Fund’s sub-advisers are Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) and Wellington Management Company, LLP (“Wellington”)
Fund Performance
For the twelve-month period ended December 31, 2023, the Fund (Investor Class shares) returned 6.20%, relative to a 5.53% return for the Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark index.
Goldman Sachs Commentary
2023 was a round-trip year for financial markets. At first glance, investors feared the U.S. economy would falter given rates were at their highest level in 22 years. Soon, resilient growth and labor market data suggested the Federal Reserve could cool inflation without triggering a recession. Nonetheless, central banks, barring the Bank of Japan, maintained a tightening bias accelerating market fears around “higher-for-longer” policy and potential potholes such as banking sector health and debt servicing costs as firms refinance maturing debt and households re-mortgage.
China’s recovery from stringent lockdown restrictions also came into focus, as the abrupt recovery anticipated by investors did not materialize given structural shifts and an ailing property market. Furthermore, while artificial intelligence has been around for decades, recent innovations such as ChatGPT enthused markets over the technology’s investment potential and implications on productivity. Notwithstanding these developments, war in Ukraine, U.S. debt ceiling negotiations, U.S.-China tensions, and Hamas’ attack on Israel highlighted fragilities in both political and geopolitical landscapes. Closing the year, fixed income bonds rallied on market optimism around central bank easing.
The main contributors to the Goldman Sachs sub-advised portion of the Fund’s performance were corporate selection strategy and cross-sector positioning. The duration strategy did not materially impact performance over the period. While tactical positioning contributed to performance, a directional short in Japan rates offset the gains.
Cross-sector positioning positively impacted returns. An overweight to investment grade corporates and collateralized loan obligations drove the outperformance. Overweights to commercial mortgage-backed securities and emerging markets debt also added to returns. Meanwhile, the portfolio's credit hedge, which pairs the overweight to corporate credit with an overweight to U.S. interest rates, detracted from performance. An overweight to mortgage-backed securities was also a headwind to returns. Overall, security selection strategies outperformed. The corporate strategy contributed the most to returns, driven by specific name selection within industrial and financial credits. Additionally, an emphasis on the intermediate segment of the credit curve and a down-in-quality bias added to performance. The government/swaps selection strategy also contributed to returns.
Wellington Commentary
Global fixed income sectors generated positive total returns during 2023, despite elevated interest rate volatility over most of the period. Higher-yielding sectors generally performed best, benefiting from their coupon advantage, and spread tightening. Global sovereign yields ended mixed. Yields rose earlier in the period amid multiple rate hikes from the Federal Reserve and other major central banks across Europe, while Asian central banks pursued more dovish approaches. Yields plunged by the end of the period in response to accommodative central bank policy expectations amid weaker economic data, including moderating inflation.
For the Wellington sub-advised portion of the Fund, duration posture and yield curve positioning had a positive impact on results. Exposure to securitized sectors contributed favorably to relative performance over the period as spreads tightened for most sectors. Of these sectors, non-agency residential mortgage-backed securities were the largest contributor to performance. Allocations to asset-backed securities and collateralized loan obligations also had positive impacts on results. An overweight to agency mortgage-backed securities pass-throughs detracted from performance. Positioning within investment grade credit benefited relative performance, particularly an overweight to and security selection within financials and utilities. Inflation positioning via an allocation to Treasury inflation-protected securities had a positive impact. During the period, derivatives were used to help implement the overall investment strategy, including credit default swap indices, interest rate swaps, and Treasury bond futures. Investment grade credit default swap indices exposure contributed positively to relative results, while Treasury derivatives detracted overall from relative results.
The views and opinions in this report were current as of December 31, 2023 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2023 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	6.62%	1.38%	1.51%
Investor Class	6.20%	1.02%	1.63%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Empower Global Bond Fund
Management Discussion
The Fund’s sub-advisers are Insight North America LLC (“Insight”) and RBC Global Asset Management (UK) Limited (“RBC GAM”)
Fund Performance
For the twelve-month period ended December 31, 2023, the Fund (Investor Class shares) returned 5.13%, relative to a 5.72% return for the Bloomberg Global Aggregate Index, the Fund’s benchmark index.
Insight Commentary
In 2023, it became apparent that the inflation surge, which took off in 2022, had peaked and begun to reverse course. The world’s major central banks continued to tighten monetary policy, fearful of allowing inflation to return, or becoming ingrained in expectations and sentiment. Interest rates were taken to levels not imposed since before the 2008 global financial crisis and government bond yields followed suit. However, as it became clear that the battle against inflation was being won, markets began to anticipate, potentially prematurely, a forthcoming easing cycle starting in 2024, leading bond yields substantially lower in the fourth quarter. That trend has been supported by the softness of economic growth and expectations for sub-trend levels of activity ahead.
Risk assets had notably strong performance across 2023. There were some periodic bouts of volatility throughout, but both equity and credit markets generated strong performance overall as stock prices increased and credit spreads tightened, notably so in the final two months of the year.
For the portion of the Fund sub-advised by Insight, relative performance was roughly flat in the first quarter with positive results in January and February being offset by a difficult March. Second quarter performance was positive with a significant amount of alpha accruing in June. The third quarter was more challenging as increasing stress in the treasury market began to pressure risk assets wider. Fourth quarter performance was exceptionally strong as the portfolio benefitted from adding a significant amount of duration as well as spread product in the second half of October. Looking at the year in aggregate, performance was supported by contributions from agency mortgage-backed securities, developed market curve trades, successful security selection, intra-European government bond positioning, effective management of credit beta and positioning in inflation-linked assets. Conversely, positioning in developed market duration was a modest negative with the bulk of the negative alpha associated with this risk factor accruing in March and May.
RBC GAM Commentary
For 2023, 10-year U.S. Treasury yields ended exactly where they started the year. Meanwhile, 10-year Bund yields were lower for the year. Global sovereign credit spreads were confined to a narrow range of 30 basis points (“bps”), with a spike wider in March and again in September and October, before settling 5bps tighter on the year at 117bps. Meanwhile, global corporate spreads started the year positively, supported by the demand for fixed income. However, the banking concerns hit spreads hard in March, widening by 40bps at one point and suffering two of the worst days of spread widening ever, before rallying back. As with sovereigns, there was some pressure in October before a solid rally into year-end. Overall, global corporate spreads finished the year at their tightest at 115bps, having been north of 170bps at one point in March.
For the RBC GAM sub-advised portion of the Fund, in terms of performance, term structure was down with the Japanese short position detracting from performance. Meanwhile, the UK and Canada were also detractors, although these are currently relative value strategies versus the U.S. A long position earlier in the year helped Brazilian positions and current positions in Mexico and South Africa added to performance. These were offset by positions in Korea, Poland and Sweden over the period, which cumulatively detracted from performance. European duration contributed to performance, with the vast majority coming from carry, where there is an overweight to European versus U.S. assets.
Sovereign beta and alpha were contributors to performance, particularly Romania (the portfolio’s main overweight). Mexico, Greece and Israel all contributed, with weakness in Italy and France detracting. Corporate beta detracted, while alpha was up, led by an overweight to financials, owned no guarantee, transportation and technology. Offsetting some of this were index hedges and, unfortunately, the Swedish real estate investment trust SBB, which proved to be a disappointing credit choice. Foreign exchange detracted with G10 countries accounting for a significant portion of the loss. Weakness in the Japanese yen, UK sterling and positions in the Norwegian krone and Swiss franc all detracted from performance. Exposure to the euro and Canadian dollar contributed to performance. Meanwhile, non-G10 currencies added to performance, with positions in the Chilean, Brazilian and Mexican pesos contributing as well as the Polish zloty, Thai baht and Icelandic krona.
The views and opinions in this report were current as of December 31, 2023 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2023 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	5.42%	-1.31%	-0.75%
Investor Class	5.13%	-1.65%	-0.78%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Empower High Yield Bond Fund
Management Discussion
The Fund’s sub-adviser is Putnam Investment Management, LLC (“Putnam”)
Fund Performance
For the twelve-month period ended December 31, 2023, the Fund (Investor Class shares) returned 11.14%, relative to a 13.79% return for the J.P. Morgan Developed High Yield Index, and a 13.39% return for its composite index (which has an 80% weighting to the ICE BofA U.S. High Yield Index and a 20% weighting to the ICE BofA All U.S. Convertible Index), the Fund’s benchmark indexes.
Putnam Commentary
Fixed income markets recorded gains in the first quarter despite market volatility in February and March. Investors were encouraged by easing inflation data and improving global growth. U.S. Treasury yields rallied across the intermediate and long end of the curve as inflation showed signs of deceleration. However, as the Federal Reserve continued its monetary tightening cycle, a higher-than-expected inflation print weighed on market sentiment, and the failure of two regional banks in the U.S. in early March sparked concern about instability in the financial system. The yield on the 10-year U.S. Treasury rose above 4.0% in early March before rallying significantly following the failures of Silicon Valley Bank and Signature Bank in the U.S. and Credit Suisse in Europe, to end the quarter at 3.47%.
Fixed income markets recorded gains in the second quarter adding to the strong start to the year. Investors were encouraged by easing inflation data and resilient corporate earnings. U.S. Treasury yields rallied across the intermediate and long end of the curve as inflation showed signs of deceleration. However, as the Federal Reserve continued its monetary tightening cycle, higher rates and tighter credit conditions continued to weigh on investors as growth began to slow. The yield on the 10-year U.S. Treasury remained range-bound and ended June at 3.82%.
Fixed income markets recorded modest gains in the third quarter. Investors were challenged by continued hawkish rhetoric from central banks. U.S. Treasury yields sold off at the end of the quarter across the intermediate and long end of the curve as the Federal Reserve signaled they were likely to keep rates higher for longer. In addition, as the Federal Reserve continued its monetary tightening cycle, higher rates and tighter credit conditions continued to weigh on investors as growth continued to slow. The yield on the 10-year U.S. Treasury rose steadily and ended September at 4.57%.
Fixed income markets recorded strong gains in the fourth quarter. Investors were encouraged by better than feared third quarter earnings results and dovish rhetoric from the Federal Reserve. U.S. Treasury yields rallied at the end of the quarter across the intermediate and long end of the curve as the Federal Reserve signaled they were likely to cut rates in 2024. In addition, as the Federal Reserve paused its monetary tightening cycle, higher rates and tighter credit conditions continued to weigh on investors as demand had started to weaken. The yield on the 10-year U.S. Treasury declined steadily and ended December at 3.86%.
The Fund’s top contributors to relative returns included underweight positioning to utility and transportation, plus security selection within paper and packaging. Overweight positioning and security selection within gaming, lodging & leisure; security selection within services; as well as underweight exposure and security selection within automotive detracted from relative returns.

The views and opinions in this report were current as of December 31, 2023 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2023 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	11.55%	5.54%	4.34%
Investor Class	11.14%	5.19%	4.02%
(a) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Empower Inflation-Protected Securities Fund
Management Discussion
The Fund’s sub-adviser is Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)
Fund Performance
For the twelve-month period ended December 31, 2023, the Fund (Investor Class shares) returned 4.76%, relative to a 4.36% return for the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index, the Fund’s benchmark index.
Goldman Sachs Commentary
Overall, 2023 was a period of heightened rate volatility. U.S. interest rates broadly sold off for the majority of the year in light of policy rate hikes, a higher-for-longer narrative by the Federal Open Market Committee, banking sector crisis, the potential for a government shutdown, and geopolitical strife. However, by November, a “Santa rally” came early, as growing signs of disinflation and soft-landing optimism led to positive performance in bonds and equities, marking the strongest month for the Bloomberg Global Aggregate Index since December 2008. The rebound continued in December, with markets closing the year in high spirits as the Federal Reserve signaled 75 basis points of rate cuts in 2024, reflecting more easing than the 50 basis points previously projected.
The Fund’s duration and yield curve positioning slightly detracted from returns due to a small overweight duration position as rates sold off for a large part of the year. The Fund’s sector allocation strategy contributed to returns, driven by its overweight positioning to collateralized loan obligations, which were one of the best performing fixed income assets of the year. Meanwhile, AAA index spreads generally widened until the beginning of July, before tightening over the second half of the year. The Fund’s overweight positioning reflected the spread movements in the sector. The Fund moderated its overweight as spreads tightened, given the relative valuations of the asset class became slightly less attractive. Nevertheless, collateralized loan obligations are still viewed as a strong carry trade.
The Fund’s overweight to investment-grade corporate credit also contributed as sector spreads tightened in light of healthy corporate fundamentals and positive inflation readings over the second half of the year. The Fund’s security selection strategy also contributed to returns. This was driven by investment-grade corporate credit, collateralized loan obligations, and commercial mortgage-backed security selection strategies. Within investment-grade credit, portfolio positioning is defensive. The Fund’s Treasury inflation-protected securities and government/sovereign fixed income selection detracted from returns over the year.
The views and opinions in this report were current as of December 31, 2023 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from January 5, 2018 (inception) through December 31, 2018.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2023 (unaudited)
	One Year	Five Year	Since Inception(a)
Institutional Class	5.13%	3.08%	2.41%
Investor Class	4.76%	2.72%	2.05%
(a) Institutional Class and Investor Class inception date was January 05, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Empower Multi-Sector Bond Fund
Management Discussion
The Fund’s sub-advisers are Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Virtus Fixed Income Advisers, LLC (“Virtus”)
Fund Performance
For the twelve-month period ended December 31, 2023, the Fund (Investor Class shares) returned 7.88%, relative to a 6.05% return for the Bloomberg Multiverse Index, the Fund’s benchmark index.
Loomis Sayles Commentary
The bond market finished 2023 with positive total returns, but the favorable end result obscures the elevated volatility that occurred along the way. For most of the year, bonds were under pressure from concerns about persistent inflation and the Federal Reserve’s (the “Fed”) continued interest rate increases. As late as October, U.S. investment-grade bond indexes were in negative territory on a year-to-date basis amid worries that the Fed would have to keep interest rates “higher for longer.”
This backdrop changed considerably in November and December, as the concerns that had weighed on the market throughout 2023 dissipated rapidly. Inflation continued to decline unabated, despite concerns about rising oil prices in the third quarter. In November, the headline consumer price index came in at inflation rates not seen since early 2021. With inflation receding, the markets grew comfortable with the idea that the Fed was finished raising rates. In December, Fed Chairman Jerome Powell suggested that rate cuts could begin as early as the first half of 2024. Bond prices increased in response, erasing all of the previous losses, and helping the fixed income market close with solid gains for the full year. Income also made a meaningful contribution to total returns thanks to the increase in yields over the past two years.
Developed-market government bonds generated gains in 2023, although weakness in foreign currencies dampened returns somewhat for U.S. dollar investors. Emerging markets debt outperformed U.S. investment-grade bonds thanks to investors’ hearty appetite for risk and the positive economic growth trends for many countries in the asset class.
The Loomis Sayles sub-advised portion of the Fund’s performance was driven primarily by security selection while sector allocation contributed strongly throughout the year. Investment grade credit, high yield credit, and securitized sectors were the top contributors. On an excess basis, investment grade credit positively contributed to performance as the sector generated the greatest returns within the strategy. An overweight allocation to high yield credit also positively impacted performance during the year. Exposure to securitized markets was also positive for the period. The overweight exposure to emerging markets credit detracted from overall performance for the period and security selection subtracted most in this sector.
Virtus Commentary
2023 - the recession that never was. Few economists or strategists saw 2023 playing out the way it did in financial markets. While economies slowed around the globe and geopolitical events remained top of mind, central bankers appeared close to declaring victory over the inflation that has ravaged the landscape since the Covid-19 pandemic. The U.S., in particular, defied expectations for an economic slowdown and a more meaningful increase in the unemployment rate following 11 increases in the federal funds rate for a total of 525 basis points since March 2022. The consensus was that the Fed pulled off the elusive “soft landing.” As this consensus built toward the end of the year, financial markets responded with rallies in risk assets as well as risk-free rates.
Over the year, the Virtus sub-advised portion of the Fund reduced exposure to U.S. Treasury securities and cash. Sales proceeds were redeployed into agency mortgages, high yield bank loans, asset-backed securities, and commercial MBS. In addition to changes to sector allocation during the year, Virtus continues to optimize positioning within sectors based on its view of the best relative value. Corporate high yield, high yield bank loans (particularly an allocation to bank loans), investment grade corporates and emerging markets high yield were all contributors to performance. Underweight non-U.S. dollar, asset-backed securities, high yield bank loans (issue selection and the funds up in quality positioning versus the bank loan benchmark) and U.S. treasuries detracted from performance.
The views and opinions in this report were current as of December 31, 2023 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2023 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	8.17%	3.63%	2.95%
Investor Class	7.88%	3.28%	2.68%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Empower Short Duration Bond Fund
Management Discussion
The Fund’s investment adviser is Empower Capital Management, LLC (“ECM”)
Fund Performance
For the twelve-month period ended December 31, 2023, the Fund (Investor Class shares) returned 5.67%, relative to a 5.28% return for the Bloomberg 1-3 Year U.S. Credit Bond Index, the Fund’s benchmark index.
ECM Commentary
U.S. economic growth continued to be resilient throughout the fourth quarter of 2023. Consumer spending remained the primary force, but business fixed investment and government spending were also positive contributors throughout the year. Third quarter gross domestic product grew an impressive 4.9% and the fourth quarter tracked close to 2.2%. The economy was able to cope with materially higher interest rates and expectations of a recession came down, which surprised market participants. The probability that the economy could regain price stability and stay near full employment without enduring a sharp slowdown in growth continued to increase.
The Fund performed well throughout the year as the U.S. economy held up better than expected despite dramatically higher interest rates. The Fund’s performance for the year was driven primarily by security selection and an allocation to high yield bonds, bank loans, asset-backed securities, and collateralized loan obligations as well as an underweight to government-related securities. The Fund’s duration positioning was neutral versus the benchmark index during the year in anticipation of higher interest rate volatility and uncertainty due to changes in Federal Reserve policy.
The Fund was overweight lower-rated securities within investment grade and held out-of-benchmark positions in high yield bonds and bank loans as well as asset-backed securities. These overweight allocations were contributors to the Fund’s performance as credit spreads tightened throughout the year. The Fund remained underweight government-related securities. Security selection within high yield bond, bank loans and asset-backed securities was the main driver of outperformance. Sectors such as healthcare, real estate investment trusts, industrials, and collateralized loan obligations were some of the best performers. Holdings in the finance sector offset some of the contributors as pressures remained after the regional banking crisis in the spring.
The views and opinions in this report were current as of December 31, 2023 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2023 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	5.98%	2.56%	2.09%
Investor Class	5.67%	2.21%	1.69%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Empower U.S. Government Securities Fund
Management Discussion
The Fund’s investment adviser is Empower Capital Management, LLC (“ECM”)
Fund Performance
For the twelve-month period ended December 31, 2023, the Fund (Investor Class shares) returned 4.44%, relative to a 4.45% return for the Bloomberg U.S. Government/Mortgage Index, the Fund’s benchmark index.
ECM Commentary
U.S. economic growth continued to be resilient throughout the fourth quarter of 2023. Consumer spending remained the primary force, but business fixed investment and government spending were also positive contributors throughout the year. Third quarter gross domestic product grew an impressive 4.9% and the fourth quarter tracked close to 2.2%. The economy was able to cope with materially higher interest rates and expectations of a recession came down, which surprised market participants. The probability that the economy could regain price stability and stay near full employment without enduring a sharp slowdown in growth continued to increase.
The Fund maintained an overweight to varying degrees in both agency mortgage-backed securities (“MBS”) and agency commercial mortgage-backed securities (“CMBS”) throughout 2023. Agency MBS and CMBS started out strong in January and February, turning sharply negative in March following the failures of Silicon Valley Bank and First Republic Bank. Nevertheless, valuations remained attractive throughout and the conviction around these sectors paid off as they rallied heavily in the fourth quarter, resulting in solid outperformance for the year. Credit sectors also had a strong year as markets rallied in 2023. Out-of-benchmark positions in asset-backed securities, collateralized loan obligations and non-agency CMBS participated heavily in this rally and these overweights resulted in significant outperformance as well.
The views and opinions in this report were current as of December 31, 2023 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2023 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	4.76%	0.54%	0.86%
Investor Class	4.44%	0.19%	1.10%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Ratings or Country as of December 31, 2023 (unaudited)
Empower Bond Index Fund
Rating	Percentage of Fund Investments
Aaa	71.87%
Aa1	0.23
Aa2	1.13
Aa3	0.78
A1	4.31
A2	3.50
A3	3.92
Baa1	3.43
Baa2	5.84
Baa3	1.93
Ba1	0.43
Not Rated	0.05
Short Term Investments	2.58
Total	100.00%
Empower Core Bond Fund
Rating	Percentage of Fund Investments
Aaa	58.85%
Aa1	0.09
Aa2	0.68
Aa3	0.81
A1	3.89
A2	2.42
A3	3.73
Baa1	5.70
Baa2	6.65
Baa3	4.23
Ba1	0.58
Ba3	0.07
Equities	0.01
Not Rated	4.46
Short Term Investments	7.83
Total	100.00%

Empower Global Bond Fund
Country	Percentage of Fund Investments
United States	48.98%
Mexico	7.22
Japan	4.58
United Kingdom	3.90
Italy	3.63
France	3.17
Romania	3.10
Germany	2.90
South Korea	1.86
Spain	1.79
South Africa	1.79
Switzerland	1.74
New Zealand	1.64
China	1.42
Netherlands	1.32
Greece	1.01
Canada	0.96
Austria	0.80
Luxembourg	0.72
Australia	0.71
Belgium	0.64
Israel	0.61
Togo	0.55
Egypt	0.50
Estonia	0.49
Cayman Islands	0.47
Ireland	0.43
Peru	0.36
Indonesia	0.35
Denmark	0.33
Latvia	0.31
Iceland	0.30
Thailand	0.22
Chile	0.19
Singapore	0.18
Bermuda	0.15
Finland	0.14
Hungary	0.13
Portugal	0.11
Poland	0.10
Sweden	0.08
Nigeria	0.06
Slovenia	0.06
Total	100.00%

Empower High Yield Bond Fund
Rating	Percentage of Fund Investments
A3	0.34%
Baa1	0.16
Baa2	0.56
Baa3	2.44
Ba1	3.54
Ba2	9.61
Ba3	9.65
B1	15.71
B2	13.00
B3	9.20
CCC, CC, C	1.65
Equities	2.32
Not Rated	21.11
Short Term Investments	10.71
Total	100.00%
Empower Inflation-Protected Securities Fund
Rating	Percentage of Fund Investments
Aaa	79.70%
Aa1	0.12
Aa2	0.17
Aa3	0.35
A1	0.81
A2	0.50
A3	1.86
Baa1	3.21
Baa2	5.77
Baa3	4.16
Ba1	0.88
Ba2	0.48
Ba3	0.26
Not Rated	1.31
Short Term Investments	0.42
Total	100.00%

Empower Multi-Sector Bond Fund
Rating	Percentage of Fund Investments
0.00%
Aaa	9.29
Aa1	0.52
Aa2	0.46
Aa3	0.58
A1	2.16
A2	2.33
A3	2.38
Baa1	5.41
Baa2	9.44
Baa3	12.16
Ba1	4.23
Ba2	4.38
Ba3	3.11
B1	2.95
B2	2.45
B3	2.53
CCC, CC, C	3.32
Equities	0.49
Not Rated	16.66
Short Term Investments	15.15
Total	100.00%
Empower Short Duration Bond Fund
Rating	Percentage of Fund Investments
Aaa	21.42%
Aa1	2.08
Aa2	4.89
Aa3	2.01
A1	13.66
A2	10.83
A3	4.04
Baa1	6.43
Baa2	15.98
Baa3	9.48
Ba1	2.32
Ba2	1.96
Ba3	0.11
B1	0.61
B3	0.35
CCC, CC, C	0.42
Not Rated	1.13
Short Term Investments	2.28
Total	100.00%

Empower U.S. Government Securities Fund
Rating	Percentage of Fund Investments
Aaa	92.55%
Aa1	0.81
Aa2	2.55
Aa3	1.05
A1	0.46
A2	0.37
Baa2	0.54
Not Rated	0.32
Short Term Investments	1.35
Total	100.00%

Shareholder Expense Example (unaudited)
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
Each Fund Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).
Actual Expenses
The first row of each Fund's table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of each Fund's table below provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in each Fund's table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of each Fund's table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Empower Bond Index Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/23)	(12/31/23)	(07/01/23 – 12/31/23)
Institutional Class
Actual	$1,000.00	$1,030.66	$0.72
Hypothetical (5% return before expenses)	$1,000.00	$1,024.50	$0.71
Investor Class
Actual	$1,000.00	$1,030.03	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55
* Expenses are equal to the Fund's annualized expense ratio of 0.14% for the Institutional Class shares and 0.50% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

Empower Core Bond Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/23)	(12/31/23)	(07/01/23 – 12/31/23)
Institutional Class
Actual	$1,000.00	$1,037.37	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.79
Investor Class
Actual	$1,000.00	$1,035.52	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.57
* Expenses are equal to the Fund's annualized expense ratio of 0.35% for the Institutional Class shares and 0.70% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

Empower Global Bond Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/23)	(12/31/23)	(07/01/23 – 12/31/23)
Institutional Class
Actual	$1,000.00	$1,050.27	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	$3.31
Investor Class
Actual	$1,000.00	$1,048.49	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$5.09
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class shares and 1.00% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

Empower High Yield Bond Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/23)	(12/31/23)	(07/01/23 – 12/31/23)
Institutional Class
Actual	$1,000.00	$1,063.25	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36
Investor Class
Actual	$1,000.00	$1,061.27	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24
* Expenses are equal to the Fund's annualized expense ratio of 0.66% for the Institutional Class shares and 1.03% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

Empower Inflation-Protected Securities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/23)	(12/31/23)	(07/01/23 – 12/31/23)
Institutional Class
Actual	$1,000.00	$1,031.33	$1.79
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.79
Investor Class
Actual	$1,000.00	$1,030.69	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.57
* Expenses are equal to the Fund's annualized expense ratio of 0.35% for the Institutional Class shares and 0.70% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

Empower Multi-Sector Bond Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/23)	(12/31/23)	(07/01/23 – 12/31/23)
Institutional Class
Actual	$1,000.00	$1,051.73	$2.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80
Investor Class
Actual	$1,000.00	$1,049.79	$4.65
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class shares and 0.90% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

Empower Short Duration Bond Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/23)	(12/31/23)	(07/01/23 – 12/31/23)
Institutional Class
Actual	$1,000.00	$1,039.01	$1.28
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28
Investor Class
Actual	$1,000.00	$1,038.15	$3.08
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06
* Expenses are equal to the Fund's annualized expense ratio of 0.25% for the Institutional Class shares and 0.60% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

Empower U.S. Government Securities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/23)	(12/31/23)	(07/01/23 – 12/31/23)
Institutional Class
Actual	$1,000.00	$1,027.38	$1.28
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28
Investor Class
Actual	$1,000.00	$1,025.34	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06
* Expenses are equal to the Fund's annualized expense ratio of 0.25% for the Institutional Class shares and 0.60% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 0.45%
	American Express Credit Account Master Trust
	Series 2022-1 Class A
$ 1,000,000	2.21%, 03/15/2027	$ 967,324
	Series 2022-3 Class A
550,000	3.75%, 08/15/2027	540,627
1,000,000	BA Credit Card Trust Series 2022-A2 Class A2 5.00%, 04/17/2028	1,005,770
	Capital One Multi-Asset Execution Trust
	Series 2019-A3 Class A3
500,000	2.06%, 08/15/2028	468,449
	Series 2021-A2 Class A2
1,000,000	1.39%, 07/15/2030	874,462
	Series 2022-A2 Class A
1,300,000	3.49%, 05/15/2027	1,275,623
1,100,000	Carmax Auto Owner Trust Series 2021-1 Class A4 0.53%, 10/15/2026	1,046,768
2,000,000	CNH Equipment Trust Series 2022-B Class A4 3.91%, 03/15/2028	1,949,672
1,100,000	Discover Card Execution Note Trust Series 2023-A1 Class A 4.31%, 03/15/2028	1,092,318
1,100,000	Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A 4.06%, 11/15/2030	1,068,553
1,000,000	GM Financial Consumer Automobile Receivables Trust Series 2022-3 Class A4 3.71%, 12/16/2027	976,656
1,200,000	Nissan Auto Receivables Owner Trust Series 2022-B Class A4 4.45%, 11/15/2029	1,189,672
750,000	Toyota Auto Loan Extended Note Trust(a) Series 2019-1A Class A 2.56%, 11/25/2031	740,554
1,100,000	Toyota Auto Receivables Owner Trust Series 2022-B Class A4 3.11%, 08/16/2027	1,059,201
1,000,000	Verizon Master Trust Series 2021-1 Class A 0.50%, 05/20/2027	980,194
1,000,000	World Omni Auto Receivables Trust Series 2020-C Class A4 0.61%, 10/15/2026	964,544
TOTAL ASSET-BACKED SECURITIES — 0.45% (Cost $16,285,030)		$ 16,200,387
Principal Amount		Fair Value
CORPORATE BONDS AND NOTES
Basic Materials — 0.58%
$ 1,000,000	Air Products & Chemicals Inc(b) 4.80%, 03/03/2033	$ 1,031,887
1,000,000	Albemarle Corp(b) 5.05%, 06/01/2032	975,990
	BHP Billiton Finance USA Ltd
500,000	5.25%, 09/08/2026	511,205
1,000,000	5.00%, 09/30/2043	1,007,503
1,000,000	Cabot Corp 5.00%, 06/30/2032	984,387
1,000,000	Celanese US Holdings LLC 6.17%, 07/15/2027	1,025,356
	CF Industries Inc
175,000	5.15%, 03/15/2034	173,124
1,000,000	4.95%, 06/01/2043	914,018
2,150,000	Dow Chemical Co 4.80%, 11/30/2028	2,175,287
1,500,000	Eastman Chemical Co 4.65%, 10/15/2044	1,316,409
	Ecolab Inc
500,000	1.65%, 02/01/2027	459,164
1,000,000	2.70%, 12/15/2051	676,758
1,000,000	LYB International Finance BV 5.25%, 07/15/2043	952,049
250,000	Mosaic Co 5.45%, 11/15/2033	255,207
500,000	Newmont Corp 2.80%, 10/01/2029	456,200
1,000,000	Nucor Corp 3.95%, 05/23/2025	983,909
	Nutrien Ltd
1,000,000	4.90%, 03/27/2028	1,009,004
1,000,000	4.13%, 03/15/2035	924,315
1,000,000	Rio Tinto Finance USA PLC(b) 5.00%, 03/09/2033	1,038,494
2,000,000	Sherwin-Williams Co 2.20%, 03/15/2032	1,669,587
500,000	Southern Copper Corp 5.25%, 11/08/2042	484,246
1,000,000	Steel Dynamics Inc 3.45%, 04/15/2030	923,026
250,000	Vale Overseas Ltd 6.88%, 11/21/2036	272,810
1,175,000	Westlake Corp 3.13%, 08/15/2051	776,714
		20,996,649
Communications — 2.12%
	Alphabet Inc
1,000,000	2.00%, 08/15/2026	944,374
175,000	1.90%, 08/15/2040	121,297
	Amazon.com Inc
2,000,000	3.15%, 08/22/2027	1,919,530
2,000,000	4.65%, 12/01/2029	2,053,628
175,000	2.10%, 05/12/2031	150,904
1,000,000	3.60%, 04/13/2032	952,569
2,500,000	2.50%, 06/03/2050	1,663,046

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Communications — (continued)
$ 1,675,000	3.10%, 05/12/2051	$ 1,245,006
175,000	3.25%, 05/12/2061	128,383
750,000	America Movil SAB de CV 2.88%, 05/07/2030	668,002
	AT&T Inc
175,000	2.30%, 06/01/2027	162,434
2,629,000	4.30%, 02/15/2030	2,574,330
2,000,000	2.75%, 06/01/2031	1,753,353
4,838,000	2.55%, 12/01/2033	3,943,072
175,000	4.50%, 05/15/2035	165,764
3,222,000	3.30%, 02/01/2052	2,298,480
1,034,000	3.50%, 09/15/2053	750,381
925,000	Bell Telephone Co of Canada or Bell Canada 3.20%, 02/15/2052	652,480
	Charter Communications Operating LLC / Charter Communications Operating Capital
945,000	4.91%, 07/23/2025	936,016
3,000,000	3.50%, 03/01/2042	2,086,757
2,000,000	5.38%, 05/01/2047	1,699,645
	Comcast Corp
1,000,000	4.55%, 01/15/2029	1,004,278
2,000,000	1.95%, 01/15/2031	1,688,056
1,000,000	5.50%, 11/15/2032	1,065,078
2,000,000	4.80%, 05/15/2033(b)	2,024,713
4,500,000	3.40%, 07/15/2046	3,485,714
175,000	2.80%, 01/15/2051	116,619
1,586,000	2.89%, 11/01/2051	1,072,852
1,388,000	2.94%, 11/01/2056	912,915
175,000	2.99%, 11/01/2063	112,798
640,000	Deutsche Telekom International Finance BV 8.75%, 06/15/2030	770,790
3,000,000	Discovery Communications LLC 3.63%, 05/15/2030	2,719,184
1,000,000	eBay Inc 2.60%, 05/10/2031	871,761
500,000	Fox Corp 5.48%, 01/25/2039	486,138
1,500,000	Motorola Solutions Inc 2.75%, 05/24/2031	1,282,050
1,000,000	Netflix Inc(a) 4.88%, 06/15/2030	1,012,551
1,500,000	Paramount Global 2.90%, 01/15/2027	1,388,100
2,000,000	Rogers Communications Inc 4.50%, 03/15/2042	1,764,225
1,175,000	Telefonica Emisiones SA 5.21%, 03/08/2047	1,088,701
750,000	Time Warner Cable LLC 4.50%, 09/15/2042	588,552
	T-Mobile USA Inc
1,500,000	1.50%, 02/15/2026	1,396,699
1,000,000	4.80%, 07/15/2028(b)	1,008,366
1,500,000	5.20%, 01/15/2033	1,537,631
1,000,000	5.75%, 01/15/2034	1,060,642
2,500,000	4.38%, 04/15/2040	2,255,703
Principal Amount		Fair Value
Communications — (continued)
$ 1,675,000	3.40%, 10/15/2052	$ 1,219,984
175,000	3.60%, 11/15/2060	127,370
	TWDC Enterprises 18 Corp
750,000	1.85%, 07/30/2026	701,469
1,500,000	4.13%, 12/01/2041	1,346,035
1,000,000	VeriSign Inc 2.70%, 06/15/2031	857,063
	Verizon Communications Inc
1,500,000	2.63%, 08/15/2026	1,428,698
1,110,000	2.10%, 03/22/2028	1,004,111
1,000,000	1.75%, 01/20/2031	822,479
1,675,000	2.55%, 03/21/2031	1,444,267
3,500,000	2.85%, 09/03/2041	2,585,669
1,250,000	3.85%, 11/01/2042	1,046,270
1,175,000	3.55%, 03/22/2051	905,334
1,675,000	2.99%, 10/30/2056	1,111,944
175,000	3.70%, 03/22/2061	133,691
500,000	Vodafone Group PLC 4.13%, 05/30/2025	493,243
	Walt Disney Co
2,500,000	2.20%, 01/13/2028	2,311,944
1,500,000	2.65%, 01/13/2031(b)	1,334,614
		76,457,752
Consumer, Cyclical — 1.63%
	American Honda Finance Corp
500,000	4.60%, 04/17/2025	497,966
1,000,000	5.13%, 07/07/2028	1,028,388
1,000,000	Aptiv PLC 3.10%, 12/01/2051	651,591
175,000	AutoNation Inc 2.40%, 08/01/2031	140,274
500,000	AutoZone Inc 5.20%, 08/01/2033	508,891
175,000	Brunswick Corp 2.40%, 08/18/2031	141,430
1,500,000	Costco Wholesale Corp 1.75%, 04/20/2032	1,253,025
1,000,000	Daimler Trucks Finance North America LLC 2.50%, 12/14/2031	829,743
	Dollar General Corp
1,000,000	5.20%, 07/05/2028	1,013,363
500,000	3.50%, 04/03/2030	460,355
1,000,000	Dollar Tree Inc 2.65%, 12/01/2031	849,682
1,000,000	DR Horton Inc(b) 1.40%, 10/15/2027	889,877
4,500,000	Ford Motor Co(b) 6.10%, 08/19/2032	4,536,140
	General Motors Co
1,175,000	6.25%, 10/02/2043	1,198,645
1,500,000	5.20%, 04/01/2045	1,349,939
	General Motors Financial Co Inc
500,000	1.25%, 01/08/2026	462,608
1,000,000	5.40%, 04/06/2026	1,006,340
2,675,000	2.70%, 08/20/2027	2,467,583

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
$ 1,000,000	6.00%, 01/09/2028	$ 1,033,924
	Home Depot Inc
1,000,000	3.90%, 12/06/2028	985,009
1,500,000	1.88%, 09/15/2031	1,254,895
1,000,000	4.50%, 09/15/2032	1,020,195
1,500,000	3.63%, 04/15/2052	1,215,488
500,000	Hyatt Hotels Corp 5.75%, 01/30/2027	510,964
175,000	Las Vegas Sands Corp 2.90%, 06/25/2025	168,171
	Lowe's Cos Inc
2,000,000	3.65%, 04/05/2029	1,927,692
2,000,000	5.00%, 04/15/2033(b)	2,042,555
1,000,000	2.80%, 09/15/2041	730,476
	Marriott International Inc
1,000,000	3.13%, 06/15/2026	960,864
1,000,000	5.55%, 10/15/2028	1,031,268
	McDonald's Corp
1,000,000	2.63%, 09/01/2029	915,103
2,000,000	4.60%, 09/09/2032(b)	2,019,104
	Mercedes-Benz Finance North America LLC(a)
1,000,000	1.45%, 03/02/2026(b)	932,531
500,000	5.10%, 08/03/2028	509,656
1,000,000	Nike Inc 2.85%, 03/27/2030	919,408
1,000,000	O'Reilly Automotive Inc 4.70%, 06/15/2032	989,212
	PACCAR Financial Corp
500,000	5.05%, 08/10/2026	507,022
500,000	2.00%, 02/04/2027(b)	465,694
	Starbucks Corp
1,500,000	2.25%, 03/12/2030	1,315,650
1,000,000	4.80%, 02/15/2033(b)	1,021,130
	Tapestry Inc
500,000	7.05%, 11/27/2025	511,002
1,000,000	7.35%, 11/27/2028	1,048,994
	Target Corp
1,500,000	3.38%, 04/15/2029(b)	1,443,159
1,000,000	2.95%, 01/15/2052	715,325
1,000,000	TJX Cos Inc 1.15%, 05/15/2028	874,450
	Toyota Motor Credit Corp
3,000,000	1.90%, 01/13/2027	2,790,564
1,000,000	5.25%, 09/11/2028	1,035,457
1,000,000	4.45%, 06/29/2029	1,004,754
	Walmart Inc
2,500,000	1.50%, 09/22/2028	2,233,299
1,000,000	4.15%, 09/09/2032(b)	999,482
1,000,000	4.10%, 04/15/2033	990,514
	Warnermedia Holdings Inc
2,500,000	4.05%, 03/15/2029	2,371,977
1,000,000	5.05%, 03/15/2042	881,581
		58,662,409
Consumer, Non-Cyclical — 4.34%
2,500,000	Abbott Laboratories 1.40%, 06/30/2030	2,115,318
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
	AbbVie Inc
$ 1,000,000	2.95%, 11/21/2026	$ 958,897
2,500,000	4.50%, 05/14/2035	2,445,079
2,000,000	4.88%, 11/14/2048	1,949,703
1,175,000	4.25%, 11/21/2049	1,047,106
500,000	Aetna Inc 3.88%, 08/15/2047	390,921
1,500,000	Agilent Technologies Inc 2.30%, 03/12/2031	1,301,269
750,000	Alcon Finance Corp(a) 5.38%, 12/06/2032	773,575
500,000	AmerisourceBergen Corp 2.80%, 05/15/2030	448,288
	Amgen Inc
175,000	1.65%, 08/15/2028	154,753
2,834,000	2.00%, 01/15/2032	2,323,767
5,229,000	2.80%, 08/15/2041	3,802,048
1,675,000	3.00%, 01/15/2052	1,169,620
1,892,000	2.77%, 09/01/2053	1,213,980
	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc
500,000	3.65%, 02/01/2026	490,904
4,500,000	4.70%, 02/01/2036	4,485,317
1,175,000	4.90%, 02/01/2046	1,151,784
1,000,000	Archer-Daniels-Midland Co 2.90%, 03/01/2032	888,954
1,000,000	Astrazeneca Finance LLC 4.88%, 03/03/2028	1,019,520
	AstraZeneca PLC
1,500,000	1.38%, 08/06/2030	1,246,990
1,000,000	4.00%, 09/18/2042	909,151
1,000,000	Bacardi Ltd / Bacardi-Martini BV(a) 5.40%, 06/15/2033	1,005,000
	Baxter International Inc
1,000,000	2.54%, 02/01/2032(b)	838,412
1,000,000	3.13%, 12/01/2051	687,630
	Becton Dickinson & Co
500,000	3.70%, 06/06/2027	484,523
1,000,000	4.30%, 08/22/2032	964,695
500,000	4.67%, 06/06/2047	466,893
1,000,000	Boston Scientific Corp(b) 2.65%, 06/01/2030	892,892
	Bristol-Myers Squibb Co
1,000,000	1.13%, 11/13/2027	888,283
1,500,000	1.45%, 11/13/2030	1,231,867
1,000,000	4.13%, 06/15/2039	901,053
1,500,000	4.35%, 11/15/2047	1,322,695
500,000	Bunge Ltd Finance Corp 2.75%, 05/14/2031	435,186
500,000	Campbell Soup Co 2.38%, 04/24/2030	433,378
1,000,000	Cardinal Health Inc 4.37%, 06/15/2047	855,552
2,500,000	Centene Corp 2.50%, 03/01/2031	2,082,903
	Cigna Group
1,000,000	5.69%, 03/15/2026	1,000,784
2,000,000	2.40%, 03/15/2030	1,751,193

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 750,000	4.80%, 08/15/2038	$ 725,142
175,000	4.90%, 12/15/2048	166,379
1,000,000	Cintas Corp No 2 4.00%, 05/01/2032	966,396
	Coca-Cola Co
1,500,000	2.00%, 03/05/2031	1,294,177
2,000,000	2.60%, 06/01/2050	1,381,500
1,000,000	Colgate-Palmolive Co 3.25%, 08/15/2032	927,788
	Conagra Brands Inc
750,000	4.60%, 11/01/2025	742,620
500,000	5.30%, 10/01/2026	506,161
1,500,000	Constellation Brands Inc 4.75%, 05/09/2032	1,494,218
1,000,000	CSL Finance PLC 4.63%, 04/27/2042	953,038
	CVS Health Corp
750,000	1.30%, 08/21/2027	666,113
1,000,000	5.13%, 02/21/2030	1,015,510
1,000,000	5.25%, 01/30/2031	1,025,790
1,175,000	2.13%, 09/15/2031	972,758
2,833,000	4.78%, 03/25/2038	2,683,934
2,000,000	2.70%, 08/21/2040	1,425,852
1,210,532	CVS Pass-Through Trust 6.04%, 12/10/2028	1,222,770
1,000,000	Danaher Corp 2.80%, 12/10/2051	692,528
	Diageo Capital PLC
1,000,000	5.38%, 10/05/2026	1,021,713
1,000,000	5.50%, 01/24/2033	1,064,462
	Elevance Health Inc
1,000,000	2.88%, 09/15/2029	916,834
1,000,000	2.25%, 05/15/2030	865,795
500,000	4.63%, 05/15/2042	464,020
500,000	6.10%, 10/15/2052	566,808
	Eli Lilly & Co
1,000,000	4.70%, 02/27/2033	1,025,443
1,000,000	2.25%, 05/15/2050	646,203
	Equifax Inc
1,000,000	5.10%, 06/01/2028	1,008,282
175,000	2.35%, 09/15/2031	145,244
1,000,000	Estee Lauder Cos Inc 2.38%, 12/01/2029	889,982
	GE HealthCare Technologies Inc
1,000,000	5.65%, 11/15/2027	1,035,049
1,000,000	5.91%, 11/22/2032	1,066,675
	General Mills Inc
1,000,000	4.20%, 04/17/2028	986,153
1,000,000	4.95%, 03/29/2033(b)	1,013,796
	Gilead Sciences Inc
1,000,000	1.20%, 10/01/2027	889,886
2,175,000	2.60%, 10/01/2040	1,601,739
500,000	5.55%, 10/15/2053	541,756
	Global Payments Inc
500,000	5.40%, 08/15/2032	504,874
500,000	4.15%, 08/15/2049	395,437
1,000,000	Haleon US Capital LLC 3.63%, 03/24/2032	922,398
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
	HCA Inc
$ 2,000,000	4.13%, 06/15/2029	$ 1,912,238
2,000,000	2.38%, 07/15/2031	1,647,938
1,000,000	5.50%, 06/01/2033(b)	1,015,703
675,000	3.50%, 07/15/2051	475,315
1,000,000	Hershey Co 1.70%, 06/01/2030	851,172
	Humana Inc
1,500,000	3.95%, 03/15/2027	1,466,369
1,000,000	5.88%, 03/01/2033	1,065,293
1,000,000	Illumina Inc 5.75%, 12/13/2027	1,026,551
1,000,000	J M Smucker Co 2.13%, 03/15/2032	807,300
3,000,000	Johnson & Johnson 3.40%, 01/15/2038	2,657,963
1,000,000	Kellogg Co 5.25%, 03/01/2033	1,025,233
	Kenvue Inc
1,000,000	5.00%, 03/22/2030	1,032,134
1,000,000	5.10%, 03/22/2043	1,037,356
2,500,000	Keurig Dr Pepper Inc 4.60%, 05/25/2028	2,501,462
1,000,000	Kimberly-Clark Corp 1.05%, 09/15/2027	891,629
2,000,000	Kraft Heinz Foods Co 3.75%, 04/01/2030	1,910,872
2,000,000	Kroger Co 2.20%, 05/01/2030	1,711,575
1,000,000	Laboratory Corp of America Holdings 3.60%, 09/01/2027	965,816
1,000,000	Mars Inc(a) 4.75%, 04/20/2033	1,008,882
	McCormick & Co Inc
357,000	3.25%, 11/15/2025	344,781
1,000,000	4.95%, 04/15/2033(b)	1,003,710
1,000,000	McKesson Corp 1.30%, 08/15/2026	916,842
1,000,000	Medtronic Global Holdings SCA 4.50%, 03/30/2033	1,000,323
	Merck & Co Inc
1,000,000	3.40%, 03/07/2029	960,615
1,000,000	4.30%, 05/17/2030	999,857
500,000	1.45%, 06/24/2030	417,841
2,000,000	2.15%, 12/10/2031	1,707,497
1,000,000	4.90%, 05/17/2044	1,011,370
500,000	Molson Coors Beverage Co 4.20%, 07/15/2046	426,055
1,500,000	Mondelez International Inc 2.75%, 04/13/2030	1,354,851
500,000	Moody's Corp 3.25%, 01/15/2028	477,129
2,000,000	Novartis Capital Corp 2.20%, 08/14/2030	1,760,704
1,500,000	PayPal Holdings Inc 2.85%, 10/01/2029	1,372,027
	PepsiCo Inc
1,000,000	4.45%, 02/15/2033(b)	1,023,973
2,500,000	3.45%, 10/06/2046	2,066,102

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
	Pfizer Inc
$ 1,175,000	1.75%, 08/18/2031	$ 975,240
1,500,000	4.00%, 12/15/2036	1,415,697
3,000,000	2.55%, 05/28/2040	2,201,933
1,000,000	Pfizer Investment Enterprises Pte Ltd 4.75%, 05/19/2033	1,002,245
2,000,000	Procter & Gamble Co 1.20%, 10/29/2030	1,656,727
1,000,000	Regeneron Pharmaceuticals Inc 1.75%, 09/15/2030	822,209
1,000,000	Revvity Inc 2.25%, 09/15/2031	819,944
175,000	Royalty Pharma PLC(b) 2.15%, 09/02/2031	142,942
1,000,000	S&P Global Inc 2.90%, 03/01/2032	892,579
	Stryker Corp
500,000	4.85%, 12/08/2028	505,731
1,000,000	4.63%, 03/15/2046	956,797
1,000,000	Sysco Corp 3.25%, 07/15/2027	955,855
1,000,000	Takeda Pharmaceutical Co Ltd 2.05%, 03/31/2030	856,875
	Thermo Fisher Scientific Inc
175,000	1.75%, 10/15/2028	156,107
1,175,000	2.00%, 10/15/2031(b)	990,006
2,409,000	2.80%, 10/15/2041	1,828,426
1,000,000	Tyson Foods Inc 4.00%, 03/01/2026	980,538
	Unilever Capital Corp
1,000,000	4.88%, 09/08/2028(b)	1,026,247
185,000	1.75%, 08/12/2031	153,549
1,175,000	2.63%, 08/12/2051	806,065
	UnitedHealth Group Inc
1,000,000	5.25%, 02/15/2028	1,034,070
2,000,000	4.00%, 05/15/2029	1,970,592
1,000,000	4.50%, 04/15/2033	993,648
1,500,000	3.50%, 08/15/2039	1,274,636
2,500,000	2.90%, 05/15/2050	1,749,353
1,000,000	5.05%, 04/15/2053	1,010,175
1,000,000	Universal Health Services Inc 2.65%, 10/15/2030	847,928
500,000	Utah Acquisition Sub Inc 3.95%, 06/15/2026	483,197
	Viatris Inc
175,000	2.70%, 06/22/2030	148,140
1,000,000	3.85%, 06/22/2040	743,784
1,028,000	Zimmer Biomet Holdings Inc 4.25%, 08/15/2035	928,428
	Zoetis Inc
1,000,000	2.00%, 05/15/2030	861,069
500,000	5.60%, 11/16/2032	535,949
		156,546,265
Principal Amount		Fair Value
Energy — 1.80%
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc
$ 1,000,000	2.06%, 12/15/2026	$ 935,845
467,000	4.08%, 12/15/2047	395,012
	BP Capital Markets America Inc
3,175,000	3.63%, 04/06/2030	3,040,373
1,500,000	2.77%, 11/10/2050	1,003,206
1,000,000	3.00%, 03/17/2052	701,496
1,000,000	Canadian Natural Resources Ltd 3.85%, 06/01/2027	971,075
1,000,000	Cenovus Energy Inc 2.65%, 01/15/2032	828,674
	Cheniere Corpus Christi Holdings LLC
500,000	5.13%, 06/30/2027	502,428
175,000	2.74%, 12/31/2039	139,421
2,000,000	Chevron Corp 3.08%, 05/11/2050	1,509,693
1,500,000	Chevron USA Inc 3.85%, 01/15/2028	1,479,324
43,000	Cimarex Energy Co 4.38%, 03/15/2029	36,266
1,000,000	Columbia Pipelines Operating Co LLC(a) 6.04%, 11/15/2033	1,047,270
	ConocoPhillips Co
438,000	5.90%, 10/15/2032	480,520
1,175,000	3.76%, 03/15/2042	994,139
	Coterra Energy Inc
1,000,000	3.90%, 05/15/2027	967,491
9,000	4.38%, 03/15/2029	8,733
1,000,000	Devon Energy Corp 5.60%, 07/15/2041	966,476
1,000,000	Diamondback Energy Inc 3.50%, 12/01/2029	928,719
1,175,000	Enbridge Inc 2.50%, 08/01/2033	962,223
	Energy Transfer LP
1,000,000	2.90%, 05/15/2025	968,946
1,000,000	4.20%, 04/15/2027	971,486
2,000,000	5.75%, 02/15/2033	2,061,958
1,000,000	5.15%, 03/15/2045	916,876
	Enterprise Products Operating LLC
1,500,000	2.80%, 01/31/2030	1,356,542
1,000,000	5.35%, 01/31/2033	1,046,562
664,000	4.85%, 08/15/2042	636,511
175,000	4.20%, 01/31/2050	151,791
500,000	EQT Corp 5.70%, 04/01/2028	507,409
3,000,000	Equinor ASA(b) 3.13%, 04/06/2030	2,816,987
	Exxon Mobil Corp
175,000	2.61%, 10/15/2030	156,500
1,175,000	3.00%, 08/16/2039	943,102
2,421,000	3.45%, 04/15/2051	1,899,186

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Energy — (continued)
$ 500,000	Halliburton Co 5.00%, 11/15/2045	$ 485,248
1,000,000	Hess Corp 5.60%, 02/15/2041	1,050,166
	Kinder Morgan Energy Partners LP
175,000	6.95%, 01/15/2038	192,056
1,500,000	4.70%, 11/01/2042	1,286,176
	Kinder Morgan Inc
1,000,000	1.75%, 11/15/2026	919,859
500,000	2.00%, 02/15/2031	415,044
1,000,000	4.80%, 02/01/2033	962,373
500,000	Magellan Midstream Partners LP 4.85%, 02/01/2049	441,694
	Marathon Petroleum Corp
175,000	4.70%, 05/01/2025	173,814
500,000	4.75%, 09/15/2044	445,821
	MPLX LP
1,000,000	4.25%, 12/01/2027	978,279
1,000,000	5.00%, 03/01/2033	979,594
1,500,000	4.50%, 04/15/2038	1,334,799
175,000	NOV Inc(b) 3.60%, 12/01/2029	161,792
2,000,000	Occidental Petroleum Corp 6.13%, 01/01/2031	2,076,375
	ONEOK Inc
1,000,000	5.65%, 11/01/2028	1,035,196
1,000,000	6.10%, 11/15/2032	1,062,592
675,000	ONEOK Partners LP 6.20%, 09/15/2043	705,416
	Phillips 66
175,000	2.15%, 12/15/2030	147,371
1,000,000	5.30%, 06/30/2033	1,026,362
500,000	4.65%, 11/15/2034	486,192
1,000,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	978,901
500,000	Schlumberger Investment SA(b) 4.85%, 05/15/2033	507,441
	Shell International Finance BV
1,175,000	2.38%, 11/07/2029(c)	1,057,228
2,000,000	2.75%, 04/06/2030(b)	1,826,848
500,000	4.13%, 05/11/2035	476,150
175,000	6.38%, 12/15/2038(c)	201,224
500,000	3.63%, 08/21/2042	422,222
140,000	4.38%, 05/11/2045	128,268
175,000	4.00%, 05/10/2046(c)	151,860
175,000	3.25%, 04/06/2050	131,467
1,000,000	Spectra Energy Partners LP 3.38%, 10/15/2026	962,727
	Suncor Energy Inc
500,000	6.80%, 05/15/2038	546,820
175,000	3.75%, 03/04/2051	131,137
	Targa Resources Corp
1,000,000	4.20%, 02/01/2033	919,434
500,000	6.13%, 03/15/2033	526,419
Principal Amount		Fair Value
Energy — (continued)
$ 1,000,000	TotalEnergies Capital International SA 2.83%, 01/10/2030	$ 918,329
	TransCanada PipeLines Ltd
1,000,000	6.20%, 03/09/2026	999,926
1,175,000	4.88%, 05/15/2048	1,076,459
500,000	Valero Energy Corp 7.50%, 04/15/2032	575,009
	Williams Cos Inc
1,000,000	5.40%, 03/02/2026	1,009,992
1,000,000	3.75%, 06/15/2027	963,839
675,000	2.60%, 03/15/2031	577,140
1,000,000	4.65%, 08/15/2032(b)	974,804
		64,762,103
Financial — 8.46%
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
1,000,000	6.10%, 01/15/2027	1,021,338
1,500,000	3.88%, 01/23/2028	1,429,469
1,000,000	3.00%, 10/29/2028	912,989
1,500,000	3.85%, 10/29/2041(b)	1,208,077
3,028,000	Air Lease Corp 1.88%, 08/15/2026	2,785,191
	Alexandria Real Estate Equities Inc REIT
500,000	1.88%, 02/01/2033	389,234
1,000,000	4.75%, 04/15/2035(b)	970,002
1,000,000	Allstate Corp 3.28%, 12/15/2026	964,318
2,000,000	Ally Financial Inc 2.20%, 11/02/2028	1,700,267
	American Express Co
1,000,000	3.95%, 08/01/2025	983,827
500,000	4.90%, 02/13/2026	501,204
1,000,000	1.65%, 11/04/2026	918,944
850,000	2.55%, 03/04/2027	796,295
1,000,000	5.04%, 05/01/2034	998,260
1,675,000	American International Group Inc 3.40%, 06/30/2030	1,541,463
	American Tower Corp REIT
1,000,000	5.80%, 11/15/2028	1,038,817
1,500,000	3.80%, 08/15/2029	1,424,009
1,000,000	2.30%, 09/15/2031	826,827
1,000,000	5.55%, 07/15/2033	1,034,626
1,000,000	Ameriprise Financial Inc 5.15%, 05/15/2033	1,030,400
	Aon Corp / Aon Global Holdings PLC
175,000	2.05%, 08/23/2031	142,953
1,000,000	5.35%, 02/28/2033	1,025,554
675,000	2.90%, 08/23/2051	440,056
2,279,000	Ares Capital Corp 2.88%, 06/15/2028	2,019,041
	Athene Global Funding(a)
1,000,000	1.73%, 10/02/2026	903,256

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Financial — (continued)
$ 825,000	2.45%, 08/20/2027	$ 739,735
1,000,000	Athene Holding Ltd 5.88%, 01/15/2034	1,009,792
1,000,000	Australia & New Zealand Banking Group Ltd 5.09%, 12/08/2025	1,006,016
	AvalonBay Communities Inc REIT
1,476,000	2.95%, 05/11/2026	1,416,042
250,000	5.30%, 12/07/2033	260,096
	Banco Santander SA
2,000,000	4.18%, 03/24/2028	1,924,681
175,000	2.96%, 03/25/2031	150,345
	Bank of America Corp
1,000,000	1.53%, 12/06/2025	961,349
1,000,000	3.38%, 04/02/2026	972,559
2,175,000	1.73%, 07/22/2027	1,992,629
5,500,000	2.50%, 02/13/2031	4,722,941
3,175,000	2.30%, 07/21/2032	2,592,506
2,500,000	2.57%, 10/20/2032	2,072,679
1,000,000	5.02%, 07/22/2033	989,231
1,000,000	5.87%, 09/15/2034	1,046,770
1,000,000	2.48%, 09/21/2036	792,069
500,000	6.11%, 01/29/2037	533,094
2,000,000	4.08%, 04/23/2040	1,747,752
4,000,000	2.68%, 06/19/2041	2,859,518
1,000,000	5.88%, 02/07/2042	1,077,782
2,175,000	2.97%, 07/21/2052	1,533,150
	Bank of Montreal
1,000,000	5.92%, 09/25/2025	1,015,642
1,500,000	1.25%, 09/15/2026(b)	1,366,391
1,000,000	2.65%, 03/08/2027	941,620
	Bank of New York Mellon Corp
1,000,000	5.80%, 10/25/2028	1,036,783
1,000,000	1.90%, 01/25/2029	884,310
2,000,000	4.54%, 02/01/2029	1,984,616
1,000,000	1.80%, 07/28/2031	813,798
	Bank of Nova Scotia
2,500,000	1.05%, 03/02/2026	2,303,746
1,000,000	5.25%, 06/12/2028(b)	1,015,041
	Barclays PLC
500,000	5.30%, 08/09/2026	497,928
1,000,000	2.89%, 11/24/2032	819,580
	Berkshire Hathaway Finance Corp
900,000	2.30%, 03/15/2027	851,217
175,000	1.45%, 10/15/2030	147,028
175,000	4.25%, 01/15/2049	163,070
1,000,000	2.85%, 10/15/2050	700,239
	BlackRock Inc
1,000,000	3.20%, 03/15/2027	968,649
1,000,000	3.25%, 04/30/2029	960,630
1,000,000	BNP Paribas SA(a) 2.16%, 09/15/2029	869,758
1,000,000	Boston Properties LP REIT 6.75%, 12/01/2027	1,047,047
1,000,000	BPCE SA(a) 4.75%, 07/19/2027	987,681
Principal Amount		Fair Value
Financial — (continued)
$ 1,000,000	Camden Property Trust REIT 2.80%, 05/15/2030	$ 894,228
	Canadian Imperial Bank of Commerce
1,000,000	3.95%, 08/04/2025	984,039
1,000,000	5.00%, 04/28/2028	1,005,886
	Capital One Financial Corp
1,000,000	1.88%, 11/02/2027	899,470
1,000,000	6.31%, 06/08/2029	1,025,910
1,000,000	5.25%, 07/26/2030	982,532
	Charles Schwab Corp
2,000,000	0.90%, 03/11/2026	1,833,410
1,000,000	6.14%, 08/24/2034	1,054,075
1,000,000	Chubb INA Holdings Inc 2.85%, 12/15/2051	725,364
1,000,000	Citibank NA 5.86%, 09/29/2025	1,016,525
	Citigroup Inc
1,000,000	1.28%, 11/03/2025	962,133
2,000,000	3.40%, 05/01/2026	1,929,889
3,250,000	4.45%, 09/29/2027	3,175,278
2,000,000	3.07%, 02/24/2028	1,884,554
3,000,000	3.52%, 10/27/2028	2,837,292
3,000,000	3.06%, 01/25/2033	2,559,545
3,500,000	2.90%, 11/03/2042	2,517,094
2,000,000	Citizens Bank NA 4.58%, 08/09/2028	1,898,763
1,000,000	Cooperatieve Rabobank UA(a) 1.11%, 02/24/2027	915,654
	Crown Castle Inc REIT
1,000,000	4.80%, 09/01/2028	986,695
2,000,000	2.25%, 01/15/2031	1,656,116
1,000,000	CubeSmart LP REIT 2.25%, 12/15/2028	883,008
3,000,000	Development Bank of Japan Inc(a)(b) 1.75%, 10/20/2031	2,487,805
1,000,000	EPR Properties REIT 3.60%, 11/15/2031	829,367
1,000,000	Equinix Inc REIT 3.20%, 11/18/2029	918,432
1,000,000	Equitable Holdings Inc 5.59%, 01/11/2033	1,026,799
1,000,000	Essex Portfolio LP REIT 1.65%, 01/15/2031	791,105
1,000,000	Everest Reinsurance Holdings Inc 3.13%, 10/15/2052	684,473
	Extra Space Storage LP REIT
1,000,000	2.40%, 10/15/2031	824,966
2,000,000	2.35%, 03/15/2032	1,630,237
1,000,000	Fidelity National Financial Inc 2.45%, 03/15/2031	828,398
	Fifth Third Bancorp
500,000	1.71%, 11/01/2027	449,838
1,000,000	4.06%, 04/25/2028	953,242
1,000,000	4.77%, 07/28/2030	976,630

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Financial — (continued)
	Goldman Sachs Group Inc
$ 1,000,000	5.80%, 08/10/2026	$ 1,009,661
1,000,000	3.50%, 11/16/2026	962,892
1,000,000	1.09%, 12/09/2026	920,967
1,000,000	1.43%, 03/09/2027	922,088
175,000	1.54%, 09/10/2027	158,728
2,500,000	4.48%, 08/23/2028	2,455,863
4,000,000	3.80%, 03/15/2030	3,758,292
5,555,000	2.38%, 07/21/2032	4,564,134
175,000	Golub Capital BDC Inc 2.50%, 08/24/2026	158,604
1,000,000	Healthcare Realty Holdings LP REIT 3.75%, 07/01/2027	945,457
	HSBC Holdings PLC
1,500,000	3.90%, 05/25/2026	1,460,157
175,000	1.59%, 05/24/2027	160,506
4,741,000	2.21%, 08/17/2029	4,138,540
1,000,000	Huntington Bancshares Inc 2.49%, 08/15/2036	755,744
	ING Groep NV
1,000,000	1.40%, 07/01/2026(a)	940,952
1,000,000	6.08%, 09/11/2027	1,020,503
2,000,000	Intercontinental Exchange Inc 3.10%, 09/15/2027	1,902,964
	JPMorgan Chase & Co
1,025,000	0.97%, 06/23/2025	1,001,033
175,000	3.90%, 07/15/2025	172,282
1,729,000	0.77%, 08/09/2025(c)	1,676,563
1,500,000	5.55%, 12/15/2025	1,500,955
175,000	3.30%, 04/01/2026	169,397
1,524,000	2.08%, 04/22/2026	1,459,762
1,175,000	1.58%, 04/22/2027	1,084,318
2,000,000	3.63%, 12/01/2027	1,919,171
1,000,000	5.30%, 07/24/2029	1,014,711
4,000,000	4.57%, 06/14/2030	3,914,242
1,175,000	2.74%, 10/15/2030	1,044,721
1,000,000	2.96%, 05/13/2031	878,774
1,425,000	1.95%, 02/04/2032	1,158,376
2,000,000	5.72%, 09/14/2033	2,069,399
1,000,000	3.88%, 07/24/2038	885,191
500,000	5.50%, 10/15/2040	519,528
1,000,000	KeyBank NA 4.39%, 12/14/2027	939,977
1,000,000	KeyCorp 4.79%, 06/01/2033	918,097
1,000,000	Kilroy Realty LP REIT 2.65%, 11/15/2033	758,241
	Kimco Realty OP LLC REIT
1,000,000	2.25%, 12/01/2031	816,463
250,000	4.60%, 02/01/2033	241,158
	Kreditanstalt fuer Wiederaufbau
3,000,000	0.63%, 01/22/2026	2,785,247
1,700,000	1.00%, 10/01/2026	1,563,554
1,000,000	3.75%, 02/15/2028	989,416
800,000	3.88%, 06/15/2028	795,258
2,000,000	0.75%, 09/30/2030	1,623,465
Principal Amount		Fair Value
Financial — (continued)
$ 1,000,000	4.13%, 07/15/2033	$ 1,004,590
	Landwirtschaftliche Rentenbank
1,000,000	0.50%, 05/27/2025	944,224
1,000,000	3.88%, 09/28/2027	993,483
1,000,000	Lincoln National Corp 3.40%, 03/01/2032	851,761
1,500,000	Lloyds Banking Group PLC 3.75%, 01/11/2027	1,439,498
175,000	LXP Industrial Trust REIT 2.38%, 10/01/2031	140,505
	Marsh & McLennan Cos Inc
500,000	4.38%, 03/15/2029	497,515
1,000,000	2.38%, 12/15/2031	851,814
1,000,000	5.40%, 09/15/2033(b)	1,052,691
	Mastercard Inc
1,000,000	3.30%, 03/26/2027	969,720
1,000,000	4.85%, 03/09/2033	1,032,667
	MetLife Inc
500,000	5.38%, 07/15/2033	521,237
1,000,000	5.25%, 01/15/2054(b)	1,026,746
2,000,000	Metropolitan Life Global Funding I(a) 2.40%, 01/11/2032	1,658,320
750,000	Mid-America Apartments LP REIT 2.88%, 09/15/2051	491,840
	Mitsubishi UFJ Financial Group Inc
4,574,000	1.54%, 07/20/2027	4,179,346
1,000,000	5.42%, 02/22/2029	1,018,106
1,000,000	2.85%, 01/19/2033	856,600
	Mizuho Financial Group Inc
1,000,000	5.78%, 07/06/2029	1,028,682
2,000,000	1.98%, 09/08/2031(b)	1,630,682
1,000,000	2.56%, 09/13/2031	813,414
	Morgan Stanley
1,000,000	2.19%, 04/28/2026	960,655
1,574,000	3.13%, 07/27/2026	1,507,187
500,000	4.35%, 09/08/2026	490,682
2,175,000	1.51%, 07/20/2027	1,986,658
2,000,000	5.12%, 02/01/2029	2,009,095
1,000,000	5.45%, 07/20/2029	1,018,952
2,000,000	1.79%, 02/13/2032	1,597,046
1,175,000	2.24%, 07/21/2032	959,084
3,000,000	2.51%, 10/20/2032	2,484,115
1,000,000	2.94%, 01/21/2033	850,658
500,000	4.89%, 07/20/2033	487,535
2,000,000	2.48%, 09/16/2036	1,585,175
1,000,000	5.95%, 01/19/2038	1,011,294
1,500,000	Nasdaq Inc 3.95%, 03/07/2052	1,187,900
	National Australia Bank Ltd
1,000,000	4.63%, 11/22/2027(a)(b)	1,002,442
1,000,000	4.90%, 06/13/2028	1,011,717
1,000,000	2.99%, 05/21/2031(a)	836,470
1,000,000	NatWest Group PLC 5.52%, 09/30/2028	1,005,306
	Nomura Holdings Inc
1,000,000	2.61%, 07/14/2031	830,543

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Financial — (continued)
$ 1,000,000	6.09%, 07/12/2033	$ 1,063,608
1,000,000	Northern Trust Corp 6.13%, 11/02/2032	1,073,834
	Oesterreichische Kontrollbank AG
1,000,000	0.38%, 09/17/2025	932,833
1,000,000	3.63%, 09/09/2027	984,368
	PNC Financial Services Group Inc
2,000,000	5.35%, 12/02/2028	2,023,212
2,000,000	2.31%, 04/23/2032	1,672,775
500,000	Principal Financial Group Inc 5.38%, 03/15/2033	511,251
2,000,000	Principal Life Global Funding II(a) 1.50%, 11/17/2026	1,819,730
1,000,000	Private Export Funding Corp 3.90%, 10/15/2027	988,821
1,000,000	Progressive Corp 4.95%, 06/15/2033	1,025,940
	Prologis LP REIT
1,000,000	4.88%, 06/15/2028	1,012,729
500,000	4.63%, 01/15/2033	502,218
	Prudential Financial Inc
2,000,000	3.00%, 03/10/2040	1,554,491
1,000,000	3.70%, 10/01/2050	866,941
500,000	Public Storage Operating Co REIT 5.13%, 01/15/2029	515,923
500,000	Raymond James Financial Inc 3.75%, 04/01/2051	377,167
	Realty Income Corp REIT
1,000,000	3.95%, 08/15/2027	972,071
500,000	3.65%, 01/15/2028	479,409
1,000,000	1.80%, 03/15/2033	776,922
	Royal Bank of Canada
1,000,000	1.15%, 06/10/2025	947,674
3,000,000	1.40%, 11/02/2026(b)	2,745,029
1,000,000	5.00%, 05/02/2033(b)	1,019,391
1,000,000	Santander UK Group Holdings PLC 1.67%, 06/14/2027	909,069
	Simon Property Group LP REIT
2,500,000	1.75%, 02/01/2028	2,246,547
1,000,000	2.45%, 09/13/2029	889,970
175,000	3.25%, 09/13/2049	126,370
	State Street Corp
1,000,000	5.27%, 08/03/2026	1,014,531
1,000,000	5.75%, 11/04/2026	1,015,443
2,000,000	2.20%, 03/03/2031	1,664,594
	Sumitomo Mitsui Financial Group Inc
3,000,000	1.47%, 07/08/2025	2,838,844
2,000,000	5.52%, 01/13/2028	2,046,993
1,000,000	5.72%, 09/14/2028	1,035,567
1,000,000	Sun Communities Operating LP REIT 2.30%, 11/01/2028	874,626
Principal Amount		Fair Value
Financial — (continued)
$ 1,000,000	Synchrony Bank 5.63%, 08/23/2027	$ 982,851
500,000	Synchrony Financial 2.88%, 10/28/2031	400,441
1,000,000	Tanger Properties LP REIT 2.75%, 09/01/2031	804,065
	Toronto-Dominion Bank
2,500,000	2.80%, 03/10/2027	2,360,497
2,000,000	4.69%, 09/15/2027	1,999,787
500,000	Travelers Cos Inc 5.45%, 05/25/2053	539,141
	Truist Financial Corp
300,000	4.26%, 07/28/2026	293,772
1,000,000	1.95%, 06/05/2030(b)	834,371
3,000,000	4.92%, 07/28/2033	2,792,906
1,000,000	Unum Group 4.13%, 06/15/2051	746,463
	US Bancorp
1,000,000	3.10%, 04/27/2026	958,276
2,000,000	2.22%, 01/27/2028	1,837,920
1,700,000	4.55%, 07/22/2028	1,674,929
500,000	Ventas Realty LP REIT 3.25%, 10/15/2026	473,779
1,000,000	VICI Properties LP 4.75%, 02/15/2028	978,962
2,000,000	Visa Inc 3.15%, 12/14/2025	1,951,337
	Wells Fargo & Co
1,500,000	3.55%, 09/29/2025	1,465,635
1,000,000	3.91%, 04/25/2026	980,157
750,000	4.30%, 07/22/2027	734,064
4,000,000	3.53%, 03/24/2028	3,816,074
2,000,000	3.35%, 03/02/2033	1,746,833
3,000,000	4.90%, 07/25/2033	2,922,524
2,000,000	5.39%, 04/24/2034	2,008,688
2,000,000	4.40%, 06/14/2046	1,679,848
175,000	Western Union Co 1.35%, 03/15/2026	160,578
	Westpac Banking Corp
2,000,000	1.95%, 11/20/2028	1,771,929
1,000,000	2.89%, 02/04/2030	963,362
1,000,000	5.41%, 08/10/2033	994,405
1,000,000	Weyerhaeuser Co REIT 3.38%, 03/09/2033	887,635
1,000,000	WP Carey Inc REIT 2.45%, 02/01/2032	812,262
		304,874,367
Industrial — 2.05%
	3M Co
500,000	2.00%, 02/14/2025	480,808
1,000,000	3.63%, 10/15/2047	763,430
500,000	4.00%, 09/14/2048	427,204
	Boeing Co
314,000	4.88%, 05/01/2025	312,426
175,000	2.75%, 02/01/2026	167,499
175,000	2.20%, 02/04/2026	165,355
4,000,000	2.95%, 02/01/2030	3,603,704
1,000,000	5.71%, 05/01/2040	1,033,935

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Industrial — (continued)
$ 1,500,000	3.63%, 03/01/2048	$ 1,122,763
175,000	5.93%, 05/01/2060	181,211
	Burlington Northern Santa Fe LLC
500,000	5.15%, 09/01/2043	511,250
1,000,000	4.45%, 01/15/2053	942,475
1,000,000	Canadian National Railway Co 3.50%, 11/15/2042	790,541
2,000,000	Canadian Pacific Railway Co 3.00%, 12/02/2041	1,784,929
2,500,000	Carrier Global Corp 3.38%, 04/05/2040	2,011,391
	Caterpillar Financial Services Corp
1,000,000	5.15%, 08/11/2025	1,007,060
1,000,000	4.80%, 01/06/2026	1,005,713
1,000,000	CNH Industrial Capital LLC 4.55%, 04/10/2028	986,481
	CSX Corp
1,250,000	4.25%, 03/15/2029	1,248,709
1,000,000	5.20%, 11/15/2033(b)	1,042,767
250,000	4.75%, 05/30/2042	238,535
1,000,000	4.50%, 11/15/2052	927,986
	Eaton Corp
500,000	4.15%, 03/15/2033	489,192
500,000	4.70%, 08/23/2052	492,278
	FedEx Corp
1,000,000	3.25%, 05/15/2041	773,081
1,000,000	4.10%, 02/01/2045	839,708
175,000	5.25%, 05/15/2050(b)	174,175
1,000,000	Fortune Brands Innovations Inc 5.88%, 06/01/2033	1,044,750
1,000,000	GATX Corp 4.90%, 03/15/2033	977,889
2,000,000	General Dynamics Corp 4.25%, 04/01/2040	1,866,289
500,000	Holcim Capital Corp Ltd(a) 6.50%, 09/12/2043	517,015
2,301,000	Honeywell International Inc 1.10%, 03/01/2027	2,087,309
1,000,000	Jabil Inc 4.25%, 05/15/2027	974,010
1,000,000	Jacobs Engineering Group Inc 6.35%, 08/18/2028	1,044,397
500,000	JB Hunt Transport Services Inc 3.88%, 03/01/2026	489,976
	John Deere Capital Corp
500,000	1.70%, 01/11/2027	461,596
1,000,000	1.75%, 03/09/2027	920,928
1,000,000	4.75%, 01/20/2028	1,016,548
2,000,000	3.90%, 06/07/2032	1,925,819
1,000,000	Johnson Controls Inc 3.63%, 07/02/2024	982,722
1,000,000	L3Harris Technologies Inc 5.40%, 07/31/2033	1,039,744
1,000,000	Lennox International Inc 5.50%, 09/15/2028	1,026,870
Principal Amount		Fair Value
Industrial — (continued)
	Lockheed Martin Corp
$ 1,000,000	4.45%, 05/15/2028	$ 1,005,299
500,000	3.90%, 06/15/2032	482,184
500,000	4.09%, 09/15/2052	444,190
1,000,000	5.70%, 11/15/2054	1,125,000
1,175,000	Martin Marietta Materials Inc 3.20%, 07/15/2051	872,541
1,000,000	Mohawk Industries Inc(b) 5.85%, 09/18/2028	1,036,632
	Norfolk Southern Corp
1,000,000	4.45%, 03/01/2033(b)	986,981
1,000,000	3.05%, 05/15/2050	711,262
500,000	5.35%, 08/01/2054	519,619
	Northrop Grumman Corp
1,000,000	3.25%, 01/15/2028	955,579
1,000,000	4.70%, 03/15/2033	1,008,494
1,000,000	Otis Worldwide Corp 2.29%, 04/05/2027	931,932
1,000,000	Packaging Corp of America 3.05%, 10/01/2051	695,028
1,000,000	Parker-Hannifin Corp 4.20%, 11/21/2034	958,971
500,000	Penske Truck Leasing Co LP / PTL Finance Corp(a) 5.55%, 05/01/2028	507,672
	Republic Services Inc
1,000,000	2.38%, 03/15/2033	835,764
1,000,000	5.00%, 12/15/2033	1,019,340
1,175,000	Rockwell Automation Inc 1.75%, 08/15/2031	969,599
	RTX Corp
175,000	1.90%, 09/01/2031	142,243
1,000,000	5.15%, 02/27/2033	1,019,145
1,000,000	3.75%, 11/01/2046	793,988
1,500,000	4.35%, 04/15/2047	1,304,332
1,175,000	2.82%, 09/01/2051	776,776
1,000,000	Ryder System Inc 1.75%, 09/01/2026	921,360
500,000	Siemens Financieringsmaatschappij NV(a) 4.40%, 05/27/2045	471,215
1,000,000	Stanley Black & Decker Inc 2.30%, 03/15/2030	850,443
1,000,000	Textron Inc 3.90%, 09/17/2029	950,658
1,000,000	Trane Technologies Financing Ltd(b) 5.25%, 03/03/2033	1,035,365
	Union Pacific Corp
1,750,000	2.15%, 02/05/2027	1,633,046
500,000	3.60%, 09/15/2037	447,412
500,000	3.38%, 02/14/2042	408,207
1,000,000	2.95%, 03/10/2052	709,220
500,000	4.95%, 09/09/2052(b)	510,151
217,007	Union Pacific Railroad Co Pass Through Trust 5.87%, 07/02/2030	222,957
	United Parcel Service Inc
500,000	2.40%, 11/15/2026	474,946

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Industrial — (continued)
$ 1,000,000	3.05%, 11/15/2027	$ 957,449
1,000,000	4.88%, 03/03/2033	1,037,972
500,000	Vulcan Materials Co 3.90%, 04/01/2027	483,921
1,000,000	Waste Connections Inc 2.20%, 01/15/2032	834,754
2,000,000	Waste Management Inc 1.50%, 03/15/2031	1,634,455
1,250,000	WRKCo Inc 3.90%, 06/01/2028	1,192,891
		73,779,461
Technology — 1.95%
1,500,000	Adobe Inc 2.30%, 02/01/2030	1,343,702
1,000,000	Analog Devices Inc 1.70%, 10/01/2028	886,834
	Apple Inc
175,000	2.90%, 09/12/2027	167,569
1,500,000	3.00%, 11/13/2027	1,439,447
1,000,000	1.20%, 02/08/2028	889,690
952,000	1.40%, 08/05/2028	843,461
1,000,000	4.15%, 05/10/2030	1,001,986
1,175,000	1.70%, 08/05/2031	982,957
1,500,000	3.85%, 05/04/2043	1,335,294
1,500,000	2.65%, 05/11/2050	1,032,505
1,000,000	2.40%, 08/20/2050	655,335
2,175,000	2.70%, 08/05/2051	1,495,569
1,000,000	3.95%, 08/08/2052	875,193
1,500,000	Applied Materials Inc 1.75%, 06/01/2030	1,275,749
1,000,000	Autodesk Inc 2.40%, 12/15/2031	855,582
	Broadcom Inc
1,425,000	4.15%, 11/15/2030	1,361,132
3,500,000	3.42%, 04/15/2033(a)	3,074,074
573,000	4.93%, 05/15/2037(a)	554,510
175,000	3.50%, 02/15/2041(a)	138,735
1,000,000	CDW LLC / CDW Finance Corp 2.67%, 12/01/2026	935,720
	Dell International LLC / EMC Corp
500,000	5.25%, 02/01/2028	512,433
76,000	8.10%, 07/15/2036	93,472
2,000,000	3.38%, 12/15/2041	1,508,042
15,000	8.35%, 07/15/2046	19,699
1,500,000	Fidelity National Information Services Inc 3.10%, 03/01/2041	1,111,960
	Fiserv Inc
175,000	2.25%, 06/01/2027	161,824
1,000,000	5.45%, 03/02/2028	1,029,855
1,000,000	4.20%, 10/01/2028	977,291
500,000	Hewlett Packard Enterprise Co 6.10%, 04/01/2026	500,834
2,891,000	HP Inc 2.65%, 06/17/2031	2,460,407
Principal Amount		Fair Value
Technology — (continued)
	Intel Corp
$ 1,000,000	3.75%, 08/05/2027	$ 980,028
1,175,000	1.60%, 08/12/2028	1,039,433
1,000,000	5.13%, 02/10/2030	1,037,084
175,000	2.00%, 08/12/2031	147,783
1,175,000	2.80%, 08/12/2041	879,913
1,000,000	5.63%, 02/10/2043	1,068,995
175,000	3.05%, 08/12/2051	123,229
	International Business Machines Corp
2,000,000	4.15%, 07/27/2027	1,975,975
2,500,000	4.00%, 06/20/2042	2,175,644
1,000,000	Intuit Inc 5.13%, 09/15/2028	1,033,508
500,000	KLA Corp(b) 4.65%, 07/15/2032	510,741
1,000,000	Leidos Inc 2.30%, 02/15/2031	837,004
1,000,000	Micron Technology Inc 2.70%, 04/15/2032	839,842
	Microsoft Corp
190,000	2.40%, 08/08/2026	181,048
2,000,000	1.35%, 09/15/2030(a)	1,665,273
3,453,000	3.45%, 08/08/2036	3,175,962
1,000,000	2.53%, 06/01/2050	682,673
1,547,000	2.92%, 03/17/2052	1,141,742
1,675,000	NVIDIA Corp 1.55%, 06/15/2028	1,499,781
1,000,000	NXP BV / NXP Funding LLC / NXP USA Inc 2.65%, 02/15/2032	842,488
	Oracle Corp
500,000	6.25%, 11/09/2032	543,942
3,000,000	4.90%, 02/06/2033	2,986,352
2,500,000	3.85%, 07/15/2036	2,178,074
3,000,000	3.65%, 03/25/2041	2,379,340
175,000	4.00%, 07/15/2046	140,270
175,000	3.60%, 04/01/2050	129,624
175,000	3.95%, 03/25/2051	137,036
1,894,000	Qorvo Inc 4.38%, 10/15/2029	1,796,932
	QUALCOMM Inc
2,500,000	1.30%, 05/20/2028	2,213,893
500,000	3.25%, 05/20/2050(b)	388,879
850,000	Roper Technologies Inc 1.00%, 09/15/2025	794,512
1,175,000	Salesforce Inc 2.70%, 07/15/2041	897,477
1,000,000	Take-Two Interactive Software Inc 4.95%, 03/28/2028	1,007,410
	Texas Instruments Inc
1,000,000	1.75%, 05/04/2030	862,290
500,000	4.10%, 08/16/2052	443,655
175,000	VMware Inc 1.40%, 08/15/2026	160,070
1,000,000	VMware LLC 2.20%, 08/15/2031	828,612

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Technology — (continued)
$ 1,000,000	Workday Inc 3.80%, 04/01/2032	$ 931,121
		70,178,496
Utilities — 2.17%
2,000,000	AEP Texas Inc 2.10%, 07/01/2030	1,677,736
1,175,000	AEP Transmission Co LLC 2.75%, 08/15/2051	760,436
1,000,000	Ameren Illinois Co 4.95%, 06/01/2033	1,012,696
1,000,000	American Electric Power Co Inc(b) 5.63%, 03/01/2033	1,041,791
1,000,000	American Water Capital Corp 3.75%, 09/01/2047	816,665
	Appalachian Power Co
140,000	7.00%, 04/01/2038	161,466
1,000,000	3.70%, 05/01/2050	747,965
1,000,000	Arizona Public Service Co 5.55%, 08/01/2033	1,033,254
175,000	Atmos Energy Corp 5.50%, 06/15/2041	182,892
175,000	Avangrid Inc 3.80%, 06/01/2029	164,965
	Berkshire Hathaway Energy Co
500,000	3.70%, 07/15/2030	472,783
175,000	5.95%, 05/15/2037	186,033
175,000	5.15%, 11/15/2043	172,189
2,735,000	2.85%, 05/15/2051	1,847,497
1,000,000	Black Hills Corp 3.88%, 10/15/2049	746,199
500,000	Boston Gas Co(a) 3.15%, 08/01/2027	469,946
1,000,000	CenterPoint Energy Houston Electric LLC 2.35%, 04/01/2031	856,301
2,000,000	CenterPoint Energy Resources Corp 4.40%, 07/01/2032	1,943,175
1,000,000	CMS Energy Corp 4.88%, 03/01/2044	950,085
1,000,000	Connecticut Light & Power Co 5.25%, 01/15/2053	1,020,537
	Consolidated Edison Co of New York Inc
1,000,000	3.13%, 11/15/2027	953,727
1,000,000	2.40%, 06/15/2031	863,439
1,000,000	5.50%, 03/15/2034	1,048,764
1,000,000	Consumers Energy Co 3.60%, 08/15/2032	925,802
	Dominion Energy Inc
175,000	3.90%, 10/01/2025	171,673
1,500,000	3.38%, 04/01/2030	1,380,928
1,175,000	2.25%, 08/15/2031	973,133
175,000	4.70%, 12/01/2044	154,647
Principal Amount		Fair Value
Utilities — (continued)
$ 1,000,000	Dominion Energy South Carolina Inc 2.30%, 12/01/2031	$ 832,602
	DTE Electric Co
1,000,000	5.20%, 04/01/2033	1,038,781
1,000,000	3.75%, 08/15/2047	799,310
1,000,000	DTE Energy Co 4.88%, 06/01/2028	1,008,668
1,000,000	Duke Energy Carolinas LLC 2.45%, 02/01/2030	883,517
	Duke Energy Corp
5,311,000	2.55%, 06/15/2031	4,531,576
175,000	3.50%, 06/15/2051	128,561
1,000,000	Duke Energy Florida LLC 1.75%, 06/15/2030	834,113
1,500,000	Duke Energy Florida Project Finance LLC 2.86%, 03/01/2033	1,317,027
1,000,000	Duke Energy Ohio Inc 5.25%, 04/01/2033	1,030,200
657,000	Duke Energy Progress LLC 2.00%, 08/15/2031	542,158
499,965	Elm Road Generating Station Supercritical LLC 4.67%, 01/19/2031	480,667
1,000,000	Entergy Arkansas LLC 5.15%, 01/15/2033	1,019,437
	Entergy Corp
500,000	0.90%, 09/15/2025	464,929
175,000	2.80%, 06/15/2030	153,991
1,000,000	Entergy Louisiana LLC 4.75%, 09/15/2052	919,164
1,000,000	Eversource Energy 3.45%, 01/15/2050	721,672
1,750,000	Exelon Corp 5.30%, 03/15/2033	1,785,940
	Florida Power & Light Co
140,000	5.96%, 04/01/2039	154,159
1,209,000	5.25%, 02/01/2041	1,232,090
171,000	4.05%, 10/01/2044	149,535
1,500,000	3.15%, 10/01/2049	1,100,424
1,000,000	Georgia Power Co 3.25%, 03/15/2051	723,222
175,000	IPALCO Enterprises Inc 4.25%, 05/01/2030	161,687
1,000,000	ITC Holdings Corp(a) 4.95%, 09/22/2027	1,005,421
500,000	Jersey Central Power & Light Co 6.15%, 06/01/2037	529,224
175,000	Kentucky Utilities Co 5.13%, 11/01/2040	169,919
	MidAmerican Energy Co
1,000,000	5.35%, 01/15/2034	1,053,693
1,175,000	2.70%, 08/01/2052	758,939
	National Rural Utilities Cooperative Finance Corp
1,000,000	5.05%, 09/15/2028	1,025,949
1,000,000	2.75%, 04/15/2032	842,702

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Utilities — (continued)
$ 1,000,000	New York State Electric & Gas Corp(a) 5.65%, 08/15/2028	$ 1,025,319
	NextEra Energy Capital Holdings Inc
1,500,000	4.63%, 07/15/2027	1,497,285
2,000,000	5.05%, 02/28/2033(b)	2,003,738
	NiSource Inc
1,000,000	2.95%, 09/01/2029	913,285
1,000,000	5.40%, 06/30/2033	1,031,078
1,000,000	Northern States Power Co 4.00%, 08/15/2045	827,331
1,000,000	Oklahoma Gas & Electric Co(b) 5.40%, 01/15/2033	1,039,670
2,000,000	Oncor Electric Delivery Co LLC 2.70%, 11/15/2051	1,319,773
1,000,000	ONE Gas Inc(b) 4.25%, 09/01/2032	959,057
1,000,000	PECO Energy Co 4.38%, 08/15/2052	899,370
1,000,000	PPL Electric Utilities Corp 5.25%, 05/15/2053	1,030,630
175,000	Progress Energy Inc 7.75%, 03/01/2031	201,898
	Public Service Electric & Gas Co
1,000,000	4.65%, 03/15/2033	1,000,103
1,000,000	5.20%, 08/01/2033	1,037,813
1,000,000	4.05%, 05/01/2045	840,372
175,000	Public Service Enterprise Group Inc 1.60%, 08/15/2030	143,154
1,000,000	Puget Sound Energy Inc 2.89%, 09/15/2051	666,332
1,000,000	Sierra Pacific Power Co(a) 5.90%, 03/15/2054	1,058,457
	Southern Co
1,500,000	3.70%, 04/30/2030	1,413,159
1,000,000	5.70%, 03/15/2034	1,051,523
500,000	4.40%, 07/01/2046	440,216
1,000,000	Southwest Gas Corp 5.80%, 12/01/2027	1,028,483
1,000,000	Tampa Electric Co 5.00%, 07/15/2052	950,874
94,000	Tucson Electric Power Co 3.05%, 03/15/2025	91,589
1,500,000	Union Electric Co 2.15%, 03/15/2032	1,242,185
	Virginia Electric & Power Co
500,000	3.75%, 05/15/2027	488,170
500,000	3.80%, 09/15/2047	398,624
500,000	WEC Energy Group Inc 5.60%, 09/12/2026	508,873
1,000,000	Wisconsin Power & Light Co 3.95%, 09/01/2032	947,106
	Xcel Energy Inc
175,000	2.60%, 12/01/2029	156,769
1,000,000	4.60%, 06/01/2032	974,866
Principal Amount		Fair Value
Utilities — (continued)
$ 1,000,000	5.45%, 08/15/2033	$ 1,031,272
		78,354,375
TOTAL CORPORATE BONDS AND NOTES — 25.10% (Cost $967,776,120)		$ 904,611,877
FOREIGN GOVERNMENT BONDS AND NOTES
	African Development Bank
1,000,000	3.38%, 07/07/2025	982,791
500,000	4.38%, 03/14/2028	506,086
	Asian Development Bank
2,000,000	2.88%, 05/06/2025	1,954,308
1,000,000	4.25%, 01/09/2026(b)	998,942
1,000,000	3.13%, 08/20/2027	968,318
1,000,000	3.75%, 04/25/2028	988,779
1,000,000	4.50%, 08/25/2028	1,020,048
1,000,000	1.88%, 03/15/2029	900,046
1,000,000	3.88%, 09/28/2032	985,076
1,000,000	3.88%, 06/14/2033(b)	984,953
1,500,000	Asian Infrastructure Investment Bank 3.38%, 06/29/2025	1,471,927
1,500,000	Canada Government International Bond 0.75%, 05/19/2026	1,383,524
	Chile Government International Bond
500,000	2.75%, 01/31/2027	472,420
1,000,000	4.95%, 01/05/2036	988,175
4,000,000	3.50%, 01/25/2050	3,035,737
500,000	3.25%, 09/21/2071	335,066
500,000	Corp Andina de Fomento 2.25%, 02/08/2027	457,860
1,500,000	Council of Europe Development Bank 0.88%, 09/22/2026	1,372,215
	European Bank for Reconstruction & Development
1,000,000	0.50%, 11/25/2025	929,237
1,000,000	4.38%, 03/09/2028	1,013,420
	European Investment Bank
1,000,000	0.63%, 07/25/2025	941,961
2,000,000	1.38%, 03/15/2027	1,838,889
1,000,000	3.25%, 11/15/2027	972,112
2,000,000	3.88%, 03/15/2028	1,990,584
1,000,000	1.75%, 03/15/2029	895,792
1,000,000	3.63%, 07/15/2030	977,994
1,000,000	3.75%, 02/14/2033	980,097
	Export Development Canada
1,000,000	4.38%, 06/29/2026(b)	1,003,664
1,000,000	3.88%, 02/14/2028	993,553
	Export-Import Bank of Korea
1,000,000	2.63%, 05/26/2026	947,324
2,000,000	5.13%, 01/11/2033	2,076,578
1,000,000	4.63%, 06/07/2033(a)	1,001,671

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Foreign Government Bonds and Notes — (continued)
	Hungary Government International Bond(a)
$ 1,000,000	2.13%, 09/22/2031	$ 805,282
1,000,000	3.13%, 09/21/2051	676,464
	Indonesia Government International Bond
1,000,000	3.50%, 01/11/2028	958,661
1,000,000	4.65%, 09/20/2032	999,335
1,000,000	5.65%, 01/11/2053	1,098,611
	Inter-American Development Bank
2,000,000	0.63%, 07/15/2025	1,884,522
1,500,000	0.88%, 04/20/2026	1,390,670
1,000,000	4.38%, 02/01/2027	1,008,521
2,000,000	1.13%, 07/20/2028	1,760,060
1,000,000	3.50%, 04/12/2033	955,917
500,000	4.50%, 09/13/2033	515,580
	Inter-American Investment Corp
1,000,000	4.13%, 02/15/2028	997,012
1,000,000	4.75%, 09/19/2028	1,024,964
	International Bank for Reconstruction & Development
1,000,000	0.75%, 11/24/2027	881,993
1,000,000	4.63%, 08/01/2028	1,025,649
9,500,000	1.13%, 09/13/2028	8,334,608
1,000,000	4.00%, 07/25/2030(b)	997,988
500,000	0.75%, 08/26/2030	404,362
2,000,000	1.25%, 02/10/2031	1,659,655
	International Finance Corp
400,000	0.38%, 07/16/2025	375,514
500,000	4.38%, 01/15/2027	503,876
500,000	4.50%, 07/13/2028	510,458
	Israel Government International Bond
1,000,000	3.25%, 01/17/2028	932,500
1,000,000	4.50%, 01/17/2033	949,240
	Japan Bank for International Cooperation
500,000	4.25%, 04/27/2026	496,487
4,000,000	2.25%, 11/04/2026	3,762,329
	Korea Development Bank
1,000,000	2.25%, 02/24/2027	914,566
470,000	1.38%, 04/25/2027(b)	423,853
2,000,000	4.25%, 09/08/2032	1,941,417
	Mexico Government International Bond
500,000	5.40%, 02/09/2028	511,760
2,000,000	4.75%, 04/27/2032	1,924,688
1,000,000	4.88%, 05/19/2033	963,698
500,000	3.50%, 02/12/2034	423,011
2,750,000	4.60%, 01/23/2046	2,293,083
1,000,000	6.34%, 05/04/2053	1,018,020
1,000,000	3.77%, 05/24/2061	677,345
	Nordic Investment Bank
1,000,000	0.50%, 01/21/2026	925,660
1,000,000	3.38%, 09/08/2027	976,303
Principal Amount		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 1,000,000	Panama Bonos del Tesoro(a) 6.38%, 07/25/2033	$ 932,000
	Panama Government International Bond
2,000,000	3.16%, 01/23/2030	1,700,500
1,000,000	6.40%, 02/14/2035	975,068
1,000,000	Panama Notas del Tesoro 3.75%, 04/17/2026	950,000
400,000	Perusahaan Penerbit SBSN Indonesia III(a) 4.70%, 06/06/2032	403,520
	Peruvian Government International Bond
1,000,000	2.84%, 06/20/2030	887,860
500,000	3.00%, 01/15/2034	422,300
1,000,000	3.55%, 03/10/2051(b)	756,850
	Philippine Government International Bond
2,000,000	3.00%, 02/01/2028	1,885,052
200,000	5.61%, 04/13/2033(b)	213,532
1,000,000	5.00%, 07/17/2033	1,026,697
2,000,000	2.95%, 05/05/2045	1,498,673
1,000,000	Province of Alberta Canada(a) 2.05%, 08/17/2026	942,810
	Province of British Columbia Canada
3,000,000	1.30%, 01/29/2031(b)	2,473,704
1,000,000	4.20%, 07/06/2033	989,419
	Province of Manitoba Canada
500,000	2.13%, 06/22/2026(b)	474,134
1,000,000	4.30%, 07/27/2033	992,411
	Province of Ontario Canada
1,000,000	0.63%, 01/21/2026	926,164
1,000,000	1.13%, 10/07/2030	818,522
1,500,000	1.80%, 10/14/2031	1,258,917
5,099,000	Province of Quebec Canada 1.35%, 05/28/2030	4,286,778
1,000,000	Republic of Italy Government International Bond 3.88%, 05/06/2051	717,628
	Republic of Poland Government International Bond
500,000	5.50%, 11/16/2027	518,130
1,000,000	5.75%, 11/16/2032	1,078,484
1,000,000	4.88%, 10/04/2033	1,010,900
	Svensk Exportkredit AB
1,000,000	0.63%, 05/14/2025	944,901
1,000,000	4.13%, 06/14/2028	998,187
1,000,000	4.88%, 10/04/2030	1,034,634
	Uruguay Government International Bond
500,000	4.38%, 01/23/2031	495,895
500,000	5.75%, 10/28/2034	540,250

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 500,000	4.98%, 04/20/2055	$ 487,918
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 3.24% (Cost $124,608,786)		$ 116,914,647
MORTGAGE-BACKED SECURITIES
Non-Agency — 0.85%
	BANK
	Series 2017-BNK7 Class A5
500,000	3.44%, 09/15/2060	471,059
	Series 2018-BN10 Class A5
300,000	3.69%, 02/15/2061	284,043
	Series 2019-BN20 Class ASB
2,200,000	2.93%, 09/15/2062	2,068,511
4,000,000	Bank of America Merrill Lynch Commercial Mortgage Trust Series 2017-BNK3 Class A4 3.57%, 02/15/2050	3,808,548
	BBCMS Mortgage Trust
	Series 2021-C10 Class A5
1,500,000	2.49%, 07/15/2054	1,272,948
	Series 2021-C11 Class A5
1,000,000	2.32%, 09/15/2054	830,556
	Benchmark Mortgage Trust
	Series 2018-B4 Class A5
1,100,000	4.12%, 07/15/2051(d)	1,051,167
	Series 2018-B7 Class A3
2,200,000	4.24%, 05/15/2053	2,092,953
	Series 2019-B9 Class A4
650,000	3.75%, 03/15/2052	607,755
	Series 2020-IG1 Class A3
322,000	2.69%, 09/15/2043	258,445
	Series 2021-B25 Class A5
1,000,000	2.58%, 04/15/2054	805,811
1,000,000	CFCRE Commercial Mortgage Trust Series 2017-C8 Class A4 3.57%, 06/15/2050	941,975
	Citigroup Commercial Mortgage Trust
	Series 2015-GC31 Class A4
2,500,000	3.76%, 06/10/2048	2,405,390
	Series 2018-C6 Class A4
2,095,000	4.41%, 11/10/2051	1,954,306
238,000	COMM Mortgage Trust Series 2018-COR3 Class A3 4.23%, 05/10/2051	223,363
1,825,000	CSAIL Commercial Mortgage Trust Series 2016-C7 Class A5 3.50%, 11/15/2049	1,732,036
Principal Amount		Fair Value
Non-Agency — (continued)
	GS Mortgage Securities Trust
	Series 2016-GS4 Class A4
$ 3,115,000	3.44%, 11/10/2049(d)	$ 2,957,223
	Series 2019-GC42 Class A4
1,000,000	3.00%, 09/10/2052	891,010
650,000	JPMCC Commercial Mortgage Securities Trust Series 2019-COR4 Class AS 4.29%, 03/10/2052	593,304
1,550,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C32 Class A4 3.72%, 12/15/2049	1,471,872
1,000,000	Morgan Stanley Capital I Trust Series 2018-H3 Class A5 4.18%, 07/15/2051	946,903
	Wells Fargo Commercial Mortgage Trust
	Series 2019-C52 Class A5
2,400,000	2.89%, 08/15/2052	2,137,125
	Series 2020-C55 Class A5
1,000,000	2.73%, 02/15/2053	875,185
		30,681,488
U.S. Government Agency — 27.48%
	Federal Home Loan Mortgage Corp
87,682	4.00%, 05/01/2026	86,304
69,224	3.00%, 01/01/2027	67,462
1,949	7.50%, 05/01/2027	1,969
237,302	2.50%, 11/01/2028	228,103
160,364	3.00%, 01/01/2029	155,264
467,909	3.00%, 02/01/2029	451,884
6,797	6.50%, 04/01/2029	7,052
1,026	7.50%, 08/01/2030	1,056
1,229,186	2.50%, 12/01/2031	1,161,182
221,337	2.50%, 02/01/2032	208,760
140,711	3.50%, 04/01/2032	135,846
32,843	6.50%, 11/01/2032	34,366
224,672	3.00%, 04/01/2033	215,373
116,862	3.50%, 05/01/2033	114,887
166,225	3.50%, 06/01/2033	160,036
269,057	4.00%, 07/01/2033	265,690
986,563	3.00%, 01/01/2034	941,780
130,123	3.50%, 03/01/2034	127,918
247,624	4.00%, 06/01/2034	242,724
202,461	3.50%, 09/01/2034	198,265
327,285	2.00%, 10/01/2034	296,456
665,961	3.00%, 12/01/2034	631,609
794,647	2.50%, 02/01/2035	738,488
211,823	2.50%, 03/01/2035	196,055
514,674	1.50%, 07/01/2035	449,771
1,675,598	2.00%, 07/01/2035	1,511,235
528,983	3.00%, 07/01/2035	499,899

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 723,543	2.00%, 08/01/2035	$ 651,157
997,084	2.00%, 10/01/2035	899,475
1,496,586	1.50%, 12/01/2035	1,307,822
149,435	2.00%, 12/01/2035	134,803
1,532,354	2.00%, 01/01/2036	1,382,312
1,360,399	1.50%, 02/01/2036	1,188,739
478,988	2.00%, 02/01/2036	432,105
1,538,665	2.50%, 02/01/2036	1,428,927
774,989	2.00%, 03/01/2036	696,523
7,573	6.00%, 03/01/2036	7,920
8,293	6.00%, 04/01/2036	8,675
550,428	1.00%, 05/01/2036	468,405
510,118	1.50%, 05/01/2036	445,738
979,826	2.00%, 05/01/2036	878,140
292,889	1.50%, 06/01/2036	255,917
33,461	5.00%, 06/01/2036	34,050
1,261,754	1.50%, 07/01/2036	1,099,755
234,654	1.00%, 08/01/2036	199,681
814,160	1.50%, 09/01/2036	708,656
755,732	2.00%, 09/01/2036	678,007
615,171	3.00%, 09/01/2036	574,003
3,257,688	2.00%, 10/01/2036	2,924,552
2,177,001	2.50%, 10/01/2036	2,007,605
2,422,400	1.50%, 12/01/2036	2,105,382
1,031,222	1.50%, 01/01/2037	895,650
380,264	1.50%, 03/01/2037	330,244
1,435,534	2.00%, 03/01/2037	1,290,644
1,123,125	2.00%, 04/01/2037	1,006,567
430,263	1.50%, 05/01/2037	373,935
1,297,386	1.50%, 06/01/2037	1,127,226
491,590	5.00%, 10/01/2037	494,873
203,780	4.50%, 11/01/2037	202,649
12,385	5.50%, 11/01/2037	12,776
214,713	4.00%, 12/01/2037	210,627
641,550	4.50%, 12/01/2037	637,989
9,415	5.50%, 12/01/2037	9,711
605,917	3.50%, 01/01/2038	583,110
326,714	4.00%, 05/01/2038	320,496
342,253	5.50%, 07/01/2038	347,142
90,987	3.50%, 10/01/2038	86,303
509,852	3.50%, 10/01/2039	487,099
68,685	5.00%, 12/01/2039	69,898
707,814	3.00%, 02/01/2040	657,783
154,827	5.00%, 02/01/2040	157,563
128,386	5.00%, 05/01/2040	130,656
231,299	2.50%, 07/01/2040	205,419
199,344	2.50%, 08/01/2040	177,478
65,317	5.00%, 08/01/2040	66,472
1,169,001	2.00%, 10/01/2040	1,006,175
378,725	1.50%, 11/01/2040	316,318
489,320	2.00%, 12/01/2040	421,161
754,784	2.50%, 12/01/2040	671,984
614,713	4.00%, 02/01/2041	600,309
732,764	2.00%, 03/01/2041	630,005
100,414	4.00%, 04/01/2041	97,978
243,103	1.50%, 05/01/2041	201,827
1,234,220	2.00%, 07/01/2041	1,044,368
345,904	2.50%, 07/01/2041	307,891
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 510,388	2.00%, 08/01/2041	$ 437,070
1,679,424	2.00%, 10/01/2041	1,436,601
606,151	2.00%, 11/01/2041	518,134
630,998	1.50%, 12/01/2041	522,870
703,902	2.50%, 04/01/2042	625,808
462,102	2.50%, 09/01/2042	410,358
298,845	3.50%, 11/01/2042	282,378
255,882	3.50%, 05/01/2043	241,884
376,904	4.00%, 11/01/2043	367,133
341,703	3.50%, 11/01/2044	321,108
1,071,204	3.00%, 04/01/2045	980,532
658,475	3.00%, 08/01/2045	602,735
367,065	3.50%, 10/01/2045	343,037
1,009,784	3.50%, 04/01/2046	943,688
2,446,709	3.00%, 02/01/2047	2,219,810
1,041,691	3.50%, 02/01/2047	972,119
998,772	4.00%, 02/01/2047	970,934
484,637	2.50%, 03/01/2047	421,113
489,561	3.50%, 11/01/2047	457,507
476,895	4.00%, 11/01/2047	460,000
304,699	4.50%, 01/01/2048	301,618
1,057,940	3.50%, 02/01/2048	988,666
359,749	4.00%, 03/01/2048	346,446
1,024,985	3.50%, 08/01/2048	950,033
203,836	4.00%, 08/01/2048	196,253
136,637	4.50%, 08/01/2048	134,511
147,870	4.00%, 09/01/2048	142,356
2,904,685	4.00%, 11/01/2048	2,795,057
62,905	4.00%, 01/01/2049	60,567
1,190,667	3.50%, 05/01/2049	1,115,190
4,166,652	3.50%, 06/01/2049	3,878,404
521,178	5.50%, 06/01/2049	532,523
334,874	4.50%, 08/01/2049	330,097
531,657	5.00%, 08/01/2049	533,051
1,533,509	3.00%, 09/01/2049	1,372,305
453,467	4.00%, 09/01/2049	434,822
750,888	2.50%, 10/01/2049	644,158
318,258	3.00%, 10/01/2049	286,526
66,553	3.50%, 10/01/2049	61,883
172,924	4.00%, 10/01/2049	165,850
965,621	4.50%, 11/01/2049	951,646
1,853,358	3.50%, 12/01/2049	1,724,957
399,988	3.50%, 01/01/2050	373,588
1,446,503	3.00%, 02/01/2050	1,296,149
137,196	3.00%, 03/01/2050	123,440
177,765	5.00%, 03/01/2050	178,373
357,045	3.00%, 04/01/2050	319,063
556,098	3.50%, 04/01/2050	521,013
1,571,063	2.50%, 05/01/2050	1,347,849
664,652	4.00%, 05/01/2050	640,327
2,817,586	2.50%, 07/01/2050	2,416,953
97,577	4.00%, 07/01/2050	93,431
822,319	4.50%, 07/01/2050	802,730
1,229,573	2.00%, 08/01/2050	1,012,444
2,865,468	3.00%, 08/01/2050	2,552,259
5,773,384	2.00%, 09/01/2050	4,750,392
2,858,695	2.50%, 09/01/2050	2,445,406
3,431,596	3.00%, 09/01/2050	3,062,119

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 189,451	3.50%, 09/01/2050	$ 175,972
101,400	4.00%, 09/01/2050	97,079
938,703	2.50%, 10/01/2050	803,339
3,512,932	3.00%, 10/01/2050	3,125,242
2,260,072	1.50%, 11/01/2050	1,763,189
6,909,160	2.00%, 11/01/2050	5,681,011
960,562	2.50%, 11/01/2050	827,972
1,876,449	1.50%, 12/01/2050	1,467,388
4,858,557	2.00%, 12/01/2050	3,990,530
469,173	3.00%, 12/01/2050	417,396
7,240,128	2.00%, 01/01/2051	5,953,342
6,809,902	2.50%, 01/01/2051	5,829,364
4,255,993	1.50%, 03/01/2051	3,325,682
8,658,497	2.00%, 03/01/2051	7,125,321
836,979	1.50%, 04/01/2051	653,807
554,931	2.50%, 04/01/2051	473,755
2,237,435	2.00%, 05/01/2051	1,834,661
4,396,239	2.50%, 05/01/2051	3,758,798
1,022,217	1.50%, 06/01/2051	797,976
1,151,602	3.50%, 06/01/2051	1,061,016
3,430,630	2.00%, 08/01/2051	2,804,177
1,458,877	2.50%, 08/01/2051	1,243,188
4,517,618	2.50%, 09/01/2051	3,862,647
3,138,660	1.50%, 10/01/2051	2,446,238
10,163,360	2.00%, 10/01/2051	8,319,001
11,966,980	2.50%, 10/01/2051	10,201,414
9,723,142	2.00%, 11/01/2051	7,961,605
4,715,987	2.50%, 11/01/2051	4,013,878
5,493,727	2.00%, 12/01/2051	4,491,436
3,990,587	2.50%, 12/01/2051	3,396,357
3,875,879	3.00%, 12/01/2051	3,433,494
2,240,900	2.00%, 01/01/2052	1,834,045
6,797,013	2.50%, 01/01/2052	5,837,889
864,450	3.00%, 01/01/2052	764,900
704,000	2.00%, 02/01/2052	575,278
2,185,077	2.50%, 02/01/2052	1,869,209
2,322,809	2.00%, 03/01/2052	1,898,098
3,150,908	3.00%, 03/01/2052	2,793,059
392,795	3.50%, 03/01/2052	361,811
4,772,040	2.50%, 04/01/2052	4,063,784
8,167,015	3.00%, 04/01/2052	7,225,146
3,766,338	3.50%, 04/01/2052	3,462,500
373,014	3.00%, 05/01/2052	330,010
1,390,122	4.00%, 05/01/2052	1,315,096
961,891	3.00%, 06/01/2052	855,119
4,613,545	3.50%, 06/01/2052	4,238,097
561,231	4.50%, 06/01/2052	544,202
2,056,974	2.50%, 07/01/2052	1,749,338
370,264	3.50%, 07/01/2052	343,486
597,713	4.50%, 07/01/2052	579,577
293,928	5.00%, 07/01/2052	290,987
718,113	3.50%, 08/01/2052	666,390
4,711,758	4.00%, 08/01/2052	4,456,641
2,825,111	2.50%, 09/01/2052	2,403,006
553,790	4.00%, 09/01/2052	529,422
7,424,081	4.50%, 09/01/2052	7,203,023
1,450,309	5.00%, 09/01/2052	1,436,015
3,318,250	3.50%, 10/01/2052	3,043,804
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 2,199,161	4.00%, 10/01/2052	$ 2,082,116
463,362	4.50%, 10/01/2052	449,302
550,463	5.00%, 10/01/2052	550,211
431,489	5.50%, 10/01/2052	434,108
273,386	6.00%, 10/01/2052	278,595
591,727	4.50%, 11/01/2052	583,296
2,366,967	5.00%, 11/01/2052	2,344,642
610,149	5.50%, 11/01/2052	613,963
756,376	4.50%, 12/01/2052	733,425
3,262,793	5.00%, 12/01/2052	3,236,414
947,200	5.50%, 12/01/2052	956,740
455,649	6.00%, 12/01/2052	463,145
577,022	5.00%, 01/01/2053	573,183
1,102,970	5.50%, 01/01/2053	1,109,360
1,841,539	6.00%, 01/01/2053	1,876,996
695,536	5.50%, 02/01/2053	699,291
284,387	6.50%, 02/01/2053	292,388
725,498	5.00%, 03/01/2053	717,741
609,191	5.50%, 03/01/2053	616,621
627,398	4.50%, 04/01/2053	608,361
1,202,983	5.50%, 04/01/2053	1,216,172
867,771	5.00%, 05/01/2053	861,021
3,023,612	5.50%, 05/01/2053	3,035,835
679,239	4.50%, 06/01/2053	658,629
769,907	5.00%, 06/01/2053	771,702
879,921	5.50%, 06/01/2053	886,290
1,304,447	5.00%, 07/01/2053	1,290,501
438,097	5.50%, 07/01/2053	442,250
719,144	6.00%, 07/01/2053	733,419
1,071,438	5.00%, 08/01/2053	1,059,983
433,953	5.50%, 08/01/2053	435,707
1,065,153	6.00%, 08/01/2053	1,093,704
387,720	6.50%, 08/01/2053	402,788
392,338	5.00%, 09/01/2053	388,143
391,662	6.50%, 09/01/2053	404,740
1,812,481	5.50%, 10/01/2053	1,820,135
1,806,370	6.00%, 10/01/2053	1,834,122
1,064,644	6.50%, 10/01/2053	1,091,020
397,141	6.00%, 11/01/2053	410,385
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series K052 Class A2
1,000,000	3.15%, 11/25/2025	972,852
	Series K061 Class A2
1,879,187	3.35%, 11/25/2026(d)	1,821,268
	Series K067 Class A2
1,100,000	3.19%, 07/25/2027	1,058,267
	Series K077 Class A2
2,750,000	3.85%, 05/25/2028(d)	2,692,072
	Series K084 Class A2
1,500,000	3.78%, 10/25/2028(d)	1,459,971
	Series K087 Class A2
1,565,000	3.77%, 12/25/2028	1,524,420
	Series K092 Class A2
2,150,000	3.30%, 04/25/2029	2,044,426
	Series K095 Class A2
2,500,000	2.79%, 06/25/2029	2,312,636

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	Series K098 Class A2
$ 1,000,000	2.43%, 08/25/2029	$ 904,801
	Series K100 Class A2
2,007,000	2.67%, 09/25/2029	1,836,271
	Series K104 Class A2
300,000	2.25%, 01/25/2030	266,910
	Series K127 Class A2
500,000	2.11%, 01/25/2031	430,394
	Series K130 Class A2
1,800,000	1.72%, 06/25/2031	1,497,425
	Series K154 Class A2
1,900,000	3.42%, 04/25/2032	1,812,519
	Series KJ37 Class A2
500,000	2.33%, 11/25/2030	445,645
	Federal National Mortgage Association
841,112	2.50%, 06/01/2028	807,040
11,875	6.00%, 01/01/2029	12,279
196,081	3.00%, 03/01/2029	189,043
142,385	3.50%, 04/01/2029	139,024
84,817	3.50%, 09/01/2029	82,751
114,373	4.00%, 09/01/2030	112,205
374,180	3.00%, 10/01/2030	359,425
29,122	8.00%, 10/01/2030	29,108
809,301	2.50%, 09/01/2031	764,638
214,856	2.00%, 10/01/2031	199,889
106,531	3.50%, 01/01/2032	102,689
328,991	3.50%, 02/01/2032	320,104
30,206	6.50%, 06/01/2032	31,541
298,275	3.00%, 08/01/2032	284,851
24,620	6.50%, 08/01/2032	25,661
1,068,615	3.00%, 10/01/2032	1,020,114
79,898	3.00%, 11/01/2032	75,786
296,811	2.50%, 01/01/2033	282,040
349,304	3.00%, 02/01/2033	329,748
99,260	5.50%, 03/01/2033	102,213
16,256	5.00%, 09/01/2033	16,519
1,551,618	3.00%, 12/01/2033	1,482,227
20,689	5.50%, 01/01/2034	21,257
136,480	4.00%, 02/01/2034	133,589
203,680	3.50%, 03/01/2034	199,962
77,483	5.50%, 03/01/2034	79,789
78,945	5.50%, 05/01/2034	81,296
303,487	3.50%, 07/01/2034	296,344
185,987	2.50%, 09/01/2034	173,065
240,040	3.00%, 02/01/2035	228,555
22,968	5.50%, 02/01/2035	23,652
282,330	3.00%, 03/01/2035	265,449
812,233	3.00%, 04/01/2035	767,584
240,402	5.00%, 05/01/2035	244,282
686,605	2.00%, 06/01/2035	617,299
741,434	2.50%, 06/01/2035	688,036
299,393	3.50%, 06/01/2035	293,187
276,576	1.50%, 07/01/2035	241,697
5,102	5.00%, 07/01/2035	5,184
501,090	2.00%, 09/01/2035	451,726
222,777	3.50%, 09/01/2035	218,709
50,017	5.00%, 09/01/2035	50,825
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 734,096	1.50%, 10/01/2035	$ 641,518
53,637	5.00%, 10/01/2035	54,503
38,464	6.00%, 10/01/2035	40,176
42,131	5.50%, 11/01/2035	43,387
1,709,998	2.00%, 12/01/2035	1,542,572
800,823	2.00%, 01/01/2036	722,438
804,674	2.50%, 01/01/2036	746,744
805,468	1.50%, 02/01/2036	703,833
2,297,609	2.00%, 02/01/2036	2,070,278
377,263	3.50%, 04/01/2036	361,342
47,469	6.00%, 04/01/2036	50,223
824,649	1.50%, 05/01/2036	717,325
1,360,643	2.00%, 05/01/2036	1,226,601
669,241	2.50%, 05/01/2036	617,379
1,905,856	2.00%, 06/01/2036	1,711,752
4,264,607	2.50%, 06/01/2036	3,934,119
1,007,081	1.50%, 07/01/2036	877,486
349,744	2.50%, 07/01/2036	323,567
282,871	1.50%, 08/01/2036	247,167
502,730	2.00%, 08/01/2036	453,512
3,436	6.50%, 08/01/2036	3,583
1,480,200	1.50%, 09/01/2036	1,287,956
2,171,738	2.00%, 09/01/2036	1,958,446
163,885	1.00%, 10/01/2036	139,074
2,963,918	1.50%, 10/01/2036	2,579,673
702,722	2.00%, 10/01/2036	630,431
356,049	2.50%, 10/01/2036	327,891
1,217,965	1.50%, 11/01/2036	1,058,582
4,155,831	2.00%, 11/01/2036	3,742,399
377,980	2.50%, 11/01/2036	348,680
30,935	5.50%, 11/01/2036	31,857
508,132	1.50%, 12/01/2036	441,636
436,864	6.00%, 12/01/2036	456,327
1,877,702	1.50%, 01/01/2037	1,631,962
1,945,379	2.00%, 01/01/2037	1,743,488
750,407	3.00%, 01/01/2037	698,420
1,423,329	2.00%, 02/01/2037	1,284,204
1,260,053	2.00%, 03/01/2037	1,133,314
547,276	2.00%, 04/01/2037	490,480
624,721	2.50%, 04/01/2037	575,580
998,688	3.00%, 04/01/2037	941,571
597,444	3.50%, 07/01/2037	576,008
24,212	5.00%, 07/01/2037	24,603
432,813	2.50%, 08/01/2037	398,779
137,358	5.50%, 08/01/2037	141,452
654,742	3.00%, 09/01/2037	617,297
436,069	4.00%, 12/01/2037	427,770
229,913	5.50%, 01/01/2038	236,767
594,610	2.50%, 02/01/2038	547,380
106,943	6.00%, 03/01/2038	111,683
52,965	5.50%, 07/01/2038	54,546
370,389	5.00%, 09/01/2038	372,482
36,221	2.50%, 05/01/2039	32,854
32,421	6.00%, 05/01/2039	33,867
236,853	4.50%, 08/01/2039	236,352
283,752	5.00%, 08/01/2039	288,352
242,371	5.00%, 12/01/2039	246,300
122,329	4.50%, 03/01/2040	122,172

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 568,542	2.50%, 05/01/2040	$ 507,651
745,547	3.00%, 05/01/2040	698,545
1,782,930	2.00%, 06/01/2040	1,547,722
175,572	5.00%, 06/01/2040	178,419
139,554	4.50%, 08/01/2040	139,374
477,591	2.00%, 09/01/2040	411,145
268,129	2.50%, 09/01/2040	238,747
668,158	3.00%, 09/01/2040	621,733
887,888	2.00%, 11/01/2040	764,352
88,929	4.50%, 11/01/2040	88,814
124,633	5.00%, 11/01/2040	126,654
299,156	1.50%, 01/01/2041	248,945
531,097	2.00%, 02/01/2041	457,197
1,142,872	4.00%, 02/01/2041	1,114,148
467,301	4.50%, 03/01/2041	466,699
427,736	2.00%, 04/01/2041	367,029
236,210	2.00%, 05/01/2041	202,466
322,714	5.00%, 05/01/2041	327,742
335,254	2.00%, 06/01/2041	287,359
810,040	2.00%, 08/01/2041	693,555
553,126	1.50%, 09/01/2041	458,391
1,118,101	2.50%, 09/01/2041	995,076
741,306	1.50%, 10/01/2041	614,341
1,029,935	2.00%, 10/01/2041	880,805
923,976	2.50%, 10/01/2041	822,139
159,762	4.50%, 10/01/2041	159,557
1,376,701	1.50%, 12/01/2041	1,140,902
789,485	2.00%, 12/01/2041	674,718
453,854	3.50%, 12/01/2041	429,841
449,080	4.00%, 01/01/2042	437,436
929,707	2.00%, 03/01/2042	793,696
1,116,204	1.50%, 04/01/2042	925,015
450,392	3.00%, 06/01/2042	411,062
554,202	3.00%, 08/01/2042	505,807
448,015	3.50%, 08/01/2042	418,570
270,189	3.00%, 09/01/2042	248,779
452,032	4.00%, 11/01/2042	434,773
696,789	3.00%, 12/01/2042	640,406
757,083	3.00%, 02/01/2043	698,950
361,245	5.00%, 03/01/2043	362,168
316,753	3.00%, 04/01/2043	291,118
570,280	3.50%, 04/01/2043	531,114
1,317,380	3.50%, 05/01/2043	1,239,249
147,428	4.00%, 07/01/2043	143,299
579,515	3.00%, 08/01/2043	532,624
347,360	3.50%, 08/01/2043	327,326
158,821	4.00%, 09/01/2043	154,261
352,131	3.50%, 08/01/2044	330,260
614,817	4.00%, 08/01/2044	595,322
198,823	4.00%, 06/01/2045	191,678
1,383,717	2.50%, 07/01/2045	1,200,603
427,393	3.50%, 11/01/2045	397,295
802,933	1.50%, 02/01/2046	635,493
1,241,036	3.50%, 02/01/2046	1,158,227
695,085	4.00%, 03/01/2046	671,605
1,339,202	3.00%, 06/01/2046	1,222,188
1,521,619	3.00%, 09/01/2046	1,380,198
1,065,319	4.00%, 09/01/2046	1,031,640
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 332,974	2.50%, 10/01/2046	$ 289,854
1,329,734	3.00%, 10/01/2046	1,210,424
264,202	4.00%, 10/01/2046	254,708
755,164	3.00%, 12/01/2046	685,222
363,043	3.50%, 12/01/2046	338,816
247,744	4.00%, 03/01/2047	238,381
340,345	4.00%, 06/01/2047	327,418
258,626	4.00%, 07/01/2047	248,551
4,512,620	3.50%, 10/01/2047	4,208,591
873,617	4.00%, 10/01/2047	840,954
941,093	4.50%, 02/01/2048	923,408
696,762	3.50%, 05/01/2048	648,808
330,768	4.50%, 05/01/2048	327,140
294,083	4.00%, 10/01/2048	282,905
331,745	4.00%, 11/01/2048	319,616
2,408,164	4.50%, 11/01/2048	2,376,821
279,758	5.00%, 11/01/2048	280,677
1,327,411	4.00%, 01/01/2049	1,273,494
337,988	4.50%, 02/01/2049	332,395
556,238	3.50%, 03/01/2049	518,462
855,008	3.50%, 05/01/2049	794,669
1,084,396	3.50%, 06/01/2049	1,012,026
2,129,769	4.00%, 06/01/2049	2,043,096
1,024,457	3.50%, 07/01/2049	956,801
2,710,510	4.00%, 07/01/2049	2,604,781
834,982	4.50%, 07/01/2049	821,524
1,361,315	3.50%, 08/01/2049	1,267,347
943,980	4.00%, 08/01/2049	903,580
378,722	3.00%, 09/01/2049	339,755
912,923	3.50%, 09/01/2049	849,713
320,508	4.50%, 09/01/2049	315,970
827,857	4.50%, 10/01/2049	814,965
1,294,413	3.50%, 11/01/2049	1,212,403
3,898,103	3.00%, 12/01/2049	3,492,118
1,104,842	3.50%, 12/01/2049	1,030,145
2,448,176	2.50%, 01/01/2050	2,100,669
814,456	3.00%, 01/01/2050	730,910
328,495	4.00%, 01/01/2050	313,237
1,578,119	3.00%, 02/01/2050	1,410,451
518,448	4.50%, 02/01/2050	508,085
2,786,116	3.00%, 03/01/2050	2,490,830
599,150	3.50%, 03/01/2050	557,068
895,868	4.00%, 03/01/2050	859,967
458,023	3.00%, 04/01/2050	408,839
1,426,154	2.50%, 05/01/2050	1,223,273
705,550	3.50%, 05/01/2050	656,364
7,553,249	2.50%, 06/01/2050	6,481,107
314,175	4.00%, 06/01/2050	300,935
166,675	4.50%, 06/01/2050	163,173
387,499	2.50%, 07/01/2050	332,135
3,348,531	3.00%, 07/01/2050	2,992,163
508,850	4.00%, 07/01/2050	486,400
3,983,182	2.00%, 08/01/2050	3,277,492
2,234,270	2.50%, 08/01/2050	1,913,655
624,452	4.00%, 08/01/2050	600,612
2,575,339	2.00%, 09/01/2050	2,134,159
1,061,959	2.50%, 09/01/2050	909,900
1,273,137	3.00%, 09/01/2050	1,134,663

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 436,587	1.50%, 10/01/2050	$ 340,622
2,030,843	2.50%, 10/01/2050	1,738,128
1,040,492	3.00%, 10/01/2050	936,486
2,791,356	1.50%, 11/01/2050	2,182,971
3,242,452	2.00%, 11/01/2050	2,674,884
619,055	2.50%, 11/01/2050	529,792
5,141,367	2.00%, 12/01/2050	4,218,238
801,100	2.50%, 12/01/2050	683,162
2,925,422	3.00%, 12/01/2050	2,620,798
79,384	4.00%, 12/01/2050	75,597
2,452,104	1.50%, 01/01/2051	1,917,647
17,364,225	2.00%, 01/01/2051	14,274,375
2,031,519	2.50%, 01/01/2051	1,741,784
565,751	3.50%, 01/01/2051	525,174
8,356,630	2.00%, 02/01/2051	6,863,268
1,437,048	2.50%, 02/01/2051	1,228,599
282,379	4.00%, 02/01/2051	272,158
736,298	2.00%, 03/01/2051	603,751
479,582	3.50%, 03/01/2051	447,136
1,096,822	1.50%, 04/01/2051	856,909
5,620,682	2.50%, 04/01/2051	4,834,214
1,152,515	3.00%, 04/01/2051	1,037,320
5,876,092	2.00%, 05/01/2051	4,818,107
7,536,064	3.00%, 05/01/2051	6,723,223
710,649	1.50%, 06/01/2051	554,833
446,882	2.00%, 06/01/2051	365,227
3,396,094	2.50%, 06/01/2051	2,891,380
819,669	3.00%, 06/01/2051	739,940
17,551,036	2.00%, 07/01/2051	14,401,924
578,062	2.00%, 08/01/2051	477,235
2,401,229	2.50%, 08/01/2051	2,051,129
723,070	3.00%, 08/01/2051	640,302
2,491,068	1.50%, 09/01/2051	1,941,691
9,944,917	2.00%, 09/01/2051	8,146,367
15,290,008	2.50%, 09/01/2051	13,056,036
1,858,297	1.50%, 10/01/2051	1,447,491
16,421,808	2.00%, 10/01/2051	13,532,814
21,129,914	2.50%, 10/01/2051	18,069,161
2,222,760	2.50%, 11/01/2051	1,892,110
5,885,157	3.50%, 11/01/2051	5,443,591
4,453,514	2.00%, 12/01/2051	3,644,971
778,528	2.50%, 12/01/2051	662,679
14,723,543	2.00%, 01/01/2052	12,048,612
3,560,237	2.50%, 01/01/2052	3,028,335
2,196,402	3.00%, 01/01/2052	1,953,458
12,539,600	2.00%, 02/01/2052	10,295,867
1,177,955	2.50%, 02/01/2052	1,004,229
2,645,149	3.00%, 02/01/2052	2,359,327
608,411	4.00%, 02/01/2052	575,741
4,291,410	2.00%, 03/01/2052	3,540,545
2,258,429	2.50%, 03/01/2052	1,945,847
1,401,902	3.00%, 03/01/2052	1,240,158
3,423,235	2.00%, 04/01/2052	2,798,617
1,767,800	2.50%, 04/01/2052	1,511,717
3,500,172	3.00%, 04/01/2052	3,097,065
401,756	3.50%, 04/01/2052	368,462
1,159,947	4.00%, 04/01/2052	1,097,213
3,633,594	3.50%, 05/01/2052	3,342,812
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 3,024,330	4.00%, 05/01/2052	$ 2,860,768
2,366,797	3.50%, 06/01/2052	2,181,835
7,321,109	4.00%, 06/01/2052	6,960,995
5,891,216	3.00%, 07/01/2052	5,210,197
7,799,567	4.50%, 07/01/2052	7,572,687
1,133,381	5.00%, 07/01/2052	1,121,690
569,089	3.50%, 08/01/2052	522,195
658,632	4.00%, 09/01/2052	623,162
610,367	5.00%, 09/01/2052	604,254
1,975,855	5.50%, 09/01/2052	1,993,624
1,417,775	4.50%, 10/01/2052	1,380,626
2,443,152	5.00%, 10/01/2052	2,426,485
923,502	4.50%, 11/01/2052	899,517
3,568,205	5.00%, 11/01/2052	3,553,077
841,436	5.50%, 11/01/2052	848,665
1,195,431	4.00%, 12/01/2052	1,130,624
3,265,430	5.50%, 12/01/2052	3,295,310
2,254,744	6.00%, 12/01/2052	2,300,843
765,191	4.00%, 01/01/2053	723,687
1,101,259	4.50%, 01/01/2053	1,067,844
508,885	5.50%, 01/01/2053	517,121
563,733	6.00%, 01/01/2053	573,583
734,057	6.50%, 01/01/2053	752,242
879,513	5.50%, 02/01/2053	890,681
528,388	6.00%, 02/01/2053	541,745
477,719	7.00%, 02/01/2053	492,870
938,062	6.50%, 03/01/2053	961,248
2,331,310	5.00%, 04/01/2053	2,306,385
1,704,999	5.50%, 04/01/2053	1,714,437
849,663	6.00%, 04/01/2053	863,392
311,213	6.50%, 04/01/2053	320,099
1,682,916	5.00%, 05/01/2053	1,665,573
1,058,090	5.50%, 05/01/2053	1,062,760
2,473,123	6.00%, 05/01/2053	2,522,123
1,283,380	6.50%, 05/01/2053	1,317,398
1,170,731	4.00%, 06/01/2053	1,107,074
2,022,598	5.00%, 06/01/2053	2,000,974
731,474	4.50%, 07/01/2053	709,279
973,794	5.00%, 07/01/2053	969,045
1,351,102	6.00%, 07/01/2053	1,386,353
1,310,228	6.50%, 07/01/2053	1,342,687
4,168,846	5.50%, 08/01/2053	4,196,107
436,922	6.00%, 08/01/2053	447,234
777,832	6.50%, 08/01/2053	808,866
2,536,654	6.00%, 09/01/2053	2,575,627
696,207	6.00%, 10/01/2053	706,905
2,512,485	6.50%, 10/01/2053	2,575,719
1,093,439	5.50%, 11/01/2053	1,109,344
690,033	6.00%, 11/01/2053	703,218
399,454	6.50%, 11/01/2053	410,570
1,093,366	7.00%, 12/01/2053	1,128,042
	Federal National Mortgage Association Alternative Credit Enhancement Security
	Series 2017-M4 Class A2
791,530	2.55%, 12/25/2026(d)	750,341
	Series 2017-M5 Class A2
525,485	3.07%, 04/25/2029(d)	497,459

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	Series 2018-M12 Class A2
$ 350,000	3.63%, 08/25/2030(d)	$ 335,919
	Series 2018-M14 Class A2
1,381,526	3.58%, 08/25/2028(d)	1,332,353
	Series 2019-M1 Class A2
1,740,684	3.55%, 09/25/2028(d)	1,685,585
	Series 2019-M22 Class A2
1,963,243	2.52%, 08/25/2029	1,784,205
	Series 2020-M1 Class A2
650,000	2.44%, 10/25/2029	586,324
	Series 2021-M12 Class 2A2
1,000,000	2.13%, 05/25/2033(d)	823,954
	Government National Mortgage Association
58	7.00%, 07/15/2025	58
585	7.50%, 12/15/2025	584
14,495	3.50%, 02/15/2026	14,248
82,589	5.00%, 11/15/2033	83,113
15,691	5.50%, 12/15/2035	15,861
21,416	5.00%, 12/20/2035	21,812
42,952	6.00%, 01/20/2036	45,359
48,085	5.50%, 02/20/2036	50,077
290,758	2.50%, 05/20/2036	266,726
136,220	2.00%, 06/20/2036	123,400
190,723	2.00%, 12/20/2036	172,769
291,639	5.00%, 06/15/2039	294,203
90,322	4.00%, 05/20/2040	88,539
77,901	4.50%, 07/20/2040	77,925
75,271	4.50%, 09/20/2040	75,240
318,029	4.00%, 10/15/2040	308,682
477,011	4.50%, 07/20/2041	477,107
145,063	4.00%, 09/15/2041	140,804
31,176	4.50%, 12/20/2041	31,454
615,878	2.50%, 12/20/2042	547,647
166,694	3.00%, 02/15/2043	152,090
677,678	3.50%, 09/20/2043	644,155
1,822,703	3.50%, 06/20/2044	1,729,799
672,012	3.50%, 10/20/2044	635,164
551,007	4.50%, 11/20/2044	551,798
714,188	4.00%, 02/20/2045	698,681
933,349	3.50%, 07/20/2045	880,200
501,951	3.00%, 08/20/2045	462,314
512,824	4.00%, 08/20/2045	495,080
1,156,429	3.50%, 10/20/2045	1,090,496
464,330	3.50%, 12/20/2045	437,824
486,115	3.50%, 02/20/2046	458,453
160,703	4.00%, 03/20/2046	156,223
605,998	3.00%, 08/20/2046	556,805
2,013,979	3.00%, 09/20/2046	1,850,737
1,630,882	3.50%, 10/20/2046	1,537,057
2,457,842	3.00%, 12/20/2046	2,258,824
886,355	3.50%, 12/20/2046	835,298
3,322,558	3.00%, 01/20/2047	3,050,123
3,536,474	3.50%, 04/20/2047	3,332,161
489,357	4.00%, 06/20/2047	471,741
548,070	3.50%, 07/20/2047	516,553
584,747	3.50%, 08/20/2047	550,707
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 586,477	4.00%, 09/20/2047	$ 565,714
421,207	4.50%, 11/15/2047	413,014
2,097,106	3.00%, 02/20/2048	1,919,600
347,010	4.00%, 02/20/2048	335,250
627,441	4.00%, 03/20/2048	606,142
535,254	4.50%, 03/20/2048	529,837
130,399	5.00%, 11/20/2048	131,434
2,366,425	4.00%, 12/20/2048	2,277,077
1,217,681	4.50%, 12/20/2048	1,203,042
252,081	4.50%, 03/20/2049	249,041
878,302	3.50%, 04/20/2049	826,255
316,863	3.50%, 05/20/2049	298,059
1,774,644	4.00%, 05/20/2049	1,706,981
134,598	2.50%, 08/20/2049	118,389
522,992	3.50%, 09/20/2049	491,948
609,346	2.50%, 10/20/2049	536,152
1,565,731	3.00%, 10/20/2049	1,428,757
1,861,219	3.00%, 11/20/2049	1,698,199
138,549	5.00%, 11/20/2049	139,560
569,327	3.00%, 12/20/2049	519,397
1,191,651	3.00%, 01/20/2050	1,080,337
419,377	2.50%, 02/20/2050	369,737
990,589	3.00%, 02/20/2050	903,283
3,458,589	2.50%, 03/20/2050	3,045,996
1,627,930	3.50%, 04/20/2050	1,529,840
289,614	5.00%, 04/20/2050	291,959
1,789,084	2.50%, 06/20/2050	1,572,324
1,086,924	4.00%, 06/20/2050	1,047,908
756,354	3.00%, 07/20/2050	688,311
2,770,126	2.00%, 08/20/2050	2,345,596
3,598,501	2.50%, 08/20/2050	3,155,492
1,803,135	3.00%, 08/20/2050	1,640,254
2,074,489	3.50%, 08/20/2050	1,949,635
181,279	4.00%, 08/20/2050	174,772
415,000	2.50%, 09/20/2050	363,911
611,773	3.50%, 09/20/2050	573,805
266,976	4.00%, 09/20/2050	257,405
1,348,905	2.00%, 10/20/2050	1,142,186
1,338,940	2.50%, 10/20/2050	1,173,272
2,825,352	3.00%, 10/20/2050	2,572,237
2,010,271	2.50%, 11/20/2050	1,767,125
1,163,522	3.50%, 11/20/2050	1,094,467
3,663,534	2.00%, 12/20/2050	3,102,076
3,548,326	2.50%, 12/20/2050	3,109,310
1,789,641	2.00%, 01/20/2051	1,514,725
1,085,264	2.50%, 01/20/2051	948,752
753,726	4.00%, 01/20/2051	726,698
1,671,164	2.00%, 02/20/2051	1,415,420
3,935,693	2.00%, 03/20/2051	3,332,851
1,855,667	2.50%, 03/20/2051	1,622,802
892,647	1.50%, 04/20/2051	730,386
1,948,332	2.00%, 04/20/2051	1,649,906
2,147,808	2.50%, 06/20/2051	1,878,569
445,050	3.50%, 06/20/2051	416,431
1,208,321	2.00%, 08/20/2051	1,023,225
737,674	2.50%, 08/20/2051	645,085
1,978,577	3.00%, 08/20/2051	1,794,832
5,065,352	2.00%, 09/20/2051	4,289,372

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 6,705,388	2.50%, 09/20/2051	$ 5,863,961
697,467	2.00%, 10/20/2051	590,412
2,634,618	2.50%, 10/20/2051	2,303,896
1,247,103	3.00%, 10/20/2051	1,129,589
121,358	5.00%, 10/20/2051	121,319
2,536,556	2.00%, 11/20/2051	2,146,005
1,173,094	2.50%, 11/20/2051	1,025,748
1,806,958	3.00%, 11/20/2051	1,636,605
1,553,822	3.50%, 11/20/2051	1,448,665
4,664,041	2.00%, 12/20/2051	3,946,744
11,139,779	2.50%, 12/20/2051	9,741,298
9,814,473	2.00%, 01/20/2052	8,303,287
714,338	2.50%, 01/20/2052	624,438
1,929,821	3.00%, 01/20/2052	1,746,630
2,206,650	2.00%, 02/20/2052	1,866,877
1,005,994	2.50%, 02/20/2052	879,386
1,620,599	3.00%, 02/20/2052	1,466,762
5,031,873	2.00%, 03/20/2052	4,257,069
349,277	3.00%, 03/20/2052	316,122
3,287,308	2.50%, 04/20/2052	2,873,602
2,245,677	3.00%, 04/20/2052	2,032,503
2,141,183	4.00%, 04/20/2052	2,043,047
1,985,340	3.00%, 05/20/2052	1,796,879
1,635,384	3.50%, 05/20/2052	1,522,001
1,155,712	3.00%, 06/20/2052	1,046,004
1,641,023	3.50%, 06/20/2052	1,527,260
2,043,805	4.00%, 06/20/2052	1,950,123
2,585,290	4.50%, 06/20/2052	2,523,369
1,830,866	3.50%, 07/20/2052	1,703,928
1,220,889	5.50%, 07/20/2052	1,230,294
3,148,401	5.00%, 08/20/2052	3,130,525
468,261	3.50%, 09/20/2052	435,794
1,694,367	4.00%, 09/20/2052	1,616,698
1,784,180	4.50%, 09/20/2052	1,741,576
424,509	5.50%, 09/20/2052	427,997
1,281,075	4.00%, 10/20/2052	1,222,352
2,883,681	4.50%, 10/20/2052	2,814,675
1,542,907	5.00%, 10/20/2052	1,533,750
760,784	3.50%, 11/20/2052	708,036
1,094,707	4.50%, 11/20/2052	1,067,947
567,214	5.00%, 11/20/2052	563,215
956,972	5.50%, 11/20/2052	964,640
335,597	4.50%, 12/20/2052	327,549
1,755,827	5.00%, 12/20/2052	1,744,660
1,459,955	5.50%, 12/20/2052	1,471,503
595,933	6.00%, 12/20/2052	606,086
1,249,960	4.00%, 01/20/2053	1,192,664
1,437,426	5.00%, 01/20/2053	1,428,056
2,815,985	6.00%, 01/20/2053	2,863,961
1,007,462	6.50%, 01/20/2053	1,032,124
581,947	4.50%, 02/20/2053	567,931
311,391	5.50%, 02/20/2053	313,822
976,717	5.00%, 04/20/2053	970,292
1,847,489	5.50%, 04/20/2053	1,861,087
314,134	6.00%, 04/20/2053	319,486
2,163,043	4.50%, 05/20/2053	2,109,542
1,672,751	5.00%, 05/20/2053	1,660,458
389,171	6.50%, 05/20/2053	398,698
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 384,019	3.00%, 06/20/2053	$ 348,358
345,516	4.50%, 06/20/2053	337,051
246,656	5.00%, 06/20/2053	244,843
1,083,594	5.50%, 06/20/2053	1,091,570
1,050,617	6.50%, 06/20/2053	1,076,336
1,632,425	5.00%, 07/20/2053	1,620,428
2,223,648	5.50%, 07/20/2053	2,240,015
1,481,322	6.00%, 07/20/2053	1,506,560
396,614	4.50%, 08/20/2053	386,922
396,695	5.00%, 08/20/2053	393,780
742,948	6.00%, 08/20/2053	755,605
1,888,918	5.50%, 09/20/2053	1,902,821
1,092,942	6.00%, 09/20/2053	1,111,563
347,609	6.50%, 09/20/2053	356,119
696,879	6.00%, 10/20/2053	708,752
397,942	6.50%, 10/20/2053	407,684
995,380	7.00%, 10/20/2053	1,023,707
698,713	6.50%, 11/20/2053	715,818
		990,417,351
TOTAL MORTGAGE-BACKED SECURITIES — 28.33% (Cost $1,101,870,244)		$1,021,098,839
MUNICIPAL BONDS AND NOTES
1,000,000	City of Houston Texas Combined Utility System Revenue Series B 3.83%, 05/15/2028	982,762
30,000	Energy Northwest Series B 2.81%, 07/01/2024	29,662
1,250,000	Indianapolis Local Public Improvement Bond Bank 6.00%, 01/15/2040	1,349,754
2,000,000	Port of Morrow Oregon 2.99%, 09/01/2036	1,698,926
600,000	State of Illinois 5.10%, 06/01/2033	593,664
1,000,000	University of North Carolina at Chapel Hill 3.85%, 12/01/2034	947,685
TOTAL MUNICIPAL BONDS AND NOTES — 0.16% (Cost $6,033,909)		$ 5,602,453
U.S. GOVERNMENT AGENCY BONDS AND NOTES
	Federal Farm Credit Bank Funding Corp
1,000,000	3.10%, 08/15/2025	979,177
2,000,000	4.13%, 12/12/2025	1,974,936
	Federal Home Loan Bank
4,000,000	1.00%, 10/07/2026	3,654,611
1,000,000	1.25%, 12/21/2026	919,365
5,000,000	3.25%, 11/16/2028(b)	4,852,455
	Federal Home Loan Mortgage Corp(b)
3,250,000	1.50%, 02/12/2025	3,137,578

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency Bonds and Notes — (continued)
$ 3,000,000	0.38%, 09/23/2025	$ 2,799,984
	Federal National Mortgage Association(b)
5,000,000	2.13%, 04/24/2026	4,777,527
4,000,000	0.88%, 08/05/2030	3,259,700
	Tennessee Valley Authority
2,000,000	1.50%, 09/15/2031(b)	1,656,579
1,000,000	4.25%, 09/15/2052	924,698
TOTAL U.S. GOVERNMENT AGENCY BONDS AND NOTES — 0.80% (Cost $30,487,991)		$ 28,936,610
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
15,500,000	1.75%, 12/31/2024	15,042,533
28,250,000	1.38%, 01/31/2025	27,255,732
32,000,000	2.00%, 02/15/2025	31,058,750
32,500,000	0.50%, 03/31/2025(b)	30,901,660
30,500,000	2.63%, 04/15/2025	29,752,987
22,750,000	2.13%, 05/15/2025	22,023,955
34,000,000	0.25%, 05/31/2025	32,019,766
38,500,000	0.25%, 06/30/2025	36,161,425
39,000,000	0.25%, 07/31/2025	36,524,413
37,000,000	0.25%, 08/31/2025	34,541,523
26,000,000	0.25%, 09/30/2025	24,212,500
8,000,000	2.25%, 11/15/2025	7,705,000
29,000,000	0.38%, 11/30/2025	26,930,351
9,750,000	0.38%, 12/31/2025	9,035,889
31,000,000	0.38%, 01/31/2026	28,641,093
15,500,000	1.63%, 02/15/2026	14,688,067
30,000,000	0.50%, 02/28/2026	27,723,047
41,000,000	0.75%, 03/31/2026	38,038,710
21,500,000	0.75%, 04/30/2026	19,890,859
39,000,000	0.88%, 06/30/2026	36,064,336
35,500,000	0.63%, 07/31/2026	32,517,168
32,642,000	0.75%, 08/31/2026	29,926,084
25,000,000	2.00%, 11/15/2026	23,634,765
31,000,000	1.25%, 12/31/2026	28,614,453
3,500,000	1.50%, 01/31/2027	3,248,848
16,000,000	0.63%, 03/31/2027	14,379,375
11,000,000	0.50%, 04/30/2027	9,818,789
8,000,000	2.38%, 05/15/2027	7,598,438
12,500,000	0.50%, 06/30/2027	11,103,515
10,000,000	2.25%, 08/15/2027	9,431,250
27,000,000	0.38%, 09/30/2027	23,680,898
15,000,000	0.50%, 10/31/2027	13,186,524
13,000,000	0.63%, 12/31/2027	11,429,844
8,000,000	2.75%, 02/15/2028	7,647,187
26,000,000	1.13%, 02/29/2028	23,241,562
22,500,000	1.25%, 04/30/2028	20,141,894
16,000,000	2.88%, 05/15/2028	15,342,500
27,000,000	1.25%, 05/31/2028	24,119,649
36,500,000	1.00%, 07/31/2028	32,104,317
20,474,000	1.13%, 08/31/2028	18,076,303
22,000,000	3.13%, 11/15/2028	21,252,344
33,000,000	1.38%, 12/31/2028	29,275,899
Principal Amount		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$13,500,000	2.63%, 02/15/2029	$ 12,710,039
11,000,000	2.38%, 05/15/2029	10,195,625
6,500,000	2.75%, 05/31/2029	6,136,660
31,000,000	1.63%, 08/15/2029	27,581,523
13,500,000	3.13%, 08/31/2029	12,965,801
32,000,000	0.63%, 05/15/2030	26,149,999
19,250,000	0.63%, 08/15/2030	15,614,307
11,500,000	0.88%, 11/15/2030	9,447,520
12,000,000	1.13%, 02/15/2031	10,016,719
13,300,000	1.25%, 08/15/2031	11,005,231
2,000,000	1.38%, 11/15/2031	1,660,469
6,000,000	1.88%, 02/15/2032	5,158,360
6,700,000	2.88%, 05/15/2032	6,208,492
9,000,000	2.75%, 08/15/2032	8,242,031
3,000,000	3.50%, 02/15/2033	2,909,180
21,500,000	3.38%, 05/15/2033(b)	20,633,281
10,500,000	3.88%, 08/15/2033	10,486,875
9,500,000	1.13%, 05/15/2040	6,122,305
11,000,000	1.13%, 08/15/2040	7,021,094
7,500,000	1.38%, 11/15/2040	4,976,074
21,500,000	1.88%, 02/15/2041	15,457,325
35,901,000	1.75%, 08/15/2041	24,968,024
4,000,000	2.00%, 11/15/2041	2,893,281
14,500,000	2.38%, 02/15/2042	11,125,351
19,000,000	3.25%, 05/15/2042	16,669,532
22,500,000	3.38%, 08/15/2042	20,062,793
22,500,000	3.13%, 02/15/2043	19,232,226
13,500,000	3.88%, 05/15/2043	12,869,297
5,500,000	4.75%, 11/15/2043(b)	5,899,610
26,500,000	3.00%, 11/15/2044	21,931,855
13,000,000	2.50%, 02/15/2045	9,843,945
11,500,000	2.50%, 02/15/2046	8,629,043
4,500,000	3.00%, 02/15/2047	3,678,926
3,000,000	2.75%, 11/15/2047	2,335,078
16,500,000	1.25%, 05/15/2050	8,891,309
9,000,000	1.38%, 08/15/2050	5,015,039
10,000,000	1.63%, 11/15/2050	5,957,813
12,500,000	1.88%, 02/15/2051	7,926,269
28,976,000	2.00%, 08/15/2051	18,921,554
4,000,000	1.88%, 11/15/2051	2,528,750
12,000,000	2.25%, 02/15/2052	8,318,438
16,500,000	2.88%, 05/15/2052	13,136,836
33,000,000	3.00%, 08/15/2052	26,986,523
21,500,000	3.63%, 02/15/2053	19,853,906
21,000,000	3.63%, 05/15/2053	19,415,157
18,500,000	4.13%, 08/15/2053	18,699,453
TOTAL U.S. TREASURY BONDS AND NOTES — 41.19% (Cost $1,575,767,077)		$1,484,473,120

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 0.07%
$ 2,500,000	Federal Home Loan Bank(e) 5.28%, 01/02/2024	$ 2,498,917
Repurchase Agreements — 2.56%
23,086,224	Repurchase agreement (principal amount/value $23,150,472 with a maturity value of $23,164,208) with Credit Agricole Securities (USA) Inc, 5.34%, dated 12/31/23 to be repurchased at $23,086,224 on 1/2/24 collateralized by Government National Mortgage Association securities, 4.50% - 6.00%, 4/20/53 - 6/20/53, with a value of $23,613,481.(f)	23,086,224
3	Undivided interest of 0.00% in a repurchase agreement (principal amount/value $93,637,100 with a maturity value of $93,692,762) with Bank of America Securities Inc, 5.35%, dated 12/31/23 to be repurchased at $3 on 1/2/24 collateralized by various U.S. Government Agency securities, 0.00% - 7.00%, 11/1/28 - 12/20/63, with a value of $95,509,842.(f)	3
23,086,224	Undivided interest of 19.22% in a repurchase agreement (principal amount/value $120,466,826 with a maturity value of $120,538,303) with RBC Capital Markets Corp, 5.34%, dated 12/31/23 to be repurchased at $23,086,224 on 1/2/24 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.50%, 1/15/24 - 12/1/53, with a value of $122,876,165.(f)	23,086,224
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$23,086,225	Undivided interest of 19.52% in a repurchase agreement (principal amount/value $118,664,201 with a maturity value of $118,734,608) with Citigroup Global Markets Inc, 5.34%, dated 12/31/23 to be repurchased at $23,086,225 on 1/2/24 collateralized by Government National Mortgage Association securities, 2.00% - 7.50%, 7/20/37 - 12/20/53, with a value of $121,037,485.(f)	$ 23,086,225
23,086,225	Undivided interest of 27.59% in a repurchase agreement (principal amount/value $83,874,265 with a maturity value of $83,924,030) with Bank of Montreal, 5.34%, dated 12/31/23 to be repurchased at $23,086,225 on 1/2/24 collateralized by various U.S. Government Agency securities, 4.50% - 6.50%, 12/1/38 - 12/1/53, with a value of $85,551,750.(f)	23,086,225
		92,344,901
TOTAL SHORT TERM INVESTMENTS — 2.63% (Cost $94,843,818)		$ 94,843,818
TOTAL INVESTMENTS — 101.90% (Cost $3,917,672,975)		$3,672,681,751
OTHER ASSETS & LIABILITIES, NET — (1.90)%		$ (68,519,126)
TOTAL NET ASSETS — 100.00%		$3,604,162,625

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Schedule of Investments
As of December 31, 2023
(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	All or a portion of the security is on loan at December 31, 2023.
(c)	Restricted security; further details of these securities are included in a subsequent table.
(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(f)	Collateral received for securities on loan.
LP	Limited Partnership
REIT	Real Estate Investment Trust
At December 31, 2023, the Fund held the following restricted securities:
Security	Coupon	Maturity Date	Acquisition Dates	Cost	Fair Value	Fair Value as a Percentage of Net Assets
Corporate Bonds and Notes
JPMorgan Chase & Co	0.77%	08/09/2025	09/13/2021 - 10/04/2021	$1,727,077	$1,676,563	0.05%
Shell International Finance BV	2.38	11/07/2029	09/13/2021-08/29/2022	1,087,457	1,057,228	0.03
Shell International Finance BV	6.38	12/15/2038	09/13/2021-10/04/2021	253,215	201,224	0.01
Shell International Finance BV	4.38	05/11/2045	09/13/2021-09/27/2021	175,680	128,268	0.00
Shell International Finance BV	4.00	05/10/2046	09/13/2021-10/04/2021	209,671	151,860	0.00
Shell International Finance BV	3.25	04/06/2050	09/13/2021-10/04/2021	191,994	131,467	0.00
				$3,645,094	$3,346,610	0.09%
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Municipal Bonds And Notes — 0.13%
$ 345,000	Louisiana Local Government Environmental Facilities & Community Development Authority 4.28%, 02/01/2036	$ 335,071
285,000	Texas Natural Gas Securitization Finance Corp 5.10%, 04/01/2035	290,455
		625,526
Non-Agency — 9.94%
600,000	37 Capital 1 Ltd(a)(b) Series 2021-1A Class A 6.86%, 10/15/2034 3-mo. SOFR + 1.47%	597,080
277,290	510 Asset Backed Trust(a)(c) Series 2021-NPL2 Class A1 2.12%, 06/25/2061	268,990
180,000	Affirm Asset Securitization Trust(a) Series 2023-A Class 1A 6.61%, 01/18/2028	181,035
365,000	Aligned Data Centers Issuer LLC(a) Series 2023-1A Class A2 6.00%, 08/17/2048	361,721
	American Credit Acceptance Receivables Trust(a)
	Series 2022-3 Class B
14,602	4.55%, 10/13/2026	14,585
	Series 2023-3 Class B
160,000	6.09%, 11/12/2027	160,925
155,000	AmeriCredit Automobile Receivables Trust Series 2019-3 Class D 2.58%, 09/18/2025	153,607
444,389	AMMC XI Ltd(a)(b) Series 2012-11A Class A1R2 6.66%, 04/30/2031 3-mo. SOFR + 1.27%	444,369
91,440	Amur Equipment Finance Receivables XI LLC(a) Series 2022-2A Class A2 5.30%, 06/21/2028	91,180
425,000	Anchorage Capital Ltd(a)(b) Series 2016-8A Class AR2A 6.85%, 10/27/2034 3-mo. SOFR + 1.47%	423,402
347,600	ARI Fleet Lease Trust(a) Series 2023-A Class A2 5.41%, 02/17/2032	346,936
136,713	Avant Loans Funding Trust(a) Series 2021-REV1 Class A 1.21%, 07/15/2030	135,740
185,000	Avis Budget Rental Car Funding AESOP LLC(a) Series 2023-7A Class A 5.90%, 08/21/2028	188,751
Principal Amount		Fair Value
Non-Agency — (continued)
$ 425,000	Bank of America Auto Trust(a) Series 2023-2A Class A2 5.85%, 08/17/2026	$ 427,516
	Barclays Dryrock Issuance Trust
	Series 2023-1 Class A
1,100,000	4.72%, 02/15/2029	1,099,521
	Series 2023-2 Class A
550,000	6.23%, 08/15/2028(b) 1-mo. SOFR + 0.90%	551,293
275,000	Benefit Street Partners Ltd(a)(b) Series 2023-31A Class B1 7.73%, 04/25/2036 3-mo. SOFR + 2.35%	275,502
36,508	BHG Securitization Trust(a) Series 2021-B Class A 0.90%, 10/17/2034	35,349
410,000	BlueMountain XXIV Ltd(a)(b) Series 2019-24A Class AR 6.78%, 04/20/2034 3-mo. SOFR + 1.36%	408,066
500,000	BlueMountain XXXIII Ltd(a)(b) Series 2021-33A Class A 6.82%, 11/20/2034 3-mo. SOFR + 1.45%	500,001
400,000	Capital One Multi-Asset Execution Trust Series 2022-A3 Class A 4.95%, 10/15/2027	401,087
285,000	Carlyle Global Market Strategies Ltd(a)(b) Series 2021-2A Class A1 6.76%, 04/20/2034 3-mo. SOFR + 1.34%	284,425
479,873	Carvana Auto Receivables Trust Series 2022-P2 Class A3 4.13%, 04/12/2027	472,383
91,347	Cascade MH Asset Trust(a) Series 2021-MH1 Class A1 1.75%, 02/25/2046	79,585
163,649	CCG Receivables Trust(a) Series 2023-1 Class A2 5.82%, 09/16/2030	164,668
393,452	Cedar Funding IX Ltd(a)(b) 6.66%, 04/20/2031 3-mo. SOFR + 1.24%	393,374
	CF Hippolyta Issuer LLC
	Series 2020-1 Class A1
108,654	1.69%, 07/15/2060	100,414
	Series 2020-1 Class A2
87,534	1.99%, 07/15/2060(a)	74,588
	Series 2021-1A Class A1
94,245	1.53%, 03/15/2061(a)	84,237
	Series 2022-1A Class A1
97,713	5.97%, 08/15/2062(a)	96,096
262,437	Chesapeake Funding II LLC(a) Series 2023-1A Class A1 5.65%, 05/15/2035	263,128

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Non-Agency — (continued)
$ 419,054	CIFC Funding Ltd(a)(b) Series 2018-2A Class A1 6.72%, 04/20/2031 3-mo. SOFR + 1.30%	$ 419,031
500,000	Citibank Credit Card Issuance Trust Series 2023-A1 Class A1 5.23%, 12/08/2027	503,893
80,000	CNH Equipment Trust Series 2023-A Class A4 4.77%, 10/15/2030	79,465
332,749	CPS Auto Receivables Trust(a) Series 2023-B Class A 5.91%, 08/16/2027	332,951
160,939	Credit Acceptance Auto Loan Trust Series 2021-3A Class A 1.00%, 05/15/2030	158,750
522,340	DB Master Finance LLC(a) Series 2021-1A Class A23 2.79%, 11/20/2051	430,988
500,000	Discover Card Execution Note Trust Series 2023-A1 Class A 4.31%, 03/15/2028	496,508
140,000	DLLAA LLC(a) Series 2023-1A Class A3 5.64%, 02/22/2028	142,209
	Domino's Pizza Master Issuer LLC
	Series 2017-1A Class A23
612,625	4.12%, 07/25/2047(a)	584,303
	Series 2018-1A Class A2I
185,250	4.12%, 07/25/2048	179,978
	Series 2019-1A Class A2
101,062	3.67%, 10/25/2049(a)	92,203
	Series 2021-1A Class A2I
516,750	2.66%, 04/25/2051(a)	456,804
	DT Auto Owner Trust(a)
	Series 2023-1A Class B
130,000	5.19%, 10/16/2028	128,868
	Series 2023-2A Class B
130,000	5.41%, 02/15/2029	129,338
	Elmwood Ltd(a)(b)
	Series 2022-6A Class BR
370,000	7.80%, 10/17/2036 3-mo. SOFR + 2.40%	370,919
	Series 2023-2A Class B
255,000	7.64%, 04/16/2036 3-mo. SOFR + 2.25%	254,670
190,000	Enterprise Fleet Financing LLC(a) Series 2023-1 Class A3 5.42%, 10/22/2029	191,812
	Exeter Automobile Receivables Trust
	Series 2019-4A Class D
110,174	2.58%, 09/15/2025(a)	109,061
	Series 2020-1A Class D
50,830	2.73%, 12/15/2025(a)	50,159
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2022-1A Class B
$ 58,318	2.18%, 06/15/2026	$ 58,129
	Series 2022-4A Class B
140,000	4.57%, 01/15/2027	139,269
	Series 2022-6A Class B
81,000	6.03%, 08/16/2027	81,140
	Series 2023-3A Class B
76,000	6.11%, 09/15/2027	76,261
	FirstKey Homes Trust(a)
	Series 2022-SFR1 Class A
144,033	4.15%, 05/19/2039	138,246
	Series 2022-SFR2 Class A
581,710	4.25%, 07/17/2039	558,275
	Flagship Credit Auto Trust(a)
	Series 2022-3 Class B
240,000	4.69%, 07/17/2028	235,121
	Series 2023-1 Class B
67,000	5.05%, 01/18/2028	66,308
	Series 2023-2 Class B
167,000	5.21%, 05/15/2028	166,482
825,000	Ford Credit Auto Owner Trust Series 2023-C Class A2A 5.68%, 09/15/2026	829,369
45,000	GLS Auto Receivables Issuer Trust(a) Series 2022-3A Class B 4.92%, 01/15/2027	44,639
550,000	GM Financial Consumer Automobile Receivables Trust Series 2023-4 Class A2A 5.89%, 11/16/2026	552,950
500,000	GMF Floorplan Owner Revolving Trust(a) Series 2023-1 Class A1 5.34%, 06/15/2028	506,086
282,711	GoldenTree Loan Opportunities IX Ltd(a)(b) Series 2014-9A Class AR2 6.76%, 10/29/2029 3-mo. SOFR + 1.37%	282,729
600,000	Halseypoint Ltd(a)(b) Series 2023-7A Class A 7.51%, 07/20/2036 3-mo. SOFR + 2.25%	604,439
380,304	Hayfin US XII Ltd(a)(b) Series 2018-8A Class A 6.80%, 04/20/2031 3-mo. SOFR + 1.38%	380,287
98,384	Helios Issuer LLC(a) Series 2023-GRID1 Class 1A 5.75%, 12/20/2050	100,821
485,000	Hertz Vehicle Financing III LLC(a) Series 2023-3A Class A 5.94%, 02/25/2028	493,889
950,000	Honda Auto Receivables Owner Trust Series 2023-4 Class A3 5.67%, 06/21/2028	970,272

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Non-Agency — (continued)
$ 242,469	Hyundai Auto Receivables Trust Series 2023-A Class A2A 5.19%, 12/15/2025	$ 242,128
700,000	Invesco Ltd(a)(b) Series 2021-2A Class A 6.78%, 07/15/2034 3-mo. SOFR + 1.38%	698,514
250,000	Invesco US Ltd(a)(b) Series 2023-2A Class B 7.71%, 04/21/2036 3-mo. SOFR + 2.30%	250,076
260,000	JPMorgan Mortgage Trust(a)(b) Series 2023-HE3 Class A1 6.94%, 05/25/2054 1-mo. SOFR + 1.60%	260,000
125,000	Mercedes-Benz Auto Receivables Trust Series 2023-2 Class A2 5.92%, 11/16/2026	125,952
345,000	MF1 Ltd(a)(b) Series 2022-FL8 Class AS 7.11%, 02/19/2037 3-mo. SOFR + 1.75%	338,578
	Navient Private Education Refi Loan Trust(a)
	Series 2021-EA Class A
161,168	0.97%, 12/16/2069	138,891
	Series 2021-FA Class A
213,733	1.11%, 02/18/2070	182,008
	Series 2023-A Class A
268,460	5.51%, 10/15/2071	268,267
445,000	New Economy Assets Phase 1 Sponsor LLC(a) Series 2021-1 Class A1 1.91%, 10/20/2061	389,415
1,500,000	NextGear Floorplan Master Owner Trust(a) Series 2021-1A Class A 0.85%, 07/15/2026	1,459,905
	Nissan Auto Receivables Owner Trust
	Series 2023-A Class A2A
484,473	5.34%, 02/17/2026	483,543
	Series 2023-B Class A3
175,000	5.93%, 03/15/2028	179,244
255,000	Northwoods Capital XV Ltd(a)(b) Series 2017-15A Class A1R 6.84%, 06/20/2034 3-mo. SOFR + 1.48%	253,862
360,000	Octagon Ltd(a)(b) Series 2023-2A Class B 7.77%, 04/20/2036 3-mo. SOFR + 2.35%	357,335
950,570	OZLM XVIII Ltd(a)(b) Series 2018-18A Class A 6.68%, 04/15/2031 3-mo. SOFR + 1.28%	949,416
700,000	Pikes Peak Ltd(a)(b) Series 2023-12A Class A 7.52%, 04/20/2036 3-mo. SOFR + 2.10%	703,940
Principal Amount		Fair Value
Non-Agency — (continued)
$ 190,054	Prestige Auto Receivables Trust(a) Series 2020-1A Class D 1.62%, 11/16/2026	$ 187,690
	Preston Ridge Partners Mortgage LLC(a)(c)
	Series 2021-3 Class A1
289,412	1.87%, 04/25/2026	282,137
	Series 2021-4 Class A1
477,393	1.87%, 04/25/2026	466,286
	Series 2021-6 Class A1
210,805	1.79%, 07/25/2026	204,690
	Series 2021-7 Class A1
338,806	1.87%, 08/25/2026	327,991
	Series 2021-9 Class A1
445,756	2.36%, 10/25/2026	431,903
175,949	Pretium Mortgage Credit Partners LLC(a)(c) Series 2021-RN2 Class A1 1.74%, 07/25/2051	169,282
	Progress Residential Trust(a)
	Series 2021-SFR8 Class A
397,004	1.51%, 10/17/2038	356,148
	Series 2022-SFR3 Class A
138,455	3.20%, 04/17/2039	129,370
	Series 2022-SFR4 Class A
378,776	4.44%, 05/17/2041	361,465
	Series 2022-SFR5 Class A
105,582	4.45%, 06/17/2039	102,180
	Series 2022-SFR7 Class A
168,813	4.75%, 10/27/2039	164,460
	Series 2023-SFR1 Class A
214,524	4.30%, 03/17/2040	205,411
1,180,000	Regatta VI Funding Ltd(a)(b) Series 2016-1A Class AR2 6.84%, 04/20/2034 3-mo. SOFR + 1.42%	1,179,188
540,000	Retained Vantage Data Centers Issuer LLC(a) Series 2023-1A Class A2A 5.00%, 09/15/2048	505,264
	RR Ltd(a)(b)
	Series 2021-16A Class A1
1,150,000	6.77%, 07/15/2036 3-mo. SOFR + 1.37%	1,147,633
	Series 2022-23A Class A2R
540,000	8.00%, 10/15/2035 3-mo. SOFR + 2.65%	545,136
	Series 2023-26A Class A1
500,000	7.17%, 04/15/2038 3-mo. SOFR + 1.78%	500,412
	Series 2023-26A Class A2
250,000	7.64%, 04/15/2038 3-mo. SOFR + 2.25%	250,922
	Santander Drive Auto Receivables Trust
	Series 2022-4 Class B
350,000	4.42%, 11/15/2027	345,744
	Series 2022-5 Class B
115,000	4.43%, 03/15/2027	113,637

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2022-6 Class B
$ 80,000	4.72%, 06/15/2027	$ 79,263
	Series 2022-7 Class B
325,000	5.95%, 01/17/2028	326,531
	Series 2023-1 Class B
150,000	4.98%, 02/15/2028	148,887
	Series 2023-3 Class B
240,000	5.61%, 07/17/2028	241,119
	Series 2023-6 Class A2
725,000	6.08%, 05/17/2027	727,495
310,000	SCF Equipment Leasing LLC(a) Series 2023-1A Class A2 6.56%, 01/22/2030	312,039
195,000	SFS Auto Receivables Securitization Trust(a) Series 2023-1A Class A4 5.47%, 12/20/2029	197,702
82,458	Sound Point III Ltd(a)(b) Series 2013-2RA Class A1 6.61%, 04/15/2029 3-mo. SOFR + 1.21%	82,407
645,000	Sound Point XXIX Ltd(a)(b) Series 2021-1A Class A 6.71%, 04/25/2034 3-mo. SOFR + 1.33%	639,538
400,000	Southwick Park LLC(a)(b) Series 2019-4A Class A1R 6.74%, 07/20/2032 3-mo. SOFR + 1.32%	398,833
350,000	Stack Infrastructure Issuer LLC(a) Series 2023-2A Class A2 5.90%, 07/25/2048	344,385
145,000	Summit Issuer LLC(a) Series 2020-1A Class A2 2.29%, 12/20/2050	134,144
700,000	Symphony XXV Ltd(a)(b) Series 2021-25A Class A 6.64%, 04/19/2034 3-mo. SOFR + 1.24%	694,417
437,212	Taco Bell Funding LLC(a) Series 2021-1A Class A23 2.54%, 08/25/2051	353,947
310,000	Texas Debt Capital Ltd(a)(b) Series 2023-1A Class B 7.72%, 04/20/2036 3-mo. SOFR + 2.30%	310,759
645,000	Thompson Park Ltd(a)(b) Series 2021-1A Class A1 6.66%, 04/15/2034 3-mo. SOFR + 1.26%	642,185
68,113	Tricolor Auto Securitization Trust(a) Series 2023-1A Class A 6.48%, 08/17/2026	68,063
8,629	Upstart Securitization Trust(a) Series 2021-4 Class A 0.84%, 09/20/2031	8,601
	VCAT LLC(a)(c)
	Series 2021-NPL2 Class A1
54,444	2.12%, 03/27/2051	53,926
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2021-NPL4 Class A1
$ 267,773	1.87%, 08/25/2051	$ 258,063
	Series 2021-NPL5 Class A1
358,845	1.87%, 08/25/2051	352,150
	Series 2021-NPL6 Class A1
468,959	1.92%, 09/25/2051	458,387
	Venture Ltd(a)(b)
	Series 2019-37A Class A1R
870,000	6.81%, 07/15/2032 3-mo. SOFR + 1.41%	858,924
	Series 2021-42A Class A1A
645,000	6.79%, 04/15/2034 3-mo. SOFR + 1.39%	638,767
319,184	Venture XVII Ltd(a)(b) Series 2014-17A Class ARR 6.54%, 04/15/2027 3-mo. SOFR + 1.14%	318,855
364,250	Vericrest Opportunity Loan Transferee(a)(c) Series 2021-NP11 Class A1 1.87%, 08/25/2051	344,396
242,972	VOLT CIII LLC(a)(c) Series 2021-CF1 Class A1 1.99%, 08/25/2051	228,500
246,566	VOLT XCIII LLC(a)(c) Series 2021-NPL2 Class A1 1.89%, 02/27/2051	238,402
1,038,672	Wellfleet X Ltd(a)(b) Series 2019-XA Class A1R 6.85%, 07/20/2032 3-mo. SOFR + 1.43%	1,030,257
56,398	Wendy's Funding LLC(a) Series 2018-1A Class A2II 3.88%, 03/15/2048	52,389
	Westlake Automobile Receivables Trust(a)
	Series 2020-3A Class D
195,000	1.65%, 02/17/2026	191,896
	Series 2022-2A Class B
275,000	4.31%, 09/15/2027	271,757
	Series 2023-1A Class B
80,000	5.41%, 01/18/2028	79,619
197,000	Wingstop Funding LLC(a) Series 2020-1A Class A2 2.84%, 12/05/2050	177,158
	World Omni Auto Receivables Trust
	Series 2023-A Class B
130,000	5.03%, 05/15/2029	129,818
	Series 2023-B Class A2A
429,072	5.25%, 11/16/2026	428,213
1,450,000	Zais Ltd(a)(b) Series 2020-15A Class A1R 7.00%, 07/28/2032 3-mo. SOFR + 1.62%	1,436,719
		48,992,710
TOTAL ASSET-BACKED SECURITIES — 10.07% (Cost $49,933,114)		$ 49,618,236

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
CORPORATE BONDS AND NOTES
Basic Materials — 0.57%
$ 240,000	Anglo American Capital PLC(a) 3.88%, 03/16/2029	$ 225,102
140,000	BHP Billiton Finance USA Ltd 4.90%, 02/28/2033	143,161
	Celanese US Holdings LLC
275,000	6.17%, 07/15/2027	281,973
150,000	6.55%, 11/15/2030	158,569
200,000	Corp Nacional del Cobre de Chile(a) 5.95%, 01/08/2034	202,730
	Glencore Funding LLC(a)
350,000	6.38%, 10/06/2030	375,761
105,000	2.85%, 04/27/2031	90,542
505,000	2.63%, 09/23/2031	428,499
475,000	Newmont Corp / Newcrest Finance Pty Ltd(a) 3.25%, 05/13/2030	428,304
220,000	POSCO 5.75%, 01/17/2028	225,778
240,000	Sherwin-Williams Co 2.30%, 05/15/2030	208,129
25,000	Southern Copper Corp 6.75%, 04/16/2040	27,993
		2,796,541
Communications — 2.91%
	AT&T Inc
1,105,000	2.30%, 06/01/2027	1,025,653
690,000	4.35%, 03/01/2029(d)	680,967
160,000	5.40%, 02/15/2034	165,012
775,000	4.85%, 03/01/2039	741,552
5,000	3.55%, 09/15/2055	3,595
452,000	3.80%, 12/01/2057	335,991
28,000	3.65%, 09/15/2059	20,067
	Charter Communications Operating LLC / Charter Communications Operating Capital
150,000	4.91%, 07/23/2025	148,574
1,725,000	3.75%, 02/15/2028	1,628,481
35,000	3.50%, 03/01/2042	24,345
70,000	5.13%, 07/01/2049	56,850
105,000	4.80%, 03/01/2050	81,278
180,000	3.90%, 06/01/2052	121,028
330,000	3.85%, 04/01/2061	205,693
85,000	4.40%, 12/01/2061	58,737
	Comcast Corp
1,300,000	3.30%, 02/01/2027	1,254,153
305,000	4.80%, 05/15/2033(d)	308,769
55,000	3.40%, 07/15/2046	42,603
105,000	2.80%, 01/15/2051	69,972
221,000	2.94%, 11/01/2056	145,356
	Cox Communications Inc(a)
19,000	3.15%, 08/15/2024	18,681
165,000	2.60%, 06/15/2031	139,793
	Discovery Communications LLC
22,000	4.13%, 05/15/2029	20,844
Principal Amount		Fair Value
Communications — (continued)
$ 85,000	3.63%, 05/15/2030	$ 77,044
127,000	5.20%, 09/20/2047	109,411
131,000	5.30%, 05/15/2049	112,472
210,000	4.65%, 05/15/2050	168,687
575,000	Meta Platforms Inc 3.50%, 08/15/2027	559,925
	Netflix Inc
390,000	5.88%, 11/15/2028	410,585
495,000	4.88%, 06/15/2030(a)	501,213
	Paramount Global
175,000	4.20%, 05/19/2032	156,188
170,000	4.38%, 03/15/2043	125,597
26,000	5.85%, 09/01/2043	23,401
200,000	Prosus NV(a) 3.26%, 01/19/2027	184,765
135,000	Rogers Communications Inc 3.80%, 03/15/2032	124,230
	Time Warner Cable LLC
110,000	6.55%, 05/01/2037	108,380
65,000	4.50%, 09/15/2042	51,008
	T-Mobile USA Inc
100,000	2.05%, 02/15/2028	90,229
160,000	2.40%, 03/15/2029	143,591
1,170,000	3.88%, 04/15/2030	1,109,513
300,000	2.88%, 02/15/2031	264,338
300,000	3.50%, 04/15/2031	274,257
550,000	5.20%, 01/15/2033	563,798
160,000	5.05%, 07/15/2033	161,244
130,000	5.75%, 01/15/2034	137,883
55,000	3.00%, 02/15/2041	41,160
	Verizon Communications Inc
890,000	4.33%, 09/21/2028	880,438
522,000	2.55%, 03/21/2031	450,094
270,000	2.36%, 03/15/2032	224,578
		14,352,023
Consumer, Cyclical — 1.45%
	AutoNation Inc
193,000	4.50%, 10/01/2025	188,942
75,000	1.95%, 08/01/2028	64,489
500,000	4.75%, 06/01/2030	482,921
200,000	Autozone Inc 6.55%, 11/01/2033	222,196
	General Motors Co
300,000	4.00%, 04/01/2025	294,728
200,000	5.20%, 04/01/2045	179,992
75,000	6.75%, 04/01/2046	80,663
	General Motors Financial Co Inc
250,000	4.30%, 07/13/2025	245,665
125,000	2.70%, 08/20/2027	115,308
100,000	Home Depot Inc 3.25%, 04/15/2032	92,341
250,000	Hyatt Hotels Corp 1.80%, 10/01/2024	242,560
535,000	Hyundai Capital America(a) 6.20%, 09/21/2030	563,294
170,000	Lennar Corp 4.75%, 11/29/2027	169,610

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
	Lowe's Cos Inc
$ 75,000	3.10%, 05/03/2027	$ 71,802
250,000	1.70%, 09/15/2028	221,114
400,000	4.25%, 04/01/2052	338,639
	Marriott International Inc
275,000	5.00%, 10/15/2027	278,245
350,000	2.85%, 04/15/2031	302,916
188,000	McDonald's Corp(d) 4.60%, 09/09/2032	189,796
	O'Reilly Automotive Inc
115,000	5.75%, 11/20/2026	117,755
265,000	4.70%, 06/15/2032	262,141
225,000	Starbucks Corp 4.00%, 11/15/2028	221,567
95,000	Tapestry Inc 7.05%, 11/27/2025	97,090
	Warnermedia Holdings Inc
550,000	6.41%, 03/15/2026	550,374
350,000	4.05%, 03/15/2029	332,077
1,125,000	4.28%, 03/15/2032	1,029,604
220,000	5.14%, 03/15/2052	188,838
		7,144,667
Consumer, Non-Cyclical — 4.06%
	AbbVie Inc
400,000	4.55%, 03/15/2035	392,262
83,000	4.30%, 05/14/2036	79,499
250,000	4.88%, 11/14/2048	243,713
252,000	4.25%, 11/21/2049	224,571
	Alcon Finance Corp(a)
200,000	2.75%, 09/23/2026	187,905
285,000	2.60%, 05/27/2030	247,046
	Amgen Inc
145,000	5.15%, 03/02/2028	148,444
507,000	5.25%, 03/02/2030	521,194
691,000	5.25%, 03/02/2033	708,436
90,000	5.75%, 03/02/2063	94,423
875,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc 4.70%, 02/01/2036	872,145
85,000	Anheuser-Busch InBev Finance Inc 4.90%, 02/01/2046	83,320
	Anheuser-Busch InBev Worldwide Inc
25,000	8.20%, 01/15/2039	33,379
500,000	4.95%, 01/15/2042	500,141
260,000	4.44%, 10/06/2048	239,339
200,000	Ashtead Capital Inc(a) 1.50%, 08/12/2026	181,330
130,000	Bacardi Ltd / Bacardi-Martini BV(a) 5.40%, 06/15/2033	130,650
20,000	BAT Capital Corp 4.54%, 08/15/2047	15,355
335,000	Bayer US Finance LLC 6.38%, 11/21/2030	344,668
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 100,000	Becton Dickinson & Co 4.67%, 06/06/2047	$ 93,379
150,000	Bristol Myers Squibb Co(d) 2.95%, 03/15/2032	133,291
195,000	Bristol-Myers Squibb Co 6.25%, 11/15/2053	223,181
	Cargill Inc(a)
200,000	2.13%, 11/10/2031	166,922
90,000	4.00%, 06/22/2032	85,558
115,000	4.75%, 04/24/2033	115,455
175,000	Cencora Inc 3.45%, 12/15/2027	168,594
200,000	Chapman University 2.07%, 04/01/2031	160,538
	Cigna Group
360,000	1.25%, 03/15/2026	333,608
325,000	4.80%, 08/15/2038	314,228
200,000	CK Hutchison International Ltd(a)(d) 4.75%, 04/21/2028	200,317
275,000	Colgate-Palmolive Co 3.25%, 08/15/2032	255,142
	CommonSpirit Health
115,000	2.76%, 10/01/2024	112,452
440,000	6.46%, 11/01/2052	515,251
	Conagra Brands Inc
225,000	5.30%, 10/01/2026	227,773
304,000	4.85%, 11/01/2028	303,492
	Constellation Brands Inc
140,000	3.60%, 02/15/2028	134,326
250,000	2.25%, 08/01/2031	210,067
	CSL Finance PLC(a)
50,000	3.85%, 04/27/2027	48,666
70,000	4.05%, 04/27/2029	68,132
105,000	4.25%, 04/27/2032	102,423
	CVS Health Corp
85,000	5.13%, 02/21/2030	86,318
65,000	5.25%, 02/21/2033	66,441
585,000	4.78%, 03/25/2038	554,219
285,000	4.13%, 04/01/2040	244,723
125,000	2.70%, 08/21/2040	89,116
	GE HealthCare Technologies Inc
180,000	5.86%, 03/15/2030	189,072
170,000	6.38%, 11/22/2052	197,394
	General Mills Inc
175,000	4.20%, 04/17/2028	172,577
50,000	4.95%, 03/29/2033(d)	50,690
	Gilead Sciences Inc(d)
185,000	1.65%, 10/01/2030	155,005
215,000	5.25%, 10/15/2033	224,088
775,000	Haleon US Capital LLC 3.38%, 03/24/2027	745,670
220,000	HCA Inc 3.50%, 09/01/2030	199,436
	Howard University
100,000	2.80%, 10/01/2030	87,722
160,000	3.48%, 10/01/2041	118,778
	Humana Inc
40,000	5.75%, 12/01/2028	41,811

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 205,000	3.70%, 03/23/2029	$ 196,924
70,000	5.88%, 03/01/2033	74,570
35,000	5.50%, 03/15/2053	36,327
	J M Smucker Co
321,000	5.90%, 11/15/2028	337,502
550,000	6.20%, 11/15/2033(d)	599,877
225,000	JDE Peet's NV(a) 1.38%, 01/15/2027	202,187
	Kaiser Foundation Hospitals
200,000	2.81%, 06/01/2041	149,819
185,000	3.00%, 06/01/2051	131,762
	Keurig Dr Pepper Inc
425,000	4.60%, 05/25/2028	425,248
200,000	4.50%, 04/15/2052	182,868
255,000	Kraft Heinz Foods Co 3.75%, 04/01/2030	243,636
165,000	McKesson Corp 5.10%, 07/15/2033	169,562
315,000	Northwestern Memorial Healthcare Obligated Group 1.77%, 07/15/2031	250,834
	Philip Morris International Inc
230,000	5.13%, 11/17/2027	234,098
320,000	4.88%, 02/15/2028	323,419
105,000	5.63%, 11/17/2029	110,104
270,000	5.13%, 02/15/2030	274,406
170,000	5.38%, 02/15/2033	174,370
170,000	5.63%, 09/07/2033	177,552
	Royalty Pharma PLC
165,000	1.75%, 09/02/2027	147,960
220,000	2.20%, 09/02/2030	184,907
70,000	2.15%, 09/02/2031(d)	57,177
35,000	3.35%, 09/02/2051	23,665
30,000	Sutter Health 3.36%, 08/15/2050	22,195
	Sysco Corp
115,000	5.75%, 01/17/2029	119,793
50,000	4.45%, 03/15/2048	43,842
225,000	6.60%, 04/01/2050	264,060
50,000	Thermo Fisher Scientific Inc 1.75%, 10/15/2028	44,602
125,000	Unilever Capital Corp 2.63%, 08/12/2051	85,752
	UnitedHealth Group Inc
165,000	4.00%, 05/15/2029	162,574
705,000	5.30%, 02/15/2030	737,735
125,000	4.20%, 05/15/2032	122,316
525,000	5.35%, 02/15/2033	555,398
65,000	3.75%, 10/15/2047	53,528
280,000	5.88%, 02/15/2053	317,124
261,000	5.05%, 04/15/2053	263,656
40,000	4.95%, 05/15/2062	39,455
30,000	6.05%, 02/15/2063	34,594
		20,019,073
Energy — 2.09%
	BP Capital Markets America Inc
115,000	1.75%, 08/10/2030	97,382
Principal Amount		Fair Value
Energy — (continued)
$ 100,000	2.72%, 01/12/2032	$ 87,125
240,000	4.81%, 02/13/2033	241,971
145,000	4.89%, 09/11/2033	147,535
155,000	3.38%, 02/08/2061	112,221
55,000	Canadian Natural Resources Ltd 2.95%, 07/15/2030	48,490
	Cheniere Energy Partners LP
90,000	4.50%, 10/01/2029	86,082
135,000	5.95%, 06/30/2033(a)	138,610
85,000	Columbia Pipelines Holding Co LLC(a) 6.04%, 08/15/2028	87,729
	Columbia Pipelines Operating Co LLC(a)
275,000	5.93%, 08/15/2030	284,354
565,000	6.04%, 11/15/2033	591,708
80,000	6.54%, 11/15/2053	88,081
	ConocoPhillips Co
160,000	5.05%, 09/15/2033	164,382
105,000	3.80%, 03/15/2052	84,829
130,000	5.70%, 09/15/2063	140,685
145,000	Diamondback Energy Inc(d) 6.25%, 03/15/2033	154,936
	Enbridge Inc
110,000	6.00%, 11/15/2028	115,485
563,000	5.70%, 03/08/2033	585,181
	Energy Transfer LP
140,000	6.05%, 12/01/2026	143,932
45,000	6.10%, 12/01/2028	47,358
95,000	5.25%, 04/15/2029	95,711
430,000	6.40%, 12/01/2030	459,756
85,000	5.00%, 05/15/2050	75,783
120,000	Enterprise Products Operating LLC 2.80%, 01/31/2030	108,523
	Equinor ASA
190,000	3.63%, 04/06/2040	164,025
20,000	3.70%, 04/06/2050	16,507
363,917	Galaxy Pipeline Assets Bidco Ltd 2.94%, 09/30/2040	299,424
400,000	Greensaif Pipelines Bidco SARL(a) 6.13%, 02/23/2038	417,030
185,000	Hess Corp 7.30%, 08/15/2031	213,215
	MPLX LP
300,000	4.00%, 02/15/2025	295,418
70,000	1.75%, 03/01/2026	65,480
35,000	4.13%, 03/01/2027	34,261
75,000	4.25%, 12/01/2027	73,371
260,000	2.65%, 08/15/2030	224,360
475,000	4.50%, 04/15/2038	422,686
90,000	4.90%, 04/15/2058	76,326
	Occidental Petroleum Corp
240,000	6.63%, 09/01/2030	255,242
84,000	6.13%, 01/01/2031	87,208
15,000	7.50%, 05/01/2031	16,820
121,000	7.88%, 09/15/2031	137,645

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Energy — (continued)
	ONEOK Inc
$ 55,000	4.35%, 03/15/2029	$ 53,449
30,000	3.40%, 09/01/2029	27,648
220,000	3.10%, 03/15/2030	197,407
45,000	6.10%, 11/15/2032	47,817
55,000	Ovintiv Inc 7.38%, 11/01/2031	60,587
200,000	Pertamina Persero PT 3.10%, 01/21/2030	181,685
70,000	Pioneer Natural Resources Co 5.10%, 03/29/2026	70,510
	Plains All American Pipeline LP / PAA Finance Corp
55,000	3.55%, 12/15/2029	50,637
550,000	3.80%, 09/15/2030	506,106
	Sabine Pass Liquefaction LLC
60,000	4.20%, 03/15/2028	58,734
140,000	4.50%, 05/15/2030	136,817
	Shell International Finance BV
140,000	3.25%, 04/06/2050	105,174
145,000	3.00%, 11/26/2051	103,273
	Targa Resources Corp
75,000	6.15%, 03/01/2029	78,427
155,000	4.20%, 02/01/2033	142,512
370,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.00%, 01/15/2032	337,858
382,000	Teck Resources Ltd(d) 3.90%, 07/15/2030	354,486
90,000	Transcontinental Gas Pipe Line Co LLC 3.25%, 05/15/2030	81,579
55,000	Western Midstream Operating LP(d) 4.05%, 02/01/2030	51,433
	Williams Cos Inc
110,000	2.60%, 03/15/2031	94,052
150,000	4.65%, 08/15/2032(d)	146,221
400,000	5.65%, 03/15/2033	417,847
		10,291,126
Financial — 11.26%
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
1,075,000	6.50%, 07/15/2025	1,088,620
725,000	2.45%, 10/29/2026	671,293
150,000	3.30%, 01/30/2032	130,549
370,000	Agree LP REIT 4.80%, 10/01/2032	349,420
1,175,000	Air Lease Corp 2.88%, 01/15/2026	1,119,378
	American Express Co
335,000	6.34%, 10/30/2026	341,551
75,000	5.04%, 05/01/2034	74,869
50,000	American International Group Inc 3.40%, 06/30/2030	46,014
Principal Amount		Fair Value
Financial — (continued)
	American Tower Corp REIT
$ 125,000	3.65%, 03/15/2027	$ 120,229
135,000	5.80%, 11/15/2028	140,240
250,000	3.80%, 08/15/2029	237,335
125,000	Ameriprise Financial Inc 5.70%, 12/15/2028	130,987
80,000	Aon Corp 2.80%, 05/15/2030	70,932
80,000	Aon Corp / Aon Global Holdings PLC 5.35%, 02/28/2033	82,044
280,000	Athene Global Funding(a) 2.65%, 10/04/2031	227,486
160,000	Athene Holding Ltd 5.88%, 01/15/2034	161,567
1,200,000	Avolon Holdings Funding Ltd(a) 2.88%, 02/15/2025	1,157,441
1,000,000	Banco Santander SA 4.25%, 04/11/2027	968,623
	Bank of America Corp
715,000	3.88%, 08/01/2025	704,185
30,000	5.08%, 01/20/2027	29,934
340,000	5.93%, 09/15/2027	346,911
1,000,000	4.18%, 11/25/2027	971,839
915,000	5.20%, 04/25/2029	920,660
255,000	2.88%, 10/22/2030	226,189
715,000	2.59%, 04/29/2031	616,180
320,000	1.90%, 07/23/2031	261,780
890,000	1.92%, 10/24/2031	722,547
610,000	2.69%, 04/22/2032	515,103
370,000	2.30%, 07/21/2032	302,119
785,000	4.57%, 04/27/2033	748,248
157,000	5.02%, 07/22/2033	155,309
117,000	2.48%, 09/21/2036	92,672
295,000	6.11%, 01/29/2037	314,526
375,000	3.31%, 04/22/2042	293,640
	Bank of New York Mellon Corp
345,000	6.32%, 10/25/2029	366,455
40,000	4.60%, 07/26/2030	39,722
	Barclays PLC
775,000	2.85%, 05/07/2026	747,219
200,000	7.39%, 11/02/2028	213,733
200,000	6.49%, 09/13/2029	208,234
	BNP Paribas SA(a)
1,225,000	2.22%, 06/09/2026	1,169,318
200,000	5.34%, 06/12/2029	202,867
200,000	2.16%, 09/15/2029	173,952
290,000	5.89%, 12/05/2034	303,117
	BPCE SA(a)
260,000	2.05%, 10/19/2027	235,966
500,000	6.71%, 10/19/2029	526,452
425,000	3.12%, 10/19/2032	346,532
370,000	7.00%, 10/19/2034	402,118
270,000	Brighthouse Financial Global Funding(a) 1.75%, 01/13/2025	259,313
	Capital One Financial Corp
30,000	1.88%, 11/02/2027	26,984
40,000	5.47%, 02/01/2029	39,882

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Financial — (continued)
$ 270,000	6.31%, 06/08/2029	$ 276,996
245,000	3.27%, 03/01/2030	218,810
220,000	5.25%, 07/26/2030	216,157
255,000	7.62%, 10/30/2031	280,216
120,000	5.82%, 02/01/2034	119,415
170,000	6.38%, 06/08/2034	174,964
	Citigroup Inc
550,000	3.35%, 04/24/2025	545,786
430,000	3.70%, 01/12/2026	419,613
700,000	3.89%, 01/10/2028	676,891
330,000	2.57%, 06/03/2031	281,892
525,000	3.06%, 01/25/2033	447,920
360,000	2.33%, 05/24/2033	352,464
	Corebridge Financial Inc
145,000	3.85%, 04/05/2029	136,634
40,000	6.05%, 09/15/2033(a)	41,658
250,000	Credit Agricole SA(a) 6.32%, 10/03/2029	261,840
	Crown Castle Inc REIT
65,000	5.00%, 01/11/2028	64,745
62,000	3.80%, 02/15/2028	58,895
360,000	4.80%, 09/01/2028	355,210
115,000	5.60%, 06/01/2029	117,588
158,000	3.10%, 11/15/2029	141,363
200,000	Danske Bank A/S(a) 5.38%, 01/12/2024	199,954
	Deutsche Bank AG
260,000	2.13%, 11/24/2026	243,703
150,000	6.72%, 01/18/2029	157,081
30,000	Discover Financial Services 7.96%, 11/02/2034	33,374
205,000	Equinix Inc REIT 3.20%, 11/18/2029	188,279
340,000	Equitable Financial Life Global Funding(a) 1.80%, 03/08/2028	297,812
170,000	Equitable Holdings Inc 4.35%, 04/20/2028	164,137
600,000	Essex Portfolio LP REIT 3.00%, 01/15/2030	534,989
120,000	Fifth Third Bancorp 2.38%, 01/28/2025	116,025
135,000	GLP Capital LP / GLP Financing II Inc REIT 5.30%, 01/15/2029	134,219
	Goldman Sachs Group Inc
760,000	2.62%, 04/22/2032	637,950
395,000	2.38%, 07/21/2032	324,542
525,000	Healthcare Realty Holdings LP REIT 2.05%, 03/15/2031	406,336
126,000	Host Hotels & Resorts LP REIT 2.90%, 12/15/2031	105,712
	HSBC Holdings PLC
230,000	1.59%, 05/24/2027	210,951
200,000	5.89%, 08/14/2027	202,769
200,000	6.16%, 03/09/2029	206,518
400,000	2.21%, 08/17/2029	349,170
575,000	5.40%, 08/11/2033	577,492
Principal Amount		Fair Value
Financial — (continued)
$ 475,000	6.55%, 06/20/2034	$ 496,441
250,000	7.40%, 11/13/2034	274,242
45,000	Huntington Bancshares Inc 6.21%, 08/21/2029	46,401
250,000	Huntington National Bank 5.65%, 01/10/2030	252,105
	Intesa Sanpaolo SpA(a)
200,000	6.63%, 06/20/2033	204,947
200,000	7.80%, 11/28/2053	219,594
175,000	Invitation Homes Operating Partnership LP REIT 2.30%, 11/15/2028	155,122
	JPMorgan Chase & Co
170,000	2.95%, 10/01/2026	161,937
265,000	6.07%, 10/22/2027	272,007
15,000	4.32%, 04/26/2028	14,777
150,000	4.85%, 07/25/2028	150,043
560,000	3.51%, 01/23/2029	530,640
230,000	5.30%, 07/24/2029	233,384
90,000	6.09%, 10/23/2029	94,627
175,000	3.70%, 05/06/2030	164,691
25,000	2.74%, 10/15/2030	22,228
135,000	2.52%, 04/22/2031	116,739
410,000	1.76%, 11/19/2031	332,285
475,000	2.96%, 01/25/2033	406,998
537,000	4.59%, 04/26/2033	518,820
360,000	4.91%, 07/25/2033	355,943
	M&T Bank Corp
670,000	7.41%, 10/30/2029	720,670
175,000	5.05%, 01/27/2034	165,813
550,000	Macquarie Group Ltd(a) 1.34%, 01/12/2027	505,305
500,000	Manufacturers & Traders Trust Co 4.70%, 01/27/2028	485,742
80,000	Marsh & McLennan Cos Inc 4.75%, 03/15/2039	77,764
625,000	Mastercard Inc 3.30%, 03/26/2027	606,075
165,000	MetLife Inc 5.38%, 07/15/2033	172,008
520,000	Metropolitan Life Global Funding I(a) 2.40%, 01/11/2032	431,163
	Morgan Stanley
385,000	3.63%, 01/20/2027	373,253
754,000	3.95%, 04/23/2027	731,915
600,000	3.77%, 01/24/2029	572,209
235,000	5.12%, 02/01/2029	236,069
850,000	5.16%, 04/20/2029	854,859
70,000	5.45%, 07/20/2029	71,327
650,000	6.41%, 11/01/2029	688,860
100,000	4.43%, 01/23/2030	97,398
385,000	2.70%, 01/22/2031	336,558
625,000	1.79%, 02/13/2032	499,077
455,000	1.93%, 04/28/2032	365,877
355,000	4.89%, 07/20/2033	346,150
425,000	2.48%, 09/16/2036	336,850
35,000	5.95%, 01/19/2038	35,395

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Financial — (continued)
$ 200,000	Nasdaq Inc 5.55%, 02/15/2034	$ 207,770
500,000	Nomura Holdings Inc 2.61%, 07/14/2031	415,272
	PNC Financial Services Group Inc
95,000	5.07%, 01/24/2034	92,954
80,000	6.88%, 10/20/2034	88,811
165,000	Principal Financial Group Inc 5.38%, 03/15/2033	168,713
	Prologis LP REIT
625,000	1.75%, 07/01/2030	521,305
300,000	4.63%, 01/15/2033	301,331
150,000	Protective Life Global Funding(a) 5.47%, 12/08/2028	154,007
350,000	Retail Opportunity Investments Partnership LP REIT 6.75%, 10/15/2028	367,653
155,000	SBA Tower Trust REIT(a) 2.84%, 01/15/2025	149,679
575,000	Societe Generale SA(a) 6.22%, 06/15/2033	573,936
	Standard Chartered PLC(a)
200,000	7.77%, 11/16/2028	215,874
200,000	7.02%, 02/08/2030	211,063
500,000	Truist Bank 2.25%, 03/11/2030	414,413
90,000	Truist Financial Corp 6.05%, 06/08/2027	91,585
	UBS Group AG(a)
1,225,000	4.28%, 01/09/2028	1,186,522
200,000	4.75%, 05/12/2028	196,958
250,000	6.44%, 08/11/2028	259,625
200,000	6.25%, 09/22/2029	208,630
240,000	2.75%, 02/11/2033	196,854
270,000	6.54%, 08/12/2033	288,132
250,000	9.02%, 11/15/2033	307,309
	VICI Properties LP REIT
135,000	4.95%, 02/15/2030	130,993
180,000	5.13%, 05/15/2032	175,465
	Wells Fargo & Co
270,000	2.41%, 10/30/2025	262,646
750,000	4.30%, 07/22/2027	734,064
315,000	2.39%, 06/02/2028	288,516
245,000	5.57%, 07/25/2029	250,162
60,000	6.30%, 10/23/2029	63,235
380,000	2.88%, 10/30/2030	337,806
370,000	2.57%, 02/11/2031	319,724
595,000	3.35%, 03/02/2033	519,683
928,000	4.90%, 07/25/2033	904,034
55,000	5.39%, 04/24/2034	55,239
75,000	6.49%, 10/23/2034	81,592
475,000	Westpac Banking Corp 4.11%, 07/24/2034	434,260
765,000	Willis North America Inc 2.95%, 09/15/2029	684,206
		55,476,683
Principal Amount		Fair Value
Industrial — 2.02%
	Boeing Co
$ 30,000	2.70%, 02/01/2027	$ 28,287
70,000	5.04%, 05/01/2027	70,611
1,025,000	3.45%, 11/01/2028	964,539
90,000	5.15%, 05/01/2030	91,621
200,000	5.81%, 05/01/2050	207,110
200,000	Burlington Northern Santa Fe LLC 4.05%, 06/15/2048	173,003
400,000	Canadian Pacific Railway Co 2.05%, 03/05/2030	342,328
895,000	Carrier Global Corp(a) 5.90%, 03/15/2034	968,027
	CSX Corp
400,000	3.80%, 03/01/2028	392,890
275,000	4.10%, 11/15/2032	267,405
435,000	DAE Funding LLC(a) 1.55%, 08/01/2024	423,712
200,000	GE Capital International Funding Co Unlimited Co 4.42%, 11/15/2035	193,957
125,000	General Electric Co 5.88%, 01/14/2038	137,474
210,000	Ingersoll Rand Inc(d) 5.70%, 08/14/2033	222,180
325,000	Lockheed Martin Corp(d) 5.25%, 01/15/2033	344,708
325,000	Martin Marietta Materials Inc 3.20%, 07/15/2051	241,341
215,000	Northrop Grumman Corp 5.15%, 05/01/2040	217,828
	Otis Worldwide Corp
115,000	2.57%, 02/15/2030	102,259
110,000	3.11%, 02/15/2040	87,961
	Penske Truck Leasing Co LP / PTL Finance Corp(a)
195,000	4.40%, 07/01/2027	190,129
65,000	6.05%, 08/01/2028	67,372
215,000	6.20%, 06/15/2030	225,639
	Regal Rexnord Corp(a)
395,000	6.05%, 04/15/2028	399,849
130,000	6.30%, 02/15/2030	133,368
	RTX Corp
250,000	5.75%, 11/08/2026	256,901
1,025,000	6.10%, 03/15/2034	1,112,376
325,000	Union Pacific Corp 2.80%, 02/14/2032	288,327
860,000	Veralto Corp(a) 5.45%, 09/18/2033	890,761
	Waste Management Inc
175,000	3.15%, 11/15/2027	167,516
600,000	1.15%, 03/15/2028	527,275
225,000	4.88%, 02/15/2029	230,263
		9,967,017
Technology — 1.80%
550,000	Adobe Inc 2.15%, 02/01/2027	516,090
140,000	Black Knight InfoServ LLC(a) 3.63%, 09/01/2028	132,895

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Technology — (continued)
	Broadcom Inc
$ 12,000	4.11%, 09/15/2028	$ 11,716
192,000	4.15%, 04/15/2032(a)	180,993
645,000	2.60%, 02/15/2033(a)	531,383
370,000	3.42%, 04/15/2033(a)	324,974
150,000	3.47%, 04/15/2034(a)	130,501
339,000	3.14%, 11/15/2035(a)	278,314
	CDW LLC / CDW Finance Corp
90,000	2.67%, 12/01/2026	84,215
60,000	3.57%, 12/01/2031	53,179
257,000	Dell International LLC / EMC Corp 8.10%, 07/15/2036	316,084
50,000	Hewlett Packard Enterprise Co 6.35%, 10/15/2045	53,939
	Intel Corp
350,000	5.20%, 02/10/2033(d)	365,638
45,000	3.25%, 11/15/2049	33,456
250,000	3.05%, 08/12/2051	176,041
190,000	5.05%, 08/05/2062	187,813
500,000	Intuit Inc 1.35%, 07/15/2027	450,642
425,000	Lam Research Corp 1.90%, 06/15/2030	365,387
	Marvell Technology Inc
95,000	2.95%, 04/15/2031	83,017
55,000	5.95%, 09/15/2033	58,321
60,000	NVIDIA Corp 3.50%, 04/01/2040	52,009
	NXP BV / NXP Funding LLC
135,000	4.88%, 03/01/2024	134,739
71,000	5.35%, 03/01/2026	71,368
	NXP BV / NXP Funding LLC / NXP USA Inc
89,000	4.30%, 06/18/2029	86,465
325,000	2.65%, 02/15/2032	273,809
	Oracle Corp
165,000	2.30%, 03/25/2028	150,342
275,000	4.50%, 05/06/2028(d)	274,966
250,000	6.15%, 11/09/2029	268,938
65,000	2.95%, 04/01/2030	58,665
350,000	4.65%, 05/06/2030	348,625
325,000	2.88%, 03/25/2031	287,902
301,000	4.90%, 02/06/2033	299,631
350,000	3.60%, 04/01/2040	279,092
741,000	3.60%, 04/01/2050	548,864
525,000	6.90%, 11/09/2052	616,178
225,000	Take-Two Interactive Software Inc 3.70%, 04/14/2027	218,115
	VMware LLC
100,000	1.80%, 08/15/2028	87,673
300,000	2.20%, 08/15/2031	248,584
	Workday Inc
125,000	3.50%, 04/01/2027	120,945
100,000	3.80%, 04/01/2032	93,112
		8,854,620
Principal Amount		Fair Value
Utilities — 3.66%
$ 335,000	Alabama Power Co 3.45%, 10/01/2049	$ 251,685
425,000	Alliant Energy Finance LLC(a) 4.25%, 06/15/2028	414,444
125,000	American Water Capital Corp 3.75%, 09/01/2028	120,277
	Arizona Public Service Co
160,000	6.35%, 12/15/2032	173,667
75,000	5.55%, 08/01/2033	77,494
45,000	Atmos Energy Corp(d) 5.90%, 11/15/2033	48,822
	Berkshire Hathaway Energy Co
350,000	3.70%, 07/15/2030	330,948
140,000	4.60%, 05/01/2053	124,625
65,000	Boston Gas Co(a) 3.76%, 03/16/2032	57,733
285,000	Brooklyn Union Gas Co(a) 4.87%, 08/05/2032	265,988
	Cleco Corporate Holdings LLC
80,000	3.38%, 09/15/2029	70,100
5,000	4.97%, 05/01/2046	4,192
	Consolidated Edison Co of New York Inc
75,000	5.50%, 03/15/2034	78,657
145,000	3.20%, 12/01/2051	102,514
	Dominion Energy Inc
195,000	3.07%, 08/15/2024(c)	191,767
231,000	3.38%, 04/01/2030	212,663
604,000	5.38%, 11/15/2032	620,232
10,000	6.30%, 03/15/2033	10,728
333,000	Duke Energy Carolinas LLC 5.30%, 02/15/2040	336,650
	Duke Energy Corp
475,000	3.15%, 08/15/2027	448,897
60,000	2.45%, 06/01/2030	52,307
562,000	2.55%, 06/15/2031	479,523
200,000	4.50%, 08/15/2032	193,590
110,000	5.00%, 08/15/2052	102,682
145,000	Duke Energy Florida LLC 5.88%, 11/15/2033	156,303
	Duke Energy Ohio Inc
145,000	3.65%, 02/01/2029	139,564
115,000	5.25%, 04/01/2033	118,473
	Edison International
180,000	4.13%, 03/15/2028	173,817
50,000	5.25%, 11/15/2028	50,307
200,000	Enel Finance International NV(a) 5.00%, 06/15/2032	195,071
975,000	Entergy Corp 2.95%, 09/01/2026	925,727
115,000	Evergy Metro Inc 4.20%, 03/15/2048	96,431
	Eversource Energy
55,000	4.75%, 05/15/2026	54,707
60,000	5.45%, 03/01/2028	61,669
140,000	5.95%, 02/01/2029	146,616
355,000	5.13%, 05/15/2033	356,793

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Utilities — (continued)
	Exelon Corp
$ 195,000	5.15%, 03/15/2028	$ 198,205
450,000	4.05%, 04/15/2030	429,285
515,000	Florida Power & Light Co 4.55%, 10/01/2044	462,216
	Georgia Power Co
70,000	4.65%, 05/16/2028	70,535
170,000	4.70%, 05/15/2032	169,298
115,000	4.95%, 05/17/2033	115,928
30,000	4.75%, 09/01/2040	27,915
125,000	KeySpan Gas East Corp(a) 5.99%, 03/06/2033	127,112
100,000	Monongahela Power Co(a) 5.85%, 02/15/2034	104,927
50,000	National Grid PLC 5.60%, 06/12/2028	51,513
	National Rural Utilities Cooperative Finance Corp
200,000	4.15%, 12/15/2032	189,774
65,000	5.80%, 01/15/2033	68,834
	NextEra Energy Capital Holdings Inc
435,000	4.63%, 07/15/2027	434,213
490,000	2.25%, 06/01/2030	419,160
50,000	5.05%, 02/28/2033(d)	50,093
	NiSource Inc
150,000	3.49%, 05/15/2027	144,412
235,000	3.60%, 05/01/2030	218,652
55,000	1.70%, 02/15/2031	44,562
190,000	5.40%, 06/30/2033	195,905
155,000	Oglethorpe Power Corp 5.05%, 10/01/2048	142,446
75,000	Ohio Edison Co(a) 5.50%, 01/15/2033	75,906
200,000	Ohio Power Co 5.00%, 06/01/2033	201,135
165,000	Oncor Electric Delivery Co LLC(a) 5.65%, 11/15/2033	175,778
	Pacific Gas & Electric Co
590,000	5.45%, 06/15/2027	594,753
625,000	2.10%, 08/01/2027(d)	563,270
310,000	6.10%, 01/15/2029	320,787
235,000	4.55%, 07/01/2030	223,809
580,000	2.50%, 02/01/2031	478,437
185,000	3.25%, 06/01/2031	160,212
120,000	6.15%, 01/15/2033	124,376
540,000	6.40%, 06/15/2033(d)	568,197
25,000	4.95%, 07/01/2050	21,355
45,000	Pennsylvania Electric Co 4.15%, 04/15/2025	44,119
80,000	PPL Capital Funding Inc 4.13%, 04/15/2030	76,154
125,000	Public Service Enterprise Group Inc 6.13%, 10/15/2033	134,343
	Puget Energy Inc
185,000	3.65%, 05/15/2025	180,238
139,000	4.10%, 06/15/2030	127,355
31,000	4.22%, 03/15/2032	28,042
Principal Amount		Fair Value
Utilities — (continued)
$ 120,000	Sempra 3.40%, 02/01/2028	$ 114,361
100,000	Sierra Pacific Power Co 2.60%, 05/01/2026	95,229
	Southern California Edison Co
205,000	4.90%, 06/01/2026	205,890
45,000	5.85%, 11/01/2027	46,990
90,000	5.30%, 03/01/2028	92,370
345,000	2.25%, 06/01/2030	296,071
220,000	2.75%, 02/01/2032	189,080
2,000	4.00%, 04/01/2047	1,630
20,000	3.65%, 02/01/2050	15,483
	Southern California Gas Co
380,000	5.20%, 06/01/2033(d)	390,741
65,000	5.75%, 06/01/2053	68,298
	Southern Co
190,000	4.85%, 06/15/2028	191,398
35,000	5.20%, 06/15/2033	35,702
45,000	Southern Co Gas Capital Corp 5.75%, 09/15/2033	47,250
184,000	Southwest Gas Corp 2.20%, 06/15/2030	156,593
195,000	Southwestern Electric Power Co 5.30%, 04/01/2033	195,004
260,000	Virginia Electric & Power Co 5.00%, 04/01/2033	262,957
	Xcel Energy Inc
525,000	3.35%, 12/01/2026	505,241
100,000	4.60%, 06/01/2032	97,487
		18,016,689
TOTAL CORPORATE BONDS AND NOTES — 29.82% (Cost $154,579,577)		$146,918,439
FOREIGN GOVERNMENT BONDS AND NOTES
	Bermuda Government International Bond
200,000	2.38%, 08/20/2030	171,178
200,000	5.00%, 07/15/2032(a)	198,400
200,000	5.00%, 07/15/2032	198,400
	Hungary Government International Bond(a)
240,000	6.13%, 05/22/2028	249,285
250,000	5.25%, 06/16/2029	251,136
340,000	Indonesia Government International Bond 4.35%, 01/08/2027	337,842
	Mexico Government International Bond
541,000	3.50%, 02/12/2034	457,698
685,000	4.28%, 08/14/2041	565,401
76,000	4.75%, 03/08/2044	65,248
200,000	Panama Government International Bond 3.16%, 01/23/2030	170,050

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 380,000	Peruvian Government International Bond 3.30%, 03/11/2041	$ 295,131
	Romanian Government International Bond
322,000	3.00%, 02/27/2027(a)	299,511
1,072,000	3.00%, 02/14/2031(d)	908,940
200,000	Saudi Government International Bond(a) 5.00%, 01/18/2053	188,264
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 0.88% (Cost $4,950,736)		$ 4,356,484
MORTGAGE-BACKED SECURITIES
Non-Agency — 6.18%
205,178	Ajax Mortgage Loan Trust(a)(c) Series 2021-C Class A 2.12%, 01/25/2061	198,591
	Angel Oak Mortgage Trust(a)(e)
	Series 2020-1 Class A1
30,762	2.47%, 12/25/2059	28,779
	Series 2020-2 Class A1A
86,648	2.53%, 01/26/2065	79,821
	Series 2020-4 Class A1
41,106	1.47%, 06/25/2065	38,219
	Series 2020-6 Class A1
39,791	1.26%, 05/25/2065	34,450
	Series 2020-R1 Class A1
94,794	0.99%, 04/25/2053	86,568
	Series 2021-1 Class A1
137,974	0.91%, 01/25/2066	117,004
	Series 2021-2 Class A1
257,035	0.99%, 04/25/2066	216,920
	Series 2021-4 Class A1
211,758	1.04%, 01/20/2065	170,623
	Series 2021-5 Class A1
324,579	0.95%, 07/25/2066	272,945
	Series 2021-6 Class A1
170,555	1.46%, 09/25/2066	137,147
	Series 2021-8 Class A1
236,907	1.82%, 11/25/2066	200,412
	Arroyo Mortgage Trust(a)(e)
	Series 2019-2 Class A1
58,270	3.35%, 04/25/2049	54,819
	Series 2019-3 Class A1
55,628	2.96%, 10/25/2048	51,576
	BANK
	Series 2017-BNK8 Class A4
350,000	3.49%, 11/15/2050	323,405
	Series 2019-BN16 Class XA
2,489,921	0.94%, 02/15/2052(e)	89,644
	Series 2019-BN17 Class A4
632,000	3.71%, 04/15/2052	592,396
	Series 2019-BN18 Class XA
977,029	0.89%, 05/15/2062(e)	36,377
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2019-BN20 Class XA
$ 1,157,443	0.81%, 09/15/2062(e)	$ 42,136
	Series 2019-BN22 Class XA
1,779,488	0.59%, 11/15/2062(e)	50,024
	Series 2019-BN23 Class XA
2,917,061	0.69%, 12/15/2052(e)	94,629
	Series 2019-BN24 Class XA
981,299	0.64%, 11/15/2062(e)	30,440
	Series 2020-BN26 Class XA
1,047,791	1.21%, 03/15/2063(e)	56,735
	Series 2020-BN28 Class XA
2,342,997	1.76%, 03/15/2063(e)	208,399
	Series 2020-BN29 Class XA
2,825,502	1.33%, 11/15/2053(e)	189,129
	Series 2021-BN31 Class A4
275,000	2.04%, 02/15/2054	225,472
	Series 2021-BN32 Class A5
1,500,000	2.64%, 04/15/2054	1,284,184
	Series 2023-BNK45 Class ASB
500,000	5.47%, 02/15/2056	514,985
	Series 2023-BNK45 Class XA
996,589	0.99%, 02/15/2056(e)	63,581
	Series 2023-BNK46 Class A4
400,000	5.75%, 08/15/2056	420,566
	Barclays Commercial Mortgage Securities Trust
	Series 2020-C6 Class A4
1,500,000	2.64%, 02/15/2053	1,312,379
	Series 2022-C15 Class A5
105,000	3.66%, 04/15/2055(e)	95,032
	Series 2022-C16 Class A5
120,000	4.60%, 06/15/2055(e)	116,636
	Series 2022-C18 Class A4
160,000	5.44%, 12/15/2055(e)	164,949
	Series 2022-C18 Class A5
50,000	5.71%, 12/15/2055(e)	52,514
	Series 2023-C21 Class AS
325,000	6.30%, 09/15/2056(e)	336,929
	Benchmark Mortgage Trust
	Series 2018-B1 Class A5
400,000	3.67%, 01/15/2051(e)	373,803
	Series 2019-B10 Class XA
2,213,690	1.19%, 03/15/2062(e)	110,042
	Series 2019-B11 Class A2
219,906	3.41%, 05/15/2052	216,888
	Series 2019-B11 Class A5
455,859	3.54%, 05/15/2052	412,285
	Series 2019-B12 Class A5
1,498,000	3.12%, 08/15/2052	1,342,796
	Series 2019-B12 Class XA
953,943	1.02%, 08/15/2052(e)	33,110
	Series 2019-B9 Class A5
550,000	4.02%, 03/15/2052	513,434
	Series 2020-B18 Class XA
618,249	1.78%, 07/15/2053(e)	40,215

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2020-B22 Class XA
$ 1,104,861	1.51%, 01/15/2054(e)	$ 87,665
	Series 2023-B39 Class XA
2,333,657	0.57%, 07/15/2056(e)	95,004
	Series 2023-B40 Class XA
1,000,000	1.41%, 12/15/2056(a)(e)	67,646
161,721	BINOM Securitization Trust(a)(e) Series 2021-INV1 Class A1 2.03%, 06/25/2056	138,744
	BMO Mortgage Trust
	Series 2022-C3 Class A5
150,000	5.31%, 09/15/2054	152,429
	Series 2023-C7 Class A5
300,000	6.16%, 12/15/2056	325,511
	BRAVO Residential Funding Trust(a)
	Series 2021-C Class A1
400,974	1.62%, 03/01/2061(c)	373,307
	Series 2021-NQM2 Class A1
69,935	0.97%, 03/25/2060(e)	64,997
70,255	Bunker Hill Loan Depository Trust(a)(e) Series 2020-1 Class A1 1.72%, 02/25/2055	67,006
550,000	BX Trust(a)(b) Series 2021-ARIA Class A 6.38%, 10/15/2036 1-mo. SOFR + 1.01%	537,571
100,000	CAMB Commercial Mortgage Trust(a)(b) Series 2019-LIFE Class C 7.11%, 12/15/2037 1-mo. SOFR + 1.50%	98,994
179,248	CD Commercial Mortgage Trust Series 2017-CD3 Class AAB 3.45%, 02/10/2050	174,556
248,000	CFCRE Commercial Mortgage Trust Series 2016-C3 Class A3 3.87%, 01/10/2048	238,598
	Citigroup Commercial Mortgage Trust
	Series 2015-GC33 Class A4
403,000	3.78%, 09/10/2058	385,135
	Series 2019-C7 Class A4
255,000	3.10%, 12/15/2072	228,319
21,231	Citigroup Mortgage Loan Trust(a)(e) Series 2018-RP1 Class A1 3.00%, 09/25/2064	20,407
	COLT Mortgage Loan Trust(a)(e)
	Series 2020-2R Class A1
94,358	1.33%, 10/26/2065	84,112
	Series 2021-2 Class A1
218,013	0.92%, 08/25/2066	174,390
	Series 2021-3 Class A1
389,728	0.96%, 09/27/2066	309,299
	Series 2021-HX1 Class A1
493,780	1.11%, 10/25/2066	408,006
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2022-4 Class A1
$ 84,572	4.30%, 03/25/2067	$ 81,716
	COMM Mortgage Trust(a)
	Series 2020-CX Class A
150,000	2.17%, 11/10/2046	121,643
	Series 2022-HC Class A
100,000	2.82%, 01/10/2039	87,643
	Series 2022-HC Class C
120,000	3.38%, 01/10/2039	98,633
	Credit Suisse Mortgage Trust(a)
	Series 2017-FHA1 Class A1
31,063	3.25%, 04/25/2047(e)	27,955
	Series 2018-RPL9 Class A
120,353	3.85%, 09/25/2057(e)	113,985
	Series 2020-NET Class A
95,815	2.26%, 08/15/2037	88,630
	Series 2020-NQM1 Class A1
136,997	1.21%, 05/25/2065(c)	124,305
	Series 2020-RPL4 Class A1
289,520	2.00%, 01/25/2060(e)	255,941
	Series 2021-NQM2 Class A1
260,987	1.18%, 02/25/2066(e)	222,083
	Series 2021-NQM5 Class A1
196,621	0.94%, 05/25/2066(e)	155,652
	Series 2021-NQM6 Class A1
486,926	1.17%, 07/25/2066(e)	389,234
	Series 2021-NQM8 Class A1
251,088	1.84%, 10/25/2066(e)	211,144
	Series 2021-RPL4 Class A1
270,300	1.80%, 12/27/2060(e)	262,715
	Series 2022-NQM1 Class A1
593,198	2.27%, 11/25/2066(e)	506,607
138,835	CSAIL Commercial Mortgage Trust Series 2016-C6 Class ASB 2.96%, 01/15/2049	135,118
11,284,454	DBGS Mortgage Trust(e) Series 2018-C1 Class XA 0.20%, 10/15/2051	84,170
485,572	Deutsche Bank Commercial Mortgage Trust(e) Series 2020-C9 Class XA 1.70%, 09/15/2053	27,395
	Ellington Financial Mortgage Trust(a)(e)
	Series 2020-2 Class A1
42,257	1.18%, 10/25/2065	37,701
	Series 2021-1 Class A1
30,767	0.80%, 02/25/2066	25,898
	Series 2021-2 Class A1
176,243	0.93%, 06/25/2066	140,410
	GCAT Trust(a)
	Series 2020-NQM2 Class A1
29,156	1.56%, 04/25/2065(c)	26,731
	Series 2021-NQM1 Class A1
159,485	0.87%, 01/25/2066(e)	130,379
	Series 2021-NQM4 Class A1
338,234	1.09%, 08/25/2066(e)	267,615

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2021-NQM7 Class A1
$ 177,362	1.92%, 08/25/2066(e)	$ 154,408
2,011,584	GS Mortgage Securities Trust(e) Series 2020-GC45 Class XA 0.66%, 02/13/2053	57,560
	Imperial Fund Mortgage Trust(a)
	Series 2021-NQM2 Class A1
190,140	1.07%, 09/25/2056(e)	151,364
	Series 2022-NQM2 Class A1
564,327	3.64%, 03/25/2067(c)	518,231
	JPMorgan Commercial Mortgage Securities Trust
	Series 2015-C32 Class A5
261,000	3.60%, 11/15/2048	248,319
	Series 2016-C2 Class A4
545,000	3.14%, 06/15/2049	509,586
	Series 2016-C4 Class ASB
183,261	2.99%, 12/15/2049	176,259
	Series 2020-NNN Class AFX
120,000	2.81%, 01/16/2037(a)	100,612
	Legacy Mortgage Asset Trust(a)(c)
	Series 2021-GS2 Class A1
262,880	1.75%, 04/25/2061	253,786
	Series 2021-GS4 Class A1
93,735	1.65%, 11/25/2060	89,148
643,845	Life Mortgage Trust(a)(b) Series 2021-BMR Class A 6.18%, 03/15/2038 1-mo. SOFR + 0.81%	629,681
	MetLife Securitization Trust(a)(e)
	Series 2017-1A Class A
22,740	3.00%, 04/25/2055	21,274
	Series 2018-1A Class A
54,505	3.75%, 03/25/2057	51,853
	MFA Trust(a)(e)
	Series 2020-NQM3 Class A1
21,365	1.01%, 01/26/2065	19,132
	Series 2021-NQM1 Class A1
188,678	1.15%, 04/25/2065	171,284
	Series 2021-NQM2 Class A1
140,389	1.03%, 11/25/2064	118,464
	Mill City Mortgage Loan Trust(a)(e)
	Series 2017-3 Class A1
30,209	2.75%, 01/25/2061	29,585
	Series 2018-1 Class A1
57,920	3.25%, 05/25/2062	56,473
	Series 2018-2 Class A1
28,842	3.50%, 05/25/2058	28,356
	Series 2019-GS1 Class A1
217,095	2.75%, 07/25/2059	206,573
346,398	MSWF Commercial Mortgage Trust(e) Series 2023-2 Class XA 1.14%, 12/15/2056	23,047
Principal Amount		Fair Value
Non-Agency — (continued)
	New Residential Mortgage Loan Trust(a)
	Series 2015-1A Class A3
$ 19,880	3.75%, 05/28/2052(e)	$ 18,656
	Series 2017-4A Class A1
33,943	4.00%, 05/25/2057(e)	32,034
	Series 2017-5A Class A1
30,849	6.97%, 06/25/2057(b) 1-mo. SOFR + 1.62%	30,631
	Series 2018-1A Class A1A
303,316	4.00%, 12/25/2057(e)	288,209
	Series 2019-3A Class A1A
111,327	3.75%, 11/25/2058(e)	103,629
	Series 2019-5A Class A1B
107,434	3.50%, 08/25/2059(e)	100,451
	Series 2019-NQM4 Class A1
20,893	2.49%, 09/25/2059(e)	19,216
	Series 2020-1A Class A1B
70,728	3.50%, 10/25/2059(e)	66,046
	Series 2021-NQ1R Class A1
119,433	0.94%, 07/25/2055(e)	103,012
	Series 2021-NQ2R Class A1
154,202	0.94%, 10/25/2058(e)	140,256
255,000	NJ Trust(a)(e) Series 2023-GSP Class A 6.70%, 01/06/2029	265,851
763,993	NMLT Trust(a)(e) Series 2021-INV1 Class A1 1.19%, 05/25/2056	625,272
	Onslow Bay Mortgage Loan Trust(a)
	Series 2021-NQM1 Class A1
244,791	1.07%, 02/25/2066(e)	201,841
	Series 2021-NQM3 Class A1
245,640	1.05%, 07/25/2061(e)	187,704
	Series 2022-NQM1 Class A1
478,991	2.31%, 11/25/2061(e)	410,661
	Series 2022-NQM7 Class A1
86,039	5.11%, 08/25/2062(c)	84,579
	Preston Ridge Partners Mortgage LLC(a)(c)
	Series 2020-6 Class A1
56,683	5.36%, 11/25/2025	56,728
	Series 2021-RPL1 Class A1
90,424	1.32%, 07/25/2051	81,377
74,037	Residential Mortgage Loan Trust(a)(e) Series 2021-1R Class A1 0.86%, 01/25/2065	67,913
490,000	SG Commercial Mortgage Securities Trust(a) Series 2020-COVE Class A 2.63%, 03/15/2037	439,516
	Starwood Mortgage Residential Trust(a)(e)
	Series 2020-3 Class A1
24,829	1.49%, 04/25/2065	23,063
	Series 2021-1 Class A1
181,587	1.22%, 05/25/2065	160,518

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2021-2 Class A1
$ 130,074	0.94%, 05/25/2065	$ 117,343
	Series 2021-6 Class A1
384,875	1.92%, 11/25/2066	316,318
153,745	Toorak Mortgage Corp Ltd(a)(e) Series 2021-INV1 Class A1 1.15%, 07/25/2056	133,349
	Towd Point Mortgage Trust(a)(e)
	Series 2018-1 Class A1
14,634	3.00%, 01/25/2058	14,209
	Series 2018-2 Class A1
69,432	3.25%, 03/25/2058	67,259
	Series 2018-3 Class A1
71,175	3.75%, 05/25/2058	68,727
	Series 2018-5 Class A1A
143,780	3.25%, 07/25/2058	139,186
	Series 2019-1 Class A1
291,175	3.75%, 03/25/2058	277,877
	Series 2020-1 Class A2A
190,000	3.10%, 01/25/2060	164,075
	Series 2021-R1 Class A1
1,167,891	2.92%, 11/30/2060	990,206
51,589	Triangle Re Ltd(a)(b) Series 2021-3 Class M1A 7.24%, 02/25/2034 1-mo. SOFR + 1.90%	51,632
480,000	TYSN Mortgage Trust(a)(e) Series 2023-CRNR Class A 6.80%, 12/10/2033	497,680
	Verus Securitization Trust
	Series 2019-INV3 Class A1
51,269	3.69%, 11/25/2059(a)(e)	49,815
	Series 2020-4 Class A1
49,101	1.50%, 05/25/2065(a)(c)	46,077
	Series 2020-5 Class A1
78,476	1.22%, 05/25/2065(a)(c)	72,378
	Series 2021-2 Class A1
204,988	1.03%, 02/25/2066(e)	173,200
	Series 2021-4 Class A1
172,702	0.94%, 07/25/2066(a)(e)	137,099
	Series 2021-5 Class A1
660,147	1.01%, 09/25/2066(a)(e)	541,579
	Series 2021-8 Class A1
268,112	1.82%, 11/25/2066(a)(e)	231,803
	Series 2021-R2 Class A1
115,235	0.92%, 02/25/2064(a)(e)	101,397
	Wells Fargo Commercial Mortgage Trust
	Series 2015-C31 Class A4
143,000	3.70%, 11/15/2048	137,825
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2015-NXS1 Class A5
$ 325,000	3.15%, 05/15/2048	$ 313,994
		30,451,173
U.S. Government Agency — 34.20%
	Connecticut Avenue Securities Trust(a)(b)
	Series 2021-R01 Class 1M2
134,000	6.89%, 10/25/2041 1-mo. SOFR + 1.55%	133,914
	Series 2021-R03 Class 1M2
121,000	6.99%, 12/25/2041 1-mo. SOFR + 1.65%	119,300
	Series 2022-R08 Class 1M1
55,645	7.89%, 07/25/2042 1-mo. SOFR + 2.55%	57,069
	Series 2023-R03 Class 2M1
118,965	7.84%, 04/25/2043 1-mo. SOFR + 2.50%	120,831
	Series 2023-R03 Class 2M2
110,000	9.24%, 04/25/2043 1-mo. SOFR + 3.90%	117,864
	Series 2023-R04 Class 1M1
85,376	7.64%, 05/25/2043 1-mo. SOFR + 2.30%	87,172
	Series 2023-R05 Class 1M1
239,717	7.24%, 06/25/2043 1-mo. SOFR + 1.90%	241,417
	Series 2023-R06 Class 1M1
111,743	7.04%, 07/25/2043 1-mo. SOFR + 1.70%	112,202
	Series 2023-R06 Class 1M2
80,000	8.04%, 07/25/2043 1-mo. SOFR + 2.70%	81,520
	Series 2023-R08 Class 1M2
215,000	7.84%, 10/25/2043 1-mo. SOFR + 2.50%	219,740
	Federal Home Loan Mortgage Corp
133,692	3.00%, 09/01/2027	129,737
2,633	6.00%, 11/01/2033	2,714
7,313	6.00%, 04/01/2035	7,537
6,632	4.50%, 05/01/2035	6,650
23,479	5.50%, 08/01/2035	24,051
12,438	4.50%, 11/01/2035	12,467
2,837	6.50%, 02/01/2036	2,959
5,690	4.50%, 03/01/2036	5,701
6,924	6.00%, 03/01/2036	7,192
12,504	5.50%, 06/01/2036	12,877
11,322	5.50%, 08/01/2036	11,601
905	6.00%, 08/01/2037	937
9,930	7.00%, 08/01/2037	10,270
36,870	5.00%, 04/01/2038	37,467
77,584	5.50%, 05/01/2038	79,901
49,990	4.50%, 03/01/2039	49,900
52,716	4.50%, 05/01/2039	52,679
58,139	4.00%, 09/01/2040	56,697
145,970	5.00%, 09/01/2040	148,332
15,380	4.00%, 09/01/2043	14,779

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 133,991	4.50%, 04/01/2044	$ 133,181
327,585	4.50%, 12/01/2044	325,139
848,079	3.00%, 02/01/2049	775,205
47,393	3.50%, 07/01/2049	44,261
1,226,222	4.00%, 03/01/2050	1,174,045
2,068,788	4.50%, 03/01/2050	2,038,251
381,580	3.50%, 05/01/2050	354,376
113,155	2.50%, 11/01/2050	97,873
933,775	4.50%, 11/01/2050	906,280
933,391	2.50%, 02/01/2051	799,081
1,885,995	2.00%, 05/01/2051	1,546,486
2,654,310	2.50%, 05/01/2051	2,280,102
31,623	2.00%, 09/01/2051	25,878
830,360	2.50%, 09/01/2051	710,786
923,074	2.00%, 11/01/2051	755,141
3,251,032	2.00%, 01/01/2052	2,657,869
531,528	2.00%, 02/01/2052	434,342
1,436,921	2.00%, 03/01/2052	1,174,213
1,027,682	2.00%, 04/01/2052	840,218
821,300	4.50%, 04/01/2052	796,380
957,767	2.00%, 05/01/2052	783,368
1,245,603	2.00%, 06/01/2052	1,020,177
658,506	5.00%, 06/01/2052	661,052
1,122,262	5.00%, 07/01/2052	1,126,102
2,750,529	3.00%, 08/01/2052	2,467,659
1,913,601	5.00%, 09/01/2052	1,894,742
353,075	6.00%, 11/01/2052	364,194
931,566	6.00%, 01/01/2053	959,527
1,957,031	4.50%, 05/01/2053	1,917,642
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series K068 Class A2
190,000	3.24%, 08/25/2027	182,679
	Series K104 Class X1
984,495	1.12%, 01/25/2030(e)	52,488
	Series K111 Class X1
573,206	1.57%, 05/25/2030(e)	44,683
	Series K112 Class X1
1,123,463	1.43%, 05/25/2030(e)	82,099
	Series K114 Class X1
1,460,885	1.12%, 06/25/2030(e)	84,250
	Series K122 Class X1
446,585	0.88%, 11/25/2030(e)	21,083
	Series K-152 Class A2
500,000	3.78%, 11/25/2032(e)	475,882
	Series K-161 Class A2
500,000	4.90%, 10/25/2033	516,158
	Series K510 Class A2
175,000	5.07%, 10/25/2028(e)	178,861
	Series KF153 Class AS
300,000	6.01%, 02/25/2033(b) 1-mo. SOFR + 0.68%	299,702
	Federal Home Loan Mortgage Corp Real Estate Mortgage Investment Conduit
	Series 3883 Class PB
17,593	3.00%, 05/15/2041	16,640
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	Series 4097 Class KA
$ 47,380	2.00%, 09/15/2031	$ 45,733
	Series 4122 Class AB
69,355	1.50%, 10/15/2042	61,764
	Series 4142 Class PT
39,903	1.25%, 12/15/2027	37,826
	Series 4146 Class AB
33,551	1.13%, 12/15/2027	31,801
	Series 4216 Class KQ
21,225	1.70%, 10/15/2039	20,783
	Series 4961 Class JB
134,325	2.50%, 12/15/2042	120,938
	Series 5170 Class DP
410,322	2.00%, 07/25/2050	350,086
	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Debt Notes(a)(b)
	Series 2022-HQA2 Class M1A
35,065	7.99%, 07/25/2042 1-mo. SOFR + 2.65%	35,879
	Series 2023-HQA2 Class M1A
138,890	7.34%, 06/25/2043 1-mo. SOFR + 2.00%	140,089
	Series 2023-HQA2 Class M1B
162,000	8.69%, 06/25/2043 1-mo. SOFR + 3.35%	170,974
	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Real Estate Mortgage Investment Conduit Trust(a)(b)
	Series 2021-DNA5 Class M2
62,402	6.99%, 01/25/2034 1-mo. SOFR + 1.65%	62,663
	Series 2022-HQA1 Class M1B
167,000	8.84%, 03/25/2042 1-mo. SOFR + 3.50%	172,915
	Series 2023-HQA3 Class A1
99,219	7.19%, 11/25/2043 1-mo. SOFR + 1.85%	99,777
	Federal National Mortgage Association
94,644	4.00%, 07/01/2026	92,952
274,122	3.50%, 01/01/2031	265,577
4,882	4.50%, 08/01/2035	4,894
2,882	6.00%, 02/01/2036	2,961
19,160	5.50%, 03/01/2036	19,732
11,419	6.50%, 06/01/2036	11,934
29,070	6.00%, 03/01/2037	30,342
42,167	6.00%, 08/01/2037	44,040
11,186	6.50%, 08/01/2037	11,650
21,864	2.00%, 07/01/2041	18,727
136,780	4.00%, 10/01/2041	133,051
798,903	4.00%, 12/01/2044	777,115
255,756	4.00%, 01/01/2045	246,566
159,253	3.50%, 08/01/2045	148,629

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 1,510,470	4.00%, 08/01/2045	$ 1,458,739
330,253	4.00%, 10/01/2046	318,385
350,005	3.50%, 01/01/2047	326,649
897,613	4.50%, 11/01/2047	886,198
24,709	4.50%, 01/01/2048	24,281
367,742	4.50%, 04/01/2048	362,502
148,000	4.00%, 02/01/2049	142,599
459,771	3.50%, 07/01/2049	429,407
446,750	4.50%, 07/01/2049	439,135
325,707	3.50%, 08/01/2049	303,506
808,758	3.00%, 12/01/2049	723,289
1,719,398	3.00%, 04/01/2050	1,536,765
489,443	3.50%, 05/01/2050	454,632
750,799	2.50%, 06/01/2050	649,463
227,243	2.50%, 07/01/2050	194,775
883,067	2.50%, 09/01/2050	765,163
2,858,445	2.00%, 10/01/2050	2,351,285
1,905,709	2.00%, 11/01/2050	1,567,588
964,325	2.50%, 01/01/2051	822,634
48,321	2.50%, 02/01/2051	41,799
74,713	2.50%, 03/01/2051	64,567
1,266,501	3.00%, 07/01/2051	1,122,660
92,977	2.50%, 09/01/2051	79,963
966,979	2.00%, 10/01/2051	791,162
370,675	2.50%, 10/01/2051	319,273
388,423	2.50%, 11/01/2051	334,744
1,363,949	2.00%, 01/01/2052	1,119,024
3,886,326	2.00%, 02/01/2052	3,178,875
951,341	2.00%, 03/01/2052	777,547
4,451,538	2.00%, 04/01/2052	3,640,694
4,576,597	2.50%, 04/01/2052	3,892,772
4,106,992	2.00%, 06/01/2052	3,358,874
65,167	2.00%, 07/01/2052	53,276
1,768,690	5.00%, 08/01/2052	1,769,834
1,902,447	5.00%, 09/01/2052	1,882,823
926,230	5.50%, 09/01/2052	942,551
918,917	5.50%, 04/01/2053	924,335
1,927,955	3.50%, 09/01/2062	1,748,861
	Federal National Mortgage Association Alternative Credit Enhancement Securities(e)
	Series 2019-M21 Class X3
1,922,260	1.16%, 06/25/2034	134,275
	Series 2020-M2 Class X ACES
4,694,683	0.30%, 01/25/2030	55,407
52,854	Federal National Mortgage Association Interest Strip Series 415 Class A3 3.00%, 11/25/2042	49,000
	Federal National Mortgage Association Real Estate Mortgage Investment Conduit
	Series 2012-103 Class HB
35,461	1.50%, 09/25/2027	33,772
	Series 2012-120 Class ZB
472,759	3.50%, 11/25/2042	437,662
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	Series 2012-124 Class JA
$ 43,668	1.50%, 11/25/2042	$ 39,087
	Series 2012-18 Class GA
28,024	2.00%, 12/25/2041	25,315
	Series 2012-21 Class PQ
15,760	2.00%, 09/25/2041	14,379
	Series 2012-52 Class PA
25,361	3.50%, 05/25/2042	24,285
	Series 2013-16 Class A
29,463	1.75%, 01/25/2040	28,517
	Series 2013-77 Class BP
29,823	1.70%, 06/25/2043	28,741
	Series 2013-9 Class PT
35,172	1.25%, 02/25/2028	33,256
	Series 2015-48 Class QB
21,266	3.00%, 02/25/2043	20,279
	Series 2015-5 Class EP
81,465	2.00%, 06/25/2043	74,991
	Series 2016-11 Class GA
40,995	2.50%, 03/25/2046	37,664
	Series 2016-38 Class NA
20,284	3.00%, 01/25/2046	18,572
	Series 2017-16 Class PB
288,000	3.00%, 03/25/2047	245,560
	Series 2017-26 Class CG
22,269	3.50%, 07/25/2044	21,754
	Series 2017-34 Class JK
15,128	3.00%, 05/25/2047	14,369
	Series 2017-35 Class AH
27,960	3.50%, 04/25/2053	27,241
	Series 2017-49 Class JA
29,054	4.00%, 07/25/2053	28,419
	Series 2017-84 Class KA
32,432	3.50%, 04/25/2053	31,328
	Series 2018-23 Class LA
38,756	3.50%, 04/25/2048	36,648
	Series 2018-70 Class HA
40,455	3.50%, 10/25/2056	38,899
	Series 2019-12 Class HA
69,140	3.50%, 11/25/2057	65,423
	Series 2019-14 Class CA
71,745	3.50%, 04/25/2049	68,065
	Series 2019-21 Class BD
65,238	3.00%, 09/25/2057	60,080
	Series 2019-45 Class PT
64,532	3.00%, 08/25/2049	58,393
	Series 2019-7 Class JA
57,206	3.50%, 03/25/2049	54,226
	Series 2020-1 Class AC
252,163	3.50%, 08/25/2058	237,853
	Series 2022-90 Class AY
680,000	4.50%, 12/25/2041	658,793
560,000	FREMF Mortgage Trust(a)(e) Series 2015-K45 Class B 3.61%, 04/25/2048	546,340
	Government National Mortgage Association
2,000,000	2.00%, TBA	1,693,203
2,000,000	2.50%, TBA	1,749,380

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 1,000,000	3.00%, TBA	$ 905,310
3,250,000	3.50%, TBA	3,026,562
2,800,000	4.00%, TBA	2,673,132
2,400,000	4.50%, TBA	2,342,256
6,500,000	5.00%, TBA	6,454,305
2,000,000	5.50%, TBA	2,014,380
1,000,000	6.00%, TBA	1,016,758
9,000,000	6.50%, TBA	9,212,695
154,058	4.00%, 02/20/2045	150,713
33,348	3.00%, 12/20/2045	30,694
77,702	4.50%, 01/20/2046	77,668
134,140	4.50%, 06/20/2048	132,575
135,478	4.50%, 07/20/2048	133,884
142,795	4.50%, 09/20/2048	141,100
144,084	4.50%, 10/20/2048	142,366
120,349	4.50%, 01/20/2049	118,896
135,732	4.50%, 02/20/2049	134,086
297,021	3.50%, 12/20/2049	279,386
282,504	3.50%, 01/20/2050	265,728
1,386,444	3.00%, 03/20/2050	1,264,241
636,142	3.50%, 10/20/2050	598,391
1,789,593	2.00%, 12/20/2050	1,515,327
2,957,194	2.50%, 03/20/2051	2,586,100
78,641	3.00%, 03/20/2051	71,683
70,230	3.00%, 06/20/2051	63,737
226,991	2.50%, 09/20/2051	195,080
2,950,125	3.00%, 10/20/2051	2,672,136
564,341	2.50%, 11/20/2051	488,135
322,008	2.50%, 12/20/2051	278,533
966,879	2.50%, 01/20/2052	831,956
937,515	3.50%, 02/20/2053	876,689
	Series 2013-37 Class LG
26,735	2.00%, 01/20/2042	25,277
	Series 2015-56 Class LB
1,434	1.50%, 04/16/2040	1,429
	Series 2021-135 Class A
1,678,388	2.00%, 08/20/2051	1,386,275
62,482	Seasoned Credit Risk Transfer Trust Series 2019-3 Class MV 3.50%, 10/25/2058	57,109
	Uniform Mortgage-Backed Security(f)
600,000	2.00%, TBA	537,844
5,752,000	2.50%, TBA	4,892,795
5,000,000	3.00%, TBA	4,527,367
1,000,000	3.50%, TBA	917,344
5,508,000	4.50%, TBA	5,338,887
2,700,000	5.00%, TBA	2,671,102
8,660,000	5.50%, TBA	8,696,535
11,800,000	6.00%, TBA	11,980,688
4,000,000	7.00%, TBA	4,123,907
		168,485,836
TOTAL MORTGAGE-BACKED SECURITIES — 40.38% (Cost $206,095,761)		$198,937,009
Principal Amount		Fair Value
MUNICIPAL BONDS AND NOTES
$ 575,000	California State University Series B 1.79%, 11/01/2030	$ 484,056
500,000	Chabot-Las Positas Community College District 1.89%, 08/01/2031	410,680
560,000	Chicago O'Hare International Airport Series D 2.35%, 01/01/2030	495,313
65,000	Chicago Transit Authority Sales Tax Receipts Fund Series B 3.91%, 12/01/2040	56,259
145,000	City of Rapid City, South Dakota Sales Tax Revenue 1.78%, 12/01/2031	118,409
237,316	Commonwealth of Massachusetts 4.11%, 07/15/2031	235,390
	County of Riverside, California
420,000	2.96%,02/15/2027	399,068
420,000	3.07%,02/15/2028	395,962
180,000	Dallas Fort Worth International Airport Series A 4.51%, 11/01/2051	168,030
200,000	District of Columbia 3.43%, 04/01/2042	159,950
	Marshall University Series B
100,000	3.13%,05/01/2028	94,335
100,000	3.38%,05/01/2031	91,462
	Metropolitan Transportation Authority
115,000	4.75%,11/15/2045	118,430
315,000	5.18%,11/15/2049	307,113
335,000	Napa Valley Unified School District 1.54%, 08/01/2028	296,516
570,000	New York State Dormitory Authority Series C 2.15%, 03/15/2031	482,755
105,000	New York State Thruway Authority Series M 2.90%, 01/01/2035	91,400
320,000	New York Transportation Development Corp 4.25%, 09/01/2035	311,865
600,000	Oregon Education Districts Series A 1.89%, 06/30/2031	500,049
355,000	Philadelphia Authority for Industrial Development Series C 6.55%, 10/15/2028	378,220
80,000	Regents of The University of California Medical Center Pooled Revenue Series H 6.55%, 05/15/2048	93,485
	State Board of Administration Finance Corp
395,000	1.26%,07/01/2025	374,788
575,000	2.15%,07/01/2030	490,474
	State of California
130,000	7.55%,04/01/2039	164,139

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Municipal Bonds and Notes — (continued)
$ 85,000	7.30%,10/01/2039	$ 102,765
15,000	7.63%,03/01/2040	18,826
295,000	State of Connecticut Special Tax Revenue Series B 5.46%, 11/01/2030	302,274
TOTAL MUNICIPAL BONDS AND NOTES — 1.45% (Cost $8,084,139)		$ 7,142,013
U.S. GOVERNMENT AGENCY BONDS AND NOTES
	Federal Farm Credit Bank Funding Corp
2,080,000	2.90%, 04/12/2032	1,879,648
760,000	2.85%, 03/28/2034	665,219
	Federal Home Loan Bank
560,000	3.38%, 09/10/2032	521,644
600,000	4.75%, 12/10/2032	618,926
3,650,000	Federal National Mortgage Association(d) 0.88%, 08/05/2030	2,974,476
TOTAL U.S. GOVERNMENT AGENCY BONDS AND NOTES — 1.35% (Cost $7,372,372)		$ 6,659,913
U.S. TREASURY BONDS AND NOTES
	U.S. Treasury Inflation Indexed Bonds TIPS
2,745,405	0.25%, 07/15/2029	2,537,020
45,587	1.38%, 07/15/2033	44,194
1,896,801	0.25%, 02/15/2050	1,235,201
265,258	0.13%, 02/15/2052	162,424
734,878	1.50%, 02/15/2053	665,457
	United States Treasury Note/Bond
3,260,000	4.38%, 08/15/2026	3,281,903
3,360,000	0.75%, 08/31/2026	3,080,437
6,385,000	1.38%, 08/31/2026(g)(h)	5,952,017
265,000	1.13%, 02/28/2027	242,734
3,390,000	2.63%, 05/31/2027	3,244,601
3,460,000	0.50%, 06/30/2027	3,073,453
430,000	0.38%, 09/30/2027	377,140
125,000	0.50%, 10/31/2027	109,888
2,120,000	3.75%, 12/31/2028	2,110,228
2,130,000	1.25%, 08/15/2031	1,762,492
3,695,000	1.38%, 11/15/2031	3,067,716
6,477,200	2.88%, 05/15/2032	6,002,036
3,620,000	2.75%, 08/15/2032	3,315,128
2,930,000	4.13%, 11/15/2032	2,978,299
4,690,000	4.25%, 11/15/2040	4,780,502
5,360,000	4.75%, 02/15/2041	5,794,872
1,176,700	2.25%, 05/15/2041	896,269
4,550,000	4.00%, 11/15/2042	4,421,853
2,375,000	3.13%, 02/15/2043	2,030,068
2,795,000	3.63%, 08/15/2043	2,569,544
4,670,000	3.75%, 11/15/2043	4,364,261
400,000	4.75%, 11/15/2043	429,063
Principal Amount		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$ 5,590,000	3.63%, 02/15/2044	$ 5,122,274
610,000	3.13%, 08/15/2044	516,522
3,850,000	2.50%, 02/15/2045	2,915,322
4,140,000	3.00%, 11/15/2045	3,406,120
4,515,000	2.50%, 02/15/2046	3,387,837
260,000	2.50%, 05/15/2046	194,665
1,620,000	2.25%, 08/15/2046	1,151,782
1,500,000	2.88%, 11/15/2046	1,201,113
1,500,000	3.00%, 02/15/2047	1,226,309
1,170,000	3.00%, 02/15/2048	953,413
300,000	3.13%, 05/15/2048	249,938
685,000	3.38%, 11/15/2048	596,860
590,000	3.00%, 02/15/2049	480,089
590,000	2.88%, 05/15/2049	468,820
2,810,000	2.25%, 08/15/2049	1,961,951
5,110,000	2.38%, 11/15/2049	3,666,425
5,100,000	1.25%, 05/15/2050	2,748,223
2,730,000	1.63%, 11/15/2050	1,626,483
1,365,000	2.25%, 02/15/2052	946,222
870,000	2.88%, 05/15/2052	692,670
3,485,000	3.00%, 08/15/2052	2,849,940
2,110,000	4.00%, 11/15/2052	2,081,812
2,995,000	3.63%, 05/15/2053	2,768,971
TOTAL U.S. TREASURY BONDS AND NOTES — 22.27% (Cost $122,985,661)		$109,742,561
Shares
COMMON STOCK
Consumer, Cyclical — 0.02%
761	Superior Energy Services LLC(i)	74,228
TOTAL COMMON STOCK — 0.02% (Cost $50,000)		$ 74,228
Principal Amount
SHORT TERM INVESTMENTS
U.S. Treasury Bonds and Notes — 6.82%
	U.S. Treasury Bills
9,500,000	5.31%, 01/11/2024(j)	9,483,205
2,105,000	5.38%, 01/25/2024(d)(j)	2,096,849
1,235,000	5.32%, 02/06/2024(j)	1,228,107
3,355,000	5.28%, 02/13/2024(j)	3,333,017
1,365,000	5.36%, 02/15/2024(j)	1,355,521
5,855,000	5.31%, 02/20/2024(j)	5,810,436
890,000	5.34%, 02/22/2024	882,927
5,945,000	5.35%, 02/29/2024(j)	5,891,577
535,000	4.95%, 03/07/2024(j)	529,971

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$ 3,020,000	5.33%, 03/28/2024(j)	$ 2,980,717
		33,592,327
Repurchase Agreements — 2.21%
2,724,833	Undivided interest of 13.28% in a repurchase agreement (principal amount/value $20,566,451 with a maturity value of $20,578,654) with HSBC Securities (USA) Inc, 5.34%, dated 12/31/23 to be repurchased at $2,724,833 on 1/2/24 collateralized by various U.S. Government Agency securities, 2.00% - 7.00%, 12/1/29 - 12/1/53, with a value of $20,977,780.(k)	2,724,833
2,724,833	Undivided interest of 2.27% in a repurchase agreement (principal amount/value $120,466,826 with a maturity value of $120,538,303) with RBC Capital Markets Corp, 5.34%, dated 12/31/23 to be repurchased at $2,724,833 on 1/2/24 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.50%, 1/15/24 - 12/1/53, with a value of $122,876,165.(k)	2,724,833
2,724,833	Undivided interest of 2.30% in a repurchase agreement (principal amount/value $118,664,201 with a maturity value of $118,734,608) with Citigroup Global Markets Inc, 5.34%, dated 12/31/23 to be repurchased at $2,724,833 on 1/2/24 collateralized by Government National Mortgage Association securities, 2.00% - 7.50%, 7/20/37 - 12/20/53, with a value of $121,037,485.(k)	2,724,833
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 2,724,834	Undivided interest of 2.92% in a repurchase agreement (principal amount/value $93,637,100 with a maturity value of $93,692,762) with Bank of America Securities Inc, 5.35%, dated 12/31/23 to be repurchased at $2,724,834 on 1/2/24 collateralized by various U.S. Government Agency securities, 0.00% - 7.00%, 11/1/28 - 12/20/63, with a value of $95,509,842.(k)	$ 2,724,834
		10,899,333
TOTAL SHORT TERM INVESTMENTS — 9.03% (Cost $44,491,659)		$ 44,491,660
TOTAL INVESTMENTS — 115.27% (Cost $598,543,019)		$567,940,543
OTHER ASSETS & LIABILITIES, NET — (15.27)%		$ (75,230,406)
TOTAL NET ASSETS — 100.00%		$492,710,137

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2023.
(c)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2023. Maturity date disclosed represents final maturity date.
(d)	All or a portion of the security is on loan at December 31, 2023.
(e)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(f)	Single-class security backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
(g)	All or a portion of the security has been pledged as collateral to cover segregation requirements on open swaps.
(h)	All or a portion of the security has been segregated to cover initial margin requirements on open futures contracts.
(i)	Non-income producing security.
(j)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(k)	Collateral received for securities on loan.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate.
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
At December 31, 2023 the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts	Notional Amount (000)		Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Long
Euro-Buxl 30 Year Bond Futures	1	EUR	154	Mar 2024	$ 10,008
U.S. 10 Year Treasury Note Futures	151	USD	17,046	Mar 2024	441,049
U.S. 2 Year Treasury Note Futures	150	USD	30,887	Mar 2024	267,405
U.S. 5 Year Treasury Note Futures	188	USD	20,449	Mar 2024	433,381
U.S. Ultra Bond Futures	1		134	Mar 2024	(132)
Short
Euro-Bobl Futures	27	EUR	3,221	Mar 2024	(49,511)
Euro-Bund Futures	2	EUR	297	Mar 2024	(7,733)
Euro-OAT Futures	1	EUR	145	Mar 2024	44
U.S. 10 Year Treasury Ultra Futures	93	USD	10,975	Mar 2024	(492,681)
U.S. Long Bond Futures	36	USD	4,498	Mar 2024	(282,504)
U.S. Ultra Bond Futures	83	USD	11,088	Mar 2024	(1,072,134)
				Net Depreciation	$ (752,808)
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023 the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BA	CAD	332,197	USD	247,202	03/20/2024	$3,759
BB	USD	219,226	EUR	203,064	03/20/2024	(5,696)
BB	USD	177,096	SEK	1,851,787	03/20/2024	(7,125)
BNP	AUD	235,515	USD	158,547	03/20/2024	2,340
BNP	GBP	172,352	USD	218,402	03/20/2024	1,383
BNP	JPY	50,443,737	USD	350,614	03/21/2024	11,807
BNP	SEK	1,940,840	USD	189,602	03/20/2024	3,478
BNP	USD	210,643	GBP	167,415	03/20/2024	(2,847)
BNP	USD	141,779	NOK	1,552,806	03/20/2024	(11,327)
BNP	USD	160,908	NZD	262,595	03/20/2024	(5,120)
CGM	NZD	285,909	USD	177,601	03/20/2024	3,168
CGM	USD	528,018	CHF	455,480	03/20/2024	(18,146)
JPM	NOK	1,821,067	USD	172,801	03/20/2024	6,755
MS	CHF	437,266	USD	501,744	03/20/2024	22,579
MS	USD	223,029	CAD	302,199	03/20/2024	(5,269)
MS	USD	448,804	JPY	62,663,001	03/21/2024	(1,408)
SSB	EUR	220,927	USD	242,448	03/20/2024	2,259
SSB	USD	158,067	AUD	240,063	03/20/2024	(5,927)
					Net Depreciation	$(5,337)
At December 31, 2023, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation	Notional Amount (000)(a)		Value	Upfront Payments/ Receipts	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Appreciation	Implied Credit Spread(b)	Receive Frequency	Pay Frequency
Buy Credit Protection
Nordstrom Inc 6.95%, 03/15/2028	USD	750	$1,600	$ (90)	1.00%	06/20/2024	$1,690	0.55%	Quarterly	-
Nordstrom Inc 6.95%, 03/15/2028	USD	275	715	(1,735)	1.00	12/20/2024	2,449	0.73	Quarterly	-
						Net Appreciation	$4,139
(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, are utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of period end, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
At December 31, 2023, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Receive Frequency	Rate Paid by the Fund	Pay Frequency	Notional Amount (000)		Maturity Date	Net Unrealized Appreciation/ (Depreciation)
1-day SOFR	Annual	3.50%	Annual	USD	470	04/19/2025	$ (5,208)
1-day EUROSTR	Annual	3.00%	Annual	EUR	13,420	03/20/2026	(76,928)
3-mo. AUD BBR BBSW	Quarterly	3.75%	Quarterly	AUD	7,540	03/20/2026	(18,372)
1-day SARON	Annual	1.25%	Annual	CHF	3,390	03/20/2026	(2,173)
3.75%	Semi Annual	1-day CORRA	Semi Annual	CAD	4,620	03/20/2026	10,754
4.25%	Annual	6-mo. NIBOR	Semi Annual	NOK	55,900	03/20/2026	23,991
5.25%	Annual	1-day SONIA	Annual	GBP	4,050	03/20/2026	39,520
3.50%	Annual	3-mo. SEK STIBOR	Quarterly	SEK	54,020	03/20/2026	41,722
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Receive Frequency	Rate Paid by the Fund	Pay Frequency	Notional Amount (000)		Maturity Date	Net Unrealized Appreciation/ (Depreciation)
4.00%	Annual	1-day SOFR	Annual	USD	4,070	03/20/2026	$ 69,259
0.50%	Annual	1-day JPY-TONA	Annual	JPY	366,140	08/02/2026	(629)
3.00%	Annual	6-mo. EURIBOR	Semi Annual	EUR	5,080	10/20/2027	35,387
3.73%	Annual	1-day SOFR	Annual	USD	2,280	11/28/2027	21,061
3-mo. EURIBOR	Quarterly	2.85%	Annual	EUR	4,440	04/22/2028	(174,382)
2.67%	Annual	1-day EUROSTR	Annual	EUR	4,440	04/22/2028	173,167
1-day JPY-TONA	Annual	0.50%	Annual	JPY	762,530	08/03/2028	8,835
2.50%	Annual	1-day EUROSTR	Annual	EUR	3,020	10/19/2028	41,759
4.25%	Annual	1-day SOFR	Annual	USD	2,760	03/20/2029	20,196
4.75%	Annual	1-day SONIA	Annual	GBP	1,030	03/20/2029	39,296
1-day JPY-TONA	Annual	0.50%	Annual	JPY	2,191,000	03/21/2029	(139,029)
1-day SOFR	Annual	2.68%	Annual	USD	2,790	07/28/2032	48,970
1.25%	Annual	1-day JPY-TONA	Annual	JPY	157,410	08/02/2033	(583)
1-day JPY-TONA	Annual	1.25%	Annual	JPY	185,000	08/03/2033	(18)
4.31%	Annual	1-day SOFR	Annual	USD	4,120	10/05/2033	135,560
3.00%	Annual	6-mo. EURIBOR	Semi Annual	EUR	3,850	11/10/2033	35,317
3-mo. SEK STIBOR	Quarterly	3.00%	Annual	SEK	12,800	03/20/2034	(31,776)
6-mo. NIBOR	Semi Annual	3.75%	Annual	NOK	3,380	03/20/2034	(5,158)
1-day CORRA	Semi Annual	3.25%	Semi Annual	CAD	180	03/20/2034	(3,237)
3.00%	Annual	6-mo. EURIBOR	Semi Annual	EUR	410	03/20/2034	1,377
1.50%	Annual	1-day SARON	Annual	CHF	640	03/20/2034	1,401
4.25%	Annual	1-day SOFR	Annual	USD	270	03/20/2034	2,033
1-day SONIA	Annual	4.25%	Annual	GBP	90	03/20/2034	4,958
4.25%	Semi Annual	6-mo. AUD BBR BBSW	Semi Annual	AUD	730	03/20/2034	19,027
4.75%	Semi Annual	3-mo. NZD BBR FRA	Quarterly	NZD	780	03/20/2034	26,416
3.00%	Annual	6-mo. EURIBOR	Semi Annual	EUR	2,240	05/15/2035	44,591
2.91%	Annual	1-day SOFR	Annual	USD	6,900	07/28/2037	(75,645)
2.15%	Annual	6-mo. EURIBOR	Semi Annual	EUR	3,110	08/09/2037	15,030
3.39%	Annual	1-day SOFR	Annual	USD	7,690	05/10/2038	32,733
1.50%	Annual	1-day JPY-TONA	Annual	JPY	201,000	08/03/2038	(3,957)
6-mo. EURIBOR	Semi Annual	1.45%	Annual	EUR	7,960	08/10/2042	18,733
1-day SOFR	Annual	2.08%	Annual	USD	6,800	07/28/2047	37,259
1.05%	Annual	6-mo. EURIBOR	Semi Annual	EUR	4,660	08/11/2047	(30,748)
1-day SOFR	Annual	2.88%	Annual	USD	440	03/15/2053	31,736
1-day SOFR	Annual	2.97%	Annual	USD	1,235	03/15/2053	82,862
1-day SOFR	Annual	2.56%	Annual	USD	6,540	05/11/2053	2,045
6-mo. EURIBOR	Semi Annual	2.00%	Annual	EUR	1,420	05/17/2053	(13,518)
1-day SOFR	Annual	3.25%	Annual	USD	365	06/21/2053	3,750
1-day SOFR	Annual	3.59%	Annual	USD	1,040	09/20/2053	(53,279)
6-mo. EURIBOR	Semi Annual	2.50%	Annual	EUR	1,730	11/10/2053	(27,026)
1-day SOFR	Annual	3.61%	Annual	USD	2,200	11/15/2053	(111,564)
1-day SOFR	Annual	3.51%	Annual	USD	730	11/29/2053	(15,549)
6-mo. EURIBOR	Semi Annual	2.50%	Annual	EUR	400	03/20/2054	(7,011)
						Net Appreciation	$ 272,955
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Schedule of Investments
As of December 31, 2023
Abbreviations
AUD BBR BBSW	Australian Bank Bill is the interest rate banks charge each other for short-term loans.
BA	Bank of America Corp
BB	Barclays Bank PLC
BNP	BNP Paribas Securities Corp
CGM	Citigroup Global Markets
CORRA	Canadian Overnight Repo Rate Average
EURIBOR	Euro Interbank Offered Rate is the interest rate published by European Money Markets Institute, that banks offer to lend unsecured funds to other banks.
EUROSTR	Euro short term rate
JPM	JP Morgan Chase & Co
JPY-TONA	Japan Tokyo Overnight Average Rate
MS	Morgan Stanley & Co LLC
NIBOR	Norwegian Interbank Offered Rate is the interest rate level a bank requires for unsecured money market lending in NOK to another bank.
NZD BBR FRA	The rate for the New Zealand Dollar bills of exchange for a period of designated maturity.
SARON	Swiss Average Rate Overnight interest rate
SEK STIBOR	Swedish Krona Stockholm Interbank Offered Rate
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate
SONIA	Sterling Overnight Interbank Average Rate is the effective overnight interest rate paid by banks for unsecured transactions in the British sterling market.
SSB	State Street Bank
Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro Dollar
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 2.21%
397,000	Aligned Data Centers Issuer LLC(b) Series 2023-1A Class A2 6.00%, 08/17/2048	$ 393,433
500,000	AMSR Trust(b) Series 2019-SFR1 Class B 3.02%, 01/19/2039	463,277
	Avis Budget Rental Car Funding AESOP LLC(b)
	Series 2023-4A Class A
370,000	5.49%, 06/20/2029	372,622
	Series 2023-8A Class A
281,000	6.02%, 02/20/2030	289,315
545,000	Ballyrock Ltd(b)(c) Series 2023-24A Class A1 7.03%, 07/15/2036 3-mo. SOFR + 1.77%	546,011
170,778	Carvana Auto Receivables Trust Series 2021-N2 Class C 1.07%, 03/10/2028	159,923
498,033	CNH Capital Canada Receivables Trust(b) Series 2021-1A Class A2 CAD, 1.00%, 11/16/2026	362,233
	CyrusOne Data Centers Issuer I LLC(b)
	Series 2023-1A Class B
121,528	5.45%, 04/20/2048	108,172
	Series 2023-2A Class A2
502,000	5.56%, 11/20/2048	477,846
212,000	Ent Auto Receivables Trust(b) Series 2023-1A Class A3 6.24%, 01/16/2029	215,959
308,603	Exeter Automobile Receivables Trust Series 2021-2A Class C 0.98%, 06/15/2026	304,520
1,232,000	Ford Auto Securitization Trust II Asset-Backed Notes(b) Series 2022-AA Class A3 CAD, 5.40%, 09/15/2028	942,519
98,384	Helios Issuer LLC(b) Series 2023-GRID1 Class 1A 5.75%, 12/20/2050	100,821
550,000	Invesco US Ltd(b)(c) Series 2023-3A Class A 7.22%, 07/15/2036 3-mo. SOFR + 1.80%	552,043
404,381	Invitation Homes Trust(c) Series 2018-SFR4 Class A 6.58%, 01/17/2038 1-mo. SOFR + 1.21%	404,084
269,929	MBarc Credit Canada Inc(b) Series 2021-AA Class A3 CAD, 0.93%, 02/17/2026	203,396
253,145	Mosaic Solar Loan Trust(b) Series 2023-2A Class A 5.36%, 09/22/2053	249,304
Principal Amount(a)		Fair Value
Non-Agency — (continued)
539,672	Octagon 61 Ltd(b)(c) Series 2023-2A Class A 7.27%, 04/20/2036 3-mo. SOFR + 1.85%	$ 542,099
975,000	OneMain Financial Issuance Trust(b) Series 2020-2A Class A 1.75%, 09/14/2035	898,298
63,395	Oscar US Funding X LLC Series 2019-10 Class A4 3.27%, 05/10/2026	63,228
228,243	Purewest Funding LLC(b) Series 2021-1 Class A1 4.09%, 12/22/2036	219,155
575,000	Regatta XXV Funding Ltd(b)(c) Series 2023-1A Class A 7.15%, 07/15/2036 3-mo. SOFR + 1.90%	577,303
565,000	Retained Vantage Data Centers Issuer LLC(b) Series 2023-1A Class A2A 5.00%, 09/15/2048	528,656
303,888	SpringCastle America Funding LLC Series 2020-AA Class A 1.97%, 09/25/2037	280,321
156,000	Stack Infrastructure Issuer LLC Series 2023-1A Class A2 5.90%, 03/25/2048	153,500
831,333	Textainer Marine Containers VII Ltd(b) Series 2021-1A Class A 1.68%, 02/20/2046	728,646
568,024	Tricon American Homes Trust(b) Series 2019-SFR1 Class A 2.75%, 03/17/2038	539,365
475,458	Trinity Rail Leasing LLC(b) Series 2020-2A Class A1 1.83%, 11/19/2050	440,047
574,000	Vantage Data Centers Issuer LLC(b) Series 2023-1A Class A2 6.32%, 03/16/2048	573,611
		11,689,707
U.S. Government Agency — 0.15%
283,086	Federal Home Loan Mortgage Corp Structured Pass Through Certificates Series 2017-SR01 Class A3 3.09%, 11/25/2027	268,951
545,218	Federal National Mortgage Association Grantor Trust Series 2017-T1 Class A 2.90%, 06/25/2027	515,900
		784,851
TOTAL ASSET-BACKED SECURITIES — 2.36% (Cost $12,744,210)		$ 12,474,558

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
CORPORATE BONDS AND NOTES
Basic Materials — 0.56%
844,000	Celanese US Holdings LLC EUR, 5.34%, 01/19/2029	$ 975,195
	Corp Nacional del Cobre de Chile(b)
540,000	5.95%, 01/08/2034	547,371
220,000	6.30%, 09/08/2053	222,827
200,000	Inversiones CMPC SA(b) 6.13%, 06/23/2033	207,028
700,000	Orano SA EUR, 5.38%, 05/15/2027	807,306
200,000	POSCO (b)(d) 5.75%, 01/17/2028	205,252
		2,964,979
Communications — 1.74%
	AT&T Inc
5,446,000	0.90%, 03/25/2024	5,385,947
1,010,000	EUR, 3.55%, 12/17/2032	1,118,198
160,000	4.50%, 05/15/2035	151,555
	Charter Communications Operating LLC / Charter Communications Operating Capital
683,000	4.80%, 03/01/2050	528,691
558,000	5.25%, 04/01/2053	467,350
924,000	3.85%, 04/01/2061	575,942
700,000	Telefonica Europe BV(e) EUR, 2.88%, Perpetual	718,670
200,000	Verizon Communications Inc EUR, 4.25%, 10/31/2030	233,955
		9,180,308
Consumer, Cyclical — 1.01%
200,000	Ford Motor Credit Co LLC 7.12%, 11/07/2033	215,487
228,000	General Motors Financial Co Inc 5.85%, 04/06/2030	235,126
500,000	Kering SA EUR, 3.88%, 09/05/2035	578,457
1,062,000	Nissan Motor Co Ltd(b) 4.81%, 09/17/2030	992,871
320,000	Stellantis NV EUR, 4.25%, 06/16/2031	366,220
	Tapestry Inc
361,000	7.70%, 11/27/2030	380,026
379,000	7.85%, 11/27/2033	404,348
700,000	Volkswagen Bank GmbH EUR, 4.63%, 05/03/2031	810,028
750,000	Volkswagen Group of America Finance LLC(b) 6.45%, 11/16/2030	798,566
	Volkswagen International Finance NV(e)
100,000	EUR, 3.88%, Perpetual	105,199
100,000	EUR, 4.63%, Perpetual	106,839
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
317,000	Volkswagen Leasing GmbH EUR, 4.75%, 09/25/2031	$ 372,711
		5,365,878
Consumer, Non-Cyclical — 2.85%
	Amgen Inc
510,000	5.65%, 03/02/2053	536,564
450,000	5.75%, 03/02/2063	472,115
	ASTM SpA
800,000	EUR, 1.50%, 01/25/2030	767,546
600,000	EUR, 2.38%, 11/25/2033	555,522
	Autostrade per l'Italia SpA
1,300,000	EUR, 2.00%, 12/04/2028	1,317,210
250,000	EUR, 1.88%, 09/26/2029	245,212
1,556,000	EUR, 2.00%, 01/15/2030	1,521,714
825,000	BAT International Finance PLC EUR, 2.25%, 01/16/2030	809,575
	Bristol-Myers Squibb Co
336,000	6.25%, 11/15/2053	384,557
354,000	6.40%, 11/15/2063	410,130
350,000	British American Tobacco PLC(e) EUR, 3.00%, Perpetual	344,846
1,340,000	Carlsberg Breweries AS EUR, 4.25%, 10/05/2033	1,571,778
360,000	CVS Health Corp 5.05%, 03/25/2048	336,711
2,220,000	Diageo Finance PLC EUR, 2.50%, 03/27/2032	2,351,596
517,000	Global Payments Inc EUR, 4.88%, 03/17/2031	598,344
540,000	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc 3.63%, 01/15/2032	462,927
	Medtronic Global Holdings SCA
122,000	EUR, 1.50%, 07/02/2039	102,730
100,000	EUR, 1.63%, 10/15/2050	75,009
380,000	Pfizer Investment Enterprises Pte Ltd 5.34%, 05/19/2063	383,647
900,000	Sartorius Finance BV EUR, 4.50%, 09/14/2032	1,034,883
	Thermo Fisher Scientific Finance I BV
150,000	EUR, 1.63%, 10/18/2041	124,837
260,000	EUR, 2.00%, 10/18/2051	205,129
646,000	Viatris Inc 4.00%, 06/22/2050	454,407
		15,066,989
Energy — 2.71%
	Columbia Pipelines Operating Co LLC(b)
774,000	5.93%, 08/15/2030	800,327
777,000	6.04%, 11/15/2033	813,729
480,000	Enbridge Inc 8.50%, 01/15/2084	510,550

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Energy — (continued)
	Energy Transfer LP
317,000	6.40%, 12/01/2030	$ 338,936
334,000	6.55%, 12/01/2033	362,490
290,000	MPLX LP 5.00%, 03/01/2033	284,082
171,180,000	Petroleos Mexicanos MXN, 7.19%, 09/12/2024	9,613,472
1,300,000	Wintershall Dea Finance 2 BV(e) EUR, 3.00%, Perpetual	1,248,565
400,000	Wintershall Dea Finance BV EUR, 1.82%, 09/25/2031	377,391
		14,349,542
Financial — 10.05%
430,000	Ally Financial Inc 6.99%, 06/13/2029	444,086
100,000	Athora Holding Ltd EUR, 6.63%, 06/16/2028	113,914
1,022,000	Athora Netherlands NV EUR, 5.38%, 08/31/2032	1,076,588
1,692,000	Avolon Holdings Funding Ltd(b) 2.75%, 02/21/2028	1,503,069
800,000	Banco de Credito Social Cooperativo SA EUR, 5.25%, 11/27/2031	814,343
320,000	Barclays PLC(e) GBP, 9.25%, Perpetual	405,943
720,000	Berkshire Hathaway Finance Corp EUR, 1.50%, 03/18/2030	720,892
	BNP Paribas SA
990,000	7.75%, Perpetual(b)(e)	1,010,562
200,000	EUR, 3.63%, 09/01/2029	221,527
1,400,000	BPCE SA EUR, 2.13%, 10/13/2046	1,249,824
1,560,000	Capital One Financial Corp 7.62%, 10/30/2031	1,714,263
500,000	Citigroup Inc 2.33%, 05/24/2033	489,533
1,200,000	Commerzbank AG(e) EUR, 6.13%, Perpetual	1,276,715
	Deutsche Bank AG
1,300,000	EUR, 1.75%, 11/19/2030	1,246,363
300,000	EUR, 5.63%, 05/19/2031	334,831
1,700,000	3.55%, 09/18/2031	1,491,680
325,000	Digital Euro Finco LLC REIT EUR, 2.63%, 04/15/2024	356,568
560,000	Discover Financial Services 7.96%, 11/02/2034	622,990
308,000	Hammerson Ireland Finance Designated Activity Co REIT EUR, 1.75%, 06/03/2027	310,681
720,000	HSBC Holdings PLC GBP, 6.80%, 09/14/2031	988,799
700,000	Ibercaja Banco SA EUR, 2.75%, 07/23/2030	737,054
218,000	ING Groep NV 6.11%, 09/11/2034	228,631
Principal Amount(a)		Fair Value
Financial — (continued)
	Intesa Sanpaolo SpA
1,234,000	EUR, 5.88%, Perpetual(e)	$ 1,226,044
1,120,000	EUR, 7.75%, Perpetual(e)	1,266,083
650,000	8.25%, 11/21/2033(b)	705,265
1,070,000	Kreditanstalt fuer Wiederaufbau EUR, 0.38%, 04/23/2030	1,039,886
400,000	La Banque Postale SA EUR, 5.50%, 03/05/2034	461,474
200,000	LEG Immobilien SE EUR, 0.88%, 01/17/2029	192,462
	Logicor Financing SARL
269,000	EUR, 3.25%, 11/13/2028	281,995
1,203,000	EUR, 0.88%, 01/14/2031	1,020,901
144,000	EUR, 2.00%, 01/17/2034	123,802
1,040,000	Macquarie Group Ltd(b)(d) 6.26%, 12/07/2034	1,085,962
570,000	Mizuho Financial Group Inc EUR, 4.03%, 09/05/2032	648,128
1,070,000	Morgan Stanley 5.25%, 04/21/2034	1,069,891
637,000	Nasdaq Inc 6.10%, 06/28/2063	687,692
427,000	Nationwide Building Society(e) GBP, 5.75%, Perpetual	500,733
310,000	NatWest Group PLC(e) 6.00%, Perpetual	299,711
500,000	Novo Banco SA EUR, 9.88%, 12/01/2033	609,931
	Permanent TSB Group Holdings PLC
415,000	EUR, 6.63%, 04/25/2028	483,189
465,000	EUR, 3.00%, 08/19/2031	482,536
	PNC Financial Services Group Inc
440,000	6.04%, 10/28/2033	459,716
1,110,000	5.94%, 08/18/2034	1,153,886
	Raiffeisen Bank International AG
600,000	EUR, 4.75%, 01/26/2027	668,783
100,000	EUR, 0.05%, 09/01/2027	96,229
900,000	EUR, 2.88%, 06/18/2032	887,839
300,000	EUR, 7.38%, 12/20/2032	348,287
	Realty Income Corp REIT
677,000	EUR, 4.88%, 07/06/2030	791,136
111,000	EUR, 5.13%, 07/06/2034	135,234
172,000	Samhallsbyggnadsbolaget i Norden AB(e) EUR, 2.62%, Perpetual	29,082
	SBA Tower Trust REIT
600,000	2.84%, 01/15/2025(b)	579,401
840,000	1.88%, 01/15/2026	779,320
	SELP Finance SARL REIT
220,000	EUR, 3.75%, 08/10/2027	242,899
266,000	EUR, 0.88%, 05/27/2029	249,216
1,416,000	Simon International Finance SCA REIT EUR, 1.13%, 03/19/2033	1,259,306
350,000	Societe Generale SA(b)(e) 9.38%, Perpetual	366,141

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Financial — (continued)
119,000	Toronto-Dominion Bank EUR, 1.95%, 04/08/2030	$ 120,573
	Truist Financial Corp
266,000	7.16%, 10/30/2029	287,289
86,000	6.12%, 10/28/2033	89,269
366,000	5.12%, 01/26/2034	354,399
822,000	5.87%, 06/08/2034	838,517
	UBS Group AG
660,000	EUR, 0.65%, 01/14/2028	665,580
2,600,000	EUR, 7.75%, 03/01/2029	3,306,033
1,029,000	EUR, 0.88%, 11/03/2031	916,419
2,550,000	EUR, 2.88%, 04/02/2032	2,628,396
830,000	9.02%, 11/15/2033(b)	1,020,266
	US Bancorp
463,000	5.85%, 10/21/2033	476,999
574,000	5.84%, 06/12/2034	592,095
100,000	Vonovia Finance BV EUR, 0.50%, 09/14/2029	90,831
	Vonovia SE
100,000	EUR, 0.63%, 12/14/2029	90,860
700,000	EUR, 2.38%, 03/25/2032	675,996
1,300,000	EUR, 0.75%, 09/01/2032	1,087,644
703,000	WEA Finance LLC / Westfield UK & Europe Finance PLC REIT(b) 4.75%, 09/17/2044	501,738
	WEA Finance LLC REIT
383,000	2.88%, 01/15/2027	340,707
277,000	2.88%, 01/15/2027	246,412
125,000	4.13%, 09/20/2028(b)	111,243
90,000	4.63%, 09/20/2048	60,659
	Wells Fargo & Co
410,000	5.39%, 04/24/2034	411,781
690,000	5.56%, 07/25/2034	702,495
		53,207,217
Industrial — 1.40%
1,300,000	Abertis Infraestructuras Finance BV(e) EUR, 3.25%, Perpetual	1,373,875
	Carrier Global Corp(b)
1,000,000	EUR, 4.50%, 11/29/2032	1,180,038
208,000	5.90%, 03/15/2034	224,972
150,000	6.20%, 03/15/2054	173,396
700,000	Cellnex Finance Co SA EUR, 2.00%, 09/15/2032	660,741
800,000	Cellnex Telecom SA EUR, 1.75%, 10/23/2030	773,178
	Deutsche Bahn Finance GMBH
710,000	EUR, 2.75%, 03/19/2029	785,104
284,000	EUR, 1.88%, 05/24/2030	295,750
223,000	EUR, 3.25%, 05/19/2033	253,680
510,000	GFL Environmental Inc(b) 6.75%, 01/15/2031	525,443
206,000	Honeywell International Inc EUR, 4.13%, 11/02/2034	241,422
Principal Amount(a)		Fair Value
Industrial — (continued)
385,000	International Distributions Services PLC EUR, 5.25%, 09/14/2028	$ 440,618
420,000	Johnson Controls International plc EUR, 4.25%, 05/23/2035	491,545
		7,419,762
Technology — 0.60%
	Intel Corp
520,000	4.90%, 08/05/2052	508,856
450,000	5.70%, 02/10/2053	486,499
1,074,000	Oracle Corp 3.65%, 03/25/2041	851,804
1,400,000	Ubisoft Entertainment SA EUR, 0.88%, 11/24/2027	1,297,779
		3,144,938
Utilities — 1.76%
660,000	Chile Electricity LUX MPC SARL(b) 6.01%, 01/20/2033	676,441
	Electricite de France SA
200,000	EUR, 3.00%, Perpetual(e)	200,919
500,000	EUR, 4.00%, Perpetual(e)	547,255
400,000	GBP, 6.00%, Perpetual(e)	494,954
400,000	EUR, 7.50%, Perpetual(e)	481,823
240,000	9.13%, Perpetual(b)(d)(e)	267,939
600,000	EUR, 2.63%, Perpetual(e)	587,802
1,000,000	EUR, 2.00%, 12/09/2049	731,862
200,000	6.90%, 05/23/2053(b)	226,182
310,000	Enel Finance International NV(b) 7.50%, 10/14/2032	353,888
610,000	ESB Finance Designated Activity Co EUR, 3.75%, 01/25/2043	667,401
778,000	National Grid North America Inc EUR, 1.05%, 01/20/2031	725,325
	Suez SACA
800,000	EUR, 2.38%, 05/24/2030	832,244
200,000	EUR, 5.00%, 11/03/2032	243,981
	Thames Water Utilities Finance PLC
385,000	EUR, 4.38%, 01/18/2031	400,713
136,000	EUR, 1.25%, 01/31/2032	112,692
	Vistra Operations Co LLC(b)
1,051,000	3.70%, 01/30/2027	995,476
834,000	4.30%, 07/15/2029(d)	780,329
		9,327,226
TOTAL CORPORATE BONDS AND NOTES — 22.68% (Cost $119,824,567)		$120,026,839

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
FOREIGN GOVERNMENT BONDS AND NOTES
363,000	Africa Finance Corp(d) 4.38%, 04/17/2026	$ 349,388
3,334,000	African Export-Import Bank(d) 3.80%, 05/17/2031	2,821,444
	Australia Government Bond
3,675,000	AUD, 4.50%, 04/21/2033	2,610,352
500,000	AUD, 3.00%, 03/21/2047	274,973
3,680,000	Banque Ouest Africaine de Developpement EUR, 2.75%, 01/22/2033	3,096,621
90,000,000	Bonos de la Tesoreria de la Republica en pesos(b) CLP, 4.70%, 09/01/2030	100,072
	Bundesobligation
1,046,000	EUR, 2.11%, 10/09/2026	1,089,372
284,000	EUR, 2.40%, 10/19/2028	319,972
	Bundesrepublik Deutschland Bundesanleihe
380,464	EUR, 0.00%, 02/15/2032	359,274
859,800	EUR, 1.70%, 08/15/2032	929,387
3,625,000	EUR, 1.80%, 08/15/2053	3,609,033
	Canadian Government Bond
2,150,000	CAD, 3.25%, 09/01/2028	1,627,286
1,900,000	CAD, 1.75%, 12/01/2053	1,072,656
48,400,000	China Government Bond CNY, 3.81%, 09/14/2050	7,958,819
1,550,000	Denmark Government Bond DKK, 4.50%, 11/15/2039	292,934
	Estonia Government International Bond
504,000	EUR, 0.13%, 06/10/2030(d)	461,108
1,918,000	EUR, 4.00%, 10/12/2032	2,266,117
	European Union
1,087,000	EUR, 0.40%, 02/04/2037	887,921
460,000	EUR, 0.45%, 07/04/2041	332,863
429,000	EUR, 3.38%, 11/04/2042	494,029
168,000	EUR, 2.63%, 02/04/2048	172,499
750,000	Finland Government Bond(b) EUR, 0.50%, 09/15/2027	776,283
	French Republic Government Bond OAT
1,675,000	EUR, 2.75%, 02/25/2029	1,892,966
1,975,000	EUR, 3.00%, 05/25/2033	2,267,979
1,900,000	EUR, 4.00%, 10/25/2038	2,398,576
950,000	EUR, 0.75%, 05/25/2052	601,024
	Hellenic Republic Government Bond(b)
1,025,000	EUR, 4.25%, 06/15/2033	1,234,321
3,660,000	EUR, 4.38%, 07/18/2038	4,439,359
269,820,000	Hungary Government Bond HUF, 4.75%, 11/24/2032	716,214
286,078,016	Iceland Rikisbref ISK, 4.50%, 02/17/2042	1,664,576
	Indonesia Treasury Bond
18,826,999,808	IDR, 7.00%, 09/15/2030	1,248,087
10,350,000,128	IDR, 7.50%, 04/15/2040	716,995
4,057,000	Israel Government International Bond(d) EUR, 0.63%, 01/18/2032	3,439,170
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
	Italy Buoni Poliennali Del Tesoro
9,475,000	EUR, 4.40%, 05/01/2033	$ 11,144,987
1,002,000	EUR, 0.95%, 03/01/2037(b)	774,875
100,000	EUR, 2.45%, 09/01/2050(b)	80,634
394,000	EUR, 2.15%, 09/01/2052(b)	289,057
699,000	EUR, 2.15%, 03/01/2072(b)	470,221
271,000,000	Japan Government Forty Year Bond JPY, 1.00%, 03/20/2062	1,524,231
	Japan Government Ten Year Bond
669,400,000	JPY, 0.10%, 03/20/2027	4,752,123
600,000,000	JPY, 0.10%, 12/20/2027	4,249,489
	Japan Government Thirty Year Bond
589,699,968	JPY, 1.50%, 03/20/2045	4,218,279
163,700,000	JPY, 0.80%, 12/20/2047	989,503
88,950,000	JPY, 0.70%, 12/20/2050	504,889
	Japan Government Twenty Year Bond
431,500,000	JPY, 1.50%, 06/20/2034	3,308,259
430,900,000	JPY, 1.40%, 12/20/2042	3,079,804
204,750,000	JPY, 1.10%, 03/20/2043	1,387,130
1,518,000	Kingdom of Belgium Government Bond(b) EUR, 3.00%, 06/22/2033	1,731,302
	Korea Treasury Bond
10,452,999,744	KRW, 4.25%, 12/10/2032	8,759,854
1,030,000,000	KRW, 3.13%, 09/10/2052	810,048
857,000,000	KRW, 3.25%, 03/10/2053	691,903
1,500,000	Latvia Government International Bond(d) EUR, 3.88%, 07/12/2033	1,730,107
	Mexican Bonos
2,598,000 (f)	MXN, 5.50%, 03/04/2027	13,709,992
898,500 (f)	MXN, 8.50%, 03/01/2029	5,149,086
706,000 (f)	MXN, 7.75%, 05/29/2031(d)	3,876,202
904,000 (f)	MXN, 7.50%, 05/26/2033	4,821,316
3,990,000	Mexico Government International Bond EUR, 4.00%, 03/15/2115	3,379,625
	New Zealand Government Bond
6,658,000	NZD, 2.00%, 05/15/2032	3,534,350
9,614,000	NZD, 3.50%, 04/14/2033	5,694,923
	Peru Government Bond
393,000	PEN, 6.15%, 08/12/2032(d)	103,669
6,809,000	PEN, 7.30%, 08/12/2033(b)	1,928,219
	Republic of Austria Government Bond(b)
1,480,000	EUR, 2.90%, 05/23/2029	1,681,714
1,000,000	EUR, 0.25%, 10/20/2036	809,083
2,312,000	Republic of Poland Government Bond(d) PLN, 3.25%, 07/25/2025	571,833
	Republic of South Africa Government Bond
60,883,469	ZAR, 8.88%, 02/28/2035	2,807,446
83,721,477	ZAR, 8.50%, 01/31/2037(d)	3,577,700

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
90,222,000	ZAR, 8.75%, 01/31/2044	$ 3,657,215
	Romanian Government International Bond
2,229,000	EUR, 2.75%, 02/26/2026	2,412,470
680,000	6.63%, 02/17/2028(b)	702,560
654,000	EUR, 2.88%, 05/26/2028	674,062
1,450,000	EUR, 5.50%, 09/18/2028(b)	1,638,949
151,000	EUR, 2.50%, 02/08/2030	144,092
405,000	EUR, 3.62%, 05/26/2030(b)	410,273
98,000	EUR, 3.62%, 05/26/2030	99,276
1,046,000	EUR, 1.75%, 07/13/2030	930,700
584,000	EUR, 2.12%, 07/16/2031	512,583
409,000	EUR, 2.00%, 01/28/2032	348,732
1,894,000	EUR, 2.00%, 04/14/2033	1,560,380
211,000	EUR, 6.38%, 09/18/2033(b)	245,668
362,000	EUR, 3.88%, 10/29/2035	340,028
298,000	EUR, 3.38%, 02/08/2038	256,983
2,579,000	EUR, 2.63%, 12/02/2040	1,907,493
2,035,000	EUR, 2.75%, 04/14/2041	1,505,178
2,174,000	EUR, 2.88%, 04/13/2042	1,615,428
849,000	EUR, 4.63%, 04/03/2049	784,948
1,329,000	EUR, 3.38%, 01/28/2050	997,660
270,000	7.63%, 01/17/2053(b)	302,000
800,000	Singapore Government Bond SGD, 2.63%, 05/01/2028	605,084
350,000	Slovenia Government Bond EUR, 3.11%, 02/12/2031	316,210
	Spain Government Bond(b)
6,630,000	EUR, 0.70%, 04/30/2032	6,175,187
858,000	EUR, 2.35%, 07/30/2033	900,073
3,975,000	Sweden Government Bond SEK, 2.25%, 06/01/2032	401,762
1,075,000	Swiss Confederation Government Bond CHF, 0.50%, 06/27/2032	1,255,735
	Thailand Government Bond
22,850,000	THB, 2.00%, 12/17/2031	638,584
19,450,000	THB, 3.39%, 06/17/2037	602,060
	United Kingdom Gilt
1,550,000	GBP, 4.50%, 06/07/2028	2,059,080
569,541	GBP, 4.75%, 12/07/2030	786,053
3,050,000	GBP, 3.25%, 01/31/2033	3,802,479
2,729,140	GBP, 3.50%, 01/22/2045	3,168,047
4,880,000	GBP, 1.25%, 07/31/2051	3,310,436
450,000	GBP, 3.75%, 07/22/2052	538,540
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 37.84% (Cost $210,499,750)		$200,269,531
MORTGAGE-BACKED SECURITIES
Non-Agency — 0.97%
484,813	A&D Mortgage Trust(b)(g) Series 2023-NQM2 Class A1 6.13%, 05/25/2068	484,431
148,330	Brass PLC(b)(h) Series 2010A Class A1 0.67%, 04/16/2069	143,935
Principal Amount(a)		Fair Value
Non-Agency — (continued)
900,000	BXHPP Trust(b)(c) Series 2021-FILM Class B 6.38%, 08/15/2036 1-mo. SOFR + 1.01%	$ 825,885
	COLT Mortgage Loan Trust(b)(g)
	Series 2023-2 Class A1
305,167	6.60%, 07/25/2068	309,114
	Series 2023-4 Class A1
714,781	7.16%, 10/25/2068	732,732
1,150,000	COMM Mortgage Trust(b) Series 2020-CX Class A 2.17%, 11/10/2046	932,595
532,321	New Residential Mortgage Loan Trust(b)(h) Series 2022-NQM1 Class A1 2.28%, 04/25/2061	452,688
238,676	Tower Bridge Funding PLC(c) Series 2021-2 GBP, 6.00%, 11/20/2063 1-mo. SONIA + 0.78%	303,553
	Verus Securitization Trust(b)(g)
	Series 2023-4 Class A1
285,121	5.81%, 05/25/2068	284,708
	Series 2023-5 Class A1
318,478	6.48%, 06/25/2068	321,458
372,220	Wells Fargo Commercial Mortgage Trust(b)(c) Series 2021-SAVE Class A 6.63%, 02/15/2040 1-mo. SOFR + 1.26%	361,850
		5,152,949
U.S. Government Agency — 15.73%
527,908	Federal Agricultural Mortgage Corp Trust(b)(h) Series 2021-1 Class A 2.18%, 01/25/2051	433,665
	Federal Home Loan Mortgage Corp
755,699	3.00%, 05/01/2050	676,804
1,160,521	2.50%, 10/01/2050	1,004,347
867,485	2.00%, 08/01/2051	716,788
3,847,526	2.00%, 04/01/2052	3,173,731
2,144,294	3.50%, 06/01/2052	1,966,760
2,553,639	5.00%, 07/01/2052	2,529,646
146,310	Federal Home Loan Mortgage Corp Multifamily Structured Credit Risk(b)(c) Series 2021-MN1 Class M1 7.34%, 01/25/2051 1-mo. SOFR + 2.00%	141,951
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series KC02 Class A2
282,950	3.37%, 07/25/2025	276,235
	Series KL3W Class AFLW
401,912	5.90%, 08/25/2025(c) 1-mo. SOFR + 0.56%	402,316

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
	Federal National Mortgage Association
2,852,052	3.00%, 06/01/2050	$ 2,569,280
4,018,500	2.50%, 09/01/2050	3,496,285
2,353,184	2.00%, 01/01/2051	1,934,451
1,671,621	2.00%, 11/01/2051	1,385,411
2,113,267	2.50%, 04/01/2052	1,822,886
2,387,111	4.00%, 06/01/2052	2,258,006
3,658,954	4.50%, 06/01/2052	3,547,931
3,444,588	5.00%, 07/01/2052	3,409,057
454,632	5.00%, 10/01/2052	450,360
3,193,593	6.00%, 09/01/2053	3,253,826
	Government National Mortgage Association
2,300,000	2.50%, TBA	2,011,787
11,060,000	3.50%, TBA	10,299,625
5,220,000	6.00%, TBA	5,307,476
3,500,000	6.50%, TBA	3,582,715
	Seasoned Credit Risk Transfer Trust
	Series 2017-4 Class M45T
143,905	4.50%, 06/25/2057	136,687
	Series 2018-4 Class M55D
229,541	4.00%, 03/25/2058	213,086
	Series 2019-3 Class M55D
181,370	4.00%, 10/25/2058	168,481
	Series 2020-3 Class TTU
266,699	2.50%, 05/25/2060	241,370
	Seasoned Loans Structured Transaction Trust
	Series 2018-2 Class A1
261,018	3.50%, 11/25/2028	248,715
	Series 2019-1 Class A2
400,000	3.50%, 05/25/2029	370,569
	Series 2019-2 Class A1C
299,784	2.75%, 09/25/2029	276,668
	Series 2019-3 Class A2C
500,000	2.75%, 11/25/2029	441,275
	Uniform Mortgage-Backed Security(i)
5,700,000	2.00%, TBA	4,657,969
3,790,000	2.50%, TBA	3,223,869
6,290,000	3.00%, TBA	5,563,456
2,170,000	5.50%, TBA	2,179,155
8,750,000	6.00%, TBA	8,883,984
		83,256,623
TOTAL MORTGAGE-BACKED SECURITIES — 16.70% (Cost $89,307,187)		$ 88,409,572
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
21,100,000	2.25%, 03/31/2024	20,942,575
14,585,000	2.50%, 04/30/2024	14,451,683
5,000,000	0.50%, 03/31/2025	4,754,101
6,648,000	5.00%, 10/31/2025	6,723,829
Principal Amount(a)		Fair Value
U.S. Treasury Bonds and Notes — (continued)
991,000	4.63%, 11/15/2026	$ 1,006,639
2,900,000	2.25%, 11/15/2027	2,726,680
1,200,000	5.50%, 08/15/2028(d)	1,282,781
10,150,000	4.38%, 08/31/2028	10,367,274
3,400,000	3.13%, 11/15/2028	3,284,453
575,000	3.88%, 12/31/2029	573,989
10,525,000	4.00%, 07/31/2030	10,582,558
5,075,000	4.63%, 09/30/2030	5,290,291
1,900,000	4.88%, 10/31/2030	2,009,547
9,600,000	1.63%, 05/15/2031	8,234,625
3,150,000	2.75%, 08/15/2032	2,884,711
1,000,000	3.50%, 02/15/2033	969,727
463,000	4.50%, 11/15/2033	486,078
6,600,000	1.13%, 05/15/2040	4,253,391
6,400,000	1.25%, 05/15/2050	3,448,750
4,675,000	3.63%, 02/15/2053	4,317,070
1,572,000	4.13%, 08/15/2053	1,588,948
TOTAL U.S. TREASURY BONDS AND NOTES — 20.82% (Cost $108,089,886)		$110,179,700
Shares
EXCHANGE TRADED FUNDS
232,390	iShares Broad USD Investment Grade Corporate Bond ETF	11,912,311
40,012	iShares iBoxx $ Investment Grade Corporate Bond ETF	4,427,728

TOTAL EXCHANGE TRADED FUNDS — 3.09% (Cost $15,437,493)		$ 16,340,039
PURCHASED OPTIONS
0	Purchased Options	15,857
TOTAL PURCHASED OPTIONS — 0.00%(j) (Cost $27,631)		$ 15,857

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 2.56%
$ 4,740,460	Undivided interest of 3.95% in a repurchase agreement (principal amount/value $120,466,826 with a maturity value of $120,538,303) with RBC Capital Markets Corp, 5.34%, dated 12/31/23 to be repurchased at $4,740,460 on 1/2/24 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.50%, 1/15/24 - 12/1/53, with a value of $122,876,165.(k)
		$ 4,740,460
4,740,460	Undivided interest of 4.01% in a repurchase agreement (principal amount/value $118,664,201 with a maturity value of $118,734,608) with Citigroup Global Markets Inc, 5.34%, dated 12/31/23 to be repurchased at $4,740,460 on 1/2/24 collateralized by Government National Mortgage Association securities, 2.00% - 7.50%, 7/20/37 - 12/20/53, with a value of $121,037,485.(k)	4,740,460
Principal Amount	Fair Value
Repurchase Agreements — (continued)
$ 4,063,255	Undivided interest of 4.35% in a repurchase agreement (principal amount/value $93,637,100 with a maturity value of $93,692,762) with Bank of America Securities Inc, 5.35%, dated 12/31/23 to be repurchased at $4,063,255 on 1/2/24 collateralized by various U.S. Government Agency securities, 0.00% - 7.00%, 11/1/28 - 12/20/63, with a value of $95,509,842.(k)
$ 4,063,255
TOTAL SHORT TERM INVESTMENTS — 2.56% (Cost $13,544,175)	$ 13,544,175
TOTAL INVESTMENTS — 106.05% (Cost $569,474,899)	$561,260,271
OTHER ASSETS & LIABILITIES, NET — (6.05)%	$ (32,038,686)
TOTAL NET ASSETS — 100.00%	$529,221,585

(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2023.
(d)	All or a portion of the security is on loan at December 31, 2023.
(e)	Security has no contractual maturity date and pays an indefinite stream of interest.
(f)	Principal amount is stated in 100 Mexican Peso Units.
(g)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2023. Maturity date disclosed represents final maturity date.
(h)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(i)	Single-class security backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
(j)	Represents less than 0.005% of net assets.
(k)	Collateral received for securities on loan.
ETF	Exchange Traded Fund
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate.
SONIA	Sterling Overnight Interbank Average Rate is the effective overnight interest rate paid by banks for unsecured transactions in the British sterling market.
TBA	To Be Announced
At December 31, 2023 the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts	Notional Amount (000)		Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Long
10 Year Commonwealth Treasury Bond Futures	219	AUD	21,032	Mar 2024	$ 515,981
Canadian 10 Year Bond Futures	76	CAD	9,438	Mar 2024	166,116
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023 the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts	Notional Amount (000)		Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Euro-Bobl Futures	52	EUR	6,203	Mar 2024	$ 101,284
Euro-BTP Futures	39	EUR	4,647	Mar 2024	184,380
Euro-OAT Futures	48	EUR	6,312	Mar 2024	247,552
Euro-Schatz Futures	60	EUR	6,393	Mar 2024	44,387
U.S. 10 Year Treasury Note Futures	116	USD	13,095	Mar 2024	332,824
U.S. 2 Year Treasury Note Futures	13	USD	2,677	Mar 2024	13,585
U.S. Long Bond Futures	4	USD	500	Mar 2024	19,625
U.S. Ultra Bond Futures	8	USD	1,069	Mar 2024	61,719
Short
Canadian 10 Year Bond Futures	252	CAD	31,293	Mar 2024	(1,020,201)
Euro-Bobl Futures	191	EUR	22,782	Mar 2024	(314,469)
Euro-Bund Futures	301	EUR	41,303	Mar 2024	(1,185,448)
Euro-Buxl 30 Year Bond Futures	59	EUR	8,361	Mar 2024	(694,244)
Euro-Schatz Futures	19	EUR	2,024	Mar 2024	(5,258)
Japan 10 Year Bond Futures	35	JPY	5,134,850	Mar 2024	(336,360)
Long Gilt Futures	124	GBP	12,729	Mar 2024	(948,031)
U.S. 10 Year Treasury Note Futures	19	USD	2,145	Mar 2024	(33,704)
U.S. 10 Year Treasury Ultra Futures	34	USD	4,013	Mar 2024	(113,766)
U.S. 5 Year Treasury Note Futures	18	USD	1,958	Mar 2024	(43,875)
U.S. Ultra Bond Futures	40	USD	5,344	Mar 2024	(418,230)
				Net Depreciation	$(3,426,133)
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023 the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BA	CNY	8,028,698	USD	1,105,227	01/18/2024	$26,610
BA	EUR	6,011,062	GBP	5,228,884	01/18/2024	8,347
BA	EUR	684,385	HUF	270,537,248	01/17/2024	(10,973)
BA	HUF	55,172,568	USD	148,466	01/18/2024	10,093
BA	JPY	47,325,018	USD	320,000	01/18/2024	16,697
BA	PLN	2,743,623	EUR	613,638	01/18/2024	16,280
BA	USD	177,184	CLP	169,565,088	01/18/2024	(15,034)
BA	USD	3,600,000	JPY	534,146,400	01/18/2024	(200,220)
BA	USD	188,717	ZAR	3,588,553	01/18/2024	(7,112)
BA	ZAR	4,377,674	USD	232,558	01/18/2024	6,333
BB	CAD	4,359,000	USD	3,214,982	01/19/2024	75,470
BB	CHF	1,103,032	EUR	1,170,000	01/18/2024	24,309
BB	CLP	1,046,820,700	USD	1,130,000	01/18/2024	56,671
BB	CLP	91,620,000	USD	104,881	01/19/2024	(1,028)
BB	CNY	8,014,600	USD	1,100,000	01/18/2024	29,849
BB	COP	7,129,122,500	USD	1,790,000	01/18/2024	41,434
BB	EUR	3,460,000	CHF	3,290,796	01/18/2024	(77,487)
BB	EUR	185,715	HUF	72,757,742	01/18/2024	(344)
BB	EUR	8,903,753	USD	9,404,068	01/18/2024	433,694
BB	EUR	3,183,000	USD	3,443,071	01/19/2024	73,979
BB	GBP	2,547,731	EUR	2,960,000	01/18/2024	(22,652)
BB	GBP	515,006	USD	640,000	01/18/2024	16,548
BB	ILS	1,376,028	USD	350,000	01/18/2024	30,299
BB	JPY	36,670,941	USD	260,000	01/18/2024	898
BB	MXN	17,668,770	USD	953,988	01/18/2024	82,743
BB	MYR	3,900,000	USD	838,349	01/19/2024	12,183
BB	NOK	2,161,000	USD	197,638	01/19/2024	15,175
BB	PLN	7,493,278	EUR	1,620,000	01/18/2024	105,683
BB	PLN	2,007,000	USD	499,825	01/19/2024	10,077
BB	RON	813,212	USD	173,576	01/18/2024	6,870
BB	RON	1,065,000	USD	231,085	01/19/2024	5,229
BB	USD	573,658	CLP	536,729,271	01/18/2024	(34,775)
BB	USD	1,068,999	COP	4,445,966,966	01/18/2024	(73,146)
BB	USD	3,540,000	ILS	14,038,507	01/18/2024	(339,881)
BB	USD	2,116,952	JPY	304,584,344	01/18/2024	(50,033)
BB	USD	6,788,594	KRW	8,898,285,000	01/19/2024	(95,854)
BB	USD	6,500,830	MXN	120,341,025	01/18/2024	(560,293)
BB	USD	499,740	ZAR	9,512,496	01/18/2024	(19,361)
BBH	AUD	481,754	USD	310,000	01/18/2024	18,523
BBH	CAD	191,744	USD	140,000	01/18/2024	4,739
BBH	CHF	157,583	USD	180,000	01/18/2024	7,774
BBH	EUR	7,237,720	USD	7,781,924	01/18/2024	215,037
BBH	JPY	123,997,669	USD	850,000	01/18/2024	32,190
BBH	MXN	69,161,000	USD	3,983,098	01/18/2024	74,988
BBH	SEK	1,019,350	EUR	90,000	01/18/2024	1,592
BBH	SGD	743,586	USD	548,175	01/18/2024	15,787
BBH	USD	3,390,440	CNY	24,624,306	01/18/2024	(80,943)
BBH	USD	2,853,599	EUR	2,655,354	01/18/2024	(80,304)
BBH	USD	6,268,040	JPY	917,946,305	01/18/2024	(262,750)
BBH	USD	7,333,409	MXN	127,587,000	01/18/2024	(152,878)
BBH	USD	2,834,777	ZAR	52,921,000	01/18/2024	(53,146)
BNP	CAD	12,137,296	USD	8,872,010	01/18/2024	289,896
BNP	COP	3,853,986,717	USD	873,930	01/18/2024	116,138
BNP	EUR	1,780,000	GBP	1,537,206	01/18/2024	12,521
BNP	EUR	1,074,980	HUF	421,553,513	01/18/2024	(2,045)
BNP	EUR	4,066,706	PLN	18,047,504	01/18/2024	(75,959)
BNP	GBP	2,728,468	EUR	3,140,000	01/18/2024	1,004
BNP	GBP	901,744	USD	1,104,639	01/18/2024	44,936
BNP	HUF	393,339,540	EUR	1,020,000	01/18/2024	(801)
BNP	JPY	611,295,380	USD	4,176,069	01/18/2024	173,032
BNP	KRW	3,598,126,811	USD	2,671,094	01/18/2024	113,189
BNP	MXN	9,786,035	USD	529,598	01/18/2024	44,607
BNP	MYR	3,496,800	USD	743,747	01/18/2024	18,777
BNP	PEN	73,522	USD	19,195	01/18/2024	645
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023 the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BNP	PLN	8,350,697	EUR	1,846,927	01/18/2024	$50,212
BNP	SEK	9,427,426	EUR	800,000	01/18/2024	52,245
BNP	TWD	7,713,750	USD	244,524	01/18/2024	8,570
BNP	USD	1,390,349	COP	5,994,873,591	01/18/2024	(149,702)
BNP	USD	400,000	GBP	328,376	01/18/2024	(18,625)
BNP	USD	259,702	ZAR	4,945,288	01/18/2024	(10,165)
BNP	ZAR	18,677,000	USD	1,009,490	01/18/2024	9,722
CA	CNY	42,861,875	USD	5,922,494	01/18/2024	119,909
CGM	AUD	3,532,008	USD	2,257,859	01/18/2024	150,728
CGM	CAD	3,157,915	USD	2,310,000	01/18/2024	73,770
CGM	CHF	1,051,360	USD	1,164,444	01/18/2024	88,344
CGM	CLP	352,238,093	USD	385,679	01/18/2024	13,616
CGM	CNY	7,080,103	USD	980,000	01/18/2024	18,109
CGM	DKK	3,204,318	USD	456,041	01/18/2024	19,018
CGM	DKK	1,109,000	USD	160,843	01/19/2024	3,582
CGM	EUR	319,611	AUD	524,000	01/19/2024	(4,956)
CGM	EUR	365,005	HUF	144,615,037	01/17/2024	(5,913)
CGM	EUR	3,405,338	USD	3,687,295	01/18/2024	75,265
CGM	GBP	165,727	USD	210,000	01/18/2024	1,275
CGM	GBP	225,000	USD	286,848	01/19/2024	(8)
CGM	ILS	13,903,375	USD	3,617,111	01/18/2024	225,423
CGM	ILS	1,120,000	USD	302,972	01/19/2024	6,577
CGM	JPY	2,487,438,776	USD	16,949,678	01/18/2024	747,370
CGM	JPY	300,870,000	USD	2,127,547	01/19/2024	13,349
CGM	MXN	4,251,494	USD	230,828	01/18/2024	18,632
CGM	NOK	2,248,722	USD	205,424	01/18/2024	16,022
CGM	NZD	582,359	USD	347,345	01/18/2024	20,823
CGM	TWD	5,201,855	USD	164,772	01/18/2024	5,905
CGM	USD	17,813	AUD	28,088	01/18/2024	(1,342)
CGM	USD	908,165	EUR	825,000	01/18/2024	(3,378)
CGM	USD	230,000	JPY	33,744,717	01/18/2024	(10,079)
CGM	USD	14,148,092	MXN	261,070,489	01/18/2024	(1,170,465)
CGM	USD	4,485,435	ZAR	87,127,616	01/18/2024	(269,158)
GS	CNY	4,000,000	USD	563,738	01/19/2024	153
GS	COP	940,251,000	USD	231,732	01/19/2024	9,760
GS	CZK	7,017,000	USD	311,360	01/19/2024	2,202
GS	EUR	357,000	USD	390,498	01/19/2024	3,968
GS	MXN	3,428,000	USD	196,188	01/19/2024	4,916
GS	SEK	9,750,000	USD	939,386	01/19/2024	28,280
GS	THB	6,863,456	USD	195,390	01/19/2024	4,942
GS	TWD	5,196,912	USD	164,772	01/18/2024	5,743
GS	USD	195,564	AUD	298,000	01/19/2024	(7,659)
GS	USD	240,309	CHF	209,000	01/19/2024	(8,760)
GS	USD	901,724	EUR	820,000	01/19/2024	(4,334)
GS	USD	495,584	HUF	175,131,000	01/19/2024	(7,642)
GS	USD	177,330	MXN	3,105,000	01/19/2024	(4,825)
GS	USD	8,195,849	NZD	13,309,000	01/19/2024	(218,177)
GS	USD	1,940,354	PEN	7,300,000	01/19/2024	(29,435)
GS	USD	92,674	SGD	124,000	01/19/2024	(1,376)
GS	USD	669,183	TWD	20,390,000	01/19/2024	(61)
GS	USD	3,646,762	ZAR	69,207,000	01/19/2024	(129,560)
GS	ZAR	10,968,779	USD	581,395	01/18/2024	17,176
HSB	CAD	195,000	USD	146,252	01/19/2024	946
HSB	CLP	851,117,482	USD	931,557	01/18/2024	33,265
HSB	CNY	8,533,436	USD	1,174,773	01/18/2024	28,218
HSB	CNY	107,658,446	USD	15,077,974	01/19/2024	98,908
HSB	COP	553,840,606	USD	128,026	01/18/2024	14,253
HSB	EUR	472,121	GBP	407,000	01/19/2024	3,029
HSB	EUR	196,809	HUF	77,015,466	01/18/2024	(354)
HSB	EUR	333,042	PLN	1,463,089	01/18/2024	(1,522)
HSB	EUR	898,000	USD	979,664	01/19/2024	12,579
HSB	GBP	608,000	EUR	698,415	01/19/2024	2,077
HSB	GBP	155,900	USD	195,344	01/19/2024	3,404
HSB	IDR	11,648,888,889	USD	740,717	01/18/2024	16,476
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023 the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
HSB	IDR	6,203,524,000	USD	400,754	01/19/2024	$2,500
HSB	JPY	443,508,000	USD	3,121,995	01/19/2024	33,868
HSB	PEN	450,000	USD	119,799	01/19/2024	1,627
HSB	PLN	4,143,986	EUR	919,435	01/18/2024	24,776
HSB	TWD	26,257,551	USD	831,936	01/18/2024	29,596
HSB	USD	1,566,883	EUR	1,432,000	01/19/2024	(15,403)
HSB	USD	47,301	GBP	37,000	01/19/2024	131
HSB	USD	601,366	IDR	9,295,018,216	01/18/2024	(2,822)
HSB	USD	151,842	SEK	1,519,000	01/19/2024	1,084
HSB	ZAR	5,189,536	USD	276,047	01/18/2024	7,149
JPM	CAD	418,000	USD	307,910	01/19/2024	7,624
JPM	CNY	25,393,443	USD	3,511,213	01/18/2024	68,598
JPM	EUR	300,000	GBP	262,896	01/18/2024	(2,164)
JPM	JPY	28,038,667	USD	190,000	01/18/2024	9,483
JPM	NOK	11,480,344	EUR	994,975	01/18/2024	32,928
JPM	USD	632,457	AUD	933,000	01/19/2024	(3,807)
JPM	USD	504,363	EUR	475,000	01/18/2024	(20,465)
JPM	USD	320,229	SEK	3,355,000	01/19/2024	(12,747)
MS	CAD	1,102,188	USD	808,516	01/18/2024	23,477
MS	CLP	679,440,760	USD	745,246	01/18/2024	24,965
MS	CNY	80,952,040	USD	11,193,696	01/18/2024	218,423
MS	COP	631,651,293	USD	144,708	01/18/2024	17,560
MS	CZK	3,469,237	USD	148,927	01/18/2024	6,105
MS	EUR	110,000	GBP	95,453	01/18/2024	(246)
MS	EUR	812,495	HUF	318,090,069	01/18/2024	(1,478)
MS	EUR	1,130,000	SEK	12,779,622	01/18/2024	(15,977)
MS	EUR	4,000,000	USD	4,370,919	01/18/2024	48,683
MS	HUF	872,442,000	EUR	2,280,000	01/18/2024	(23,490)
MS	JPY	71,798,963	USD	490,000	01/18/2024	20,818
MS	MXN	2,458,247	USD	133,166	01/18/2024	11,074
MS	NOK	1,885,293	EUR	160,000	01/18/2024	9,342
MS	SEK	18,597,507	EUR	1,599,858	01/18/2024	79,474
MS	SEK	8,388,841	USD	767,247	01/18/2024	65,287
MS	TWD	5,198,230	USD	164,772	01/18/2024	5,786
MS	USD	375,219	CLP	354,769,489	01/18/2024	(26,946)
MS	USD	562,701	COP	2,293,850,463	01/18/2024	(26,577)
MS	USD	42,396,981	EUR	39,788,871	01/18/2024	(1,565,766)
MS	USD	868,275	GBP	711,062	01/18/2024	(38,211)
MS	USD	398,531	IDR	6,232,750,717	01/18/2024	(6,606)
MS	USD	750,249	MXN	13,634,136	01/18/2024	(49,746)
MS	USD	742,151	ZAR	14,484,735	01/18/2024	(48,288)
MS	ZAR	13,964,000	USD	743,837	01/18/2024	18,185
RBS	IDR	11,645,185,303	USD	740,717	01/18/2024	16,235
RBS	THB	2,841,868	USD	78,801	01/18/2024	4,163
RBS	USD	373,756	IDR	5,785,922,947	01/18/2024	(2,337)
RBS	USD	63,125	ZAR	1,200,749	01/18/2024	(2,401)
RCM	AUD	1,673,000	USD	1,100,900	01/19/2024	40,011
RCM	CAD	185,000	USD	136,255	01/19/2024	3,395
RCM	EUR	335,000	USD	369,859	01/19/2024	299
RCM	GBP	958,000	USD	1,207,490	01/19/2024	13,811
RCM	JPY	3,179,264,000	USD	21,737,153	01/19/2024	885,487
RCM	USD	11,169,745	EUR	10,134,000	01/19/2024	(27,800)
RCM	USD	3,790,604	MXN	65,855,000	01/19/2024	(72,797)
RCM	USD	290,119	NZD	461,000	01/19/2024	(1,328)
RCM	USD	121,844	SEK	1,243,000	01/19/2024	(1,521)
SAH	TWD	28,655,111	USD	909,224	01/18/2024	30,973
SAH	USD	639,157	IDR	9,882,331,212	01/18/2024	(3,207)
SEB	NOK	13,770,246	EUR	1,180,000	01/18/2024	39,450
SG	CNY	6,910,285	USD	963,326	01/18/2024	10,843
SSB	JPY	91,791,029	USD	630,000	01/18/2024	23,053
SSB	USD	104,406	EUR	95,000	01/18/2024	(560)
SSB	USD	4,183,940	MXN	71,600,000	01/18/2024	(17,257)
SSB	USD	304,950	PLN	1,332,161	01/18/2024	(33,506)
TD	CLP	338,852,463	USD	370,574	01/18/2024	13,548
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023 the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
TD	COP	433,204,954	USD	99,531	01/18/2024	$11,757
TD	EUR	393,955	HUF	156,045,421	01/17/2024	(6,375)
TD	EUR	167,249	PLN	760,538	01/18/2024	(7,575)
TD	IDR	13,330,965,890	USD	848,566	01/18/2024	17,965
TD	MXN	1,876,998	USD	101,994	01/18/2024	8,140
TD	PLN	1,288,229	USD	292,419	01/18/2024	34,876
TD	USD	284,355	IDR	4,400,385,888	01/18/2024	(1,676)
TD	USD	2,999,076	MXN	52,530,000	01/18/2024	(83,171)
TD	USD	1,460,000	ZAR	27,028,980	01/18/2024	(14,983)
TD	ZAR	22,584,396	USD	1,220,000	01/18/2024	12,441
UBS	COP	1,315,067,733	USD	293,804	01/18/2024	44,030
UBS	EUR	716,656	HUF	282,957,135	01/17/2024	(11,428)
UBS	EUR	383,002	PLN	1,682,127	01/18/2024	(1,748)
UBS	EUR	2,528,817	USD	2,730,000	01/18/2024	64,091
UBS	GBP	571,591	USD	730,000	01/18/2024	(1,316)
UBS	NZD	566,398	USD	335,356	01/18/2024	22,723
UBS	USD	1,351,112	CLP	1,188,367,533	01/18/2024	3,984
UBS	USD	1,443,724	COP	5,954,291,461	01/18/2024	(85,902)
UBS	USD	326,996	EUR	300,000	01/18/2024	(4,474)
UBS	USD	601,366	IDR	9,301,031,879	01/18/2024	(3,213)
WF	CLP	1,149,192,633	USD	1,258,562	01/18/2024	44,157
WF	EUR	400,000	GBP	344,302	01/18/2024	3,567
WF	EUR	612,517	USD	650,000	01/18/2024	26,771
WF	JPY	40,223,453	USD	270,000	01/18/2024	16,172
WF	USD	604,576	COP	2,512,772,314	01/18/2024	(40,942)
					Net Depreciation	$(80,679)
At December 31, 2023, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation	Notional Amount (000)(a)		Value	Upfront Payments/ Receipts	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Implied Credit Spread(b)	Receive Frequency	Pay Frequency
Buy Credit Protection
iTraxx Europe Series 40 Version 1	EUR	22,900	$ (492,098)	$(266,025)	1.00%	12/20/2028	$(226,074)	0.58%	-	Quarterly
CDX.NA.IG.41 Version 1(c)	USD	61,895	(1,205,505)	(976,842)	1.00	12/20/2028	(228,663)	0.57	-	Quarterly
iTraxx Europe Crossover Series 40 Version 1	EUR	4,537	(397,470)	(157,248)	5.00	12/20/2028	(240,222)	3.11	-	Quarterly
iTraxx Europe Senior Financials Series 40 Version 1	EUR	13,620	(229,118)	(96,173)	1.00	12/20/2028	(132,945)	0.67	-	Quarterly
Sell Credit Protection
iTraxx Europe Series 40 Version 1	EUR	1,120	24,068	18,398	1.00	12/20/2028	5,670	0.58	Quarterly
						Net Depreciation	$(822,234)
(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, are utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of period end, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(c)	Based on an index of North American bonds with investment grade credit ratings that trade in the credit default swap market.
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023, the Fund held the following outstanding OTC credit default swaps:
Reference Obligation	Notional Amount (000)(a)		Value	Upfront Payments/ Receipts	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Appreciation	Implied Credit Spread(b)	Receive Frequency	Pay Frequency
Sell Credit Protection
UPC Holding BV Counterparty: JPM	EUR	440	$32,018	$8,305	5.00%	12/20/2028	$23,713	3.46%	Quarterly	-
						Net Appreciation	$23,713
(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, are utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of period end, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
At December 31, 2023, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Receive Frequency	Rate Paid by the Fund	Pay Frequency	Notional Amount (000)		Maturity Date	Net Unrealized Appreciation/ (Depreciation)
5.22%	Semi Annual	3-mo. NZD BBR FRA	Quarterly	NZD	39,700	10/19/2025	$ 200,159
4.72%	Semi Annual	1-day CORRA	Semi Annual	CAD	36,500	10/19/2025	364,176
6-mo. EURIBOR	Semi Annual	3.09%	Annual	EUR	16,650	12/08/2025	(79,897)
6-mo. EURIBOR	Semi Annual	3.07%	Annual	EUR	8,415	12/08/2025	(37,265)
6-mo. EURIBOR	Semi Annual	3.06%	Annual	EUR	8,236	12/08/2025	(35,542)
5.16%	Semi Annual	3-mo. NZD BBR FRA	Quarterly	NZD	12,700	12/11/2025	71,011
4.19%	Semi Annual	1-day CORRA	Semi Annual	CAD	9,700	12/13/2025	43,963
3.94%	Semi Annual	1-day CORRA	Semi Annual	CAD	10,800	12/15/2025	11,159
6-mo. EURIBOR	Semi Annual	2.97%	Annual	EUR	18,200	12/18/2025	(49,448)
3.70%	Annual	3-mo. SEK STIBOR	Quarterly	SEK	141,447	10/03/2028	779,767
3-mo. SEK STIBOR	Quarterly	3.57%	Annual	SEK	51,900	10/19/2028	(272,791)
3.64%	Annual	3-mo. ILS TELBOR01	Quarterly	ILS	1,800	10/19/2028	5,779
4.29%	Annual	6-mo. NOK NIBOR OIBOR	Semi Annual	NOK	53,400	10/19/2028	191,326
1-day GBP SONIA	Annual	3.45%	Annual	GBP	11,320	12/21/2028	(55,027)
3.38%	Quarterly	3-mo. KRW CD KSDA	Quarterly	KRW	727,600	01/18/2029	10,055
2.50%	Quarterly	7-day CNYOFFIRS	Quarterly	CNY	206,620	01/18/2029	256,737
3.96%	Quarterly	3-mo. KRW CD KSDA	Quarterly	KRW	3,722,200	01/19/2033	230,167
4.04%	Semi Annual	6-mo. AUD BBR BBSW	Semi Annual	AUD	3,860	03/22/2033	(21,979)
1-day CORRA	Semi Annual	3.56%	Semi Annual	CAD	8,300	10/19/2033	42,566
1-day JPY TONA OIS	Annual	1.12%	Annual	JPY	580,300	10/30/2033	(108,380)
1-day CORRA	Semi Annual	3.36%	Semi Annual	CAD	2,100	12/13/2033	(39,270)
1-day CORRA	Semi Annual	3.21%	Semi Annual	CAD	2,400	12/15/2033	(21,655)
1-day CORRA	Semi Annual	3.11%	Semi Annual	CAD	2,200	12/15/2053	(49,905)
						Net Appreciation	$ 1,435,706
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023, the Fund held the following OTC interest rate swaps:
Rate Received by the Fund	Receive Frequency	Rate Paid by the Fund	Pay Frequency	Counterparty	Notional Amount (000)	Maturity Date	Net Unrealized Appreciation
3.93%	Annual	6-mo. CZK PRIBOR	Semi Annual	BNP	CZK 1,790	10/19/2028	$ 1,219
3.60%	Quarterly	3-mo. KLIBOR	Quarterly	HSB	MYR 8,400	10/19/2028	2,771
3.36%	Annual	6-mo. EURIBOR	Semi Annual	CGM	EUR 2,251	10/19/2028	102,114
						Net Appreciation	$ 106,104
At December 31, 2023 the Fund held the following outstanding centrally cleared inflation swaps:
Rate Received by the Fund	Rate Paid by the Fund	Notional Amount		Termination Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
USD CPURNSA	111.61%	USD	6,253	07/28/2053	(180,678)	At Maturity
128.98%	EUR CPTFEMU	EUR	4,052	07/28/2053	469,841	At Maturity
109.76%	EUR CPTFEMU	EUR	3,650	12/07/2053	68,365	At Maturity
USD CPURNSA	107.01%	USD	5,442	12/07/2053	(83,791)	At Maturity
				Net Appreciation	$ 273,737
At December 31, 2023, the Fund held the following OTC total return swaps:
Rate Received by the Fund	Receive Frequency	Rate Paid by the Fund	Pay Frequency	Notional Amount (000)		Counterparty	Termination Date	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation /Depreciation
3-mo. EURIBOR	Quarterly	0.00%	Semi Annual	EUR	7,852	GS	03/20/2024	165,151	0	165,151
0.00%	Quarterly	1-day SONIA	Quarterly	EUR	22	JPM	03/20/2024	91,403	0	91,403
3-mo. EURIBOR	Quarterly	0.00%	Daily	EUR	450	GS	03/20/2024	9,370	0	9,370
0.00%	Quarterly	3-mo. SOFR	Quarterly	USD	9	JPM	03/20/2024	(14,949)	(22,896)	7,947
0.00%	Daily	3-mo. EURIBOR	Quarterly	EUR	5	GS	03/20/2024	(18,320)	0	(18,320)
0.00%	Quarterly	3-mo. EURIBOR	Quarterly	EUR	55	GS	03/20/2024	(215,390)	0	(215,390)
								$ 17,265	$(22,896)	$ 40,161
At December 31, 2023, the Fund held the following OTC purchased options:
Description	Counterparty	Number of Contracts	Exercise Price		Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Fair Value
Put
JPY/USD Currency Put Option	HSB	-	JPY	141.70	1/16/2024	JPY	182,917	$13,763	$15,778
Call
GBP/JPY Currency Call Option	GS	-	GBP	185.20	1/02/2024	GBP	327	$3,297	$0
USD/JPY Currency Call Option	GS	-	USD	149.10	1/25/2024	USD	632	$5,420	$75
EUR/JPY Currency Call Option	GS	-	EUR	159.35	1/04/2024	EUR	657	$5,151	$4
								$27,631	$15,857
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023, the Fund held the following OTC written options:
Description	Counterparty	Number of Contracts	Exercise Price		Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Fair Value
Put
GBP/JPY Currency Put Option	GS	-	GBP	180.00	01/02/2024	GBP	327	$ (1,895)	$ (1,109)
USD/JPY Currency Put Option	GS	-	USD	143.90	01/25/2024	USD	632	(4,105)	(16,845)
EUR/JPY Currency Put Option	GS	-	EUR	155.65	01/04/2024	EUR	657	(3,192)	(2,726)
JPY/USD Currency Put Option	HSB	-	JPY	145.50	01/16/2024	JPY	182,917	(3,058)	(44,625)
Call
GBP/JPY Currency Call Option	GS	-	GBP	188.00	01/02/2024	GBP	327	(1,299)	0
USD/JPY Currency Call Option	GS	-	USD	153.00	01/25/2024	USD	632	(1,584)	(4)
EUR/JPY Currency Call Option	GS	-	EUR	162.00	01/04/2024	EUR	657	(1,502)	(1)
JPY/USD Currency Call Option	HSB	-	JPY	138.79	01/16/2024	JPY	182,916	(10,705)	(22,302)
								$(27,340)	$(87,612)
Abbreviations
AUD BBR BBSW	Australian Bank Bill is the interest rate banks charge each other for short-term loans.
BA	Bank of America Corp
BB	Barclays Bank PLC
BBH	Brown Brothers Harriman
BNP	BNP Paribas Securities Corp
CA	Credit Agricole
CGM	Citigroup Global Markets
CNYOFFIRS	China Loan Prime Rate
CORRA	Canadian Overnight Repo Rate Average
CZK PRIBOR	Prague Interbank Offered Rate at which unsecured CZK funds are offered by Panel Banks in the interbank market.
EUR CPTFEMU	Euro-Zone Harmonized Index of Consumer Prices Ex. Tabacco Unrevised Series NSA Index
EURIBOR	Euro Interbank Offered Rate is the interest rate published by European Money Markets Institute, that banks offer to lend unsecured funds to other banks.
GS	Goldman Sachs
HSB	HSBC Bank USA
ILS TELBOR01	Bank of Israel Interest Rate Fixings is the interest rate on inter-bank loans
JPM	JP Morgan Chase & Co
JPY TONA OIS	Tokyo Swap Rate
KRW CD KSDA	South Korea Interbank Offered Rate
MS	Morgan Stanley & Co LLC
NOK NIBOR OIBOR	The Norwegian Krone Interbank Offered Rate
NZD BBR FRA	The rate for the New Zealand Dollar bills of exchange for a period of designated maturity.
RBS	Royal Bank of Scotland
RCM	RBC Capital Markets
SAH	Standard Chartered Bank
SEB	Skandinaviska Enskilda Banken AB
SEK STIBOR	Swedish Krona Stockholm Interbank Offered Rate
SG	Societe General SA
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate
SONIA	Sterling Overnight Interbank Average Rate is the effective overnight interest rate paid by banks for unsecured transactions in the British sterling market.
SSB	State Street Bank
TD	Toronto Dominion Bank
UBS	UBS AG
USD CPURNSA	US CPI Urban Consumers NSA Index
WF	Wells Fargo Bank NA
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro Dollar
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2023
Summary of Investments by Country as of December 31, 2023.
Country	Fair Value	Percentage of Fund Investments
United States	$274,910,968	48.98%
Mexico	40,549,693	7.22
Japan	25,717,934	4.58
United Kingdom	21,865,401	3.90
Italy	20,364,370	3.63
France	17,768,577	3.17
Romania	17,389,465	3.10
Germany	16,260,746	2.90
South Korea	10,467,058	1.86
Spain	10,060,575	1.79
South Africa	10,042,362	1.79
Switzerland	9,792,429	1.74
New Zealand	9,229,274	1.64
China	7,958,819	1.42
Netherlands	7,411,546	1.32
Greece	5,673,680	1.01
Canada	5,364,656	0.96
Austria	4,491,935	0.80
Luxembourg	4,032,298	0.72
Australia	3,971,287	0.71
Belgium	3,618,615	0.64
Israel	3,439,170	0.61
Togo	3,096,621	0.55
Egypt	2,821,444	0.50
Estonia	2,727,225	0.49
Cayman Islands	2,622,472	0.47
Ireland	2,435,352	0.43
Peru	2,031,888	0.36
Indonesia	1,965,082	0.35
Denmark	1,864,712	0.33
Latvia	1,730,107	0.31
Iceland	1,664,576	0.30
Thailand	1,240,643	0.22
Chile	1,077,297	0.19
Singapore	988,732	0.18
Bermuda	842,560	0.15
Finland	776,283	0.14
Hungary	716,214	0.13
Portugal	609,931	0.11
Poland	571,833	0.10
Sweden	430,844	0.08
Nigeria	349,387	0.06
Slovenia	316,210	0.06
Total	$561,260,271	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
BANK LOANS
	American Airlines Inc(b)
$ 1,901,842	10.43%,04/20/2028 3-mo. SOFR + 5.10%	$ 1,952,954
440,000	8.87%,05/17/2029 3-mo. SOFR + 3.54%	441,650
433,913	Aretec Group Inc(b) 9.96%, 08/09/2030 1-mo. SOFR + 4.60%	433,302
265,757	Asurion LLC(b) 8.72%, 07/31/2027 1-mo. SOFR + 3.37%	263,480
670,431	Cengage Learning Inc(b) 10.41%, 07/14/2026 3-mo. SOFR + 5.07%	671,650
645,899	Clear Channel Outdoor Holdings Inc(b) 9.14%, 08/21/2026 3-mo. SOFR + 3.81%	638,471
769,188	Cloud Software Group Inc(b) 9.95%, 03/30/2029 3-mo. SOFR + 4.62%	759,092
287,925	CMG Media Corp(b) 9.70%, 12/17/2026 1-mo. SOFR + 4.34%	265,971
1,205,592	CP Atlas Buyer Inc(b) 9.21%, 11/23/2027 1-mo. SOFR + 3.85%	1,183,740
509,040	CQP Holdco LP(b) 9.20%, 05/27/2028 1-mo. SOFR + 3.85%	509,387
272,656	Crocs Inc(b) 8.83%, 02/19/2029 1-mo. SOFR + 3.48%	273,376
415,351	DirectV Financing LLC(b) 10.65%, 08/02/2027 3-mo. SOFR + 5.32%	415,766
	Filtration Group Corp(b)
511,850	8.97%,10/21/2028 1-mo. SOFR + 3.62%	512,348
208,425	9.72%,10/21/2028 1-mo. SOFR + 4.37%	209,250
267,956	Garda World Security Corp(b) 9.72%, 10/30/2026 3-mo. SOFR + 4.39%	267,997
307,410	Greeneden Holdings II LLC(b) 9.47%, 12/01/2027 1-mo. SOFR + 4.12%	308,323
320,000	HERTZ Corp(b) 9.11%, 06/30/2028 1-mo. SOFR + 3.75%	318,960
700,190	iHeartCommunications Inc(b) 8.72%, 05/01/2026 1-mo. SOFR + 3.37%	600,996
1,091,237	IRB Holding Corp(b) 8.46%, 12/15/2027 1-mo. SOFR + 3.10%	1,091,857
854,626	Klockner Pentaplast of America Inc(b) 10.48%, 02/12/2026 6-mo. SOFR + 5.32%	803,349
728,851	LBM Acquisition LLC(b) 9.20%, 12/17/2027 1-mo. SOFR + 3.84%	720,044
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 194,025	LSF11 A5 HoldCo LLC(b) 9.71%, 10/15/2028 1-mo. SOFR + 4.35%	$ 194,349
218,879	Madison IAQ LLC(b) 8.72%, 06/21/2028 1-mo. SOFR + 3.37%	216,690
485,304	Mattress Firm Inc(b) 9.86%, 09/25/2028 3-mo. SOFR + 4.53%	480,208
447,704	Michaels Cos Inc(b) 9.86%, 04/15/2028 3-mo. SOFR + 4.53%	371,594
906,198	Neptune Bidco US Inc(b) 10.51%, 04/11/2029 3-mo. SOFR + 5.18%	826,906
	Nouryon Finance BV(b)
697,024	9.44%,04/03/2028 1-mo. SOFR + 4.09%	698,592
888,580	9.47%,04/03/2028 3-mo. SOFR + 4.14%	890,802
965,300	Olympus Water US Holding Corp(b) 9.36%, 11/09/2028 3-mo. SOFR + 4.03%	962,452
241,871	One Call Corp(b) 11.14%, 04/22/2027 3-mo. SOFR + 5.81%	208,009
820,235	PECF USS Intermediate Holding III Corp(b) 9.89%, 12/15/2028 3-mo. SOFR + 4.56%	634,657
841,325	PetsMart LLC(b) 9.21%, 02/11/2028 1-mo. SOFR + 3.85%	830,808
635,000	Proofpoint Inc(b) 11.72%, 08/31/2029 1-mo. SOFR + 6.37%	637,977
1,022,085	Rocket Software Inc(b) 9.70%, 11/28/2025 1-mo. SOFR + 4.35%	1,002,353
919,039	UKG Inc(b) 8.76%, 05/04/2026 3-mo. SOFR + 3.43%	920,606
733,934	United AirLines Inc(b) 9.22%, 04/21/2028 1-mo. SOFR + 3.87%	735,494
540,439	VM Consolidated Inc(b) 8.72%, 03/24/2028 1-mo. SOFR + 3.37%	542,297
485,026	White Cap Buyer LLC(b) 9.11%, 10/19/2027 1-mo. SOFR + 3.75%	485,935
TOTAL BANK LOANS — 5.52% (Cost $23,397,261)		$ 23,281,692
CORPORATE BONDS AND NOTES
Basic Materials — 5.08%
945,000	ArcelorMittal SA 7.00%, 10/15/2039	1,022,219

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Basic Materials — (continued)
	ATI Inc
$ 1,000,000	5.88%, 12/01/2027(c)	$ 985,449
460,000	4.88%, 10/01/2029	428,702
920,000	7.25%, 08/15/2030	957,160
954,000	Avient Corp(c)(d) 7.13%, 08/01/2030	992,407
1,365,000	Axalta Coating Systems LLC(d) 3.38%, 02/15/2029	1,224,991
679,000	Big River Steel LLC / BRS Finance Corp(d) 6.63%, 01/31/2029	692,295
210,000	Celanese US Holdings LLC 6.33%, 07/15/2029	220,137
1,615,000	Commercial Metals Co 4.38%, 03/15/2032	1,449,391
	Constellium SE
500,000	5.63%, 06/15/2028(d)	487,961
300,000	EUR, 3.13%, 07/15/2029	303,862
860,000	First Quantum Minerals Ltd(d) 8.63%, 06/01/2031	728,850
1,125,000	FMG Resources August 2006 Pty Ltd(d) 6.13%, 04/15/2032	1,133,104
1,040,000	Herens Holdco SARL(d) 4.75%, 05/15/2028	853,202
895,000	Hudbay Minerals Inc(d) 6.13%, 04/01/2029	877,528
	Mercer International Inc
300,000	12.88%, 10/01/2028(d)	327,916
510,000	5.13%, 02/01/2029(c)	438,064
1,510,000	Novelis Corp(d) 3.88%, 08/15/2031	1,330,664
280,000	Novelis Sheet Ingot GmbH EUR, 3.38%, 04/15/2029	291,489
	Olympus Water US Holding Corp(d)
1,745,000	4.25%, 10/01/2028(c)	1,570,141
60,000	9.75%, 11/15/2028	63,684
2,070,000	SCIH Salt Holdings Inc(d) 4.88%, 05/01/2028	1,936,105
515,000	SCIL IV LLC / SCIL USA Holdings LLC(d) 5.38%, 11/01/2026	494,365
300,000	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc(d) 5.13%, 04/01/2029	122,247
750,000	Tronox Inc(c)(d) 4.63%, 03/15/2029	664,349
	WR Grace Holdings LLC(d)
500,000	5.63%, 08/15/2029	439,978
1,395,000	7.38%, 03/01/2031	1,395,425
		21,431,685
Communications — 9.61%
250,000	Altice Financing SA(d) 5.00%, 01/15/2028	226,615
	Altice France SA(d)
465,000	5.50%, 01/15/2028	382,962
2,175,000	5.50%, 10/15/2029	1,705,470
Principal Amount(a)		Fair Value
Communications — (continued)
$ 1,445,000	Arches Buyer Inc(d) 4.25%, 06/01/2028	$ 1,308,642
	CCO Holdings LLC / CCO Holdings Capital Corp
3,305,000	5.38%, 06/01/2029(d)	3,115,248
2,765,000	4.75%, 03/01/2030(d)	2,526,560
755,000	4.50%, 08/15/2030(d)	680,621
590,000	4.25%, 02/01/2031(d)	515,619
350,000	4.75%, 02/01/2032(d)	308,686
3,405,000	4.50%, 05/01/2032	2,916,262
180,000	CommScope Inc(d) 6.00%, 03/01/2026	160,466
4,980,000	CSC Holdings LLC(d) 5.38%, 02/01/2028	4,399,000
565,000	Directv Financing LLC / Directv Financing Co-Obligor Inc(d) 5.88%, 08/15/2027	530,861
	DISH DBS Corp
990,000	5.25%, 12/01/2026(d)	848,182
210,000	5.75%, 12/01/2028(d)	167,496
475,000	5.13%, 06/01/2029	244,810
	Frontier Communications Holdings LLC(d)
1,065,000	5.88%, 10/15/2027	1,028,898
735,000	8.75%, 05/15/2030	756,101
	Gen Digital Inc(d)
10,000	6.75%, 09/30/2027	10,173
555,000	7.13%, 09/30/2030(c)	579,875
1,470,000	Gray Escrow II Inc(d) 5.38%, 11/15/2031	1,109,112
	iHeartCommunications Inc
252	8.38%, 05/01/2027	164
275,000	5.25%, 08/15/2027(c)(d)	218,508
	Level 3 Financing Inc(d)
1,414,000	4.25%, 07/01/2028	699,930
514,000	10.50%, 05/15/2030	498,418
	Match Group Holdings II LLC(d)
457,000	5.00%, 12/15/2027	446,242
845,000	4.63%, 06/01/2028	809,087
10,000	4.13%, 08/01/2030	9,074
630,000	3.63%, 10/01/2031(c)	544,333
1,960,000	McGraw-Hill Education Inc(c)(d) 5.75%, 08/01/2028	1,889,930
45,000	Netflix Inc 5.88%, 02/15/2025	45,370
	News Corp(d)
800,000	3.88%, 05/15/2029	735,576
445,000	5.13%, 02/15/2032	422,488
245,000	Nexstar Media Inc(d) 4.75%, 11/01/2028	225,763
	Outfront Media Capital LLC / Outfront Media Capital Corp(c)(d)
695,000	5.00%, 08/15/2027	671,785
750,000	7.38%, 02/15/2031	787,605
330,000	Scripps Escrow II Inc(c)(d) 3.88%, 01/15/2029	291,862
	Sirius XM Radio Inc
1,115,000	4.00%, 07/15/2028(d)	1,031,200
870,000	3.88%, 09/01/2031(c)	744,273

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Communications — (continued)
$ 595,000	T-Mobile USA Inc 2.88%, 02/15/2031	$ 524,271
410,000	Townsquare Media Inc(d) 6.88%, 02/01/2026	401,636
835,000	TripAdvisor Inc(d) 7.00%, 07/15/2025	836,987
	Univision Communications Inc(d)
555,000	6.63%, 06/01/2027	553,486
860,000	8.00%, 08/15/2028	887,193
595,000	7.38%, 06/30/2030	593,294
1,770,000	Virgin Media Finance PLC(c)(d) 5.00%, 07/15/2030	1,560,542
580,000	Virgin Media Secured Finance PLC(d) 4.50%, 08/15/2030	516,374
555,000	VZ Secured Financing BV(d) 5.00%, 01/15/2032	473,815
610,000	Ziggo Bond Co BV(c)(d) 6.00%, 01/15/2027	593,690
		40,534,555
Consumer, Cyclical — 14.92%
2,690,000	1011778 BC Unlimited Liability Co / New Red Finance Inc(d) 4.00%, 10/15/2030	2,412,658
555,000	Allison Transmission Inc(d) 3.75%, 01/30/2031	490,370
	American Airlines Inc / AAdvantage Loyalty IP Ltd(d)
337,500	5.50%, 04/20/2026	335,065
405,000	5.75%, 04/20/2029	394,779
1,235,000	American Builders & Contractors Supply Co Inc(d) 3.88%, 11/15/2029	1,100,964
870,000	Aramark Services Inc(d) 5.00%, 02/01/2028	843,935
	Asbury Automotive Group Inc(c)(d)
180,000	4.63%, 11/15/2029	166,608
90,000	5.00%, 02/15/2032	81,792
1,055,000	Banijay Entertainment SASU(d) 8.13%, 05/01/2029	1,086,159
	Bath & Body Works Inc(c)
675,000	7.50%, 06/15/2029	701,367
530,000	6.63%, 10/01/2030(d)	541,688
600,000	6.75%, 07/01/2036	603,790
	Beacon Roofing Supply Inc(d)
160,000	4.50%, 11/15/2026(c)	155,132
1,065,000	4.13%, 05/15/2029	970,914
175,000	6.50%, 08/01/2030	178,933
830,000	Boyd Gaming Corp(c)(d) 4.75%, 06/15/2031	761,794
	Caesars Entertainment Inc(d)
2,305,000	4.63%, 10/15/2029	2,079,125
1,750,000	7.00%, 02/15/2030	1,794,515
265,000	Caesars Resort Collection LLC / CRC Finco Inc(d) 5.75%, 07/01/2025	264,972
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
	Carnival Corp(d)
$ 1,575,000	5.75%, 03/01/2027	$ 1,536,308
205,000	7.00%, 08/15/2029(c)	214,045
1,815,000	10.50%, 06/01/2030(c)	1,985,247
570,000	Carnival Holdings Bermuda Ltd(d) 10.38%, 05/01/2028	620,399
1,035,000	Churchill Downs Inc(d) 5.75%, 04/01/2030	1,009,116
570,000	Cinemark USA Inc(c)(d) 5.88%, 03/15/2026	557,894
201,000	Clarios Global LP(d) 6.75%, 05/15/2025	202,769
	Clarios Global LP / Clarios US Finance Co
185,000	EUR, 4.38%, 05/15/2026	202,491
1,738,000	6.75%, 05/15/2028(d)	1,773,134
580,000	Crocs Inc(d) 4.25%, 03/15/2029	519,526
1,525,000	Everi Holdings Inc(d) 5.00%, 07/15/2029	1,384,290
1,815,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc(d) 4.63%, 01/15/2029	1,646,876
	Ford Motor Credit Co LLC
2,130,000	7.35%, 03/06/2030	2,288,261
4,105,000	4.00%, 11/13/2030(c)	3,683,367
1,795,000	Goodyear Tire & Rubber Co(c) 5.63%, 04/30/2033	1,609,016
970,000	Hilton Domestic Operating Co Inc 4.88%, 01/15/2030	940,082
1,110,000	IHO Verwaltungs GmbH(e) EUR, 8.75%, 05/15/2028 PIK rate, 9.5%	1,332,517
760,000	Kontoor Brands Inc(d) 4.13%, 11/15/2029	685,708
1,335,000	Las Vegas Sands Corp 3.90%, 08/08/2029	1,230,078
1,015,000	Levi Strauss & Co(c)(d) 3.50%, 03/01/2031	878,827
1,245,000	LGI Homes Inc(d) 8.75%, 12/15/2028	1,324,369
	Light & Wonder International Inc(d)
1,490,000	7.25%, 11/15/2029	1,525,626
310,000	7.50%, 09/01/2031	323,347
	Live Nation Entertainment Inc(d)
590,000	5.63%, 03/15/2026	584,607
390,000	6.50%, 05/15/2027	396,834
	Mattel Inc(d)
80,000	3.38%, 04/01/2026	76,077
670,000	3.75%, 04/01/2029	611,974
500,000	NCL Corp Ltd(d) 8.13%, 01/15/2029	522,291
1,615,000	Penn Entertainment Inc(d) 5.63%, 01/15/2027	1,565,715

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
	PetSmart Inc / PetSmart Finance Corp(d)
$ 795,000	4.75%, 02/15/2028	$ 749,513
845,000	7.75%, 02/15/2029	822,031
1,025,000	Ritchie Bros Holdings Inc(d) 7.75%, 03/15/2031	1,092,763
	Royal Caribbean Cruises Ltd(d)
265,000	4.25%, 07/01/2026	255,957
1,130,000	5.50%, 08/31/2026	1,118,867
2,220,000	9.25%, 01/15/2029	2,387,883
670,000	7.25%, 01/15/2030	699,735
1,280,000	Scientific Games Holdings LP / Scientific Games US FinCo Inc(d) 6.63%, 03/01/2030	1,210,150
	Station Casinos LLC(d)
1,225,000	4.50%, 02/15/2028	1,154,965
210,000	4.63%, 12/01/2031(c)	189,352
1,300,000	Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp(d) 5.88%, 05/15/2025	1,291,424
360,000	Tapestry Inc 7.70%, 11/27/2030	378,973
	Taylor Morrison Communities Inc(d)
330,000	5.88%, 06/15/2027	331,650
845,000	5.75%, 01/15/2028	848,876
465,000	5.13%, 08/01/2030	449,832
1,000,000	Victoria's Secret & Co(c)(d) 4.63%, 07/15/2029	835,296
1,010,000	Warnermedia Holdings Inc 4.28%, 03/15/2032	924,356
1,405,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp(d) 5.25%, 05/15/2027	1,367,210
	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp(d)
220,000	5.13%, 10/01/2029	207,633
400,000	7.13%, 02/15/2031(c)	416,569
		62,928,386
Consumer, Non-Cyclical — 9.58%
200,000	180 Medical Inc(d) 3.88%, 10/15/2029	180,150
975,000	ADT Security Corp(d) 4.13%, 08/01/2029	897,244
	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC(d)
290,000	7.50%, 03/15/2026	295,388
1,635,000	4.88%, 02/15/2030	1,565,229
	Allied Universal Holdco LLC / Allied Universal Finance Corp / Atlas Luxco 4 SARL
345,000	EUR, 3.63%, 06/01/2028	333,684
1,205,000	4.63%, 06/01/2028(d)	1,095,455
	Avis Budget Finance PLC
855,000	EUR, 7.25%, 07/31/2030(d)	1,009,792
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 260,000	EUR, 7.25%, 07/31/2030	$ 307,071
945,000	Bausch & Lomb Escrow Corp(d) 8.38%, 10/01/2028	996,918
	Bausch Health Cos Inc(d)
1,125,000	6.13%, 02/01/2027	759,375
1,725,000	4.88%, 06/01/2028	1,038,869
1,070,000	Block Inc(c) 3.50%, 06/01/2031	950,107
620,000	Carriage Services Inc(d) 4.25%, 05/15/2029	550,647
925,000	Centene Corp 4.63%, 12/15/2029	886,822
855,000	Charles River Laboratories International Inc(d) 4.00%, 03/15/2031	772,393
	CHS / Community Health Systems Inc(d)
1,475,000	6.00%, 01/15/2029	1,327,692
1,495,000	5.25%, 05/15/2030	1,250,338
475,000	Coty Inc / HFC Prestige Products Inc / HFC Prestige International US LLC(d) 6.63%, 07/15/2030	487,972
940,000	Coty Inc/HFC Prestige Products Inc/HFC Prestige International US LLC(c)(d) 4.75%, 01/15/2029	896,581
830,000	Elanco Animal Health Inc(c) 6.65%, 08/28/2028	860,038
	Garda World Security Corp(d)
220,000	4.63%, 02/15/2027	212,122
840,000	7.75%, 02/15/2028(c)	869,072
705,000	Gartner Inc(d) 3.75%, 10/01/2030	623,200
685,000	GTCR W-2 Merger Sub LLC(d) 7.50%, 01/15/2031	723,855
	HCA Inc
530,000	5.63%, 09/01/2028	542,385
655,000	3.50%, 09/01/2030	593,775
1,020,000	Herc Holdings Inc(d) 5.50%, 07/15/2027	1,007,063
765,000	Jazz Securities Designated Activity Co(d) 4.38%, 01/15/2029	712,532
1,065,000	Lamb Weston Holdings Inc(d) 4.13%, 01/31/2030	981,856
1,870,000	Medline Borrower LP(d) 3.88%, 04/01/2029	1,690,750
1,035,000	Neptune Bidco US Inc(d) 9.29%, 04/15/2029	965,135
905,000	Organon & Co / Organon Foreign Debt Co-Issuer BV(d) 4.13%, 04/30/2028	833,018
	Owens & Minor Inc(c)
155,000	4.50%, 03/31/2029	136,721
515,000	6.63%, 04/01/2030(d)	491,729
	Prime Security Services Borrower LLC / Prime Finance Inc(d)
200,000	3.38%, 08/31/2027	185,439

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 365,000	6.25%, 01/15/2028(c)	$ 362,871
300,000	Sabre GLBL Inc(d) 8.63%, 06/01/2027	273,006
	Service Corp International
710,000	5.13%, 06/01/2029(c)	695,800
1,410,000	4.00%, 05/15/2031	1,262,655
660,000	Shift4 Payments LLC / Shift4 Payments Finance Sub Inc(d) 4.63%, 11/01/2026	641,791
865,000	Spectrum Brands Inc(d) 5.00%, 10/01/2029	825,318
	Tenet Healthcare Corp
1,230,000	4.88%, 01/01/2026	1,216,141
380,000	5.13%, 11/01/2027	371,469
2,150,000	4.25%, 06/01/2029	2,001,645
2,495,000	6.13%, 06/15/2030	2,522,662
295,000	Teva Pharmaceutical Finance Netherlands II BV EUR, 4.38%, 05/09/2030	305,089
	Teva Pharmaceutical Finance Netherlands III BV
695,000	6.75%, 03/01/2028(c)	710,290
910,000	5.13%, 05/09/2029	869,092
470,000	8.13%, 09/15/2031	512,573
	US Foods Inc(d)
460,000	4.75%, 02/15/2029	436,882
345,000	7.25%, 01/15/2032	359,736
		40,397,437
Diversified — 0.29%
1,150,000	Benteler International AG(c)(d) 10.50%, 05/15/2028	1,211,445
Energy — 9.90%
286,000	Antero Resources Corp(d) 7.63%, 02/01/2029	293,472
2,160,000	Callon Petroleum Co(c)(d) 7.50%, 06/15/2030	2,178,405
1,140,000	Chord Energy Corp(d) 6.38%, 06/01/2026	1,140,000
	Civitas Resources Inc(d)
455,000	8.38%, 07/01/2028	474,995
105,000	8.63%, 11/01/2030	111,376
1,290,000	8.75%, 07/01/2031	1,373,266
930,000	Comstock Resources Inc(d) 6.75%, 03/01/2029	850,492
375,000	Continental Resources Inc(d) 5.75%, 01/15/2031	373,297
1,175,000	Encino Acquisition Partners Holdings LLC(d) 8.50%, 05/01/2028	1,157,375
3,045,000	Endeavor Energy Resources LP / EER Finance Inc(d) 5.75%, 01/30/2028	3,047,874
1,720,000	Energy Transfer LP(f) 6.63%, Perpetual	1,436,182
1,515,000	EnLink Midstream LLC(d) 5.63%, 01/15/2028	1,497,854
Principal Amount(a)		Fair Value
Energy — (continued)
$ 155,000	EQT Corp 7.00%, 02/01/2030	$ 166,352
	Hess Midstream Operations LP(d)
510,000	5.13%, 06/15/2028	492,047
775,000	4.25%, 02/15/2030	713,000
965,000	5.50%, 10/15/2030	933,983
100,000	Kinder Morgan Inc 7.80%, 08/01/2031	114,282
995,000	Kinetik Holdings LP(d) 5.88%, 06/15/2030	976,147
1,565,000	Nabors Industries Inc(d) 7.38%, 05/15/2027	1,533,204
800,000	Occidental Petroleum Corp 6.20%, 03/15/2040	826,000
490,000	Ovintiv Inc 6.25%, 07/15/2033	506,547
505,000	Patterson-UTI Energy Inc 5.15%, 11/15/2029	481,718
2,265,000	Permian Resources Operating LLC(d) 6.88%, 04/01/2027	2,263,448
	Precision Drilling Corp(d)
535,000	7.13%, 01/15/2026	532,545
625,000	6.88%, 01/15/2029	602,706
1,145,000	Rockcliff Energy II LLC(d) 5.50%, 10/15/2029	1,082,155
885,000	Seadrill Finance Ltd(d) 8.38%, 08/01/2030	923,347
225,000	Seventy Seven Energy Inc(g)(h)(i) 6.63%, 11/15/2025	22
1,145,000	Sitio Royalties Operating Partnership LP / Sitio Finance Corp(d) 7.88%, 11/01/2028	1,186,472
	SM Energy Co
720,000	6.75%, 09/15/2026	718,125
775,000	6.50%, 07/15/2028(c)	775,357
	Southwestern Energy Co
1,455,000	5.38%, 02/01/2029	1,419,925
1,405,000	5.38%, 03/15/2030	1,371,915
828,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp(d) 5.50%, 01/15/2028	782,467
1,125,000	Transocean Aquila Ltd(d) 8.00%, 09/30/2028	1,141,837
346,750	Transocean Inc(d) 8.75%, 02/15/2030	362,271
1,305,000	Transocean Titan Financing Ltd(d) 8.38%, 02/01/2028	1,353,921
	USA Compression Partners LP / USA Compression Finance Corp
820,000	6.88%, 04/01/2026	816,541
390,000	6.88%, 09/01/2027	385,377
	Venture Global LNG Inc(d)
1,040,000	8.13%, 06/01/2028	1,050,293
800,000	9.50%, 02/01/2029	846,534

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Energy — (continued)
$ 1,310,000	8.38%, 06/01/2031	$ 1,309,322
745,000	9.88%, 02/01/2032	776,021
	Viper Energy Inc(d)
885,000	5.38%, 11/01/2027	868,908
505,000	7.38%, 11/01/2031	522,675
		41,770,052
Financial — 4.36%
345,000	AG Issuer LLC(d) 6.25%, 03/01/2028	342,952
845,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer(d) 4.25%, 10/15/2027	812,087
895,000	Ally Financial Inc 8.00%, 11/01/2031	980,473
235,000	AmWINS Group Inc(d) 4.88%, 06/30/2029	214,610
468,600	Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp(d) 7.00%, 04/15/2030	432,138
39,911	Apollo Global Management Inc 6.75%, 07/31/2026	2,242,998
635,000	Aretec Group Inc(d) 10.00%, 08/15/2030	674,783
995,000	Credit Acceptance Corp(d) 9.25%, 12/15/2028	1,060,620
230,000	Dresdner Funding Trust I(d) 8.15%, 06/30/2031	253,575
	Freedom Mortgage Corp(d)
505,000	7.63%, 05/01/2026	498,409
660,000	6.63%, 01/15/2027	629,883
415,000	12.00%, 10/01/2028	453,233
180,000	12.25%, 10/01/2030	197,596
300,000	GGAM Finance Ltd(d) 8.00%, 02/15/2027	307,512
	goeasy Ltd(d)
660,000	4.38%, 05/01/2026	635,444
490,000	9.25%, 12/01/2028	523,305
340,000	HUB International Ltd(d) 7.25%, 06/15/2030	359,118
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
340,000	6.25%, 05/15/2026	324,398
525,000	5.25%, 05/15/2027	471,568
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp REIT(d)
820,000	4.25%, 02/01/2027	772,622
295,000	4.75%, 06/15/2029	265,997
393,000	Lloyds Banking Group PLC(f) 7.50%, Perpetual	389,032
	Nationstar Mortgage Holdings Inc(d)
810,000	5.50%, 08/15/2028	778,879
895,000	5.75%, 11/15/2031	834,505
	OneMain Finance Corp
240,000	7.13%, 03/15/2026	244,509
760,000	6.63%, 01/15/2028(c)	767,250
Principal Amount(a)		Fair Value
Financial — (continued)
$ 915,000	5.38%, 11/15/2029(c)	$ 856,805
	PennyMac Financial Services Inc(d)
190,000	5.38%, 10/15/2025	187,773
720,000	7.88%, 12/15/2029	741,144
660,000	PHH Mortgage Corp(d) 7.88%, 03/15/2026	591,095
23,000	Realogy Group LLC / Realogy Co-Issuer Corp(c)(d) 5.75%, 01/15/2029	17,875
	Societe Generale SA(d)(f)
330,000	4.75%, Perpetual	289,475
295,000	5.38%, Perpetual	241,349
		18,393,012
Industrial — 10.36%
560,000	Amsted Industries Inc(d) 4.63%, 05/15/2030	512,523
	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC(d)
275,000	3.25%, 09/01/2028	240,576
1,500,000	4.00%, 09/01/2029(c)	1,269,715
235,000	Ball Corp EUR, 1.50%, 03/15/2027	242,708
850,000	Boise Cascade Co(d) 4.88%, 07/01/2030	798,099
	Bombardier Inc(d)
416,000	7.13%, 06/15/2026(c)	414,058
679,000	7.88%, 04/15/2027	679,119
250,000	7.50%, 02/01/2029(c)	254,144
1,225,000	8.75%, 11/15/2030(c)	1,304,261
	Builders FirstSource Inc(d)
670,000	4.25%, 02/01/2032	604,327
425,000	6.38%, 06/15/2032(c)	433,999
960,000	Camelot Return Merger Sub Inc(d) 8.75%, 08/01/2028	974,428
1,000,000	Cemex SAB de CV(f) 9.13%, Perpetual	1,065,000
	Chart Industries Inc(d)
700,000	7.50%, 01/01/2030	731,673
1,765,000	9.50%, 01/01/2031	1,917,092
175,000	Clean Harbors Inc(d) 6.38%, 02/01/2031	177,810
295,000	Covanta Holding Corp(d) 4.88%, 12/01/2029	257,739
815,000	Emerald Debt Merger Sub LLC(d) 6.63%, 12/15/2030	832,417
	GFL Environmental Inc(d)
955,000	4.00%, 08/01/2028	882,795
1,180,000	4.75%, 06/15/2029	1,111,513
265,000	6.75%, 01/15/2031	273,024
	Graphic Packaging International LLC
230,000	EUR, 2.63%, 02/01/2029	233,838
1,040,000	3.75%, 02/01/2030(d)	936,220

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 2,145,000	Great Lakes Dredge & Dock Corp(c)(d) 5.25%, 06/01/2029	$ 1,823,702
	Howmet Aerospace Inc
315,000	3.00%, 01/15/2029	287,831
720,000	5.95%, 02/01/2037	751,555
1,935,000	Imola Merger Corp(d) 4.75%, 05/15/2029	1,838,451
990,000	Intelligent Packaging Ltd Finco Inc / Intelligent Packaging Ltd Co-Issuer LLC(d) 6.00%, 09/15/2028	922,254
1,150,000	JELD-WEN Inc(c)(d) 4.88%, 12/15/2027	1,086,750
935,000	Louisiana-Pacific Corp(d) 3.63%, 03/15/2029	837,248
1,255,000	Madison IAQ LLC(d) 4.13%, 06/30/2028	1,140,971
	Masonite International Corp(d)
355,000	5.38%, 02/01/2028	340,800
655,000	3.50%, 02/15/2030	567,767
1,030,000	Mauser Packaging Solutions Holding Co(d) 7.88%, 08/15/2026	1,048,211
310,000	MIWD Holdco II LLC / MIWD Finance Corp(d) 5.50%, 02/01/2030	274,350
840,000	Owens-Brockway Glass Container Inc(d) 7.25%, 05/15/2031	851,668
700,000	Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer Inc(d) 4.38%, 10/15/2028	654,426
400,000	Prysmian SpA(j) EUR, 0.00%, 02/02/2026	489,151
690,000	Roller Bearing Co of America Inc(d) 4.38%, 10/15/2029	638,547
	Sensata Technologies BV(d)
1,250,000	4.00%, 04/15/2029	1,161,644
870,000	5.88%, 09/01/2030(c)	864,359
820,000	Smyrna Ready Mix Concrete LLC(d) 8.88%, 11/15/2031	861,964
	Spirit AeroSystems Inc(d)
410,000	9.38%, 11/30/2029	448,652
1,240,000	9.75%, 11/15/2030	1,332,968
	Standard Industries Inc(d)
225,000	5.00%, 02/15/2027	219,361
1,185,000	4.75%, 01/15/2028	1,140,793
225,000	4.38%, 07/15/2030	206,637
860,000	3.38%, 01/15/2031	739,833
530,000	Terex Corp(d) 5.00%, 05/15/2029	499,525
205,000	TK Elevator Midco GmbH EUR, 4.38%, 07/15/2027	218,796
	TransDigm Inc
1,415,000	5.50%, 11/15/2027	1,386,314
910,000	6.75%, 08/15/2028(d)	931,005
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 595,000	4.63%, 01/15/2029(c)	$ 558,631
1,995,000	4.88%, 05/01/2029	1,864,695
560,000	6.88%, 12/15/2030(d)	576,800
170,000	7.13%, 12/01/2031(d)	178,146
900,000	TTM Technologies Inc(d) 4.00%, 03/01/2029	817,587
		43,708,470
Technology — 2.90%
250,000	Boxer Parent Co Inc(d) 7.13%, 10/02/2025	251,340
710,000	CDW LLC / CDW Finance Corp 3.25%, 02/15/2029	649,220
325,000	Central Parent Inc / CDK Global Inc(d) 7.25%, 06/15/2029	331,454
560,000	Clarivate Science Holdings Corp(d) 3.88%, 07/01/2028	528,021
3,195,000	Cloud Software Group Inc(d) 6.50%, 03/31/2029	3,043,048
1,045,000	Crowdstrike Holdings Inc(c) 3.00%, 02/15/2029	944,394
2,020,000	NCR Voyix Corp(d) 5.13%, 04/15/2029	1,920,215
740,000	RingCentral Inc(d) 8.50%, 08/15/2030	756,650
	Seagate HDD Cayman
245,000	3.13%, 07/15/2029	198,445
220,000	9.63%, 12/01/2032	251,570
	Twilio Inc
1,345,000	3.63%, 03/15/2029(c)	1,227,025
485,000	3.88%, 03/15/2031	431,895
1,850,000	ZoomInfo Technologies LLC / ZoomInfo Finance Corp(d) 3.88%, 02/01/2029	1,677,941
		12,211,218
Utilities — 1.84%
	Calpine Corp(d)
1,145,000	4.63%, 02/01/2029	1,063,506
795,000	5.00%, 02/01/2031	728,789
340,000	Electricite de France SA(c)(d)(f) 9.13%, Perpetual	379,580
	NRG Energy Inc(d)
450,000	10.25%, Perpetual(f)	468,489
190,000	3.75%, 06/15/2024	187,791
185,000	Pacific Gas & Electric Co(h) 2.95%, 03/01/2026	175,226
1,430,000	PG&E Corp(c) 5.25%, 07/01/2030	1,379,300
390,000	Vistra Corp(d)(f) 7.00%, Perpetual	384,150
	Vistra Operations Co LLC(d)
1,565,000	5.00%, 07/31/2027	1,523,686
1,040,000	7.75%, 10/15/2031	1,080,133

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Utilities — (continued)
$ 380,000	6.95%, 10/15/2033	$ 399,926
		7,770,576
TOTAL CORPORATE BONDS AND NOTES — 68.84% (Cost $292,731,089)		$290,356,836
CONVERTIBLE BONDS
Basic Materials — 0.11%
508,000	MP Materials Corp(d) 0.25%, 04/01/2026	450,545
Communications — 4.19%
537,000	Airbnb Inc(j) 5.13%, 03/15/2026	482,280
791,000	Booking Holdings Inc(c) 0.75%, 05/01/2025	1,490,086
969,000	Cable One Inc 1.13%, 03/15/2028	734,018
302,000	DISH Network Corp(j) 31.25%, 12/15/2025	187,240
1,830,000	Etsy Inc 0.25%, 06/15/2028	1,465,098
639,000	Fiverr International Ltd(j) 6.85%, 11/01/2025	567,496
1,504,000	Liberty Broadband Corp(d) 3.13%, 03/31/2053	1,486,102
1,101,000	Liberty Media Corp-Liberty Formula One 2.25%, 08/15/2027	1,116,884
773,000	Match Group Financeco 3 Inc(d) 2.00%, 01/15/2030	671,041
1,154,000	Okta Inc 0.38%, 06/15/2026	1,020,136
495,000	Palo Alto Networks Inc 0.38%, 06/01/2025	1,466,685
1,513,000	Snap Inc(j) 7.43%, 05/01/2027	1,212,367
576,000	Spotify USA Inc(j) 6.17%, 03/15/2026	506,880
592,000	TechTarget Inc(j) 6.92%, 12/15/2026	491,360
1,279,000	Uber Technologies Inc(d) 0.88%, 12/01/2028	1,390,912
594,000	Upwork Inc 0.25%, 08/15/2026	503,771
	Wayfair Inc
963,000	0.63%, 10/01/2025	871,515
822,000	3.25%, 09/15/2027	1,012,129
742,000	Zillow Group Inc 1.38%, 09/01/2026	1,011,346
		17,687,346
Consumer, Cyclical — 2.02%
681,000	Carnival Corp 5.75%, 12/01/2027	1,117,521
839,000	DraftKings Holdings Inc(j) 5.88%, 03/15/2028	672,459
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 556,000	IMAX Corp 0.50%, 04/01/2026	$ 493,450
1,372,000	Live Nation Entertainment Inc(c)(d) 3.13%, 01/15/2029	1,558,043
	NCL Corp Ltd
166,000	5.38%, 08/01/2025	212,978
490,000	2.50%, 02/15/2027	458,640
816,000	Patrick Industries Inc 1.75%, 12/01/2028	926,160
828,000	Rivian Automotive Inc(d) 4.63%, 03/15/2029	1,162,512
273,000	Royal Caribbean Cruises Ltd 6.00%, 08/15/2025	726,726
694,000	Shake Shack Inc(j) 5.59%, 03/01/2028	562,692
694,000	Vail Resorts Inc(j) 6.20%, 01/01/2026	617,226
		8,508,407
Consumer, Non-Cyclical — 4.03%
649,000	Alnylam Pharmaceuticals Inc 1.00%, 09/15/2027	637,642
452,000	Ascendis Pharma A/S 2.25%, 04/01/2028	462,170
293,000	Beauty Health Co(d) 1.25%, 10/01/2026	218,109
419,000	BioMarin Pharmaceutical Inc(c) 1.25%, 05/15/2027	430,271
1,166,000	Block Inc 0.25%, 11/01/2027	957,577
219,000	Bridgebio Pharma Inc 2.50%, 03/15/2027	264,005
819,000	CONMED Corp 2.25%, 06/15/2027	818,509
361,000	Cytokinetics Inc 3.50%, 07/01/2027	633,555
2,116,000	Dexcom Inc(d) 0.38%, 05/15/2028	2,166,784
1,827,000	Exact Sciences Corp 0.38%, 03/01/2028	1,708,245
333,000	Guardant Health Inc(j) 11.05%, 11/15/2027	233,100
	Halozyme Therapeutics Inc
406,000	0.25%, 03/01/2027	350,946
191,000	1.00%, 08/15/2028	176,962
557,000	Innoviva Inc 2.50%, 08/15/2025	600,516
534,000	Insmed Inc 0.75%, 06/01/2028	609,828
355,000	Insulet Corp 0.38%, 09/01/2026	407,895
576,000	Integer Holdings Corp(d) 2.13%, 02/15/2028	734,976
291,000	Jazz Investments I Ltd 2.00%, 06/15/2026	293,474
775,000	Lantheus Holdings Inc 2.63%, 12/15/2027	868,465
630,000	MGP Ingredients Inc 1.88%, 11/15/2041	733,950

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 311,000	Mirum Pharmaceuticals Inc(d) 4.00%, 05/01/2029	$ 377,865
353,000	Revance Therapeutics Inc(c) 1.75%, 02/15/2027	268,059
405,000	Sarepta Therapeutics Inc 1.25%, 09/15/2027	409,819
1,134,000	Shift4 Payments Inc 0.50%, 08/01/2027	1,056,775
476,000	Shockwave Medical Inc(d) 1.00%, 08/15/2028	463,386
733,000	Teladoc Health Inc(c) 1.25%, 06/01/2027	602,453
443,000	TransMedics Group Inc(d) 1.50%, 06/01/2028	500,058
		16,985,394
Energy — 0.19%
325,000	Nabors Industries Inc(d) 1.75%, 06/15/2029	234,617
461,000	Northern Oil and Gas Inc 3.63%, 04/15/2029	543,519
		778,136
Financial — 0.25%
419,000	Realogy Group LLC / Realogy Co-Issuer Corp 0.25%, 06/15/2026	328,412
629	SoFi Technologies Inc(d)(j) 6.74%, 10/15/2026	530
662,000	Welltower OP LLC REIT(d) 2.75%, 05/15/2028	731,907
		1,060,849
Industrial — 1.01%
989,000	Axon Enterprise Inc 0.50%, 12/15/2027	1,246,635
504,000	Granite Construction Inc(d) 3.75%, 05/15/2028	641,138
452,000	John Bean Technologies Corp 0.25%, 05/15/2026	407,885
747,000	Middleby Corp 1.00%, 09/01/2025	909,846
1,010,000	Tetra Tech Inc(d) 2.25%, 08/15/2028	1,058,581
		4,264,085
Technology — 4.88%
1,695,000	Akamai Technologies Inc 0.38%, 09/01/2027	1,887,382
863,000	Altair Engineering Inc 1.75%, 06/15/2027	1,115,427
1,177,000	Bentley Systems Inc 0.38%, 07/01/2027	1,052,826
415,000	BILL Holdings Inc(j) 6.36%, 04/01/2027	343,828
790,000	Ceridian HCM Holding Inc 0.25%, 03/15/2026	709,025
Principal Amount(a)		Fair Value
Technology — (continued)
$ 418,000	Cloudflare Inc(j) 4.32%, 08/15/2026	$ 375,364
402,000	Confluent Inc(j) 6.55%, 01/15/2027	335,188
523,000	Datadog Inc 0.13%, 06/15/2025	730,108
627,000	DigitalOcean Holdings Inc(j) 7.29%, 12/01/2026	516,899
967,000	Dropbox Inc(j) (0.15%), 03/01/2028	973,044
743,000	Envestnet Inc 2.63%, 12/01/2027	732,784
409,000	Everbridge Inc(c)(j) 7.21%, 03/15/2026	352,762
470,000	Evolent Health Inc(d) 3.50%, 12/01/2029	548,020
355,000	HubSpot Inc 0.38%, 06/01/2025	735,915
345,000	Impinj Inc 1.13%, 05/15/2027	375,636
	Lumentum Holdings Inc
406,000	0.50%, 12/15/2026	361,746
244,000	1.50%, 12/15/2029(d)	242,536
480,000	MongoDB Inc 0.25%, 01/15/2026	948,000
	ON Semiconductor Corp
298,000	(11.63%), 05/01/2027(j)	487,230
1,324,000	0.50%, 03/01/2029(d)	1,406,750
692,000	Progress Software Corp(c) 1.00%, 04/15/2026	729,022
1,152,000	Seagate HDD Cayman(d) 3.50%, 06/01/2028	1,389,888
1,096,000	Tyler Technologies Inc 0.25%, 03/15/2026	1,105,316
942,000	Unity Software Inc(j) 7.07%, 11/15/2026	782,802
1,206,000	Wolfspeed Inc 1.88%, 12/01/2029	821,889
698,000	Workiva Inc(d) 1.25%, 08/15/2028	703,933
552,000	Zscaler Inc 0.13%, 07/01/2025	836,556
		20,599,876
Utilities — 0.89%
998,000	CMS Energy Corp(d) 3.38%, 05/01/2028	987,022
1,277,000	NRG Energy Inc 2.75%, 06/01/2048	1,640,945
684,000	PG&E Corp(d) 4.25%, 12/01/2027	716,832
420,000	Southern Co(d) 3.88%, 12/15/2025	420,210
		3,765,009
TOTAL CONVERTIBLE BONDS — 17.57% (Cost $70,328,829)		$ 74,099,647

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
COMMON STOCK
Communications — 0.06%
900	Palo Alto Networks Inc(k)	$ 265,392
Energy — 0.51%
21,195	EQT Corp	819,399
9,000	Exxon Mobil Corp	899,820
29,910	Permian Resources Corp	406,776
		2,125,995
Financial — 0.07%
5,763	OneMain Holdings Inc	283,540
Industrial — 0.07%
8,430	GFL Environmental Inc	290,919
Utilities — 0.01%
338	Genon Energy Inc(i)(k)	56,480
TOTAL COMMON STOCK — 0.72% (Cost $2,960,990)		$ 3,022,326
CONVERTIBLE PREFERRED STOCK
Financial — 0.50%
1,763	Bank of America Corp 7.25%	2,123,798
Industrial — 0.42%
13,789	Chart Industries Inc 6.75%	779,906
7,632	RBC Bearings Inc 5.00%	994,068
		1,773,974
Utilities — 0.27%
29,821	NextEra Energy Inc 6.93%(c)	1,136,478
TOTAL CONVERTIBLE PREFERRED STOCK — 1.19% (Cost $4,969,926)		$ 5,034,250
RIGHTS
Utilities — 0.00%(l)
18,138	Texas Competitive Electric Holdings(i)(k)	22,673
TOTAL RIGHTS — 0.00%(l) (Cost $20,531)		$ 22,673
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 11.26%
$11,867,955	Undivided interest of 10.03% in a repurchase agreement (principal amount/value $118,664,201 with a maturity value of $118,734,608) with Citigroup Global Markets Inc, 5.34%, dated 12/31/23 to be repurchased at $11,867,955 on 1/2/24 collateralized by Government National Mortgage Association securities, 2.00% - 7.50%, 7/20/37 - 12/20/53, with a value of $121,037,485.(m)	$ 11,867,955
8,478,095	Undivided interest of 10.14% in a repurchase agreement (principal amount/value $83,874,265 with a maturity value of $83,924,030) with Bank of Montreal, 5.34%, dated 12/31/23 to be repurchased at $8,478,095 on 1/2/24 collateralized by various U.S. Government Agency securities, 4.50% - 6.50%, 12/1/38 - 12/1/53, with a value of $85,551,750.(m)	8,478,095
11,867,954	Undivided interest of 12.71% in a repurchase agreement (principal amount/value $93,637,100 with a maturity value of $93,692,762) with Bank of America Securities Inc, 5.35%, dated 12/31/23 to be repurchased at $11,867,954 on 1/2/24 collateralized by various U.S. Government Agency securities, 0.00% - 7.00%, 11/1/28 - 12/20/63, with a value of $95,509,842.(m)	11,867,954
3,389,861	Undivided interest of 43.50% in a repurchase agreement (principal amount/value $7,826,153 with a maturity value of $7,830,805) with TD Securities (USA) LLC, 5.35%, dated 12/31/23 to be repurchased at $3,389,861 on 1/2/24 collateralized by various U.S. Government Agency securities, 2.50% - 7.00%, 7/1/37 - 1/1/54, with a value of $7,982,676.(m)	3,389,861

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$11,867,955	Undivided interest of 9.88% in a repurchase agreement (principal amount/value $120,466,826 with a maturity value of $120,538,303) with RBC Capital Markets Corp, 5.34%, dated 12/31/23 to be repurchased at $11,867,955 on 1/2/24 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.50%, 1/15/24 - 12/1/53, with a value of $122,876,165.(m)	$ 11,867,955
TOTAL SHORT TERM INVESTMENTS — 11.26% (Cost $47,471,820)		$ 47,471,820
TOTAL INVESTMENTS — 105.10% (Cost $441,880,446)		$443,289,244
OTHER ASSETS & LIABILITIES, NET — (5.10)%		$ (21,508,245)
TOTAL NET ASSETS — 100.00%		$421,780,999
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2023.
(c)	All or a portion of the security is on loan at December 31, 2023.
(d)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(e)	Security is a payment-in-kind bond (PIK); income may be received in cash or additional securities at the discretion of the issuer.
(f)	Security has no contractual maturity date and pays an indefinite stream of interest.
(g)	Security in bankruptcy.
(h)	Security in default.
(i)	Security is fair valued using significant unobservable inputs.
(j)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(k)	Non-income producing security.
(l)	Represents less than 0.005% of net assets.
(m)	Collateral received for securities on loan.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate.
Currency Abbreviations:
EUR	Euro Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023 the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized (Depreciation)
BA	USD	194,253	EUR	179,100	03/20/2024	$(4,125)
GS	USD	104,554	EUR	96,400	03/20/2024	(2,222)
MS	USD	512,089	EUR	472,200	03/20/2024	(10,937)
RBS	USD	605,746	EUR	558,500	03/20/2024	(12,868)
SSB	USD	3,511,090	EUR	3,237,400	03/20/2024	(74,772)
					Net Depreciation	$(104,924)
At December 31, 2023, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation	Notional Amount (000)(a)		Value	Upfront Payments/ Receipts	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Appreciation	Implied Credit Spread(b)	Receive Frequency	Pay Frequency
Sell Credit Protection
CDX.NA.HY.41 (c)	USD	8,335	$487,614	$32,741	5.00%	12/20/2028	$454,873	3.56%	Quarterly	-
						Net Appreciation	$454,873
(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, are utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of period end, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(c)	Based on an index of North American High Yield bonds with investment grade credit ratings that trade in the credit default swap market.
Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro Dollar
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar
ZAR	South African Rand
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Municipal Bonds And Notes — 0.14%
$ 620,000	Louisiana Local Government Environmental Facilities & Community Development Authority 4.28%, 02/01/2036	$ 602,157
Non-Agency — 14.80%
1,000,000	37 Capital 1 Ltd(a)(b) Series 2021-1A Class A 6.86%, 10/15/2034 3-mo. SOFR + 1.46%	995,133
772,851	AMMC XI Ltd(a)(b) Series 2012-11A Class A1R2 6.66%, 04/30/2031 3-mo. SOFR + 1.27%	772,815
	Anchorage Capital Ltd(a)(b)
	Series 2014-3RA Class A
2,773,477	6.70%, 01/28/2031 3-mo. SOFR + 1.31%	2,773,327
	Series 2014-4RA Class A
3,670,056	6.70%, 01/28/2031 3-mo. SOFR + 1.31%	3,666,154
4,826,148	Apidos XII(a)(b) Series 2013-12A Class AR 6.74%, 04/15/2031 3-mo. SOFR + 1.34%	4,795,512
300,000	Bank of America Auto Trust(a) Series 2023-2A Class A2 5.85%, 08/17/2026	301,776
	Barclays Dryrock Issuance Trust
	Series 2023-1 Class A
1,900,000	4.72%, 02/15/2029	1,899,173
	Series 2023-2 Class A
2,600,000	6.23%, 08/15/2028(b) 1-mo. SOFR + 0.90%	2,606,111
1,000,000	Capital One Multi-Asset Execution Trust Series 2022-A3 Class A 4.95%, 10/15/2027	1,002,718
3,400,000	Cathedral Lake VI Ltd(a)(b) Series 2021-6A Class AN 6.89%, 04/25/2034 3-mo. SOFR + 1.51%	3,376,863
675,000	Citibank Credit Card Issuance Trust Series 2023-A1 Class A1 5.23%, 12/08/2027	680,256
2,000,000	Clover Ltd(a)(b) Series 2019-2A Class AR 6.74%, 10/25/2033 3-mo. SOFR + 1.36%	1,999,910
1,000,000	Discover Card Execution Note Trust Series 2023-A1 Class A 4.31%, 03/15/2028	993,017
4,105,394	Dryden Ltd(a)(b) Series 2018-57A Class A 6.65%, 05/15/2031 3-mo. SOFR + 1.27%	4,104,561
Principal Amount		Fair Value
Non-Agency — (continued)
$ 92,221	Educational Funding of the South Inc(b) Series 2011-1 Class A2 6.25%, 04/25/2035 3-mo. SOFR + 0.91%	$ 92,145
	Ford Credit Auto Owner Trust
	Series 2021-1 Class A
500,000	1.37%, 10/17/2033(a)	462,149
	Series 2023-C Class A2A
600,000	5.68%, 09/15/2026	603,178
4,282,329	Galaxy XXI Ltd(a)(b) Series 2015-21A Class AR 6.70%, 04/20/2031 3-mo. SOFR + 1.28%	4,280,380
1,025,000	GM Financial Consumer Automobile Receivables Trust Series 2023-4 Class A2A 5.89%, 11/16/2026	1,030,498
1,500,000	Halseypoint Ltd(a)(b) Series 2023-7A Class A 7.51%, 07/20/2036 3-mo. SOFR + 2.25%	1,511,099
122,980	Helios Issuer LLC(a) Series 2023-GRID1 Class 1A 5.75%, 12/20/2050	126,026
1,800,000	Honda Auto Receivables Owner Trust Series 2023-4 Class A3 5.67%, 06/21/2028	1,838,410
808,230	Hyundai Auto Receivables Trust Series 2023-A Class A2A 5.19%, 12/15/2025	807,092
1,900,000	Invesco Ltd(a)(b) Series 2021-2A Class A 6.78%, 07/15/2034 3-mo. SOFR + 1.38%	1,895,966
450,000	JPMorgan Mortgage Trust(a)(b) Series 2023-HE3 Class A1 6.94%, 05/25/2054 1-mo. SOFR + 1.60%	450,000
646,763	Ladder Capital Commercial Mortgage Trust(a)(b) Series 2021-FL2 Class A 6.68%, 12/13/2038 1-mo. SOFR + 1.31%	624,332
2,883,988	Madison Park Funding XXX LTD(a)(b) Series 2018-30A Class A 6.41%, 04/15/2029 3-mo. SOFR + 1.01%	2,877,078
675,450	MF1 Ltd(a)(b) Series 2021-FL6 Class A 6.57%, 07/16/2036 1-mo. SOFR + 1.21%	664,506
775,156	Nissan Auto Receivables Owner Trust Series 2023-A Class A2A 5.34%, 02/17/2026	773,669

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Non-Agency — (continued)
$ 534,001	Pennsylvania Higher Education Student Loan Trust(a)(b) Series 2012-1A Class A1 6.00%, 05/25/2057 1-mo. SOFR + 0.66%	$ 524,510
800,000	RRX Ltd(a)(b) Series 2021-IIIA Class A2 7.41%, 04/15/2034 3-mo. SOFR + 2.01%	800,000
1,300,000	Santander Drive Auto Receivables Trust Series 2023-6 Class A2 6.08%, 05/17/2027	1,304,474
250,000	Sound Point IV-R Ltd(a)(b) Series 2013-3RA Class D 8.91%, 04/18/2031 3-mo. SOFR + 3.51%	215,201
2,000,000	Trinitas VI Ltd(a)(b) Series 2017-6A Class CRR1 7.89%, 01/25/2034 3-mo. SOFR + 2.51%	1,966,380
4,960,308	Vibrant VIII Ltd(a)(b) Series 2018-8A Class A1A 6.82%, 01/20/2031 3-mo. SOFR + 1.40%	4,960,651
5,642,369	Voya Ltd(a)(b) Series 2016-1A Class A1R 6.75%, 01/20/2031 3-mo. SOFR + 1.33%	5,642,307
858,145	World Omni Auto Receivables Trust Series 2023-B Class A2A 5.25%, 11/16/2026	856,426
		64,273,803
TOTAL ASSET-BACKED SECURITIES — 14.94% (Cost $65,106,040)		$ 64,875,960
CORPORATE BONDS AND NOTES
Basic Materials — 0.41%
185,000	CF Industries Inc 5.38%, 03/15/2044	176,513
215,000	Freeport-McMoRan Inc 4.63%, 08/01/2030	210,101
400,000	Glencore Funding LLC(a) 1.63%, 04/27/2026	370,768
	Nucor Corp
175,000	3.95%, 05/23/2025	172,184
650,000	4.30%, 05/23/2027	643,647
250,000	Steel Dynamics Inc 1.65%, 10/15/2027	222,472
		1,795,685
Communications — 2.13%
1,922,000	AT&T Inc 2.30%, 06/01/2027	1,783,986
Principal Amount		Fair Value
Communications — (continued)
$ 1,800,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025	$ 1,782,888
68,000	Expedia Group Inc 2.95%, 03/15/2031	59,847
425,000	FactSet Research Systems Inc 2.90%, 03/01/2027	397,940
1,025,000	Meta Platforms Inc 3.50%, 08/15/2027	998,127
	Netflix Inc
205,000	4.88%, 04/15/2028	207,741
670,000	5.88%, 11/15/2028	705,365
	Prosus NV
380,000	3.26%, 01/19/2027(a)	351,053
590,000	3.68%, 01/21/2030	516,406
	T-Mobile USA Inc
1,606,000	3.75%, 04/15/2027	1,557,702
250,000	4.75%, 02/01/2028	249,093
230,000	3.38%, 04/15/2029	213,694
440,000	3.88%, 04/15/2030	417,253
		9,241,095
Consumer, Cyclical — 1.33%
	AutoNation Inc
345,000	4.50%, 10/01/2025	337,745
125,000	1.95%, 08/01/2028	107,482
	General Motors Financial Co Inc
450,000	4.30%, 07/13/2025	442,197
825,000	1.25%, 01/08/2026	763,304
1,000,000	5.00%, 04/09/2027	997,751
310,000	Lennar Corp 4.75%, 11/29/2027	309,289
220,000	Lithia Motors Inc(a) 4.38%, 01/15/2031	199,986
	Lowe's Cos Inc
425,000	1.70%, 09/15/2028	375,894
225,000	3.75%, 04/01/2032	210,570
500,000	Marriott International Inc 5.00%, 10/15/2027	505,900
215,000	Mattel Inc(a) 5.88%, 12/15/2027	214,716
215,000	Newell Brands Inc 4.88%, 06/01/2025	211,448
	Warnermedia Holdings Inc
887,000	4.05%, 03/15/2029	841,577
300,000	4.28%, 03/15/2032	274,561
		5,792,420
Consumer, Non-Cyclical — 4.01%
661,000	AbbVie Inc 3.20%, 11/21/2029	617,897
110,000	Adventist Health System(c) 2.95%, 03/01/2029	99,315
	Amgen Inc
2,775,000	5.15%, 03/02/2028	2,840,909
630,000	5.25%, 03/02/2030	647,638

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 675,000	Banner Health 2.34%, 01/01/2030	$ 582,769
245,000	Baylor Scott & White Holdings 1.78%, 11/15/2030	203,906
925,000	Becton Dickinson & Co 3.70%, 06/06/2027	896,368
275,000	Bristol Myers Squibb Co(c) 2.95%, 03/15/2032	244,366
235,000	Centene Corp 2.50%, 03/01/2031	195,793
	Constellation Brands Inc
925,000	3.70%, 12/06/2026	900,968
75,000	2.25%, 08/01/2031	63,020
64,000	4.75%, 05/09/2032	63,753
125,000	CSL Finance PLC(a) 3.85%, 04/27/2027	121,665
	CVS Health Corp
151,000	3.25%, 08/15/2029	140,708
225,000	1.88%, 02/28/2031	185,167
755,000	Emory University 2.14%, 09/01/2030	649,437
	GE HealthCare Technologies Inc
820,000	5.65%, 11/15/2027	848,740
255,000	5.86%, 03/15/2030	267,852
950,000	Haleon US Capital LLC 3.38%, 03/24/2027	914,047
200,000	HCA Inc 5.63%, 09/01/2028	204,673
580,000	J M Smucker Co 5.90%, 11/15/2028	609,818
230,000	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc 3.75%, 12/01/2031	198,179
1,355,000	JDE Peet's NV(a) 1.38%, 01/15/2027	1,217,614
800,000	Keurig Dr Pepper Inc 4.60%, 05/25/2028	800,468
45,000	Kraft Heinz Foods Co 6.50%, 02/09/2040	50,492
450,000	PayPal Holdings Inc 3.90%, 06/01/2027	442,498
595,000	Pfizer Investment Enterprises Pte Ltd 4.75%, 05/19/2033	596,336
225,000	Philip Morris International Inc 5.63%, 11/17/2029	235,936
225,000	Pilgrim's Pride Corp 4.25%, 04/15/2031	203,225
235,000	PRA Health Sciences Inc(a) 2.88%, 07/15/2026	219,593
255,000	Rush Obligated Group 3.92%, 11/15/2029	242,266
515,000	S&P Global Inc 4.25%, 05/01/2029	512,963
180,000	Stanford Health Care 3.31%, 08/15/2030	166,188
218,000	STERIS Irish FinCo Unlimited Co 2.70%, 03/15/2031	187,550
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 130,000	Sutter Health 2.29%, 08/15/2030	$ 111,424
	UnitedHealth Group Inc
736,000	5.30%, 02/15/2030	770,174
100,000	4.20%, 05/15/2032	97,853
60,000	University of Chicago 5.42%, 10/01/2030	62,268
		17,413,836
Energy — 1.46%
354,000	Aker BP ASA(a) 2.00%, 07/15/2026	326,253
	Cheniere Energy Partners LP
220,000	4.50%, 10/01/2029	210,423
245,000	5.95%, 06/30/2033(a)	251,551
745,000	Columbia Pipelines Operating Co LLC(a) 6.04%, 11/15/2033	780,216
210,000	DCP Midstream Operating LP 5.63%, 07/15/2027	215,164
	Energy Transfer LP
1,000,000	4.20%, 04/15/2027	971,486
325,000	5.50%, 06/01/2027	328,959
205,000	EQT Corp 6.13%, 02/01/2025	205,912
1,050,000	MPLX LP 1.75%, 03/01/2026	982,205
150,000	Phillips 66 1.30%, 02/15/2026	139,338
930,000	Reliance Industries Ltd(a) 2.88%, 01/12/2032	796,624
900,000	Sabine Pass Liquefaction LLC 5.63%, 03/01/2025	901,722
210,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.88%, 01/15/2029	216,869
		6,326,722
Financial — 3.86%
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
1,175,000	2.45%, 10/29/2026	1,087,958
235,000	3.00%, 10/29/2028	214,552
250,000	3.30%, 01/30/2032	217,582
375,000	Air Lease Corp(c) 2.88%, 01/15/2026	357,249
550,000	Ally Financial Inc(c) 7.10%, 11/15/2027	571,642
325,000	Aviation Capital Group LLC(a) 1.95%, 01/30/2026	301,223
500,000	Avolon Holdings Funding Ltd(a) 4.25%, 04/15/2026	482,907
200,000	Banco Santander SA 2.75%, 12/03/2030	166,019
	Bank of America Corp
925,000	4.18%, 11/25/2027	898,951
804,000	5.20%, 04/25/2029	808,974

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Financial — (continued)
	Bank of New York Mellon Corp
$ 75,000	4.60%, 07/26/2030	$ 74,479
200,000	5.83%, 10/25/2033	212,032
	BNP Paribas SA(a)
975,000	3.38%, 01/09/2025	954,484
625,000	1.32%, 01/13/2027	576,324
950,000	BPCE SA 1.65%, 10/06/2026	884,123
875,000	Citigroup Inc 6.07%, 10/30/2024	875,490
950,000	Crown Castle Inc REIT 3.65%, 09/01/2027	903,059
375,000	Deutsche Bank AG 2.13%, 11/24/2026	351,495
411,000	Fifth Third Bancorp 4.77%, 07/28/2030	401,395
224,000	Host Hotels & Resorts LP REIT 2.90%, 12/15/2031	187,933
450,000	ING Groep NV 4.02%, 03/28/2028	436,431
300,000	Invitation Homes Operating Partnership LP REIT 2.30%, 11/15/2028	265,924
235,000	LPL Holdings Inc(a) 4.00%, 03/15/2029	217,473
	Morgan Stanley
589,000	5.16%, 04/20/2029	592,367
438,000	2.94%, 01/21/2033	372,588
230,000	MPT Operating Partnership LP / MPT Finance Corp REIT 3.50%, 03/15/2031	143,802
975,000	NatWest Group PLC 4.27%, 03/22/2025	971,541
235,000	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc(a) 3.63%, 03/01/2029	212,695
165,000	Truist Financial Corp 6.05%, 06/08/2027	167,906
325,000	UBS Group AG(a) 2.59%, 09/11/2025	317,942
445,000	US Bancorp 5.78%, 06/12/2029	457,173
230,000	VICI Properties LP / VICI Note Co Inc REIT(a) 3.50%, 02/15/2025	224,119
1,875,000	Wells Fargo & Co 4.10%, 06/03/2026	1,833,760
		16,741,592
Industrial — 1.98%
215,000	AECOM 5.13%, 03/15/2027	213,452
235,000	Atkore Inc(a) 4.25%, 06/01/2031	209,740
300,000	Berry Global Inc 1.57%, 01/15/2026	278,699
268,000	Boeing Co 5.15%, 05/01/2030	272,827
2,835,000	Carrier Global Corp(a) 5.80%, 11/30/2025	2,872,716
Principal Amount		Fair Value
Industrial — (continued)
$ 235,000	Hillenbrand Inc 3.75%, 03/01/2031	$ 203,456
150,000	Johnson Controls International PLC / Tyco Fire & Security Finance SCA 4.90%, 12/01/2032	151,595
150,000	L3Harris Technologies Inc 5.60%, 07/31/2053	159,633
235,000	Masonite International Corp(a) 3.50%, 02/15/2030	203,703
1,190,000	Mexico City Airport Trust 3.88%, 04/30/2028	1,114,613
230,000	Mueller Water Products Inc(a) 4.00%, 06/15/2029	209,530
25,000	Nature Conservancy 1.30%, 07/01/2028	21,283
1,075,000	Penske Truck Leasing Co LP / PTL Finance Corp(a) 4.40%, 07/01/2027	1,048,148
275,000	Republic Services Inc 4.88%, 04/01/2029	280,128
920,000	RTX Corp 6.10%, 03/15/2034	998,425
	Waste Management Inc
200,000	1.15%, 03/15/2028	175,758
200,000	4.15%, 04/15/2032	195,259
		8,608,965
Technology — 1.83%
	Broadcom Inc(a)
885,000	2.45%, 02/15/2031	756,731
340,000	4.15%, 04/15/2032	320,509
250,000	3.47%, 04/15/2034	217,501
688,000	3.14%, 11/15/2035	564,837
	Dell International LLC / EMC Corp
105,000	5.85%, 07/15/2025(c)	106,028
875,000	6.02%, 06/15/2026	895,658
150,000	5.30%, 10/01/2029	154,470
25,000	6.20%, 07/15/2030	26,814
210,000	Fair Isaac Corp(a) 5.25%, 05/15/2026	208,505
644,000	HP Inc 4.00%, 04/15/2029	624,408
225,000	MSCI Inc(a) 3.63%, 09/01/2030	203,579
	Oracle Corp
475,000	4.50%, 05/06/2028(c)	474,941
104,000	2.95%, 04/01/2030	93,865
625,000	4.65%, 05/06/2030	622,544
1,000,000	6.25%, 11/09/2032	1,087,885
537,000	4.90%, 02/06/2033	534,557
400,000	Take-Two Interactive Software Inc 3.70%, 04/14/2027	387,760
	Workday Inc
250,000	3.50%, 04/01/2027	241,889
275,000	3.70%, 04/01/2029	263,927
175,000	3.80%, 04/01/2032	162,946
		7,949,354

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Utilities — 0.21%
$ 475,000	NiSource Inc 5.25%, 03/30/2028	$ 484,318
220,000	NRG Energy Inc(a) 5.25%, 06/15/2029	213,044
230,000	Vistra Operations Co LLC(a) 5.00%, 07/31/2027	223,928
		921,290
TOTAL CORPORATE BONDS AND NOTES — 17.22% (Cost $78,454,887)		$ 74,790,959
FOREIGN GOVERNMENT BONDS AND NOTES
	African Export-Import Bank(a)
200,000	2.63%, 05/17/2026	184,420
200,000	3.80%, 05/17/2031	169,253
856,000	Romanian Government International Bond 3.00%, 02/14/2031	725,795
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 0.25% (Cost $1,284,768)		$ 1,079,468
MORTGAGE-BACKED SECURITIES
Non-Agency — 4.42%
266,066	Angel Oak Mortgage Trust(a)(d) Series 2021-6 Class A1 1.46%, 09/25/2066	213,949
	BANK
	Series 2017-BNK5 Class A5
1,600,000	3.39%, 06/15/2060	1,509,048
	Series 2023-BNK46 Class A4
1,100,000	5.75%, 08/15/2056	1,156,558
	BANK5
	Series 2023-5YR2 Class A3
1,050,000	6.66%, 07/15/2056(d)	1,111,370
	Series 2023-5YR3 Class A3
625,000	6.72%, 09/15/2056(d)	666,022
	Series 2023-5YR4 Class A3
300,000	6.50%, 12/15/2056	317,262
525,000	Barclays Commercial Mortgage Securities Trust(d) Series 2023-C21 Class AS 6.30%, 09/15/2056	544,269
500,000	Benchmark Mortgage Trust Series 2023-B39 Class A5 5.75%, 07/15/2056	526,168
	BMO Mortgage Trust
	Series 2022-C3 Class A5
200,000	5.31%, 09/15/2054	203,239
	Series 2023-C5 Class A5
900,000	5.77%, 06/15/2056	948,094
	Series 2023-C7 Class A5
1,600,000	6.16%, 12/15/2056	1,736,060
Principal Amount		Fair Value
Non-Agency — (continued)
	BX Commercial Mortgage Trust(a)(b)
	Series 2021-CIP Class A
$ 350,000	6.40%, 12/15/2038 1-mo. SOFR + 1.04%	$ 342,642
	Series 2023-VLT2 Class A
400,000	7.64%, 06/15/2040 1-mo. SOFR + 2.28%	400,328
300,000	BX Trust(a)(b) Series 2021-ARIA Class C 7.12%, 10/15/2036 1-mo. SOFR + 1.76%	289,832
255,000	Citigroup Commercial Mortgage Trust Series 2019-C7 Class A4 3.10%, 12/15/2072	228,319
430,000	Connecticut Avenue Securities Trust(a)(b) Series 2023-R08 Class 1B1 8.89%, 10/25/2043 1-mo. SOFR + 3.55%	435,739
1,298,489	ELP Commercial Mortgage Trust(a)(b) Series 2021-ELP Class A 6.18%, 11/15/2038 1-mo. SOFR + 0.82%	1,274,039
2,150,000	Great Wolf Trust(a)(b) Series 2019-WOLF Class A 6.71%, 12/15/2036 1-mo. SOFR + 1.15%	2,141,834
650,000	GS Mortgage Securities Trust Series 2017-GS7 Class A4 3.43%, 08/10/2050	599,023
761,548	JPMorgan Mortgage Trust(a)(d) Series 2021-LTV2 Class A1 2.52%, 05/25/2052	625,434
86,039	Onslow Bay Mortgage Loan Trust(a)(e) Series 2022-NQM7 Class A1 5.11%, 08/25/2062	84,579
2,350,000	Starwood Trust(a)(b) Series 2021-FLWR Class A 6.05%, 07/15/2036 1-mo. SOFR + 0.69%	2,306,520
	Verus Securitization Trust(a)
	Series 2021-8 Class A1
91,860	1.82%, 11/25/2066(d)	79,420
	Series 2022-1 Class A1
742,892	2.72%, 01/25/2067(e)	665,092
925,000	Wells Fargo Commercial Mortgage Trust Series 2021-C59 Class A5 2.63%, 04/15/2054	781,865
		19,186,705
U.S. Government Agency — 7.50%
	Connecticut Avenue Securities Trust(a)(b)
	Series 2021-R03 Class 1M2
206,000	6.99%, 12/25/2041 1-mo. SOFR + 1.65%	203,106

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	Series 2022-R05 Class 2M1
$ 137,640	7.24%, 04/25/2042 1-mo. SOFR + 1.90%	$ 138,413
	Series 2022-R05 Class 2M2
165,000	8.34%, 04/25/2042 1-mo. SOFR + 3.00%	167,898
	Series 2023-R03 Class 2M2
178,286	9.24%, 04/25/2043 1-mo. SOFR + 3.90%	191,031
	Series 2023-R06 Class 1M2
140,000	8.04%, 07/25/2043 1-mo. SOFR + 2.70%	142,660
	Series 2023-R08 Class 1M2
385,000	7.84%, 10/25/2043 1-mo. SOFR + 2.50%	393,488
	Federal Home Loan Mortgage Corp
798	4.50%, 10/01/2025	785
517,638	4.50%, 10/01/2048	508,915
368,499	4.50%, 05/01/2049	362,444
286,000	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Debt Notes(a)(b) Series 2023-HQA2 Class M1B 8.69%, 06/25/2043 1-mo. SOFR + 3.35%	301,843
	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Real Estate Mortgage Investment Conduit Trust(a)(b)
	Series 2021-DNA5 Class M2
106,084	6.99%, 01/25/2034 1-mo. SOFR + 1.65%	106,528
	Series 2022-DNA1 Class M1A
356,107	6.34%, 01/25/2042 1-mo. SOFR + 1.00%	354,939
	Series 2022-DNA3 Class M1A
127,800	7.34%, 04/25/2042 1-mo. SOFR + 2.00%	128,961
	Federal National Mortgage Association
1,000,000	5.00%, TBA	989,297
1,138,904	4.50%, 07/01/2048	1,122,998
130,462	4.50%, 10/01/2048	128,613
231,834	4.50%, 02/01/2049	228,160
12,691	4.50%, 08/01/2049	12,479
692,233	4.50%, 10/01/2049	680,354
55,408	4.50%, 01/01/2050	54,034
163,874	4.50%, 02/01/2050	160,599
49,682	4.50%, 05/01/2050	48,759
35,034	4.50%, 08/01/2050	34,173
6,232,817	2.50%, 05/01/2051	5,311,633
6,027,668	3.00%, 03/01/2052	5,400,130
7,275,004	4.00%, 06/01/2052	6,881,540
	Government National Mortgage Association
1,000,000	4.50%, TBA	975,940
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 1,000,000	5.00%, TBA	$ 992,970
1,000,000	5.50%, TBA	1,007,190
1,000,000	6.00%, TBA	1,016,758
1,483,638	4.50%, 10/20/2048	1,465,949
1,061,782	5.00%, 12/20/2048	1,067,730
	Uniform Mortgage-Backed Security(f)
1,000,000	5.50%, TBA	1,004,219
1,000,000	6.00%, TBA	1,015,313
		32,599,849
TOTAL MORTGAGE-BACKED SECURITIES — 11.92% (Cost $53,329,509)		$ 51,786,554
MUNICIPAL BONDS AND NOTES
90,000	California Statewide Communities Development Authority 1.88%, 02/01/2031	75,434
240,000	Chicago O'Hare International Airport Series D 2.35%, 01/01/2030	212,277
30,000	City of New Orleans, Louisiana Water System Revenue 1.46%, 12/01/2028	25,820
20,000	City of Tucson, Arizona Series A 1.46%, 07/01/2028	17,486
85,000	Metropolitan Transportation Authority Series A2 5.99%, 11/15/2030	90,422
490,000	Municipal Improvement Corp of Los Angeles Series A 2.07%, 11/01/2030	419,179
	Port of Oakland
70,000	1.95%,05/01/2028	63,104
80,000	2.20%,05/01/2031	67,846
35,000	San Jose Financing Authority 1.86%, 06/01/2030	29,677
5,000	State of Maryland Department of Transportation 1.30%, 08/01/2028	4,328
TOTAL MUNICIPAL BONDS AND NOTES — 0.23% (Cost $1,170,260)		$ 1,005,573
U.S. TREASURY BONDS AND NOTES
	U.S. Treasury Inflation Indexed Bonds TIPS
5,864,248	0.38%, 07/15/2025	5,681,608
17,366,567	0.13%, 07/15/2026	16,547,111
50,052,307	1.63%, 10/15/2027	49,669,206
8,144,376	1.25%, 04/15/2028	7,931,878
4,593,707	0.88%, 01/15/2029	4,395,871
13,588,852	0.25%, 07/15/2029	12,557,419
27,153,059	0.13%, 01/15/2030	24,608,358
11,044,708	0.13%, 07/15/2030	9,976,952

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$13,786,759	0.13%, 07/15/2031	$ 12,255,113
42,073,724	0.63%, 07/15/2032	38,432,152
9,843,346	1.13%, 01/15/2033	9,311,071
34,895,115	1.38%, 07/15/2033	33,828,616
3,274,004	2.13%, 02/15/2040	3,361,081
7,079,674	1.50%, 02/15/2053	6,410,880
TOTAL U.S. TREASURY BONDS AND NOTES — 54.10% (Cost $233,345,211)		$234,967,316
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.42%
827,282	Undivided interest of 0.70% in a repurchase agreement (principal amount/value $118,664,201 with a maturity value of $118,734,608) with Citigroup Global Markets Inc, 5.34%, dated 12/31/23 to be repurchased at $827,282 on 1/2/24 collateralized by Government National Mortgage Association securities, 2.00% - 7.50%, 7/20/37 - 12/20/53, with a value of $121,037,485.(g)	827,282
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 996,358	Undivided interest of 0.83% in a repurchase agreement (principal amount/value $120,466,826 with a maturity value of $120,538,303) with RBC Capital Markets Corp, 5.34%, dated 12/31/23 to be repurchased at $996,358 on 1/2/24 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.50%, 1/15/24 - 12/1/53, with a value of $122,876,165.(g)	$ 996,358
TOTAL SHORT TERM INVESTMENTS — 0.42% (Cost $1,823,640)		$ 1,823,640
TOTAL INVESTMENTS — 99.08% (Cost $434,514,315)		$430,329,470
OTHER ASSETS & LIABILITIES, NET — 0.92%		$ 3,978,640
TOTAL NET ASSETS — 100.00%		$434,308,110

(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2023.
(c)	All or a portion of the security is on loan at December 31, 2023.
(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2023. Maturity date disclosed represents final maturity date.
(f)	Single-class security backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
(g)	Collateral received for securities on loan.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate.
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
At December 31, 2023 the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts	Notional Amount (000)		Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Long
U.S. 10 Year Treasury Note Futures	90	USD	10,160	Mar 2024	$ 13,335
U.S. 2 Year Treasury Note Futures	321	USD	66,099	Mar 2024	644,264
U.S. 5 Year Treasury Note Futures	508	USD	55,257	Mar 2024	1,125,820
Short
U.S. 10 Year Treasury Ultra Futures	68	USD	8,025	Mar 2024	(360,087)
U.S. Long Bond Futures	74	USD	9,245	Mar 2024	(549,803)
U.S. Ultra Bond Futures	109	USD	14,562	Mar 2024	(991,196)
				Net Depreciation	$ (117,667)
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Receive Frequency	Rate Paid by the Fund	Pay Frequency	Notional Amount (000)		Maturity Date	Net Unrealized Appreciation/ (Depreciation)
4.50%	Annual	1-day SOFR	Annual	USD	2,560	03/20/2027	$ 8,376
3.73%	Annual	1-day SOFR	Annual	USD	8,740	11/28/2027	72,061
1-day SOFR	Annual	4.25%	Annual	USD	3,810	03/20/2031	(10,243)
1-day SOFR	Annual	2.68%	Annual	USD	8,770	07/28/2032	184,077
4.31%	Annual	1-day SOFR	Annual	USD	16,170	10/05/2033	522,950
2.91%	Annual	1-day SOFR	Annual	USD	23,600	07/28/2037	(311,421)
3.39%	Annual	1-day SOFR	Annual	USD	29,440	05/10/2038	57,271
1-day SOFR	Annual	2.08%	Annual	USD	23,420	07/28/2047	205,404
1-day SOFR	Annual	2.56%	Annual	USD	25,050	05/11/2053	46,186
1-day SOFR	Annual	3.61%	Annual	USD	8,630	11/15/2053	(437,718)
1-day SOFR	Annual	3.51%	Annual	USD	2,750	11/29/2053	(50,698)
						Net Appreciation	$ 286,245
At December 31, 2023 the Fund held the following outstanding centrally cleared inflation swaps:
Rate Received by the Fund	Rate Paid by the Fund	Notional Amount		Termination Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
CPI	1.72%	USD	21,200	09/23/2025	2,810,976	At Maturity
CPI	2.06%	USD	13,300	12/23/2025	1,514,631	At Maturity
CPI	3.97%	USD	56,710	03/10/2025	(113,874)	At Maturity
CPI	3.39%	USD	42,100	06/23/2026	(679,915)	At Maturity
CPI	2.45%	USD	46,933	07/19/2028	(108,980)	At Maturity
				Net Appreciation	$ 3,422,838
Counterparty Abbreviations
CPI	Consumer Price Index
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate.
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 13.00%
$ 198,459	ACC Trust(b) Series 2021-1 Class C 2.08%, 12/20/2024	$ 196,086
	ACHV ABS Trust(b)
	Series 2023-1PL Class B
859,723	6.80%, 03/18/2030	860,745
	Series 2023-3PL Class B
970,000	7.17%, 08/19/2030	970,261
712,914	ACM Auto Trust(b) Series 2023-2A Class A 7.97%, 06/20/2030	715,343
965,000	Adams Outdoor Advertising LP(b) Series 2023-1 Class A2 6.97%, 07/15/2053	977,309
	Affirm Asset Securitization Trust(b)
	Series 2022-A Class 1A
887,000	4.30%, 05/17/2027	872,992
	Series 2023-B Class A
325,000	6.82%, 09/15/2028	329,851
455,000	Aimco Ltd(b)(c) Series 2020-12A Class AR 6.57%, 01/17/2032 3-mo. SOFR + 1.17%	453,767
	American Credit Acceptance Receivables Trust(b)
	Series 2022-1 Class D
200,000	2.46%, 03/13/2028	192,390
	Series 2022-1 Class E
855,000	3.64%, 03/13/2028	804,809
	Series 2022-4 Class C
100,000	7.86%, 02/15/2029	101,242
	Series 2023-4 Class D
500,000	7.65%, 09/12/2030	513,311
	AmeriCredit Automobile Receivables Trust
	Series 2019-2 Class D
597,751	2.99%, 06/18/2025	596,859
	Series 2019-3 Class D
330,000	2.58%, 09/18/2025	327,034
	Series 2020-3 Class D
85,000	1.49%, 09/18/2026	80,371
	AMSR Trust(b)
	Series 2020-SFR1 Class A
599,425	1.82%, 04/17/2037	569,907
	Series 2020-SFR2 Class D
540,000	3.28%, 07/17/2037	515,186
	Series 2021-SFR2 Class C
1,992,879	1.88%, 08/17/2038	1,792,309
	Series 2021-SFR3 Class D
520,000	2.18%, 10/17/2038	463,558
1,744,746	Amur Equipment Finance Receivables XII LLC(b) Series 2023-1A Class A2 6.09%, 12/20/2029	1,758,481
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 1,204,000	Applebee's Funding LLC / IHOP Funding LLC(b) Series 2023-1A Class A2 7.82%, 03/05/2053	$ 1,234,401
	Aqua Finance Trust(b)
	Series 2019-A Class A
157,411	3.14%, 07/16/2040	148,205
	Series 2019-A Class C
860,559	4.01%, 07/16/2040	792,745
	Series 2020-AA Class D
620,000	7.15%, 07/17/2046	545,788
	Series 2021-A Class B
110,000	2.40%, 07/17/2046	90,575
1,001,362	Arbys Funding LLC(b) Series 2020-1A Class A2 3.24%, 07/30/2050	913,577
770,000	Auxilior Term Funding LLC(b) Series 2023-1A Class D 7.27%, 12/16/2030	781,330
865,000	Avant Credit Card Master Trust(b) Series 2021-1A Class A 1.37%, 04/15/2027	830,244
	Avid Automobile Receivables Trust(b)
	Series 2021-1 Class E
345,000	3.39%, 04/17/2028	324,133
	Series 2023-1 Class A
449,721	6.63%, 07/15/2026	449,430
	Avis Budget Rental Car Funding AESOP LLC(b)
	Series 2019-2A Class D
1,607,000	3.04%, 09/22/2025	1,556,836
	Series 2020-2A Class A
495,000	2.02%, 02/20/2027	461,756
	Series 2020-2A Class C
145,000	4.25%, 02/20/2027	137,797
	Series 2021-2A Class C
160,000	2.35%, 02/20/2028	141,737
	Series 2023-3A Class A
385,000	5.44%, 02/22/2028	388,172
	Series 2023-8A Class C
110,000	7.34%, 02/20/2030	112,206
	BHG Securitization Trust(b)
	Series 2022-A Class B
615,000	2.70%, 02/20/2035	568,576
	Series 2023-B Class A
1,264,792	6.92%, 12/17/2036	1,284,136
	Series 2023-B Class B
385,000	7.45%, 12/17/2036	395,935
910,000	Bridgecrest Lending Auto Securitization Trust Series 2023-1 Class D 7.84%, 08/15/2029	944,947
55,336	Business Jet Securities LLC(b) Series 2021-1A Class B 2.92%, 04/15/2036	50,568
796,848	BXG Receivables Note Trust(b) Series 2023-A Class A 5.77%, 11/15/2038	800,622

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 843,900	Cajun Global LLC(b) Series 2021-1 Class A2 3.93%, 11/20/2051	$ 748,731
332,925	CAL Funding IV Ltd(b) Series 2020-1A Class A 2.22%, 09/25/2045	299,787
330,000	Carlyle Global Market Strategies Ltd(b)(c) Series 2016-4A Class A2R 7.13%, 10/20/2027 3-mo. SOFR + 1.71%	329,752
	CarMax Auto Owner Trust
	Series 2020-3 Class D
200,000	2.53%, 01/15/2027	195,640
	Series 2020-4 Class D
175,000	1.75%, 04/15/2027	168,130
	Series 2022-1 Class D
100,000	2.47%, 07/17/2028	92,752
	Series 2023-4 Class D
100,000	7.16%, 04/15/2030	102,839
1,113,000	CarNow Auto Receivables Trust(b) Series 2023-1A Class C 7.24%, 09/15/2026	1,095,484
	Carvana Auto Receivables Trust
	Series 2019-3A Class E
699,997	4.60%, 07/15/2026(b)	695,242
	Series 2021-P4 Class C
135,000	2.33%, 02/10/2028	119,702
	Series 2023-N1 Class D
920,000	6.69%, 07/10/2029(b)	920,827
	Series 2023-N4 Class D
100,000	7.22%, 02/11/2030(b)	101,854
176,351	Castlelake Aircraft Securitization Trust(b) Series 2018-1 Class B 5.30%, 06/15/2043	132,230
991,813	CCG Receivables Trust(b) Series 2023-1 Class A2 5.82%, 09/16/2030	997,988
284,800	CLI Funding VI LLC(b) Series 2020-3A Class A 2.07%, 10/18/2045	255,439
151,795	CLI Funding VIII LLC(b) Series 2021-1A Class A 1.64%, 02/18/2046	133,872
	College Ave Student Loans LLC(b)
	Series 2021-A Class C
72,087	2.92%, 07/25/2051	65,222
	Series 2021-C Class D
100,000	4.11%, 07/26/2055	86,620
	Series 2023-B Class C
160,000	7.58%, 06/25/2054	163,730
114,605	Commonbond Student Loan Trust(b) Series 2020-1 Class A 1.69%, 10/25/2051	102,011
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 380,934	Conn's Receivables Funding LLC(b) Series 2022-A Class B 9.52%, 12/15/2026	$ 382,394
	CoreVest American Finance Trust(b)
	Series 2019-3 Class A
168,091	2.71%, 10/15/2052	162,500
	Series 2019-3 Class B
145,000	3.16%, 10/15/2052	127,951
	Series 2019-3 Class C
235,000	3.27%, 10/15/2052	204,016
	Series 2020-2 Class C
100,000	4.59%, 05/15/2052(d)	93,488
	Series 2021-1 Class C
105,000	2.80%, 04/15/2053	84,250
	Series 2021-2 Class C
205,000	2.48%, 07/15/2054	163,979
	Series 2021-3 Class D
105,000	3.47%, 10/15/2054	86,934
1,050,000	CPS Auto Receivables Trust(b) Series 2023-D Class C 7.17%, 01/15/2030	1,075,126
	Credit Acceptance Auto Loan Trust(b)
	Series 2020-3A Class C
290,000	2.28%, 02/15/2030	287,751
	Series 2021-2A Class C
250,000	1.64%, 06/17/2030	243,378
	Series 2021-3A Class C
250,000	1.63%, 09/16/2030	237,901
155,512	DB Master Finance LLC(b) Series 2017-1A Class A2II 4.03%, 11/20/2047	147,417
610,000	Dext ABS LLC(b) Series 2020-1 Class D 7.21%, 02/15/2028	595,398
180,924	Diamond Resorts Owner Trust(b) Series 2021-1A Class B 2.05%, 11/21/2033	169,196
1,620,000	Discover Card Execution Note Trust Series 2023-A2 Class A 4.93%, 06/15/2028	1,632,361
	Domino's Pizza Master Issuer LLC(b)
	Series 2017-1A Class A23
325,162	4.12%, 07/25/2047	310,130
	Series 2018-1A Class A2II
66,500	4.33%, 07/25/2048	64,049
	DT Auto Owner Trust(b)
	Series 2022-1A Class D
545,000	3.40%, 12/15/2027	520,464
	Series 2023-1A Class D
1,091,000	6.44%, 11/15/2028	1,091,047
	Series 2023-3A Class C
570,000	6.40%, 05/15/2029	575,976
	Series 2023-3A Class D
325,000	7.12%, 05/15/2029	330,269

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 122,294	Education Funding Trust Trust(b) Series 2020-A Class A 2.79%, 07/25/2041	$ 112,968
100,359	EDvestinU Private Education Loan Issue No 3 LLC(b) Series 2021-A Class A 1.80%, 11/25/2045	88,692
48,748	Elara HGV Timeshare Issuer LLC(b) Series 2021-A Class C 2.09%, 08/27/2035	44,478
	ELFI Graduate Loan Program LLC(b)
	Series 2019-A Class A
123,571	2.54%, 03/25/2044	112,426
	Series 2021-A Class B
72,268	2.09%, 12/26/2046(d)	59,885
	Exeter Automobile Receivables Trust
	Series 2019-4A Class D
257,969	2.58%, 09/15/2025(b)	255,363
	Series 2020-2A Class D
144,849	4.73%, 04/15/2026(b)	144,191
	Series 2022-2A Class D
100,000	4.56%, 07/17/2028	96,984
	Series 2022-6A Class C
110,000	6.32%, 05/15/2028	110,525
	Series 2023-2A Class D
205,000	6.32%, 08/15/2029	205,356
	Series 2023-3A Class D
1,180,000	6.68%, 04/16/2029	1,191,123
	Series 2023-5A Class D
655,000	7.13%, 02/15/2030	672,899
815,900	FAT Brands Royalty LLC(b) Series 2021-1A Class A2 4.75%, 04/25/2051	773,491
	First Investors Auto Owner Trust(b)
	Series 2019-2A Class D
59,449	2.80%, 12/15/2025	59,365
	Series 2022-1A Class D
200,000	3.79%, 06/15/2028	190,082
	Series 2022-2A Class D
145,000	8.71%, 10/16/2028	152,701
	FirstKey Homes Trust(b)
	Series 2020-SFR1 Class B
270,000	1.74%, 08/17/2037	252,411
	Series 2020-SFR1 Class D
200,000	2.24%, 08/17/2037	186,872
	Series 2020-SFR1 Class E
100,000	2.79%, 08/17/2037	93,846
	Series 2020-SFR2 Class D
775,000	1.97%, 10/19/2037	718,248
	Series 2021-SFR1 Class D
505,000	2.19%, 08/17/2038	454,809
	Series 2021-SFR1 Class E1
335,000	2.39%, 08/17/2038	299,008
	Series 2021-SFR2 Class E1
180,000	2.26%, 09/17/2038	158,616
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-SFR2 Class E2
$ 140,000	2.36%, 09/17/2038	$ 123,081
	Series 2022-SFR2 Class D
205,000	4.50%, 07/17/2039	189,714
1,100,000	Five Guys Holdings Inc(b) Series 2023-1A Class A2 7.55%, 01/26/2054	1,106,817
	Flagship Credit Auto Trust(b)
	Series 2019-3 Class D
142,421	2.86%, 12/15/2025	140,806
	Series 2019-4 Class D
363,651	3.12%, 01/15/2026	358,203
	Series 2020-1 Class D
645,000	2.48%, 03/16/2026	629,527
	Series 2020-4 Class D
240,000	2.18%, 02/16/2027	226,705
	Series 2021-2 Class D
210,000	1.59%, 06/15/2027	191,128
250,000	Focus Brands Funding(b) Series 2023-2 Class A2 8.24%, 10/30/2053	264,045
175,000	Ford Credit Auto Lease Trust Series 2023-B Class D 6.97%, 06/15/2028	177,530
	Foundation Finance Trust(b)
	Series 2023-2A Class A
926,457	6.53%, 06/15/2049	944,269
	Series 2023-2A Class B
100,000	6.97%, 06/15/2049	102,237
230,000	Foursight Capital Automobile Receivables Trust(b) Series 2021-2 Class D 1.92%, 09/15/2027	217,308
	Freedom Financial Trust(b)
	Series 2021-2 Class C
32,773	1.94%, 06/19/2028	32,452
	Series 2021-3FP Class D
255,000	2.37%, 11/20/2028	244,912
	Series 2022-1FP Class D
165,000	3.35%, 03/19/2029	157,393
1,275,000	Frontier Issuer LLC(b) Series 2023-1 Class A2 6.60%, 08/20/2053	1,268,390
171,868	GITSIT Mortgage Loan Trust(b)(e) Series 2023-NPL1 Class A1 8.35%, 05/25/2053	172,607
	GLS Auto Receivables Issuer Trust(b)
	Series 2020-1A Class C
62,646	2.72%, 11/17/2025	62,404
	Series 2020-3A Class E
1,705,000	4.31%, 07/15/2027	1,677,273
	Series 2021-1A Class D
965,000	1.68%, 01/15/2027	937,423
	Series 2021-2A Class D
345,000	1.42%, 04/15/2027	326,352
	Series 2022-2A Class D
770,000	6.15%, 04/17/2028	766,772

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2023-2A Class D
$ 155,000	6.31%, 03/15/2029	$ 155,849
	Series 2023-4A Class D
300,000	7.18%, 08/15/2029	307,732
	GLS Auto Select Receivables Trust(b)
	Series 2023-1A Class B
900,000	6.09%, 03/15/2029	909,079
	Series 2023-2A Class A3
842,000	6.38%, 02/15/2029	861,522
900,000	GoldentTree Loan Management US 1 Ltd(b)(c) Series 2021-9A Class A 6.75%, 01/20/2033 3-mo. SOFR + 1.33%	899,104
1,139,750	Hardee's Funding LLC(b) Series 2020-1A Class A2 3.98%, 12/20/2050	1,001,180
	Hertz Vehicle Financing III LLC(b)
	Series 2022-1A Class C
791,000	2.63%, 06/25/2026	749,660
	Series 2022-1A Class D
655,000	4.85%, 06/25/2026	620,650
	Series 2022-3A Class D
200,000	6.31%, 03/25/2025	199,106
	Series 2023-1A Class D2
255,000	9.13%, 06/25/2027	256,233
	Series 2023-2A Class D
305,000	9.40%, 09/25/2029	309,955
	Hertz Vehicle Financing LLC(b)
	Series 2022-2A Class D
520,000	5.16%, 06/26/2028	466,502
	Series 2022-4A Class D
1,175,000	6.56%, 09/25/2026	1,131,888
770,147	Hilton Grand Vacations Trust(b) Series 2022-2A Class C 5.57%, 01/25/2037	750,315
348,754	HIN Timeshare Trust(b) Series 2020-A Class C 3.42%, 10/09/2039	328,900
	Home Partners of America Trust(b)
	Series 2019-1 Class D
157,692	3.41%, 09/17/2039	140,371
	Series 2019-2 Class D
124,374	3.12%, 10/19/2039	110,795
	Series 2021-1 Class E
85,157	2.58%, 09/17/2041	67,233
239,200	Horizon Aircraft Finance III Ltd(b) Series 2019-2 Class A 3.43%, 11/15/2039	187,771
1,050,000	Hotwire Funding LLC(b) Series 2021-1 Class C 4.46%, 11/20/2051	889,407
	HPEFS Equipment Trust(b)
	Series 2022-1A Class D
165,000	2.40%, 11/20/2029	157,341
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2023-2A Class D
$ 100,000	6.97%, 07/21/2031	$ 102,522
291,750	Jack in the Box Funding LLC(b) Series 2019-1A Class A2II 4.48%, 08/25/2049	277,169
636,192	Jersey Mike's Funding(b) Series 2019-1A Class A2 4.43%, 02/15/2050	602,323
542,414	JOL Air Ltd(b) Series 2019-1 Class A 3.97%, 04/15/2044	493,517
28,726	JPMorgan Chase Bank NA(b) Series 2021-1 Class D 1.17%, 09/25/2028	28,218
	LAD Auto Receivables Trust(b)
	Series 2022-1A Class A
950,250	5.21%, 06/15/2027	945,373
	Series 2023-1A Class D
1,100,000	7.30%, 06/17/2030	1,117,517
	Series 2023-2A Class D
710,000	6.30%, 02/15/2031	706,334
	Series 2023-4A Class C
1,244,000	6.76%, 03/15/2029	1,264,340
	Series 2023-4A Class D
75,000	7.37%, 04/15/2031	76,327
202,292	Laurel Road Prime Student Loan Trust(b) Series 2020-A Class A2FX 1.40%, 11/25/2050	184,205
	Lendbuzz Securitization Trust(b)
	Series 2022-1A Class A
499,706	4.22%, 05/17/2027	489,016
	Series 2023-2A Class A2
678,765	7.09%, 10/16/2028	683,077
860,000	Lobel Automobile Receivables Trust(b) Series 2023-1 Class B 7.05%, 09/15/2028	854,724
	MAPS Ltd(b)
	Series 2018-1A Class A
269,875	4.21%, 05/15/2043	241,935
	Series 2021-1A Class A
427,159	2.52%, 06/15/2046	375,329
468,640	Mariner Finance Issuance Trust(b) Series 2020-AA Class A 2.19%, 08/21/2034	458,030
	Marlette Funding Trust(b)
	Series 2021-2A Class C
100,000	1.50%, 09/15/2031	97,963
	Series 2021-3A Class C
145,000	1.81%, 12/15/2031	138,027
	Merchants Fleet Funding LLC(b)
	Series 2023-1A Class A
1,838,000	7.21%, 05/20/2036	1,853,744
	Series 2023-1A Class D
220,000	8.20%, 05/20/2036	221,942

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 1,375,000	Mercury Financial Credit Card Master Trust(b) Series 2023-1A Class A 8.04%, 09/20/2027	$ 1,390,033
32,983	Merlin Aviation Holdings Designated Activity Co(b)(e) Series 2016-1 Class A 4.50%, 12/15/2032	28,550
330,000	Mission Lane Credit Card Master Trust(b) Series 2023-B Class A 7.69%, 11/15/2028	333,436
1,350,000	Momnt Technologies Trust(b) Series 2023-1A Class A 6.92%, 03/20/2045	1,349,865
	MVW Owner Trust(b)
	Series 2019-1A Class C
17,639	3.33%, 11/20/2036	16,855
	Series 2021-2A Class C
362,817	2.23%, 05/20/2039	330,028
	Navient Private Education Refi Loan Trust(b)
	Series 2019-GA Class B
100,000	3.08%, 10/15/2068	82,726
	Series 2020-HA Class A
34,546	1.31%, 01/15/2069	31,619
	Series 2021-A Class A
144,617	0.84%, 05/15/2069	127,395
	Series 2021-EA Class B
115,000	2.03%, 12/16/2069	77,865
	Series 2021-FA Class B
265,000	2.12%, 02/18/2070	173,009
245,000	Navient Student Loan Trust(b) Series 2023-BA Class B 7.23%, 03/15/2072	256,812
1,000,890	NBC Funding LLC(b) Series 2021-1 Class A2 2.99%, 07/30/2051	898,723
	OneMain Financial Issuance Trust(b)
	Series 2018-2A Class A
47,028	3.57%, 03/14/2033	46,611
	Series 2021-1A Class D
270,000	2.47%, 06/16/2036	227,117
	Series 2022-S1 Class D
270,000	5.20%, 05/14/2035	255,568
	Planet Fitness Master Issuer LLC(b)
	Series 2018-1A Class A2II
189,500	4.67%, 09/05/2048	184,887
	Series 2019-1A Class A2
321,600	3.86%, 12/05/2049	283,371
	Prestige Auto Receivables Trust(b)
	Series 2020-1A Class E
235,000	3.67%, 02/15/2028	230,254
	Series 2022-1A Class D
420,000	8.08%, 08/15/2028	429,844
	Series 2023-2A Class B
1,068,000	6.64%, 12/15/2027	1,078,672
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2023-2A Class D
$ 100,000	7.71%, 08/15/2029	$ 101,735
	Preston Ridge Partners Mortgage LLC(b)
	Series 2021-1 Class A1
366,248	2.12%, 01/25/2026(d)	364,972
	Series 2021-2 Class A1
422,678	2.12%, 03/25/2026(d)	417,972
	Series 2021-8 Class A1
276,514	1.74%, 09/25/2026(d)	266,304
	Series 2022-5 Class A1
707,810	6.90%, 09/27/2027(e)	708,697
	Progress Residential Trust(b)
	Series 2019-SFR4 Class D
275,000	3.14%, 10/17/2036	267,842
	Series 2020-SFR1 Class A
895,989	1.73%, 04/17/2037	853,624
	Series 2020-SFR3 Class E
145,000	2.30%, 10/17/2027	134,097
	Series 2021-SFR2 Class E1
345,000	2.55%, 04/19/2038	310,815
	Series 2021-SFR3 Class E1
125,000	2.54%, 05/17/2026	112,509
	Series 2021-SFR3 Class E2
105,000	2.69%, 05/17/2026	94,109
	Series 2021-SFR4 Class E1
100,000	2.41%, 05/17/2038	90,113
	Series 2021-SFR4 Class E2
100,000	2.56%, 05/17/2038	89,932
	Series 2021-SFR5 Class E1
145,000	2.21%, 07/17/2038	128,292
	Series 2021-SFR5 Class E2
100,000	2.36%, 07/17/2038	88,487
	Series 2021-SFR6 Class E1
185,000	2.43%, 07/17/2038	164,398
	Series 2021-SFR6 Class E2
100,000	2.53%, 07/17/2038	88,774
	Series 2021-SFR7 Class E1
205,000	2.59%, 08/17/2040	171,732
	Series 2021-SFR7 Class E2
100,000	2.64%, 08/17/2040	82,051
	Series 2021-SFR9 Class E1
100,000	2.81%, 11/17/2040	82,738
	Series 2023-SFR2 Class B
100,000	4.50%, 10/17/2028	95,046
898,000	Reach ABS Trust(b) Series 2023-1A Class B 7.33%, 02/18/2031	905,861
310,800	Redwood Funding Trust(b)(e) Series 2023-1 Class A 7.50%, 07/25/2059	305,267
604,385	Rockford Tower Ltd(b)(c) Series 2018-1A Class A 6.73%, 05/20/2031 3-mo. SOFR + 1.36%	604,406
	Santander Drive Auto Receivables Trust
	Series 2020-1 Class C
4,008	4.11%, 12/15/2025	4,004

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-2 Class D
$ 526,282	2.22%, 09/15/2026	$ 519,946
	SCF Equipment Leasing LLC(b)
	Series 2022-1A Class D
135,000	3.79%, 11/20/2031	123,177
	Series 2022-2A Class C
210,000	6.50%, 08/20/2032	208,678
151,464	Shenton Aircraft Investment I Ltd(b) Series 2015-1A Class A 4.75%, 10/15/2042	130,297
	Sierra Timeshare Receivables Funding LLC(b)
	Series 2019-2A Class C
44,252	3.12%, 05/20/2036	43,332
	Series 2019-3A Class C
29,846	3.00%, 08/20/2036	28,554
	Series 2021-1A Class C
25,999	1.79%, 11/20/2037	24,484
	Series 2023-2A Class B
902,047	6.28%, 04/20/2040	916,468
	Series 2023-2A Class C
79,127	7.30%, 04/20/2040	80,907
	Series 2023-3A Class C
255,091	7.12%, 09/20/2040	258,898
350,000	Signal Peak Ltd(b)(c) Series 2014-1A Class AR3 6.82%, 04/17/2034 3-mo. SOFR + 1.42%	349,988
569,497	Slam Ltd(b) Series 2021-1A Class A 2.43%, 06/15/2046	492,239
	SMB Private Education Loan Trust(b)
	Series 2015-C Class B
80,618	3.50%, 09/15/2043	77,945
	Series 2018-C Class B
100,000	4.00%, 11/17/2042	92,523
	Series 2019-B Class A2A
417,050	2.84%, 06/15/2037	395,028
	Series 2020-A Class A2A
53,596	2.23%, 09/15/2037	49,759
	Series 2021-A Class A2A2
126,412	6.21%, 01/15/2053(c) 1-mo. SOFR + 0.84%	124,041
	Series 2021-D Class B
200,000	2.31%, 03/17/2053	160,136
100,000	SoFi Consumer Loan Program Trust(b) Series 2021-1 Class D 2.04%, 09/25/2030	93,164
384,147	Sunnova Helios X Issuer LLC(b) Series 2022-C Class C 6.00%, 11/22/2049	332,693
117,144	Sunnova Helios XII Issuer LLC(b) Series 2023-B Class B 5.60%, 08/22/2050	110,358
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 534,375	Taco Bell Funding LLC(b) Series 2016-1A Class A23 4.97%, 05/25/2046	$ 526,105
965,000	Tesla Auto Lease Trust(b) Series 2023-A Class B 6.41%, 07/20/2027	973,704
284,669	TIF Funding II LLC(b) Series 2021-1A Class A 1.65%, 02/20/2046	244,387
1,119,000	Tricolor Auto Securitization Trust(b) Series 2023-1A Class C 7.24%, 02/16/2027	1,123,681
	Tricon American Homes Trust(b)
	Series 2019-SFR1 Class C
1,740,000	3.15%, 03/17/2038	1,652,558
	Series 2019-SFR1 Class D
115,000	3.20%, 03/17/2038	109,108
	Series 2020-SFR1 Class D
230,000	2.55%, 07/17/2038	211,401
	Series 2020-SFR2 Class D
895,000	2.28%, 11/17/2039	782,964
	Series 2020-SFR2 Class E1
225,000	2.73%, 11/17/2039	196,681
490,000	Tricon Residential Trust(b) Series 2021-SFR1 Class B 2.24%, 07/17/2038	446,442
	United Auto Credit Securitization Trust(b)
	Series 2023-1 Class C
1,112,000	6.28%, 07/10/2028	1,108,194
	Series 2023-1 Class D
1,148,000	8.00%, 07/10/2028	1,165,886
1,190,000	US Bank NA(b) Series 2023-1 Class B 6.79%, 08/25/2032	1,193,004
	VCAT LLC(b)(e)
	Series 2021-NPL1 Class A1
33,494	5.29%, 12/26/2050	33,344
	Series 2021-NPL3 Class A1
255,460	1.74%, 05/25/2051	246,494
	Series 2021-NPL4 Class A1
513,436	1.87%, 08/25/2051	494,819
	Series 2021-NPL5 Class A1
337,558	1.87%, 08/25/2051	331,260
	Series 2021-NPL6 Class A1
569,915	1.92%, 09/25/2051	557,067
305,000	VERDE Ltd(b)(c) Series 2019-1A Class AR 6.76%, 04/15/2032 3-mo. SOFR + 1.36%	304,700
	VFI ABS LLC(b)
	Series 2022-1A Class B
1,100,000	3.04%, 07/24/2028	1,062,624
	Series 2023-1A Class A
987,964	7.27%, 03/26/2029	994,048
92,533	VOLT XCII LLC(b)(e) Series 2021-NPL1 Class A1 1.89%, 02/27/2051	89,510

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 268,322	VOLT XCIII LLC(b)(e) Series 2021-NPL2 Class A1 1.89%, 02/27/2051	$ 259,437
228,106	VOLT XCIV LLC(b)(e) Series 2021-NPL3 Class A1 2.24%, 02/27/2051	222,289
149,053	VOLT XCVI LLC(b)(e) Series 2021-NPL5 Class A1 2.12%, 03/27/2051	144,911
366,268	VOLT XCVII LLC(b)(e) Series 2021-NPL6 Class A1 2.24%, 04/25/2051	353,234
307,199	WAVE Trust(b) Series 2017-1A Class A 3.84%, 11/15/2042	254,982
61,098	Wendy's Funding LLC(b) Series 2018-1A Class A2II 3.88%, 03/15/2048	56,754
	Westlake Automobile Receivables Trust(b)
	Series 2023-1A Class C
1,400,000	5.74%, 08/15/2028	1,394,965
	Series 2023-1A Class D
155,000	6.79%, 11/15/2028	156,803
	Series 2023-4A Class D
640,000	7.19%, 07/16/2029	650,520
967,614	Willis Engine Structured Trust VII(b) Series 2023-A Class A 8.00%, 10/15/2048	962,389
TOTAL ASSET-BACKED SECURITIES — 13.00% (Cost $119,905,969)		$117,187,163
BANK LOANS
510,000	1011778 BC Unlimited Liability Co(c) 7.57%, 09/12/2030 1-mo. SOFR + 2.22%	509,818
	Acrisure LLC(c)
455,000	8.95%,02/15/2027 1-mo. SOFR + 3.60%	453,375
300,000	9.89%,10/18/2030 3-mo. SOFR + 4.56%	300,375
366,948	AI Aqua Merger Sub Inc(c) 9.59%, 07/30/2028 1-mo. SOFR + 4.23%	368,018
719,451	AlixPartners LLP(c) 8.22%, 02/04/2028 1-mo. SOFR + 2.87%	720,800
254,546	Alliance Laundry Systems LLC(c) 8.99%, 10/08/2027 3-mo. SOFR + 3.66%	255,077
246,875	Amentum Government Services Holdings LLC(c) 9.36%, 02/15/2029 1-mo. SOFR + 4.00%	246,643
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 445,839	American Axle & Manufacturing Inc(c) 9.01%, 12/13/2029 3-mo. SOFR + 3.68%	$ 446,954
475,000	Amneal Pharmaceuticals LLC(c) 10.86%, 05/04/2028 1-mo. SOFR + 5.50%	466,292
	Applied Systems Inc(c)
263,675	9.85%,09/18/2026 3-mo. SOFR + 4.52%	264,570
375,896	12.10%,09/17/2027 3-mo. SOFR + 6.77%	377,462
	Arcline FM Holdings LLC(c)
585,240	10.36%,06/23/2028 3-mo. SOFR + 5.03%	584,143
140,000	13.86%,06/25/2029 3-mo. SOFR + 8.53%	133,350
204,488	Arsenal AIC Parent LLC(c) 9.86%, 08/19/2030 1-mo. SOFR + 4.50%	204,999
565,682	Ascend Learning LLC(c) 8.95%, 12/11/2028 1-mo. SOFR + 3.59%	555,252
59,828	Assured Partners Inc(c) 9.22%, 02/12/2027 1-mo. SOFR + 3.87%	59,993
418,909	AssuredPartners Inc(c) 8.97%, 02/12/2027 1-mo. SOFR + 3.62%	419,433
	Asurion LLC(c)
229,409	8.72%,12/23/2026 1-mo. SOFR + 3.37%	228,671
353,365	8.72%,07/31/2027 1-mo. SOFR + 3.37%	350,337
567,136	Barracuda Parent LLC(c) 9.88%, 08/15/2029 3-mo. SOFR + 4.55%	552,755
284,288	Bausch & Lomb Corp(c) 9.36%, 09/14/2028 1-mo. SOFR + 4.00%	283,221
446,080	Blackhawk Network Holdings Inc(c) 8.14%, 06/15/2025 3-mo. SOFR + 2.81%	445,336
115,000	Boxer Parent Co Inc(c) 9.59%, 12/08/2028 1-mo. SOFR + 4.24%	115,769
430,965	BrightView Landscapes LLC(c) 8.63%, 04/20/2029 3-mo. SOFR + 3.30%	430,831
739,178	Brookfield WEC Holdings Inc(c) 8.22%, 08/01/2025 1-mo. SOFR + 2.87%	740,603
809,715	Brown Group Holding LLC(c) 8.21%, 06/07/2028 1-mo. SOFR + 2.85%	809,643
203,463	Caesars Entertainment Inc(b)(c) 8.71%, 02/06/2030 1-mo. SOFR + 3.35%	203,826
	Carnival Corp(c)
587,075	8.36%,08/09/2027 1-mo. SOFR + 3.00%	587,564

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 660,888	8.72%,10/18/2028 1-mo. SOFR + 3.37%	$ 661,714
519,750	Castlelake Aviation One Designated Activity Co(c) 8.13%, 10/22/2027 3-mo. SOFR + 2.80%	520,121
40,000	Catalent Pharma Solutions Inc(c) 8.36%, 02/22/2028 1-mo. SOFR + 3.00%	39,850
656,256	Central Parent LLC(c) 9.35%, 07/06/2029 3-mo. SOFR + 4.02%	658,402
535,000	Century DE Buyer LLC(c) 9.39%, 10/30/2030 3-mo. SOFR + 4.06%	536,337
475,580	Chariot Buyer LLC(c) 8.71%, 11/03/2028 1-mo. SOFR + 3.35%	473,881
259,692	Chart Industries Inc(c) 8.69%, 03/15/2030 1-mo. SOFR + 3.34%	260,341
659,522	CHG Healthcare Services(c) 8.72%, 09/29/2028 1-mo. SOFR + 3.37%	659,705
270,000	Chobani LLC(c) 9.11%, 10/25/2027 1-mo. SOFR + 3.76%	270,169
382,076	Cincinnati Bell Inc(c) 8.71%, 11/22/2028 1-mo. SOFR + 3.35%	378,255
503,737	Clarios Global LP(c) 9.11%, 05/06/2030 1-mo. SOFR + 3.75%	504,115
372,166	Clydesdale Acquisition Holdings Inc(c) 9.63%, 04/13/2029 1-mo. SOFR + 4.28%	373,658
253,175	ConnectWise LLC(c) 8.96%, 09/29/2028 3-mo. SOFR + 3.63%	251,656
600,000	Covia Holdings LLC(c) 9.68%, 07/31/2026 3-mo. SOFR + 4.34%	595,050
467,000	CPM Holdings Inc(c) 9.84%, 09/28/2028 1-mo. SOFR + 4.49%	468,168
740,000	Davis Standard(c) 10.83%, 12/16/2030 1-mo. SOFR + 5.48%	704,850
555,789	Del Monte Food Inc(c) 11.75%, 05/16/2029 1-mo. SOFR + 6.40%	515,495
433,274	DG Investment Intermediate Holdings 2 Inc(c) 10.11%, 03/31/2028 1-mo. SOFR + 4.75%	431,469
599,709	DirectV Financing LLC(c) 10.65%, 08/02/2027 3-mo. SOFR + 5.32%	600,309
324,000	DS Parent Inc(c) 11.21%, 12/08/2028 1-mo. SOFR + 5.85%	323,799
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 418,950	DXP Enterprises Inc(c) 10.29%, 10/15/2030 6-mo. SOFR + 5.13%	$ 419,997
493,682	Dynasty Acquisition Co Inc(c) 9.36%, 08/24/2028 1-mo. SOFR + 8.00%	494,632
403,968	Eagle Broadband Investments LLC(c) 8.61%, 11/12/2027 3-mo. SOFR + 3.28%	394,879
408,975	ECL Entertainment LLC(c) 10.11%, 09/03/2030 1-mo. SOFR + 4.75%	408,975
567,092	Entain Holdings Ltd(c) 7.95%, 03/16/2027 3-mo. SOFR + 2.62%	567,801
	Epicor Software Corp(c)
536,383	8.72%,07/30/2027 1-mo. SOFR + 3.37%	537,785
35,000	9.11%,07/30/2027 1-mo. SOFR + 3.75%	35,289
805,400	Filtration Group Corp(c) 8.97%, 10/21/2028 1-mo. SOFR + 3.62%	806,183
180,000	Financiere Mendel(c) 9.62%, 11/12/2030 3-mo. SOFR + 4.28%	180,450
567,092	Freeport LNG Investments LLP(c) 9.18%, 12/21/2028 3-mo. SOFR + 3.85%	565,573
752,358	Froneri US Inc(c) 7.71%, 01/29/2027 1-mo. SOFR + 2.35%	752,711
571,525	Gainwell Acquisition Corp(c) 9.45%, 10/01/2027 3-mo. SOFR + 4.12%	554,379
560,000	Garda World Security Corp(c) 9.72%, 10/30/2026 3-mo. SOFR + 4.39%	560,087
181,119	Generation Bridge Northeast LLC(c) 9.61%, 08/07/2029 1-mo. SOFR + 4.25%	181,798
115,000	GIP Pilot Acquisition Partners LP(c) 8.39%, 10/04/2030 3-mo. SOFR + 3.06%	115,000
146,794	Grab Holdings Inc(c) 9.97%, 01/29/2026 1-mo. SOFR + 4.62%	147,069
423,919	Gray Television Inc(c) 8.46%, 12/01/2028 1-mo. SOFR + 3.10%	420,033
528,000	GTCR W Merger Sub LLC(c) 8.34%, 09/20/2030 1-mo. SOFR + 2.98%	529,061
312,151	Hamilton Projects Acquiror LLC(c) 9.97%, 06/17/2027 1-mo. SOFR + 4.62%	313,043

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 515,000	HERTZ Corp(c) 9.11%, 06/30/2028 1-mo. SOFR + 3.75%	$ 513,326
204,488	Hub International Ltd(c) 9.66%, 06/20/2030 3-mo. SOFR + 4.33%	205,297
470,000	Hunter Douglas Inc(c) 8.95%, 02/25/2029 1-mo. SOFR + 3.60%	467,797
274,866	Hunter Holdco 3 Ltd(c) 9.70%, 08/19/2028 3-mo. SOFR + 4.37%	273,491
385,802	Ineos Finance PLC(c) 9.21%, 11/08/2027 1-mo. SOFR + 3.85%	385,441
305,000	IVC Acquisition Ltd(c) 10.87%, 11/17/2028 3-mo. SOFR + 5.53%	305,381
297,376	J & J Ventures Gaming LLC(c) 9.61%, 04/26/2028 3-mo. SOFR + 4.28%	294,217
544,752	Kestrel Bidco Inc(c) 8.46%, 12/11/2026 1-mo. SOFR + 3.10%	543,135
545,791	Klockner Pentaplast of America Inc(c) 10.48%, 02/12/2026 6-mo. SOFR + 5.32%	513,043
626,777	Kronos Acquisition Holdings Inc(c) 9.40%, 12/22/2026 3-mo. SOFR + 4.07%	625,406
438,900	Kuehg Corp(c) 10.35%, 06/12/2030 3-mo. SOFR + 5.02%	440,154
459,338	LSF11 A5 HoldCo LLC(c) 9.71%, 10/15/2028 1-mo. SOFR + 4.35%	460,103
560,687	Madison IAQ LLC(c) 8.72%, 06/21/2028 1-mo. SOFR + 3.37%	555,080
298,500	Mauser Packaging Solutions Holding Co(c) 9.34%, 08/14/2026 3-mo. SOFR + 4.01%	299,288
638,363	Mavis Tire Express Services Topco Corp(c) 9.47%, 05/04/2028 1-mo. SOFR + 4.12%	638,718
320,940	McGraw-Hill Education Inc(c) 10.22%, 07/28/2028 1-mo. SOFR + 4.87%	320,137
705,021	Medallion Midland Acquisition LLC(c) 8.86%, 10/18/2028 3-mo. SOFR + 3.53%	706,783
737,494	Medline Borrower LP(c) 8.47%, 10/23/2028 1-mo. SOFR + 3.12%	739,798
318,500	Mileage Plus Holdings Inc(c) 10.77%, 06/21/2027 3-mo. SOFR + 5.44%	329,117
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 250,000	Mosel Bidco SE(c) 10.10%, 09/16/2030 3-mo. SOFR + 4.77%	$ 250,000
513,615	NAB Holdings LLC(c) 8.25%, 11/23/2028 3-mo. SOFR + 2.92%	514,043
554,372	Naked Juice LLC(c) 8.70%, 01/24/2029 3-mo. SOFR + 3.37%	535,402
475,000	NCR Atleos LLC(c) 10.21%, 03/27/2029 1-mo. SOFR + 4.85%	472,328
723,000	Neptune Bidco US Inc(c) 10.51%, 04/11/2029 3-mo. SOFR + 5.18%	659,737
389,023	Nouryon Finance BV(c) 9.47%, 04/03/2028 3-mo. SOFR + 4.14%	389,995
633,404	Numericable US LLC(c) 8.39%, 07/31/2025 3-mo. SOFR + 3.06%	616,099
612,465	Omnia Partners LLC(c) 9.63%, 07/19/2030 3-mo. SOFR + 4.30%	615,145
160,000	Ontario Gaming GTA LP(c) 9.60%, 08/01/2030 3-mo. SOFR + 4.27%	160,525
414,582	Oryx Midstream Services Permian Basin LLC(c) 8.71%, 10/05/2028 1-mo. SOFR + 3.35%	415,204
474,777	Packaging Coordinators Midco Inc(c) 9.11%, 11/30/2027 3-mo. SOFR + 3.78%	475,097
469,464	PAI Holdco Inc(c) 9.39%, 10/28/2027 3-mo. SOFR + 4.06%	436,993
654,318	Pegasus BidCo BV(c) 9.63%, 07/12/2029 3-mo. SOFR + 4.30%	653,773
848,583	Peraton Corp(c) 9.21%, 02/01/2028 1-mo. SOFR + 3.85%	849,432
243,599	PetsMart LLC(c) 9.21%, 02/11/2028 1-mo. SOFR + 3.85%	240,554
504,182	Phoenix Guarantor Inc(c) 8.72%, 03/05/2026 1-mo. SOFR + 3.37%	503,820
639,658	Phoenix Newco Inc(c) 8.72%, 11/15/2028 1-mo. SOFR + 3.37%	642,057
535,000	Playa Resorts Holding(c) 8.34%, 01/05/2029 1-mo. SOFR + 2.98%	535,121
422,837	Polaris Newco LLC(c) 9.47%, 06/02/2028 1-mo. SOFR + 4.12%	416,618
529,031	Project Ruby Ultimate Parent Corp(c) 8.72%, 03/10/2028 1-mo. SOFR + 3.37%	527,929

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 254,092	Proofpoint Inc(c) 8.72%, 08/31/2028 1-mo. SOFR + 3.37%	$ 253,890
157,597	Raptor Acquisition Corp(c) 9.63%, 11/01/2026 3-mo. SOFR + 4.30%	158,040
285,235	Realpage Inc(c) 8.47%, 04/24/2028 1-mo. SOFR + 3.12%	283,044
491,287	Roper Industrial Product(c) 9.35%, 11/22/2029 3-mo. SOFR + 4.02%	492,209
470,111	Safe Fleet Holdings LLC(c) 9.21%, 02/23/2029 1-mo. SOFR + 3.85%	470,699
526,005	Scientific Games Holdings LP(c) 8.66%, 04/04/2029 3-mo. SOFR + 3.33%	525,421
492,525	Sedgwick Claims Management Services Inc(c) 9.11%, 02/24/2028 1-mo. SOFR + 3.75%	493,756
370,573	Shearers Foods LLC(c) 8.97%, 09/23/2027 1-mo. SOFR + 3.62%	370,660
366,426	Sophia LP(c) 8.96%, 10/07/2027 1-mo. SOFR + 3.60%	366,884
218,899	Sotera Health Holdings LLC(c) 9.11%, 12/11/2026 1-mo. SOFR + 3.75%	218,625
445,000	Southern Veterinary Partners LLC(c) 9.47%, 10/05/2027 1-mo. SOFR + 4.12%	443,220
	SRS Distribution Inc(c)
54,313	8.96%,06/02/2028 1-mo. SOFR + 3.60%	54,217
602,754	8.97%,06/02/2028 1-mo. SOFR + 3.62%	602,151
300,318	St. George's University Scholastic Services LLC(c) 8.71%, 02/10/2029 1-mo. SOFR + 3.35%	300,122
1,181,641	Star Parent Inc(c) 9.35%, 09/28/2030 3-mo. SOFR + 4.02%	1,170,711
446,314	Star US Bidco LLC(c) 9.70%, 03/17/2027 1-mo. SOFR + 4.34%	445,477
435,000	Summit Materials LLC(c) 7.83%, 11/30/2028 1-mo. SOFR + 2.48%	435,544
595,507	Sunshine Luxembourg VII SARL(c) 8.95%, 10/01/2026 3-mo. SOFR + 3.62%	598,113
642,255	Terrier Media Buyer Inc(c) 8.95%, 12/17/2026 3-mo. SOFR + 3.62%	593,283
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 847,751	Titan Acquisition Ltd(c) 8.73%, 03/28/2025 6-mo. SOFR + 3.57%	$ 846,298
205,000	TMF Group Holdco B.V.(c) 10.41%, 05/03/2028 3-mo. SOFR + 5.08%	205,513
648,367	Transdigm Inc(c) 8.60%, 08/24/2028 3-mo. SOFR + 3.27%	650,866
95,000	TransDigm Inc(c) 8.60%, 02/14/2031 3-mo. SOFR + 3.27%	95,369
541,747	Traverse Midstream Partners LLC(c) 9.24%, 02/16/2028 3-mo. SOFR + 3.91%	541,239
691,093	TricorBraun Inc(c) 8.72%, 03/03/2028 1-mo. SOFR + 3.37%	685,621
716,284	Triton Water Holdings Inc(c) 8.86%, 03/31/2028 3-mo. SOFR + 3.53%	708,822
473,779	Trugreen LP(c) 9.46%, 11/02/2027 1-mo. SOFR + 4.10%	457,197
515,000	Uber Technologies Inc(c) 8.13%, 03/03/2030 3-mo. SOFR + 2.80%	516,001
682,861	UFC Holdings LLC(c) 8.40%, 04/29/2026 3-mo. SOFR + 3.07%	684,312
	UKG Inc(c)
846,699	8.76%,05/04/2026 3-mo. SOFR + 3.43%	848,142
25,000	10.76%,05/03/2027 3-mo. SOFR + 5.43%	25,010
699,618	Univision Communications Inc(c) 8.72%, 03/15/2026 1-mo. SOFR + 3.37%	696,995
840,000	Upfield USA Corp(c) 10.08%, 01/02/2028 1-mo. SOFR + 4.73%	823,725
372,938	Upstream Newco Inc(c) 9.89%, 11/20/2026 3-mo. SOFR + 4.56%	350,872
889,933	Viant Medical Holdings Inc(c) 9.22%, 07/02/2025 1-mo. SOFR + 3.87%	877,141
500,000	WIN Waste Innovations(c) 8.20%, 03/27/2028 1-mo. SOFR + 2.85%	468,750
463,837	Windsor Holdings III LLC(c) 9.84%, 08/01/2030 1-mo. SOFR + 4.49%	466,322
TOTAL BANK LOANS — 7.22% (Cost $64,514,880)		$ 65,077,044

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
CORPORATE BONDS AND NOTES
Basic Materials — 3.03%
	Anglo American Capital PLC(b)
$ 620,000	2.63%, 09/10/2030	$ 527,421
400,000	2.88%, 03/17/2031	340,176
645,000	5.50%, 05/02/2033	651,583
	ArcelorMittal SA
915,000	6.80%, 11/29/2032	989,488
590,000	6.75%, 03/01/2041	623,821
525,000	Ashland Inc(b) 3.38%, 09/01/2031	452,507
1,180,000	ASP Unifrax Holdings Inc(b) 5.25%, 09/30/2028	852,083
455,000	ATI Inc 5.88%, 12/01/2027	448,379
715,000	Bayport Polymers LLC(b) 5.14%, 04/14/2032	671,395
	Braskem Netherlands Finance BV(b)
600,000	4.50%, 01/31/2030	465,698
325,000	8.50%, 01/12/2031	302,250
400,000	5.88%, 01/31/2050	277,169
	Celanese US Holdings LLC
260,000	6.33%, 07/15/2029	272,551
290,000	6.55%, 11/15/2030	306,567
160,000	6.38%, 07/15/2032	169,134
1,150,000	6.70%, 11/15/2033	1,247,288
516,000	Cleveland-Cliffs Inc(b) 6.75%, 03/15/2026	517,815
850,000	Corp Nacional del Cobre de Chile(b) 5.95%, 01/08/2034	861,602
	First Quantum Minerals Ltd(b)
1,415,000	7.50%, 04/01/2025	1,349,196
945,000	6.88%, 03/01/2026	845,903
500,000	6.88%, 10/15/2027	424,922
1,110,000	FMG Resources Pty Ltd(b)(f) 5.88%, 04/15/2030	1,099,802
	Glencore Funding LLC(b)
1,275,000	6.13%, 10/06/2028	1,335,703
1,495,000	4.88%, 03/12/2029	1,493,512
225,000	2.50%, 09/01/2030(f)	193,041
1,225,000	6.38%, 10/06/2030	1,315,164
1,615,000	5.70%, 05/08/2033	1,675,593
3,635,000	6.50%, 10/06/2033	3,962,943
700,000	Illuminate Buyer LLC / Illuminate Holdings IV Inc(b) 9.00%, 07/01/2028	669,340
500,000	INEOS Quattro Finance 2 PLC(b) 9.63%, 03/15/2029	532,231
151,000	NOVA Chemicals Corp(b) 5.00%, 05/01/2025	147,254
165,000	Novelis Corp(b) 4.75%, 01/30/2030	155,174
555,000	Suzano Austria GmbH 3.75%, 01/15/2031	486,757
652,000	Taseko Mines Ltd(b) 7.00%, 02/15/2026	617,900
105,000	Volcan Cia Minera SAA(b) 4.38%, 02/11/2026	65,238
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 1,075,000	WR Grace Holdings LLC(b) 5.63%, 08/15/2029	$ 945,954
		27,292,554
Communications — 5.26%
410,000	Altice France Holding SA(b) 6.00%, 02/15/2028	196,890
	Altice France SA(b)
200,000	5.13%, 01/15/2029	155,549
820,000	5.13%, 07/15/2029	637,976
970,000	AT&T Inc 5.40%, 02/15/2034	1,000,385
200,000	Block Communications Inc(b) 4.88%, 03/01/2028	175,000
	CCO Holdings LLC / CCO Holdings Capital Corp(b)
60,000	5.38%, 06/01/2029	56,555
733,000	4.75%, 03/01/2030	669,790
554,000	4.50%, 08/15/2030	499,422
465,000	4.25%, 02/01/2031	406,377
1,260,000	4.75%, 02/01/2032	1,111,270
870,000	4.25%, 01/15/2034	706,985
	Charter Communications Operating LLC / Charter Communications Operating Capital
450,000	2.80%, 04/01/2031	379,558
90,000	2.30%, 02/01/2032	71,620
115,000	4.40%, 04/01/2033	106,132
765,000	5.13%, 07/01/2049	621,294
2,220,000	4.80%, 03/01/2050	1,718,440
695,000	4.40%, 12/01/2061	480,260
870,000	3.95%, 06/30/2062	547,328
	CommScope Inc(b)
500,000	7.13%, 07/01/2028	237,500
1,185,000	4.75%, 09/01/2029	795,616
	CommScope Technologies LLC(b)
930,000	6.00%, 06/15/2025	757,950
175,000	5.00%, 03/15/2027	72,844
	CSC Holdings LLC
430,000	5.25%, 06/01/2024	420,930
480,000	5.38%, 02/01/2028(b)	424,000
1,105,000	7.50%, 04/01/2028(b)	826,639
200,000	4.13%, 12/01/2030(b)	152,150
2,435,000	4.63%, 12/01/2030(b)	1,466,163
2,350,000	3.38%, 02/15/2031(b)	1,714,497
400,000	4.50%, 11/15/2031(b)	302,430
890,000	CT Trust(b) 5.13%, 02/03/2032	777,826
	DISH DBS Corp
380,000	5.88%, 11/15/2024	356,350
923,000	7.75%, 07/01/2026	642,879
2,330,000	5.25%, 12/01/2026(b)	1,996,227
1,290,000	5.75%, 12/01/2028(b)	1,028,904
1,385,000	5.13%, 06/01/2029	713,815
	Expedia Group Inc
990,000	3.25%, 02/15/2030	907,540
1,450,000	2.95%, 03/15/2031	1,276,143

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Communications — (continued)
$ 600,000	Go Daddy Operating Co LLC / GD Finance Co Inc(b) 3.50%, 03/01/2029	$ 543,418
1,190,000	Gray Television Inc(b)(f) 7.00%, 05/15/2027	1,131,095
	iHeartCommunications Inc(b)
935,000	5.25%, 08/15/2027	742,928
535,000	4.75%, 01/15/2028(f)	411,578
	Lamar Media Corp
70,000	3.75%, 02/15/2028	65,662
70,000	4.00%, 02/15/2030	64,154
	Level 3 Financing Inc(b)
90,000	4.63%, 09/15/2027	54,000
567,000	3.63%, 01/15/2029	238,140
420,000	Millennium Escrow Corp(b) 6.63%, 08/01/2026	298,200
	Netflix Inc
300,000	EUR, 3.63%, 05/15/2027	334,940
1,485,000	5.38%, 11/15/2029(b)	1,534,182
1,215,000	4.88%, 06/15/2030(b)	1,230,250
120,000	Outfront Media Capital LLC / Outfront Media Capital Corp(b) 7.38%, 02/15/2031	126,017
190,000	Sirius XM Radio Inc(b)(f) 5.50%, 07/01/2029	183,698
400,000	SoftBank Group Corp 4.63%, 07/06/2028	365,826
	Sprint Capital Corp
70,000	6.88%, 11/15/2028	75,847
1,355,000	8.75%, 03/15/2032	1,672,426
349,000	Telesat Canada / Telesat LLC(b) 6.50%, 10/15/2027	163,141
	Time Warner Cable LLC
35,000	5.88%, 11/15/2040	31,682
235,000	5.50%, 09/01/2041	203,295
2,290,000	4.50%, 09/15/2042	1,797,045
	T-Mobile USA Inc
745,000	3.38%, 04/15/2029	692,182
755,000	3.88%, 04/15/2030	715,968
2,350,000	3.50%, 04/15/2031	2,148,346
195,000	2.70%, 03/15/2032	166,179
847,000	5.05%, 07/15/2033	853,586
1,085,000	5.75%, 01/15/2034	1,150,796
	Uber Technologies Inc(b)
595,000	8.00%, 11/01/2026	606,038
600,000	7.50%, 09/15/2027	621,378
3,140,000	4.50%, 08/15/2029	2,995,455
1,173,000	Viasat Inc(b) 5.63%, 09/15/2025	1,143,721
675,000	Virgin Media Finance PLC(b)(f) 5.00%, 07/15/2030	595,122
		47,367,529
Consumer, Cyclical — 4.76%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(b)
120,000	3.88%, 01/15/2028	113,367
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 210,000	4.38%, 01/15/2028	$ 200,567
575,000	4.00%, 10/15/2030	515,717
1,337,697	Alaska Airlines Pass Through Trust(b) Series 2020-1 Class A 4.80%, 08/15/2027	1,290,861
445,000	Allison Transmission Inc(b)(f) 3.75%, 01/30/2031	393,180
	American Airlines Pass Through Trust
	Series 2016-1 Class B
546,717	5.25%, 01/15/2024	546,122
	Series 2017-2 Class B
228,617	3.70%, 10/15/2025	215,068
	Series 2016-3 Class B
671,669	3.75%, 10/15/2025	633,251
265,000	Asbury Automotive Group Inc(b)(f) 4.63%, 11/15/2029	245,284
1,350,000	Ashton Woods USA LLC / Ashton Woods Finance Co(b) 4.63%, 04/01/2030	1,209,318
140,000	AutoNation Inc 4.75%, 06/01/2030	135,218
290,000	Beacon Roofing Supply Inc(b) 6.50%, 08/01/2030	296,517
1,000	BlueLinx Holdings Inc(b) 6.00%, 11/15/2029	925
193,963	British Airways Pass Through Trust(b) Series 2019-1 Class A 3.35%, 06/15/2029	175,271
	Carnival Corp(b)
610,000	7.63%, 03/01/2026(f)	621,029
745,000	5.75%, 03/01/2027	726,698
5,000	4.00%, 08/01/2028	4,649
445,000	6.00%, 05/01/2029	428,181
250,000	7.00%, 08/15/2029(f)	261,030
515,000	Churchill Downs Inc(b)(f) 6.75%, 05/01/2031	522,692
	Clarios Global LP / Clarios US Finance Co(b)
477,000	8.50%, 05/15/2027	478,663
60,000	6.75%, 05/15/2028(f)	61,213
520,000	Daimler Truck Finance North America LLC(b) 5.50%, 09/20/2033	529,781
725,075	Delta Air Lines Pass Through Trust Series 2015-1 Class AA 3.63%, 07/30/2027	682,857
1,070,000	Dillard's Inc 7.75%, 07/15/2026	1,112,219
200,000	Ferguson Finance PLC(b) 3.25%, 06/02/2030	178,855
	Ferrellgas LP / Ferrellgas Finance Corp(b)
429,000	5.38%, 04/01/2026	419,838
702,000	5.88%, 04/01/2029	663,150
191,000	Ford Motor Co 4.75%, 01/15/2043	157,667

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 620,000	Ford Motor Credit Co LLC 7.35%, 03/06/2030	$ 666,067
	General Motors Co
90,000	5.20%, 04/01/2045	80,996
505,000	5.40%, 04/01/2048	461,388
1,070,000	5.95%, 04/01/2049(f)	1,046,922
	General Motors Financial Co Inc
50,000	5.70%, Perpetual(f)(g)	46,175
30,000	5.75%, Perpetual(g)	26,610
90,000	3.10%, 01/12/2032(f)	76,623
1,280,000	6.40%, 01/09/2033(f)	1,362,052
765,000	GENM Capital Labuan Ltd(b) 3.88%, 04/19/2031	652,633
1,100,000	Genuine Parts Co 6.88%, 11/01/2033	1,221,236
	Hilton Domestic Operating Co Inc(b)
515,000	4.00%, 05/01/2031	471,702
140,000	3.63%, 02/15/2032	122,179
	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(b)
330,000	5.00%, 06/01/2029(f)	304,440
105,000	4.88%, 07/01/2031	92,946
1,295,000	LBM Acquisition LLC(b) 6.25%, 01/15/2029	1,156,370
	Light & Wonder International Inc(b)
1,490,000	7.00%, 05/15/2028	1,505,162
15,000	7.25%, 11/15/2029	15,359
395,000	7.50%, 09/01/2031	412,007
	Lithia Motors Inc(b)
1,155,000	3.88%, 06/01/2029(f)	1,043,027
265,000	4.38%, 01/15/2031	240,892
255,000	Marriott Ownership Resorts Inc(b)(f) 4.50%, 06/15/2029	224,709
1,305,000	MDC Holdings Inc 3.97%, 08/06/2061	849,922
771,000	Meritage Homes Corp(b) 3.88%, 04/15/2029	708,507
775,000	Michaels Cos Inc(b) 7.88%, 05/01/2029	487,932
	NCL Corp Ltd(b)
650,000	5.88%, 03/15/2026	635,152
350,000	5.88%, 02/15/2027	346,979
680,000	8.13%, 01/15/2029	710,316
900,000	NCL Finance Ltd(b) 6.13%, 03/15/2028	861,509
894,000	Newell Brands Inc 6.63%, 09/15/2029	890,422
570,000	Nissan Motor Acceptance Co LLC(b) 7.05%, 09/15/2028	601,366
739,000	NMG Holding Co Inc / Neiman Marcus Group LLC(b)(f) 7.13%, 04/01/2026	710,140
655,000	Ontario Gaming GTA LP(b) 8.00%, 08/01/2030	675,469
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 1,130,000	PetSmart Inc / PetSmart Finance Corp(b) 7.75%, 02/15/2029	$ 1,099,284
	Royal Caribbean Cruises Ltd(b)
50,000	4.25%, 07/01/2026	48,294
1,580,000	5.50%, 04/01/2028	1,559,869
27,000	9.25%, 01/15/2029	29,042
	Tapestry Inc
170,000	3.05%, 03/15/2032	138,293
1,035,000	7.85%, 11/27/2033	1,104,223
	Travel + Leisure Co
50,000	6.00%, 04/01/2027	49,722
655,000	4.50%, 12/01/2029(b)	586,608
340,000	4.63%, 03/01/2030(b)	304,062
245,000	4.63%, 03/01/2030	219,103
1,500,000	United Airlines Pass Through Trust Series 2023-1 Class A 5.80%, 01/15/2036	1,521,130
1,085,000	VistaJet Malta Finance PLC / Vista Management Holding Inc(b)(f) 9.50%, 06/01/2028	918,238
1,865,000	Warnermedia Holdings Inc 4.28%, 03/15/2032	1,706,855
430,000	Windsor Holdings III LLC(b) 8.50%, 06/15/2030	449,362
	Yum! Brands Inc(f)
955,000	3.63%, 03/15/2031	861,213
255,000	4.63%, 01/31/2032	238,450
	ZF North America Capital Inc(b)
340,000	6.88%, 04/14/2028	352,331
190,000	7.13%, 04/14/2030	202,501
		42,914,977
Consumer, Non-Cyclical — 5.49%
788,000	Akumin Inc(b)(h) 7.00%, 11/01/2025	638,280
505,000	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC(b)(f) 3.25%, 03/15/2026	476,470
	Ashtead Capital Inc(b)
590,000	4.38%, 08/15/2027	566,467
880,000	5.50%, 08/11/2032	869,286
220,000	5.55%, 05/30/2033	217,679
1,400,000	5.95%, 10/15/2033	1,426,319
650,000	Bacardi Ltd / Bacardi-Martini BV(b) 5.40%, 06/15/2033	653,250
816,000	BAT Capital Corp 7.75%, 10/19/2032	921,163
10,000	Bausch & Lomb Escrow Corp(b) 8.38%, 10/01/2028	10,549
	Bausch Health Cos Inc(b)
55,000	6.13%, 02/01/2027	37,125
1,135,000	4.88%, 06/01/2028	683,546
242,000	11.00%, 09/30/2028	175,929
47,000	14.00%, 10/15/2030	26,147

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 350,000	Block Inc(f) 3.50%, 06/01/2031	$ 310,783
910,000	Catalent Pharma Solutions Inc(b)(f) 3.50%, 04/01/2030	791,644
	Centene Corp
40,000	2.45%, 07/15/2028	35,624
730,000	4.63%, 12/15/2029	699,871
320,000	3.38%, 02/15/2030	287,114
405,000	3.00%, 10/15/2030	350,748
1,205,000	2.50%, 03/01/2031	1,003,959
510,000	2.63%, 08/01/2031	423,158
540,000	Central American Bottling Corp / CBC Bottling Holdco SL / Beliv Holdco SL(b) 5.25%, 04/27/2029	506,914
945,000	Cheplapharm Arzneimittel GmbH(b) 5.50%, 01/15/2028	893,505
	CHS / Community Health Systems Inc(b)
378,000	6.88%, 04/15/2029	243,913
886,000	4.75%, 02/15/2031(f)	696,516
1,272,000	CoStar Group Inc(b) 2.80%, 07/15/2030	1,081,122
805,000	Coty Inc / HFC Prestige Products Inc / HFC Prestige International US LLC(b) 6.63%, 07/15/2030	826,985
150,000	CVS Health Corp 5.25%, 01/30/2031	153,868
1,450,000	DENTSPLY SIRONA Inc 3.25%, 06/01/2030	1,281,831
75,000	Encompass Health Corp 4.75%, 02/01/2030	70,630
595,000	ERAC USA Finance LLC(b) 4.90%, 05/01/2033	594,197
	Gartner Inc(b)
445,000	3.63%, 06/15/2029	401,650
445,000	3.75%, 10/01/2030	393,367
	Global Payments Inc
220,000	5.30%, 08/15/2029	221,438
255,000	2.90%, 05/15/2030	224,293
315,000	2.90%, 11/15/2031	269,448
775,000	5.40%, 08/15/2032	782,554
1,252,000	GTCR W-2 Merger Sub LLC(b) 7.50%, 01/15/2031	1,323,016
3,455,000	HCA Inc(f) 5.50%, 06/01/2033	3,509,253
745,000	Hertz Corp(b)(f) 5.00%, 12/01/2029	611,129
395,000	HLF Financing SARL LLC / Herbalife International Inc(b) 4.88%, 06/01/2029	310,158
330,000	Hologic Inc(b) 3.25%, 02/15/2029	299,184
914,000	IQVIA Inc(b) 5.70%, 05/15/2028	930,964
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc
$ 260,000	3.00%, 02/02/2029	$ 228,695
825,000	3.75%, 12/01/2031	710,859
480,000	Kronos Acquisition Holdings Inc / KIK Custom Products Inc(b) 7.00%, 12/31/2027	458,400
205,000	Lannett Co Inc(h)(i) 7.75%,	11,275
1,165,000	LifePoint Health Inc(b)(f) 9.88%, 08/15/2030	1,177,338
760,000	Medline Borrower LP(b) 5.25%, 10/01/2029	716,358
1,265,000	Minerva Luxembourg SA(b)(f) 8.88%, 09/13/2033	1,337,477
	Molina Healthcare Inc(b)
435,000	4.38%, 06/15/2028	411,414
550,000	3.88%, 05/15/2032	480,570
780,000	Neptune Bidco US Inc(b) 9.29%, 04/15/2029	727,348
327,000	Par Pharmaceutical Inc(b)(h) 7.50%, 04/01/2027	209,280
565,000	Pfizer Investment Enterprises Pte Ltd 4.75%, 05/19/2033	566,268
	Pilgrim's Pride Corp
185,000	4.25%, 04/15/2031	167,096
840,000	3.50%, 03/01/2032	710,153
703,000	6.25%, 07/01/2033	723,334
685,000	Prime Security Services Borrower LLC / Prime Finance Inc(b)(f) 6.25%, 01/15/2028	681,005
720,000	Quest Diagnostics Inc 6.40%, 11/30/2033	798,549
340,000	S&P Global Inc(b) 5.25%, 09/15/2033	355,714
370,000	Sigma Holdco BV(b) 7.88%, 05/15/2026	333,000
545,000	Smithfield Foods Inc(b) 3.00%, 10/15/2030	447,403
652,000	Surgery Center Holdings Inc(b) 6.75%, 07/01/2025	649,555
	Teva Pharmaceutical Finance Netherlands II BV
465,000	EUR, 7.38%, 09/15/2029	560,670
395,000	EUR, 7.88%, 09/15/2031	493,336
	Teva Pharmaceutical Finance Netherlands III BV
1,624,000	3.15%, 10/01/2026	1,503,661
210,000	4.75%, 05/09/2027	201,075
385,000	5.13%, 05/09/2029(f)	367,693
605,000	7.88%, 09/15/2029(f)	652,045
890,000	8.13%, 09/15/2031	970,617
2,825,000	4.10%, 10/01/2046	1,912,096
215,000	TriNet Group Inc(b) 3.50%, 03/01/2029	192,338

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 645,000	United Rentals North America Inc 3.75%, 01/15/2032	$ 570,694
1,645,000	Universal Health Services Inc 2.65%, 01/15/2032	1,351,401
820,000	US Acute Care Solutions LLC(b) 6.38%, 03/01/2026	685,159
	Viatris Inc
525,000	2.70%, 06/22/2030	444,421
660,000	4.00%, 06/22/2050	464,255
1,045,000	Zimmer Biomet Holdings Inc 3.55%, 03/20/2030	949,465
		49,451,063
Energy — 7.24%
	Aker BP ASA(b)
335,000	5.60%, 06/13/2028	341,483
730,000	4.00%, 01/15/2031	670,285
380,000	3.10%, 07/15/2031	325,011
389,000	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp(b) 7.50%, 05/01/2025	387,055
493,165	Alta Wind Holdings LLC(b) 7.00%, 06/30/2035	425,334
657,000	Antero Midstream Partners LP / Antero Midstream Finance Corp(b) 5.75%, 01/15/2028	650,452
950,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp(b) 8.25%, 12/31/2028	955,520
1,485,000	BP Capital Markets PLC(g) 4.88%, Perpetual	1,410,449
	Cheniere Energy Partners LP
110,000	4.50%, 10/01/2029	105,211
1,980,000	4.00%, 03/01/2031	1,800,102
285,000	3.25%, 01/31/2032	242,829
395,000	5.95%, 06/30/2033(b)	405,562
590,000	CITGO Petroleum Corp(b) 7.00%, 06/15/2025	589,040
	Civitas Resources Inc(b)
175,000	8.63%, 11/01/2030	185,626
445,000	8.75%, 07/01/2031	473,723
	Columbia Pipelines Operating Co LLC(b)
715,000	6.04%, 11/15/2033	748,798
105,000	6.71%, 08/15/2063	115,794
	Continental Resources Inc
100,000	4.38%, 01/15/2028	96,822
3,225,000	5.75%, 01/15/2031(b)	3,210,356
1,945,000	2.88%, 04/01/2032(b)	1,577,853
644,000	Coronado Finance Pty Ltd(b) 10.75%, 05/15/2026	670,927
284,000	CrownRock LP / CrownRock Finance Inc(b) 5.00%, 05/01/2029	276,900
Principal Amount(a)		Fair Value
Energy — (continued)
$ 840,000	DCP Midstream Operating LP(b) 6.45%, 11/03/2036	$ 893,192
800,000	DT Midstream Inc(b) 4.13%, 06/15/2029	735,987
	Ecopetrol SA
840,000	4.63%, 11/02/2031	712,615
1,045,000	8.88%, 01/13/2033	1,135,373
	Enbridge Inc
845,000	5.70%, 03/08/2033	878,290
705,000	7.63%, 01/15/2083	706,071
415,000	8.50%, 01/15/2084	441,413
667,000	Enerflex Ltd(b) 9.00%, 10/15/2027	643,424
	Energian Israel Finance Ltd(b)
360,000	5.38%, 03/30/2028	315,990
470,000	5.88%, 03/30/2031	396,068
	Energy Transfer LP
928,000	6.50%, Perpetual(g)	881,860
655,000	5.75%, 02/15/2033	675,291
1,300,000	6.55%, 12/01/2033	1,410,890
205,000	EnLink Midstream LLC(b) 6.50%, 09/01/2030	209,299
270,000	EQM Midstream Partners LP(b) 7.50%, 06/01/2027	278,207
	EQT Corp
565,000	3.90%, 10/01/2027	540,505
110,000	5.70%, 04/01/2028	111,630
485,000	5.00%, 01/15/2029	480,452
1,075,000	7.00%, 02/01/2030	1,153,733
505,000	3.63%, 05/15/2031(b)(f)	451,000
1,385,000	Flex Intermediate Holdco LLC(b) 3.36%, 06/30/2031	1,133,661
630,000	Genesis Energy LP / Genesis Energy Finance Corp 8.88%, 04/15/2030	651,419
75,000	Gray Oak Pipeline LLC(b) 3.45%, 10/15/2027	69,737
465,000	Greensaif Pipelines Bidco SARL(b) 6.13%, 02/23/2038	484,797
740,000	Helix Energy Solutions Group Inc(b) 9.75%, 03/01/2029	778,199
395,000	Hess Midstream Operations LP(b) 4.25%, 02/15/2030	363,400
	Hilcorp Energy I LP / Hilcorp Finance Co(b)
711,000	5.75%, 02/01/2029	686,609
578,000	6.00%, 02/01/2031	557,129
1,120,000	International Petroleum Corp(b) 7.25%, 02/01/2027	1,040,711
	KazMunayGas National Co JSC
350,000	5.38%, 04/24/2030	346,676
200,000	5.38%, 04/24/2030(b)	198,101
390,000	6.38%, 10/24/2048	366,132
600,000	6.38%, 10/24/2048(b)	563,280

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Energy — (continued)
$ 615,000	Kinder Morgan Inc 7.75%, 01/15/2032	$ 699,190
	Leviathan Bond Ltd(b)
255,000	6.13%, 06/30/2025	246,712
210,000	6.50%, 06/30/2027	197,056
235,000	6.75%, 06/30/2030	213,886
770,000	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp(b) 6.00%, 08/01/2026	750,750
110,000	Matador Resources Co(b) 6.88%, 04/15/2028	111,575
1,010,000	Nabors Industries Ltd(b) 7.25%, 01/15/2026	970,822
776,000	Northriver Midstream Finance LP(b) 5.63%, 02/15/2026	752,297
	Occidental Petroleum Corp
10,000	5.55%, 03/15/2026	10,072
735,000	8.88%, 07/15/2030	860,100
245,000	6.63%, 09/01/2030(f)	260,560
1,363,000	6.13%, 01/01/2031	1,415,049
230,000	7.50%, 05/01/2031	257,909
	Ovintiv Inc
90,000	8.13%, 09/15/2030	101,248
20,000	7.20%, 11/01/2031	21,703
80,000	7.38%, 11/01/2031	88,127
680,000	6.50%, 08/15/2034	722,886
600,000	6.63%, 08/15/2037	621,188
30,000	6.50%, 02/01/2038	30,943
2,095,000	Pertamina Persero PT(b) 2.30%, 02/09/2031	1,772,028
1,800,000	Petroleos de Venezuela SA(b)(h) 6.00%, 05/16/2024	197,960
	Petroleos Mexicanos
1,360,000	6.50%, 03/13/2027	1,267,698
1,370,000	6.70%, 02/16/2032	1,136,798
780,000	7.69%, 01/23/2050	554,708
525,000	Petronas Capital Ltd(b) 3.50%, 04/21/2030	492,502
	Plains All American Pipeline LP / PAA Finance Corp
495,000	3.55%, 12/15/2029	455,732
780,000	3.80%, 09/15/2030	717,751
890,000	Reliance Industries Ltd(b)(f) 2.88%, 01/12/2032	762,360
500,000	Sanchez Energy Corp(h) 0.00%, 02/15/2024	37,500
90,000	Southwestern Energy Co 4.75%, 02/01/2032	83,269
925,000	State Oil Co of the Azerbaijan Republic 6.95%, 03/18/2030	970,094
795,000	Sunnova Energy Corp(b)(f) 5.88%, 09/01/2026	676,752
	Targa Resources Corp
725,000	6.13%, 03/15/2033	763,308
1,610,000	6.50%, 03/30/2034	1,737,624
Principal Amount(a)		Fair Value
Energy — (continued)
	Targa Resources Partners LP / Targa Resources Partners Finance Corp
$ 80,000	5.50%, 03/01/2030	$ 79,986
70,000	4.88%, 02/01/2031	67,999
440,000	4.00%, 01/15/2032	401,777
570,000	Teck Resources Ltd 6.13%, 10/01/2035	594,899
533,000	Teine Energy Ltd(b) 6.88%, 04/15/2029	500,428
	Transocean Inc(b)
525,000	11.50%, 01/30/2027	548,625
541,500	8.75%, 02/15/2030	565,738
	Var Energi ASA(b)
240,000	7.50%, 01/15/2028	254,341
670,000	8.00%, 11/15/2032	750,132
	Venture Global Calcasieu Pass LLC(b)
60,000	3.88%, 08/15/2029	54,438
320,000	6.25%, 01/15/2030	318,269
2,324,000	4.13%, 08/15/2031	2,047,458
395,000	Viper Energy Inc(b) 7.38%, 11/01/2031	408,825
	Western Midstream Operating LP
480,000	6.35%, 01/15/2029	501,317
120,000	4.05%, 02/01/2030(f)	112,217
905,000	6.15%, 04/01/2033(f)	940,176
55,000	5.45%, 04/01/2044(f)	49,792
280,000	5.30%, 03/01/2048(f)	243,663
35,000	5.50%, 08/15/2048	31,213
925,000	5.25%, 02/01/2050	829,319
		65,215,042
Financial — 15.01%
1,082,000	Acrisure LLC / Acrisure Finance Inc(b) 7.00%, 11/15/2025	1,079,423
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
150,000	5.75%, 06/06/2028	153,516
1,371,000	3.00%, 10/29/2028	1,251,707
485,000	6.15%, 09/30/2030	510,748
1,435,000	3.30%, 01/30/2032	1,248,923
160,000	3.40%, 10/29/2033	137,388
100,000	AGFC Capital Trust I(b)(c) 7.41%, 01/15/2067 3-mo. SOFR + 2.01%	52,303
430,000	Agile Group Holdings Ltd 6.05%, 10/13/2025	50,525
200,000	AIB Group PLC(b) 6.61%, 09/13/2029	210,690
	Air Lease Corp
640,000	4.65%, Perpetual(g)	574,589
10,000	4.63%, 10/01/2028	9,770
95,000	3.25%, 10/01/2029	85,815
380,000	3.00%, 02/01/2030	337,124
715,000	3.13%, 12/01/2030	625,377

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Financial — (continued)
	Aircastle Ltd
$ 215,000	5.25%, Perpetual(b)(g)	$ 184,322
1,210,000	4.25%, 06/15/2026	1,169,008
800,000	Allianz SE(b) 6.35%, 09/06/2053	829,472
870,000	Allstate Corp(c)(f) 8.58%, 08/15/2053 3-mo. SOFR + 3.20%	864,400
	Ally Financial Inc
1,795,000	4.70%, Perpetual(g)	1,298,028
1,345,000	2.20%, 11/02/2028	1,143,430
620,000	8.00%, 11/01/2031	679,210
860,000	American Express Co 5.63%, 07/28/2034	888,651
1,385,000	American Tower Corp REIT 5.90%, 11/15/2033	1,466,334
	Antares Holdings LP(b)
250,000	2.75%, 01/15/2027	221,477
250,000	3.75%, 07/15/2027	225,248
	Ares Capital Corp
555,000	2.88%, 06/15/2028	491,693
785,000	3.20%, 11/15/2031	656,508
755,000	Ascot Group Ltd(b) 4.25%, 12/15/2030	608,022
	Athene Global Funding(b)
620,000	1.61%, 06/29/2026	560,845
1,150,000	2.55%, 11/19/2030	947,288
385,000	Athene Holding Ltd 3.50%, 01/15/2031	338,990
	Aviation Capital Group LLC(b)
410,000	5.50%, 12/15/2024	407,727
365,000	1.95%, 01/30/2026	338,297
385,000	3.50%, 11/01/2027	354,643
95,000	6.25%, 04/15/2028	96,868
825,000	6.75%, 10/25/2028	861,243
475,000	6.38%, 07/15/2030	489,025
648,000	Avolon Holdings Funding Ltd(b) 4.38%, 05/01/2026	627,001
1,230,000	Banco Mercantil del Norte SA(b)(g) 6.63%, Perpetual	1,046,115
890,000	Banco Santander Chile(b) 3.18%, 10/26/2031	769,235
2,600,000	Banco Santander SA 5.18%, 11/19/2025	2,578,510
	Bank of America Corp
200,000	2.69%, 04/22/2032	168,886
355,000	5.02%, 07/22/2033	351,177
2,475,000	5.29%, 04/25/2034	2,480,696
1,770,000	5.87%, 09/15/2034	1,852,783
1,600,000	2.48%, 09/21/2036	1,267,310
735,000	3.85%, 03/08/2037	645,334
	Bank of New York Mellon Corp
1,015,000	4.70%, Perpetual(g)	989,145
555,000	5.83%, 10/25/2033	588,389
	Barclays PLC
760,000	4.38%, Perpetual(g)	590,828
1,315,000	2.28%, 11/24/2027	1,208,234
200,000	5.09%, 06/20/2030	193,635
695,000	7.44%, 11/02/2033	778,208
Principal Amount(a)		Fair Value
Financial — (continued)
$ 200,000	6.22%, 05/09/2034	$ 207,435
960,000	7.12%, 06/27/2034	1,023,096
985,000	3.56%, 09/23/2035	844,457
420,000	Barings BDC Inc 3.30%, 11/23/2026	382,957
860,000	BBVA Bancomer SA(b) 5.13%, 01/18/2033	779,139
	Blackstone Private Credit Fund
508,000	2.63%, 12/15/2026	460,181
220,000	7.30%, 11/27/2028(b)	228,696
1,530,000	Blackstone Secured Lending Fund(f) 2.13%, 02/15/2027	1,359,364
	Blue Owl Capital Corp
592,000	2.63%, 01/15/2027	533,429
1,850,000	2.88%, 06/11/2028	1,623,921
499,000	Blue Owl Credit Income Corp 4.70%, 02/08/2027	471,342
1,015,000	Blue Owl Finance LLC(b) 3.13%, 06/10/2031	836,607
295,000	Blue Owl Technology Finance Corp 2.50%, 01/15/2027	257,489
1,670,000	BNP Paribas SA(b) 2.59%, 01/20/2028	1,544,829
1,400,000	BPCE SA(b) 7.00%, 10/19/2034	1,521,529
75,000	Brixmor Operating Partnership LP REIT 4.05%, 07/01/2030	70,084
570,000	BroadStreet Partners Inc(b) 5.88%, 04/15/2029	532,066
885,000	Brookfield Finance Inc 6.35%, 01/05/2034	941,451
500,000	CaixaBank SA(b) 6.84%, 09/13/2034	527,958
425,000	Capital Farm Credit ACA(b)(g) 5.00%, Perpetual	401,625
680,000	Capital One Financial Corp 2.36%, 07/29/2032	515,174
	Central China Real Estate Ltd(h)
190,000	7.25%, 04/28/2025	8,423
205,000	7.50%, 07/14/2025	8,452
200,000	CIFI Holdings Group Co Ltd(h) 6.00%, 07/16/2025	12,500
760,000	Citadel LP(b) 4.88%, 01/15/2027	740,199
	Citigroup Inc
325,000	6.25%, Perpetual(f)(g)	320,774
1,195,000	6.27%, 11/17/2033	1,278,663
664,000	6.17%, 05/25/2034	687,091
505,000	Citizens Bank NA 2.25%, 04/28/2025	482,725
480,000	CNO Financial Group Inc 5.25%, 05/30/2029	473,867
811,000	Corebridge Financial Inc(f) 6.88%, 12/15/2052	808,248
110,000	Corporate Office Properties LP REIT 2.75%, 04/15/2031	88,912

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Financial — (continued)
$ 400,000	Country Garden Holdings Co Ltd(h) 3.30%, 01/12/2031	$ 32,000
845,000	Credit Agricole SA(b) 4.00%, 01/10/2033	782,071
	Deutsche Bank AG
290,000	3.55%, 09/18/2031	254,463
2,174,000	3.73%, 01/14/2032	1,822,161
200,000	3.74%, 01/07/2033	164,183
955,000	Discover Bank 4.65%, 09/13/2028	908,881
970,000	Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Fin(b) 3.88%, 02/15/2026	892,301
	EPR Properties REIT
700,000	4.75%, 12/15/2026	669,736
185,000	3.60%, 11/15/2031	153,433
635,000	Fifth Third Bancorp 4.34%, 04/25/2033	590,416
875,000	First American Financial Corp 4.00%, 05/15/2030	786,947
	Global Atlantic Finance Co(b)
510,000	4.40%, 10/15/2029	469,271
605,000	7.95%, 06/15/2033	670,498
	GLP Capital LP / GLP Financing II Inc REIT
440,000	5.25%, 06/01/2025	438,456
535,000	4.00%, 01/15/2030	488,177
90,000	3.25%, 01/15/2032	75,983
375,000	6.75%, 12/01/2033(f)	404,561
	Goldman Sachs Group Inc
1,505,000	3.10%, 02/24/2033	1,291,914
510,000	6.45%, 05/01/2036	550,508
865,000	HSBC Holdings PLC 6.16%, 03/09/2029	893,188
500,000	Huntington Bancshares Inc 2.55%, 02/04/2030	427,671
415,000	Huntington National Bank 5.70%, 11/18/2025	409,813
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
45,000	4.75%, 09/15/2024	44,726
310,000	6.38%, 12/15/2025	304,335
1,241,000	5.25%, 05/15/2027	1,114,696
1,220,000	4.38%, 02/01/2029	1,018,773
255,000	ING Groep NV 6.11%, 09/11/2034	267,436
	Intesa Sanpaolo SpA(b)
200,000	4.20%, 06/01/2032	164,914
310,000	6.63%, 06/20/2033	317,668
655,000	7.20%, 11/28/2033	698,239
1,105,000	Iron Mountain Inc REIT(b)(f) 5.25%, 07/15/2030	1,051,858
845,000	Jefferies Financial Group Inc 5.88%, 07/21/2028	866,466
	JPMorgan Chase & Co
343,000	4.60%, Perpetual(g)	330,762
720,000	1.95%, 02/04/2032	585,285
Principal Amount(a)		Fair Value
Financial — (continued)
$ 610,000	5.72%, 09/14/2033	$ 631,167
375,000	5.35%, 06/01/2034	380,338
615,000	6.25%, 10/23/2034	666,652
	Kaisa Group Holdings Ltd(h)
1,015,000	9.38%, 06/30/2024	32,916
1,200,000	11.25%, 04/16/2025	34,500
1,000,000	KeyCorp Capital III 7.75%, 07/15/2029	976,301
742,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp REIT(b) 4.25%, 02/01/2027	699,128
660,000	Liberty Mutual Group Inc(b)(f) 4.13%, 12/15/2051	553,014
715,000	Lincoln National Corp(c) 7.72%, 04/20/2067 3-mo. LIBOR + 2.04%	478,142
200,000	Logan Group Co Ltd(h) 4.25%, 07/12/2025	13,000
600,000	MBIA Insurance Corp(b)(c)(h) 16.92%, 01/15/2033	21,000
	MetLife Inc
915,000	3.85%, Perpetual(g)	866,137
515,000	5.88%, Perpetual(f)(g)	504,771
245,000	9.25%, 04/08/2038(b)	275,146
915,000	10.75%, 08/01/2039	1,223,376
985,000	Midcap Financial Issuer Trust(b) 6.50%, 05/01/2028	921,468
	Morgan Stanley
1,150,000	6.34%, 10/18/2033	1,240,044
1,610,000	5.42%, 07/21/2034	1,633,953
1,480,000	2.48%, 09/16/2036	1,173,030
580,000	5.30%, 04/20/2037	564,396
2,728,000	5.95%, 01/19/2038	2,758,811
816,000	MPT Operating Partnership LP / MPT Finance Corp REIT 3.50%, 03/15/2031	510,185
1,410,000	Mutual of Omaha Insurance Co(b) 6.80%, 06/15/2036	1,494,069
	Nationstar Mortgage Holdings Inc(b)
430,000	5.00%, 02/01/2026	420,522
1,625,000	5.75%, 11/15/2031	1,515,163
	Navient Corp
10,000	5.88%, 10/25/2024	10,000
35,000	6.75%, 06/15/2026	35,582
885,000	5.00%, 03/15/2027(f)	854,428
805,000	Nippon Life Insurance Co(b) 6.25%, 09/13/2053	843,966
860,000	Northern Trust Corp 6.13%, 11/02/2032	923,497
165,000	Oaktree Specialty Lending Corp 2.70%, 01/15/2027	147,491
	Office Properties Income Trust REIT
835,000	4.50%, 02/01/2025	655,722
433,000	2.65%, 06/15/2026	268,365

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Financial — (continued)
	OneMain Finance Corp
$ 1,070,000	6.88%, 03/15/2025	$ 1,083,140
50,000	3.50%, 01/15/2027	46,272
75,000	3.88%, 09/15/2028	66,357
235,000	5.38%, 11/15/2029(f)	220,054
805,000	4.00%, 09/15/2030	688,883
535,000	Penn Mutual Life Insurance Co(b) 6.65%, 06/15/2034	559,379
	Prudential Financial Inc
226,000	5.13%, 03/01/2052	212,397
171,000	6.00%, 09/01/2052	170,179
560,000	6.75%, 03/01/2053(f)	583,471
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc(b)
3,835,000	2.88%, 10/15/2026	3,537,787
900,000	3.63%, 03/01/2029(f)	814,578
375,000	3.88%, 03/01/2031	329,811
2,160,000	4.00%, 10/15/2033	1,834,981
1,065,000	SBA Communications Corp REIT(f) 3.13%, 02/01/2029	956,899
590,000	Service Properties Trust REIT(f) 4.95%, 02/15/2027	534,109
	Shimao Group Holdings Ltd(h)
235,000	5.60%, 07/15/2026	7,520
400,000	3.45%, 01/11/2031	15,000
400,000	Sino-Ocean Land Treasure IV Ltd(h) 4.75%, 01/14/2030	28,372
150,000	SiriusPoint Ltd(b) 4.60%, 11/01/2026	138,750
	Societe Generale SA(b)
1,740,000	4.75%, 11/24/2025	1,703,999
2,475,000	4.25%, 08/19/2026(f)	2,376,749
850,000	Spirit Realty LP REIT 3.40%, 01/15/2030	773,872
895,000	Standard Chartered PLC(b) 3.27%, 02/18/2036	732,614
	State Street Corp
552,000	4.82%, 01/26/2034	543,163
525,000	6.12%, 11/21/2034	557,348
765,000	Stewart Information Services Corp 3.60%, 11/15/2031	595,877
	Sunac China Holdings Ltd(b)(j)
55,921	6.00%, 09/30/2025 PIK rate, 6.00%	6,711
55,921	6.25%, 09/30/2026 PIK rate, 6.25%	5,732
111,845	6.50%, 09/30/2027 PIK rate, 6.50%	9,786
167,767	6.75%, 09/30/2028 PIK rate, 6.75%	13,002
167,767	7.00%, 09/30/2029 PIK rate, 7.00%	12,163
78,818	7.25%, 09/30/2030 PIK rate, 7.25%	5,320
69,127	1.00%, 09/30/2032 PIK rate, 1.00%	5,491
Principal Amount(a)		Fair Value
Financial — (continued)
	Synchrony Bank
$ 275,000	5.40%, 08/22/2025	$ 270,870
550,000	5.63%, 08/23/2027	540,568
	Synchrony Financial
480,000	4.88%, 06/13/2025	471,801
157,000	3.70%, 08/04/2026	147,752
843,000	Texas Capital Bancshares Inc 4.00%, 05/06/2031	731,272
405,000	Times China Holdings Ltd(h) 6.20%, 03/22/2026	9,113
505,000	Toronto-Dominion Bank 8.13%, 10/31/2082	525,598
695,000	Truist Financial Corp(g) 5.10%, Perpetual	629,812
	UBS Group AG(b)
75,000	9.25%, Perpetual(f)(g)	83,120
250,000	2.19%, 06/05/2026	237,746
695,000	6.37%, 07/15/2026	702,721
675,000	6.44%, 08/11/2028	700,986
1,080,000	4.99%, 08/05/2033	1,044,176
975,000	6.54%, 08/12/2033	1,040,478
250,000	9.02%, 11/15/2033	307,309
	UniCredit SpA(b)
400,000	5.86%, 06/19/2032(f)	391,348
280,000	5.46%, 06/30/2035	263,334
150,000	USI Inc(b) 7.50%, 01/15/2032	153,570
350,000	VICI Properties LP / VICI Note Co Inc(b) 4.63%, 06/15/2025	343,788
	VICI Properties LP / VICI Note Co Inc REIT(b)
650,000	4.50%, 09/01/2026	629,151
365,000	4.25%, 12/01/2026	351,261
195,000	5.75%, 02/01/2027	195,579
1,150,000	3.88%, 02/15/2029	1,056,426
415,000	4.13%, 08/15/2030	378,034
	VICI Properties LP REIT
595,000	4.95%, 02/15/2030	577,340
205,000	5.13%, 05/15/2032	199,835
	Wells Fargo & Co
890,000	3.90%, Perpetual(g)	822,321
575,000	5.88%, Perpetual(g)	569,006
325,000	2.39%, 06/02/2028	297,676
935,000	5.39%, 04/24/2034	939,062
	Yuzhou Group Holdings Co Ltd(h)
315,000	7.70%, 02/20/2025	19,218
200,000	8.30%, 05/27/2025	12,000
200,000	7.85%, 08/12/2026	12,050
765,000	Zions Bancorp NA 3.25%, 10/29/2029	625,410
		135,274,363
Industrial — 3.46%
740,000	Avnet Inc 5.50%, 06/01/2032	732,130
	Boeing Co
335,000	3.75%, 02/01/2050	259,964

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 370,000	5.81%, 05/01/2050	$ 383,154
375,000	5.93%, 05/01/2060	388,309
195,000	Carrier Global Corp(b) 5.90%, 03/15/2034	210,911
	Cemex SAB de CV(b)
995,000	5.13%, Perpetual(g)	943,619
2,630,000	5.20%, 09/17/2030	2,534,115
640,000	3.88%, 07/11/2031	572,394
710,000	Chart Industries Inc(b) 9.50%, 01/01/2031	771,182
725,000	Embraer Netherlands Finance BV(b) 7.00%, 07/28/2030	760,522
510,000	Flowserve Corp 3.50%, 10/01/2030	450,509
	GATX Corp
685,000	5.45%, 09/15/2033	689,221
95,000	6.05%, 03/15/2034(f)	98,656
575,000	6.90%, 05/01/2034	632,742
50,000	GFL Environmental Inc(b) 6.75%, 01/15/2031	51,514
686,000	Global Infrastructure Solutions Inc(b) 7.50%, 04/15/2032	632,580
1,075,000	Graham Packaging Co Inc(b) 7.13%, 08/15/2028	967,500
400,000	IHS Holding Ltd(b) 5.63%, 11/29/2026	347,096
1,070,000	Ingersoll Rand Inc(f) 5.70%, 08/14/2033	1,132,061
1,325,000	Jabil Inc 3.00%, 01/15/2031	1,148,505
930,000	Jacobs Engineering Group Inc 6.35%, 08/18/2028	971,289
195,000	JELD-WEN Inc(b)(f) 4.88%, 12/15/2027	184,275
634,000	LSB Industries Inc(b) 6.25%, 10/15/2028	601,288
	Mauser Packaging Solutions Holding Co(b)
595,000	7.88%, 08/15/2026	605,520
345,000	9.25%, 04/15/2027	338,636
596,000	New Enterprise Stone & Lime Co Inc(b) 9.75%, 07/15/2028	596,000
	Nordson Corp
115,000	5.60%, 09/15/2028	119,231
930,000	5.80%, 09/15/2033	987,157
502,000	Owens Corning 7.00%, 12/01/2036	575,794
695,000	Penske Truck Leasing Co LP / PTL Finance Corp(b) 6.05%, 08/01/2028	720,359
290,000	Rand Parent LLC(b)(f) 8.50%, 02/15/2030	277,334
861,000	Regal Rexnord Corp(b) 6.40%, 04/15/2033	897,394
	RTX Corp
150,000	2.38%, 03/15/2032	125,002
1,175,000	5.15%, 02/27/2033	1,197,495
925,000	6.10%, 03/15/2034	1,003,852
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 500,000	Sensata Technologies BV(b) 4.00%, 04/15/2029	$ 464,658
105,000	Sensata Technologies Inc(b) 3.75%, 02/15/2031	92,477
415,000	SMBC Aviation Capital Finance Designated Activity Co(b) 5.45%, 05/03/2028	417,293
985,000	TD SYNNEX Corp 1.75%, 08/09/2026	892,863
265,000	TopBuild Corp(b) 4.13%, 02/15/2032	235,739
	TransDigm Inc
671,000	5.50%, 11/15/2027	657,397
485,000	6.88%, 12/15/2030(b)	499,550
840,000	Trimble Inc 6.10%, 03/15/2033	898,969
1,027,000	Trivium Packaging Finance BV(b) 8.50%, 08/15/2027	1,006,972
2,385,000	Veralto Corp(b) 5.45%, 09/18/2033	2,470,308
689,000	Weekley Homes LLC / Weekley Finance Corp(b) 4.88%, 09/15/2028	641,940
		31,185,476
Technology — 3.11%
	Booz Allen Hamilton Inc(b)
495,000	3.88%, 09/01/2028	466,288
555,000	4.00%, 07/01/2029	520,117
	Broadcom Inc
410,000	2.45%, 02/15/2031(b)	350,576
330,000	4.15%, 04/15/2032(b)	311,082
590,000	4.30%, 11/15/2032	566,025
370,000	2.60%, 02/15/2033(b)	304,824
680,000	3.42%, 04/15/2033(b)	597,249
2,200,000	3.47%, 04/15/2034(b)	1,914,011
580,000	3.14%, 11/15/2035(b)	476,171
24,000	3.19%, 11/15/2036(b)	19,448
261,000	4.93%, 05/15/2037(b)	252,578
	CDW LLC / CDW Finance Corp
130,000	2.67%, 12/01/2026	121,644
315,000	4.25%, 04/01/2028	301,669
235,000	3.28%, 12/01/2028	215,422
995,000	3.25%, 02/15/2029	909,823
1,575,000	3.57%, 12/01/2031	1,395,954
555,000	Concentrix Corp 6.65%, 08/02/2026	568,878
	Consensus Cloud Solutions Inc(b)(f)
383,000	6.00%, 10/15/2026	364,175
461,000	6.50%, 10/15/2028	418,153
627,000	Dell International LLC / EMC Corp 8.10%, 07/15/2036	771,147
930,000	Entegris Escrow Corp(b) 4.75%, 04/15/2029	895,975

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Technology — (continued)
$ 1,440,000	Fiserv Inc 5.63%, 08/21/2033	$ 1,508,511
	Leidos Inc
100,000	4.38%, 05/15/2030	95,738
1,115,000	2.30%, 02/15/2031	933,260
915,000	5.75%, 03/15/2033(f)	954,142
	Marvell Technology Inc
330,000	2.95%, 04/15/2031	288,376
140,000	5.95%, 09/15/2033	148,454
	Micron Technology Inc
370,000	6.75%, 11/01/2029	399,817
1,645,000	4.66%, 02/15/2030	1,605,498
440,000	5.88%, 02/09/2033	457,330
3,275,000	5.88%, 09/15/2033	3,406,269
	MSCI Inc(b)
1,212,000	3.63%, 09/01/2030	1,096,611
200,000	3.25%, 08/15/2033	167,157
506,000	NCR Atleos Corp(b) 9.50%, 04/01/2029	537,623
215,000	Open Text Corp(b) 6.90%, 12/01/2027	223,525
	Oracle Corp
430,000	6.15%, 11/09/2029	462,574
855,000	3.95%, 03/25/2051	669,521
631,000	Rackspace Technology Global Inc(b) 5.38%, 12/01/2028	226,529
691,000	Science Applications International Corp(b) 4.88%, 04/01/2028	658,177
40,000	Seagate HDD Cayman 4.09%, 06/01/2029	36,983
200,000	SK Hynix Inc(b)(f) 6.38%, 01/17/2028	206,453
850,000	VMware LLC 2.20%, 08/15/2031	704,320
	Western Digital Corp
530,000	4.75%, 02/15/2026	519,940
1,140,000	2.85%, 02/01/2029	981,399
		28,029,416
Utilities — 1.55%
	AES Corp
260,000	3.95%, 07/15/2030(b)	240,057
370,000	2.45%, 01/15/2031	310,815
360,000	Calpine Corp(b)(f) 3.75%, 03/01/2031	315,749
1,275,000	CMS Energy Corp(f) 4.75%, 06/01/2050	1,151,237
	Electricite de France SA(b)
255,000	6.25%, 05/23/2033(f)	275,958
540,000	6.90%, 05/23/2053	610,692
775,000	Enel Finance International NV(b) 7.50%, 10/14/2032	884,720
	Eskom Holdings SOC Ltd
665,000	7.13%, 02/11/2025(b)	664,751
240,000	6.35%, 08/10/2028	233,134
Principal Amount(a)		Fair Value
Utilities — (continued)
$ 200,000	IPALCO Enterprises Inc 4.25%, 05/01/2030	$ 184,785
1,235,000	KeySpan Gas East Corp(b) 5.99%, 03/06/2033	1,255,869
431,000	National Rural Utilities Cooperative Finance Corp(c) 8.56%, 04/30/2043 3-mo. SOFR + 3.17%	426,494
	NRG Energy Inc(b)
1,245,000	4.45%, 06/15/2029	1,174,713
1,050,000	7.00%, 03/15/2033	1,109,803
	Pacific Gas & Electric Co
100,000	5.45%, 06/15/2027	100,806
320,000	3.25%, 06/01/2031	277,123
235,000	4.30%, 03/15/2045	183,885
645,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara(b) 4.13%, 05/15/2027	627,263
839,000	Sempra Global(b) 3.25%, 01/15/2032	689,304
	Southern Co
430,000	5.70%, 03/15/2034	452,155
1,512,000	3.75%, 09/15/2051	1,376,680
210,000	Southern Co Gas Capital Corp 5.75%, 09/15/2033	220,499
729,000	Vistra Corp(b)(g) 8.00%, Perpetual	725,822
505,000	Vistra Operations Co LLC(b) 3.70%, 01/30/2027	478,321
		13,970,635
TOTAL CORPORATE BONDS AND NOTES — 48.91% (Cost $451,559,419)		$440,701,055
CONVERTIBLE BONDS
Communications — 0.41%
	DISH Network Corp
795,000	31.25%, 12/15/2025(k)	492,900
2,600,000	3.38%, 08/15/2026	1,378,000
	Etsy Inc
210,000	0.13%, 09/01/2027	178,626
640,000	0.25%, 06/15/2028	512,384
370,000	Spotify USA Inc(k) 6.17%, 03/15/2026	325,600
790,000	Uber Technologies Inc(k) (0.85%), 12/15/2025	803,318
		3,690,828
Consumer, Cyclical — 0.15%
510,000	NCL Corp Ltd 1.13%, 02/15/2027	465,681
100,000	Penn Entertainment Inc 2.75%, 05/15/2026	129,500
755,000	Southwest Airlines Co 1.25%, 05/01/2025	762,927
		1,358,108

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — 0.32%
$ 1,190,000	BioMarin Pharmaceutical Inc(f) 1.25%, 05/15/2027	$ 1,222,011
215,000	Guardant Health Inc(k) 11.05%, 11/15/2027	150,500
265,000	Livongo Health Inc 0.88%, 06/01/2025	247,616
1,580,000	Teladoc Health Inc(f) 1.25%, 06/01/2027	1,298,602
		2,918,729
Technology — 0.10%
335,000	Splunk Inc 1.13%, 06/15/2027	324,448
660,000	Unity Software Inc(k) 7.07%, 11/15/2026	548,460
		872,908
Utilities — 0.09%
830,000	PPL Capital Funding Inc(b) 2.88%, 03/15/2028	803,855
TOTAL CONVERTIBLE BONDS — 1.07% (Cost $10,728,260)		$ 9,644,428
FOREIGN GOVERNMENT BONDS AND NOTES
1,225,000	Angolan Government International Bond(b) 8.25%, 05/09/2028	1,126,853
2,735,000	Argentine Republic Government International Bond(e) 3.50%, 07/09/2029	929,654
18,978	Brazil Notas do Tesouro Nacional Series F BRL, 10.00%, 01/01/2029	3,896,265
1,320,000	Brazilian Government International Bond 6.00%, 10/20/2033	1,320,258
580,000	Chile Government International Bond 3.50%, 01/31/2034	516,656
475,000	Colombia Government International Bond 8.00%, 11/14/2035	519,403
2,540,000	Dominican Republic International Bond(b) 4.88%, 09/23/2032	2,309,241
	Egypt Government International Bond(b)
715,000	7.60%, 03/01/2029	544,587
605,000	5.88%, 02/16/2031	395,519
875,000	Export-Import Bank of Korea 5.13%, 01/11/2033	908,503
2,065,000	Ghana Government International Bond 8.13%, 03/26/2032	898,275
840,000	Hungary Government International Bond(b) 6.25%, 09/22/2032	895,680
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
	Indonesia Treasury Bond
$10,133,000,000	IDR, 6.38%, 08/15/2028	$ 655,867
21,940,000,000	IDR, 6.88%, 04/15/2029	1,444,371
	Ivory Coast Government International Bond(b)
515,000	6.38%, 03/03/2028	505,169
200,000	6.13%, 06/15/2033	183,568
720,000	Jordan Government International Bond(b) 5.85%, 07/07/2030	668,769
392,850 (l)	Mexican Bonos MXN, 7.50%, 05/26/2033	2,095,192
	Mexico Government International Bond
200,000	3.50%, 02/12/2034	169,204
1,190,000	6.35%, 02/09/2035	1,246,630
1,580,000	6.34%, 05/04/2053	1,608,472
	Morocco Government International Bond(b)
855,000	3.00%, 12/15/2032	703,101
355,000	5.50%, 12/11/2042	322,162
895,000	Nigeria Government International Bond(b) 7.38%, 09/28/2033	761,913
1,150,000	Philippine Government International Bond 3.70%, 03/01/2041	983,477
595,000	Qatar Government International Bond(b) 3.75%, 04/16/2030	580,392
945,000	Republic of Poland Government International Bond 4.88%, 10/04/2033	955,300
46,150,000	Republic of South Africa Government Bond ZAR, 8.88%, 02/28/2035	2,128,059
1,295,000	Republic of South Africa Government International Bond 5.88%, 06/22/2030	1,256,150
300,000	Republic of Uzbekistan International Bond(b) 7.85%, 10/12/2028	313,314
855,000	Romanian Government International Bond(b) 7.13%, 01/17/2033	920,613
	Saudi Government International Bond(b)
1,035,000	5.50%, 10/25/2032	1,102,312
1,540,000	4.50%, 10/26/2046	1,361,292
1,025,000	Serbia International Bond(b) 6.50%, 09/26/2033	1,050,625
	Turkey Government International Bond
830,000	9.38%, 03/14/2029	917,183
980,000	7.63%, 04/26/2029	1,013,085
1,460,000	9.13%, 07/13/2030	1,609,650
	Ukraine Government International Bond
745,000	7.75%, 09/01/2026	204,592

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 425,000	7.75%, 09/01/2028	$ 116,703
1,700,000	Venezuela Government International Bond(h) 7.65%, 04/21/2025	242,250
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 4.37% (Cost $39,536,306)		$ 39,380,309
MORTGAGE-BACKED SECURITIES
Non-Agency — 8.06%
743,105	A&D Mortgage Trust(b)(e) Series 2023-NQM3 Class A1 6.73%, 07/25/2068	749,323
	Ajax Mortgage Loan Trust(b)
	Series 2019-D Class A1
144,862	2.96%, 09/25/2065(e)	135,544
	Series 2021-A Class A1
1,278,263	1.07%, 09/25/2065(d)	1,121,992
	Series 2022-B Class A1
1,578,997	3.50%, 03/27/2062(e)	1,486,154
	Angel Oak Mortgage Trust(b)
	Series 2021-3 Class A2
319,559	1.31%, 05/25/2066(d)	267,026
	Series 2022-5 Class A1
807,788	4.50%, 05/25/2067(e)	787,563
	Series 2023-1 Class A1
387,166	4.75%, 09/26/2067(e)	379,330
260,927	Angel Oak SB Commercial Mortgage Trust(b)(d) Series 2020-SBC1 Class A1 2.07%, 05/25/2050	237,908
	Arroyo Mortgage Trust(b)(d)
	Series 2019-1 Class A1
148,243	3.81%, 01/25/2049	141,486
	Series 2019-2 Class A1
542,694	3.35%, 04/25/2049	510,552
480,000	BANK Series 2021-BN35 Class AS 2.46%, 06/15/2064	382,989
34,922	BB-UBS Trust(b) Series 2012-TFT Class A 2.89%, 06/05/2030	30,792
	BPR Trust(b)(c)
	Series 2021-NRD Class B
130,000	7.49%, 12/15/2038 1-mo. SOFR + 2.12%	122,881
	Series 2021-NRD Class C
145,000	7.79%, 12/15/2038 1-mo. SOFR + 2.42%	136,527
	Series 2021-NRD Class D
90,000	9.09%, 12/15/2038 1-mo. SOFR + 3.72%	84,277
	Series 2022-OANA Class A
1,455,000	7.26%, 04/15/2037 1-mo. SOFR + 1.90%	1,434,009
	Series 2022-STAR Class A
480,000	8.59%, 08/15/2024 1-mo. SOFR + 3.23%	477,892
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 162,767	Bunker Hill Loan Depositary Trust(b)(e) Series 2019-2 Class A1 2.88%, 07/25/2049	$ 154,384
	BX Commercial Mortgage Trust(b)(c)
	Series 2019-XL Class C
1,062,500	6.73%, 10/15/2036 1-mo. SOFR + 1.36%	1,056,422
	Series 2022-AHP Class B
730,000	7.20%, 01/17/2039 1-mo. SOFR + 1.84%	711,679
	BX Trust(b)
	Series 2019-OC11 Class D
1,540,000	3.94%, 12/09/2041(d)	1,340,362
	Series 2022-CLS Class A
564,000	5.76%, 10/13/2027	564,334
775,000	CENT Trust(b)(c) Series 2023-CITY Class A 7.98%, 09/15/2038 1-mo. SOFR + 2.62%	778,884
185,000	Citigroup Mortgage Loan Trust(b)(d) Series 2019-RP1 Class M2 4.00%, 01/25/2066	163,543
	COLT Mortgage Loan Trust(b)
	Series 2021-2R Class A1
46,828	0.80%, 07/27/2054	40,848
	Series 2022-4 Class A1
1,353,149	4.30%, 03/25/2067(d)	1,307,458
	Series 2022-5 Class A1
2,799,350	4.55%, 04/25/2067(d)	2,743,799
	Series 2023-3 Class A1
1,575,088	7.18%, 09/25/2068(e)	1,613,330
	Series 2023-4 Class A1
218,405	7.16%, 10/25/2068(e)	223,890
	COMM Mortgage Trust
	Series 2012-CR3 Class AM
5,904	3.42%, 10/15/2045(b)	5,354
	Series 2012-LC4 Class B
61,898	4.93%, 12/10/2044(d)	55,460
	Series 2013-300P Class A1
1,500,000	4.35%, 08/10/2030(b)	1,393,125
78,698	Commercial Mortgage Pass Through Certificates(b) Series 2012-LTRT Class A2 3.40%, 10/05/2030	68,510
	CoreVest American Finance Ltd(b)(e)
	Series 2021-RTL1 Class A1
670,000	2.24%, 03/28/2029	630,469
	Series 2023-RTL1 Class A1
495,000	7.55%, 12/28/2030	496,337
2,244,416	Credit Suisse Mortgage Capital Certificates(b)(c) Series 2019-ICE4 Class A 6.39%, 05/15/2036 1-mo. SOFR + 1.03%	2,244,459
	Credit Suisse Mortgage Trust(b)
	Series 2014-USA Class B
285,000	4.18%, 09/15/2037	230,482

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2014-USA Class D
$ 100,000	4.37%, 09/15/2037	$ 58,141
	Series 2020-RPL3 Class A1
156,344	4.05%, 03/25/2060(d)	158,783
	Series 2021-RPL1 Class A1
238,656	1.67%, 09/27/2060(d)	231,668
235,000	DBUBS Mortgage Trust(b)(d) Series 2017-BRBK Class D 3.53%, 10/10/2034	194,125
460,000	DC Commercial Mortgage Trust(b)(d) Series 2023-DC Class C 7.14%, 09/12/2040	471,389
1,941,283	Deephaven Residential Mortgage Trust(b)(d) Series 2022-1 Class A1 2.21%, 01/25/2067	1,727,267
	Ellington Financial Mortgage Trust(b)(d)
	Series 2019-2 Class A3
51,109	3.05%, 11/25/2059	47,858
	Series 2022-1 Class A1
1,041,810	2.21%, 01/25/2067	874,202
	Extended Stay America Trust(b)(c)
	Series 2021-ESH Class C
2,403,608	7.18%, 07/15/2038 1-mo. SOFR + 1.81%	2,364,361
	Series 2021-ESH Class D
121,347	7.73%, 07/15/2038 1-mo. SOFR + 2.36%	119,213
	GCAT Trust(b)
	Series 2019-RPL1 Class A1
153,070	2.65%, 10/25/2068(d)	145,202
	Series 2020-NQM1 Class A1
58,629	2.25%, 01/25/2060(e)	55,909
	GS Mortgage Securities Corp Trust(b)(d)
	Series 2013-G1 Class B
92,403	3.72%, 04/10/2031	81,420
	Series 2013-PEMB Class A
130,000	3.55%, 03/05/2033	99,054
	Series 2013-PEMB Class D
430,000	3.55%, 03/05/2033	227,358
275,000	GS Mortgage Securities Trust(d) Series 2014-GC18 Class B 4.89%, 01/10/2047	256,226
1,792,010	Imperial Fund Mortgage Trust(b)(e) Series 2022-NQM3 Class A1 4.38%, 05/25/2067	1,724,163
857,000	INTOWN Mortgage Trust(b)(c) Series 2022-STAY Class A 7.85%, 08/15/2039 1-mo. SOFR + 2.49%	859,686
354,357	JPMorgan Chase Commercial Mortgage Securities Trust(b)(d) Series 2012-LC9 Class C 3.78%, 12/15/2047	313,961
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 1,144,000	KNDL Mortgage Trust(b)(c) Series 2019-KNSQ Class A 6.36%, 05/15/2036 1-mo. SOFR + 1.00%	$ 1,139,573
	Legacy Mortgage Asset Trust(b)
	Series 2019-GS7 Class A1
275,858	7.25%, 11/25/2059(e)	275,779
	Series 2020-GS1 Class A1
276,310	5.88%, 10/25/2059(e)	276,016
	Series 2020-GS5 Class A1
75,269	6.25%, 06/25/2060(e)	75,198
	Series 2020-RPL1 Class A2
200,000	3.25%, 09/25/2059(d)	178,215
	Series 2021-GS4 Class A1
104,551	1.65%, 11/25/2060(e)	99,434
144,824	LHOME Mortgage Trust(b)(e) Series 2021-RTL2 Class A1 2.09%, 06/25/2026	143,546
	Med Trust(b)(c)
	Series 2021-MDLN Class B
104,498	6.93%, 11/15/2038 1-mo. SOFR + 1.56%	102,400
	Series 2021-MDLN Class C
268,710	7.28%, 11/15/2038 1-mo. SOFR + 1.91%	262,977
	Series 2021-MDLN Class D
129,379	7.48%, 11/15/2038 1-mo. SOFR + 2.11%	125,969
900,000	MetLife Securitization Trust(b)(d) Series 2017-1A Class M1 3.45%, 04/25/2055	787,050
	MFA Trust(b)
	Series 2020-NQM3 Class A1
813,890	1.01%, 01/26/2065(d)	728,851
	Series 2022-NQM2 Class A1
294,156	4.00%, 05/25/2067(e)	277,591
	Mill City Mortgage Loan Trust(b)(d)
	Series 2017-3 Class B1
640,137	3.25%, 01/25/2061	540,863
	Series 2019-1 Class M2
603,888	3.50%, 10/25/2069	530,211
	Series 2019-GS1 Class A1
185,847	2.75%, 07/25/2059	176,839
615,000	MIRA Trust(b) Series 2023-MILE Class A 6.75%, 06/10/2038	633,865
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2013-C11 Class B
80,000	4.08%, 08/15/2046(d)	49,613
	Series 2013-C12 Class C
75,000	7.43%, 10/15/2046(d)	70,160
	Series 2015-C25 Class A4
915,000	3.37%, 10/15/2048	885,194
91,554	MSBAM Commercial Mortgage Securities Trust(b) Series 2012-CKSV Class A2 3.28%, 10/15/2030	78,776

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	New Residential Mortgage Loan Trust(b)
	Series 2016-4A Class B1A
$ 639,581	4.50%, 11/25/2056(d)	$ 608,952
	Series 2017-2A Class A3
1,280,761	4.00%, 03/25/2057(d)	1,211,496
	Series 2019-RPL2 Class M2
670,000	3.75%, 02/25/2059(d)	574,280
	Series 2020-NQM1 Class A3
921,344	2.77%, 01/26/2060(d)	832,822
	Series 2021-NQ2R Class A1
419,925	0.94%, 10/25/2058(d)	381,948
	Series 2022-NQM2 Class A1
2,840,851	3.08%, 03/27/2062(d)	2,587,165
	Series 2022-RTL1 Class A1F
1,177,000	4.34%, 12/25/2026	1,147,528
884,000	NewRez Warehouse Securitization Trust(b)(c) Series 2021-1 Class B 6.37%, 05/25/2055 1-mo. SOFR + 1.01%	882,728
1,390,688	NYMT Loan Trust(b) Series 2022-CP1 Class A1 2.04%, 07/25/2061	1,268,626
1,150,000	ORL Trust(b)(c) Series 2023-GLKS Class A 7.71%, 10/19/2036 1-mo. SOFR + 2.35%	1,149,997
490,000	Palisades Mortgage Loan Trust(b)(e) Series 2021-RTL1 Class A1 2.86%, 06/25/2026	484,415
	Preston Ridge Partners Mortgage LLC(b)(e)
	Series 2020-4 Class A1
189,614	5.61%, 10/25/2025	189,001
	Series 2021-RPL1 Class A1
746,728	1.32%, 07/25/2051	672,018
290,302	Provident Funding Mortgage Trust(b)(d) Series 2019-1 Class A2 3.00%, 12/25/2049	243,493
115,124	RCKT Mortgage Trust(b)(d) Series 2020-1 Class A1 3.00%, 02/25/2050	96,544
	Starwood Mortgage Residential Trust(b)(d)
	Series 2021-1 Class A1
639,811	1.22%, 05/25/2065	565,576
	Series 2021-3 Class A3
172,525	1.52%, 06/25/2056	141,296
276,021	Toorak Mortgage Corp Ltd(b)(e) Series 2021-1 Class A1 3.24%, 06/25/2024	270,352
	Towd Point Mortgage Trust(b)
	Series 2016-4 Class B1
615,000	4.01%, 07/25/2056(d)	578,312
	Series 2017-1 Class A2
525,000	3.50%, 10/25/2056(d)	512,309
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2017-1 Class M1
$ 635,000	3.75%, 10/25/2056(d)	$ 608,578
	Series 2017-4 Class A2
630,000	3.00%, 06/25/2057(d)	573,387
	Series 2017-4 Class M2
325,000	3.25%, 06/25/2057(d)	273,942
	Series 2017-6 Class A2
780,000	3.00%, 10/25/2057(d)	711,187
	Series 2018-4 Class A2
100,000	3.00%, 06/25/2058(d)	82,629
	Series 2018-5 Class M1
170,000	3.25%, 07/25/2058(d)	139,766
	Series 2018-6 Class A1B
300,000	3.75%, 03/25/2058(d)	282,805
	Series 2018-6 Class A2
1,590,000	3.75%, 03/25/2058(d)	1,405,182
	Series 2019-2 Class A2
670,000	3.75%, 12/25/2058(d)	599,023
	Series 2019-2 Class M1
945,000	3.75%, 12/25/2058(d)	795,566
	Series 2019-4 Class A1
201,339	2.90%, 10/25/2059(d)	189,080
	Series 2019-4 Class A2
615,000	3.25%, 10/25/2059(d)	538,200
	Series 2019-HY2 Class M1
925,000	7.07%, 05/25/2058(c) 1-mo. SOFR + 1.71%	939,766
	Series 2020-1 Class A2B
100,000	3.25%, 01/25/2060(d)	83,775
	Series 2020-1 Class M1
335,000	3.50%, 01/25/2060(d)	278,661
	Series 2021-1 Class A2
1,050,000	2.75%, 11/25/2061(d)	846,151
780,657	TVC Mortgage Trust(b)(e) Series 2020-RTL1 Class M 6.19%, 09/25/2024	776,569
	Verus Securitization Trust(b)
	Series 2019-4 Class M1
310,000	3.21%, 11/25/2059(d)	280,478
	Series 2022-4 Class A1
1,263,303	4.47%, 04/25/2067(e)	1,232,735
	Series 2022-5 Class A1
963,982	3.80%, 04/25/2067(e)	905,178
	Series 2022-7 Class A1
957,617	5.15%, 07/25/2067(e)	958,644
	Series 2023-8 Class A1
685,000	6.26%, 12/25/2068(e)	689,492
	Visio Trust(b)
	Series 2019-2 Class A1
232,695	2.72%, 11/25/2054(d)	221,488
	Series 2020-1R Class A1
1,026,586	1.31%, 11/25/2055	922,536
	Series 2020-1R Class A2
119,395	1.57%, 11/25/2055	107,453
	Wells Fargo Commercial Mortgage Trust(d)
	Series 2013-LC12 Class B
141,403	3.95%, 07/15/2046	122,941

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2016-C36 Class B
$ 135,000	3.67%, 11/15/2059	$ 114,314
	WFRBS Commercial Mortgage Trust
	Series 2013-C15 Class B
220,000	4.20%, 08/15/2046(d)	179,149
	Series 2014-C20 Class B
190,000	4.38%, 05/15/2047	147,212
	Series 2014-C24 Class AS
1,490,000	3.93%, 11/15/2047	1,395,577
	Series 2014-C24 Class B
70,000	4.20%, 11/15/2047(d)	60,864
		72,618,666
U.S. Government Agency — 1.75%
3,180,011	Federal Home Loan Mortgage Corp 6.00%, 03/01/2053	3,229,538
159,750	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Real Estate Mortgage Investment Conduit Trust(b)(c) Series 2022-DNA3 Class M1A 7.34%, 04/25/2042 1-mo. SOFR + 2.00%	161,202
	Federal National Mortgage Association
1,674,862	5.00%, 10/01/2052	1,659,122
1,499,006	4.50%, 11/01/2052	1,453,522
1,091,093	5.00%, 11/01/2052	1,080,844
2,689,246	5.50%, 12/01/2052	2,705,390
4,023,271	6.00%, 04/01/2053	4,088,277
1,357,461	5.50%, 07/01/2053	1,363,438
		15,741,333
TOTAL MORTGAGE-BACKED SECURITIES — 9.81% (Cost $90,971,840)		$ 88,359,999
MUNICIPAL BONDS AND NOTES
560,000	Broward County, Florida Water & Sewer Utility Revenue Series A 4.00%, 10/01/2047	561,800
340,000	County of Miami-Dade, Florida Seaport Department 6.22%, 11/01/2055	360,486
810,000	Metropolitan Transportation Authority Series A 5.00%, 11/15/2045	893,471
130,000	Sales Tax Securitization Corp Series B 3.41%, 01/01/2043	103,333
Principal Amount(a)		Fair Value
Municipal Bonds and Notes — (continued)
$ 2,260,000	Tobacco Settlement Financing Corp Series A-1 6.71%, 06/01/2046	$ 1,941,548
TOTAL MUNICIPAL BONDS AND NOTES — 0.43% (Cost $4,281,121)		$ 3,860,638
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
4,830,000	1.50%, 02/29/2024	4,800,694
5,000,000	5.00%, 08/31/2025(m)	5,046,094
1,820,000	3.38%, 05/15/2033	1,746,631
2,355,000	3.88%, 05/15/2043	2,244,977
15,245,000	4.00%, 11/15/2052	15,041,336
4,795,000	3.63%, 05/15/2053	4,433,128
TOTAL U.S. TREASURY BONDS AND NOTES — 3.70% (Cost $33,125,472)		$ 33,312,860
Shares
COMMON STOCK
Communications — 0.04%
95,643	Altice USA Inc Class A(n)	310,840
Consumer, Cyclical — 0.01%
650	NMG Parent LLC(n)	113,750
Consumer, Non-Cyclical — 0.06%
3,715	AbbVie Inc	575,714
327	Clarivate PLC(f)(n)	3,028
662	Rising Tide Holdings Inc	1,489
		580,231
Energy — 0.13%
8,996	Canadian Natural Resources Ltd	589,418
3,500	Diamondback Energy Inc	542,780
		1,132,198
TOTAL COMMON STOCK — 0.24% (Cost $3,374,054)		$ 2,137,019
CONVERTIBLE PREFERRED STOCK
Energy — 0.06%
12,538	El Paso Energy Capital Trust I 4.75%	590,540

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Financial — 0.19%
487	Bank of America Corp 7.25%	$ 586,665
745,000	Charles Schwab Corp Series H 4.00%	588,408
421	Wells Fargo & Co 7.50%	503,203
		1,678,276
Technology — 0.03%
7,075	Clarivate PLC 5.25%	268,284
TOTAL CONVERTIBLE PREFERRED STOCK — 0.28% (Cost $3,157,778)		$ 2,537,100
Principal Amount
SHORT TERM INVESTMENTS
U.S. Treasury Bonds and Notes — 8.55%
	U.S. Treasury Bills(k)
$ 7,410,000	5.40%, 01/04/2024	7,404,450
4,365,000	5.29%, 06/06/2024	4,265,348
26,365,000	5.05%, 06/13/2024(f)	25,762,022
22,445,000	5.22%, 06/20/2024	21,896,286
18,135,000	5.25%, 06/27/2024	17,677,708
		77,005,814
Repurchase Agreements — 7.35%
16,566,941	Undivided interest of 13.79% in a repurchase agreement (principal amount/value $120,466,826 with a maturity value of $120,538,303) with RBC Capital Markets Corp, 5.34%, dated 12/31/23 to be repurchased at $16,566,941 on 1/2/24 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.50%, 1/15/24 - 12/1/53, with a value of $122,876,165.(o)	16,566,941
16,566,941	Undivided interest of 14.00% in a repurchase agreement (principal amount/value $118,664,201 with a maturity value of $118,734,608) with Citigroup Global Markets Inc, 5.34%, dated 12/31/23 to be repurchased at $16,566,941 on 1/2/24 collateralized by Government National Mortgage Association securities, 2.00% - 7.50%, 7/20/37 - 12/20/53, with a value of $121,037,485.(o)	16,566,941
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 16,566,941	Undivided interest of 17.74% in a repurchase agreement (principal amount/value $93,637,100 with a maturity value of $93,692,762) with Bank of America Securities Inc, 5.35%, dated 12/31/23 to be repurchased at $16,566,941 on 1/2/24 collateralized by various U.S. Government Agency securities, 0.00% - 7.00%, 11/1/28 - 12/20/63, with a value of $95,509,842.(o)	$ 16,566,941
16,566,941	Undivided interest of 19.81% in a repurchase agreement (principal amount/value $83,874,265 with a maturity value of $83,924,030) with Bank of Montreal, 5.34%, dated 12/31/23 to be repurchased at $16,566,941 on 1/2/24 collateralized by various U.S. Government Agency securities, 4.50% - 6.50%, 12/1/38 - 12/1/53, with a value of $85,551,750.(o)	16,566,941
		66,267,764
TOTAL SHORT TERM INVESTMENTS — 15.90% (Cost $143,273,578)		$143,273,578
TOTAL INVESTMENTS — 104.93% (Cost $964,428,677)		$945,471,193
OTHER ASSETS & LIABILITIES, NET — (4.93)%		$ (44,407,740)
TOTAL NET ASSETS — 100.00%		$901,063,453

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2023
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2023.
(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2023. Maturity date disclosed represents final maturity date.
(f)	All or a portion of the security is on loan at December 31, 2023.
(g)	Security has no contractual maturity date and pays an indefinite stream of interest.
(h)	Security in default.
(i)	Security is fair valued using significant unobservable inputs.
(j)	Security is a payment-in-kind bond (PIK); income may be received in cash or additional securities at the discretion of the issuer.
(k)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(l)	Principal amount is stated in 100 Mexican Peso Units.
(m)	All or a portion of the security has been pledged as collateral to cover segregation requirements on open futures contracts.
(n)	Non-income producing security.
(o)	Collateral received for securities on loan.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate.
Currency Abbreviations:
BRL	Brazilian Real
EUR	Euro Dollar
IDR	Indonesian Rupiah
MXN	Mexican Peso
ZAR	South African Rand
At December 31, 2023 the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts	Notional Amount (000)		Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Long
U.S. 10 Year Treasury Note Futures	254	USD	28,674	Mar 2024	$ 833,438
U.S. 2 Year Treasury Note Futures	317	USD	65,274	Mar 2024	573,263
U.S. 5 Year Treasury Note Futures	962	USD	104,639	Mar 2024	1,598,712
U.S. Long Bond Futures	663	USD	82,834	Mar 2024	4,924,103
U.S. Ultra Bond Futures	103	USD	13,760	Mar 2024	1,025,180
Short
U.S. 10 Year Treasury Ultra Futures	1,013	USD	119,550	Mar 2024	(3,287,260)
				Net Appreciation	$ 5,667,436
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER SHORT DURATION BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 10.64%
	American Credit Acceptance Receivables Trust(a)
	Series 2021-1 Class D
$ 1,500,000	1.14%, 03/15/2027	$ 1,473,716
	Series 2021-2 Class D
1,250,000	1.34%, 07/13/2027	1,217,268
	Series 2021-4 Class D
1,250,000	1.82%, 02/14/2028	1,206,428
	Series 2023-3 Class C
430,000	6.44%, 10/12/2029	433,791
	AmeriCredit Automobile Receivables Trust
	Series 2021-1 Class D
1,500,000	1.21%, 12/18/2026	1,401,548
	Series 2023-2 Class C
550,000	6.00%, 07/18/2029	555,523
1,000,000	Apidos XXIX(a)(b) Series 2018-29A Class A2 7.19%, 07/25/2030 3-mo. SOFR + 1.81%	996,713
1,700,000	Avant Credit Card Master Trust(a) Series 2021-1A Class A 1.37%, 04/15/2027	1,631,693
3,000,000	Barings Ltd(a)(b) Series 2018-3A Class C 7.58%, 07/20/2029 3-mo. SOFR + 2.16%	2,999,943
	CCG Receivables Trust(a)
	Series 2020-1 Class B
1,000,000	1.19%, 12/14/2027	988,166
	Series 2023-1 Class A2
694,269	5.82%, 09/16/2030	698,592
975,000	Credit Acceptance Auto Loan Trust(a) Series 2021-4 Class C 1.94%, 02/18/2031	914,671
1,176,000	DB Master Finance LLC(a) Series 2021-1A Class A2I 2.05%, 11/20/2051	1,068,715
1,200,000	Drive Auto Receivables Trust Series 2021-2 Class D 1.39%, 03/15/2029	1,138,870
	DT Auto Owner Trust(a)
	Series 2020-2A Class E
1,250,000	7.17%, 06/15/2027	1,256,300
	Series 2021-3A Class D
2,000,000	1.31%, 05/17/2027	1,859,690
	Series 2021-4A Class D
1,750,000	1.99%, 09/15/2027	1,622,688
	Series 2023-3A Class B
700,000	6.07%, 03/15/2028	705,231
37,237	GMACM Home Equity Loan Trust(c) Series 2007-HE2 Class A3 6.19%, 12/25/2037	37,987
1,000,000	ICG US Ltd(a)(b) Series 2018-3A Class B1R 7.11%, 01/24/2032 3-mo. SOFR + 1.71%	978,687
Principal Amount		Fair Value
Non-Agency — (continued)
$ 1,500,000	Madison Park Funding XLVIII Ltd(a)(b) Series 2021-48A Class C 7.66%, 04/19/2033 3-mo. SOFR + 2.26%	$ 1,497,621
1,500,000	Magnetite XXII Ltd(a)(b) Series 2019-22A Class CR 7.61%, 04/15/2031 3-mo. SOFR + 2.21%	1,489,090
563,058	MVW Owner Trust(a) Series 2021-1WA Class C 1.94%, 01/22/2041	515,634
	Navient Private Education Refi Loan Trust(a)
	Series 2021-A Class A
751,256	0.84%, 05/15/2069	661,792
	Series 2021-BA Class A
922,281	0.94%, 07/15/2069	802,056
	Series 2021-CA Class A
974,402	1.06%, 10/15/2069	844,573
1,000,000	Oaktree Ltd(a)(b) Series 2019-3A Class BR 7.43%, 10/20/2034 3-mo. SOFR + 2.01%	990,628
2,000,000	Octagon Investment Partners 45 Ltd(a)(b) Series 2019-1A Class BR 7.24%, 04/15/2035 3-mo. SOFR + 1.85%	1,965,794
1,150,000	OneMain Direct Auto Receivables Trust(a) Series 2021-1A Class D 1.62%, 11/14/2030	1,028,744
	Santander Drive Auto Receivables Trust
	Series 2021-2 Class D
750,000	1.35%, 07/15/2027	722,312
	Series 2021-3 Class D
1,200,000	1.33%, 09/15/2027	1,146,416
	Series 2021-4 Class D
2,000,000	1.67%, 10/15/2027	1,890,923
	Series 2023-3 Class B
550,000	5.61%, 07/17/2028	552,565
	Series 2023-4 Class B
550,000	5.77%, 12/15/2028	557,518
	Series 2023-4 Class C
300,000	6.04%, 12/15/2031	304,966
3,756,000	Voya Ltd(a)(b) Series 2016-1A Class BR 7.48%, 01/20/2031 3-mo. SOFR + 2.06%	3,637,663
	Westlake Automobile Receivables Trust(a)
	Series 2021-2A Class D
650,000	1.23%, 12/15/2026	618,253
	Series 2023-3A Class B
340,000	5.92%, 09/15/2028	341,625
	Series 2023-3A Class C
200,000	6.02%, 09/15/2028	200,663

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER SHORT DURATION BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Non-Agency — (continued)
$ 500,000	World Omni Select Auto Trust Series 2021-A Class D 1.44%, 11/15/2027	$ 463,010
		43,418,066
U.S. Government Agency — 0.00%(d)
883	Federal National Mortgage Association Grantor Trust(e) Series 2003-T4 Class 2A6 4.46%, 07/26/2033	862
TOTAL ASSET-BACKED SECURITIES — 10.64% (Cost $45,462,067)		$ 43,418,928
BANK LOANS
1,500,000	American Trailer World Corp(b) 9.21%, 03/05/2028 1-mo. SOFR + 3.85%	1,464,643
1,996,653	Berry Global Inc(b) 7.59%, 07/01/2026 3-mo. SOFR + 2.26%	2,001,287
1,462,406	Catalent Pharma Solutions Inc(b) 7.47%, 02/22/2028 1-mo. SOFR + 2.12%	1,433,158
2,925,000	Entain Holdings Ltd(b) 7.95%, 03/16/2027 3-mo. SOFR + 2.62%	2,928,656
442,141	ICON Luxembourg SARL(b) 7.86%, 07/01/2028 3-mo. SOFR + 2.53%	443,493
2,195,565	Jazz Financing Lux SARL(b) 8.97%, 05/05/2028 1-mo. SOFR + 3.62%	2,204,483
2,366,070	Vyaire Medical Inc(b) 10.43%, 04/16/2025 3-mo. SOFR + 5.10%	1,709,486
TOTAL BANK LOANS — 2.99% (Cost $12,664,680)		$ 12,185,206
CORPORATE BONDS AND NOTES
Basic Materials — 0.91%
500,000	Celanese US Holdings LLC 6.17%, 07/15/2027	512,678
2,000,000	Nutrien Ltd 5.90%, 11/07/2024	2,005,413
1,250,000	Steel Dynamics Inc 2.80%, 12/15/2024	1,218,951
		3,737,042
Communications — 1.72%
2,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.15%, 11/10/2026	2,044,658
Principal Amount		Fair Value
Communications — (continued)
$ 1,000,000	Comcast Corp 4.55%, 01/15/2029	$ 1,004,278
1,735,000	Juniper Networks Inc 1.20%, 12/10/2025	1,608,227
500,000	Sirius XM Radio Inc(a) 3.13%, 09/01/2026	469,835
2,000,000	T-Mobile USA Inc 2.25%, 02/15/2026	1,895,161
		7,022,159
Consumer, Cyclical — 11.07%
1,000,000	Advance Auto Parts Inc 5.90%, 03/09/2026	996,621
2,000,000	Aptiv PLC / Aptiv Corp 2.40%, 02/18/2025	1,933,733
1,500,000	AutoZone Inc 5.05%, 07/15/2026	1,509,182
1,500,000	Cinemark USA Inc(a) 8.75%, 05/01/2025	1,507,500
	Daimler Truck Finance North America LLC(a)
1,000,000	5.20%, 01/17/2025	999,370
1,000,000	5.60%, 08/08/2025	1,006,524
1,500,000	Dollar General Corp 5.20%, 07/05/2028	1,520,045
3,000,000	Ford Motor Credit Co LLC 2.30%, 02/10/2025	2,885,012
	General Motors Financial Co Inc
2,000,000	5.40%, 04/06/2026	2,012,679
1,000,000	5.80%, 01/07/2029	1,025,410
2,000,000	Genuine Parts Co 1.75%, 02/01/2025	1,920,352
1,500,000	Hyatt Hotels Corp 5.75%, 01/30/2027	1,532,891
2,000,000	Hyundai Capital America(a) 1.00%, 09/17/2024	1,935,879
2,000,000	Las Vegas Sands Corp 3.20%, 08/08/2024	1,961,174
1,000,000	Marriott International Inc 5.45%, 09/15/2026	1,017,277
	Mercedes-Benz Finance North America LLC(a)
2,000,000	4.95%, 03/30/2025	2,000,545
500,000	5.20%, 08/03/2026(f)	506,675
2,500,000	MGM Resorts International 6.75%, 05/01/2025	2,507,817
	Nissan Motor Acceptance Co LLC(a)
2,000,000	1.13%, 09/16/2024	1,929,045
1,000,000	6.95%, 09/15/2026	1,032,979
1,500,000	O'Reilly Automotive Inc 5.75%, 11/20/2026	1,535,937
3,000,000	PVH Corp 4.63%, 07/10/2025	2,942,482
1,000,000	Starbucks Corp 4.75%, 02/15/2026	1,003,849
1,000,000	Tapestry Inc 7.05%, 11/27/2025	1,022,004

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER SHORT DURATION BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
	Toyota Motor Credit Corp
$ 1,000,000	5.60%, 09/11/2025	$ 1,016,199
1,500,000	4.45%, 05/18/2026	1,497,541
1,500,000	Volkswagen Group of America Finance LLC(a) 3.95%, 06/06/2025	1,468,973
3,000,000	Warnermedia Holdings Inc 3.79%, 03/15/2025	2,939,804
		45,167,499
Consumer, Non-Cyclical — 10.09%
1,000,000	Bacardi Ltd(a) 4.45%, 05/15/2025	985,891
2,000,000	Baxter International Inc 1.32%, 11/29/2024	1,926,234
3,065,000	Bayer US Finance II LLC(a) 2.85%, 04/15/2025	2,945,800
1,000,000	Bayer US Finance LLC(a) 6.13%, 11/21/2026	1,016,680
1,000,000	Becton Dickinson & Co 4.69%, 02/13/2028	1,004,257
1,000,000	Cigna Group 5.69%, 03/15/2026	1,000,784
2,000,000	Conagra Brands Inc 5.30%, 10/01/2026	2,024,645
1,000,000	CVS Health Corp 5.00%, 02/20/2026	1,004,725
2,500,000	Diageo Capital PLC 5.38%, 10/05/2026	2,554,283
1,000,000	Estee Lauder Cos Inc 4.38%, 05/15/2028	996,570
3,000,000	Global Payments Inc 1.50%, 11/15/2024	2,892,630
1,500,000	Haleon US Capital LLC 3.02%, 03/24/2024	1,490,567
	HCA Inc
2,000,000	3.13%, 03/15/2027	1,895,869
1,000,000	5.20%, 06/01/2028	1,010,262
1,500,000	Humana Inc 5.70%, 03/13/2026	1,500,190
1,000,000	Illumina Inc 5.80%, 12/12/2025	1,003,421
1,000,000	IQVIA Inc(a) 5.70%, 05/15/2028	1,018,560
3,000,000	McKesson Corp 0.90%, 12/03/2025	2,781,380
1,000,000	Medtronic Global Holdings SCA 4.25%, 03/30/2028	995,640
1,000,000	Mondelez International Holdings Netherlands BV(a) 0.75%, 09/24/2024	963,969
2,000,000	Pfizer Investment Enterprises Pte Ltd 4.45%, 05/19/2026	1,994,341
1,000,000	Roche Holdings Inc(a) 5.27%, 11/13/2026	1,021,921
500,000	Stryker Corp 4.85%, 12/08/2028	505,731
1,000,000	UnitedHealth Group Inc 4.25%, 01/15/2029	998,367
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 2,000,000	Universal Health Services Inc 1.65%, 09/01/2026	$ 1,819,685
2,000,000	Viatris Inc 1.65%, 06/22/2025	1,893,794
2,000,000	Zimmer Biomet Holdings Inc 1.45%, 11/22/2024	1,928,349
		41,174,545
Energy — 5.16%
3,000,000	Canadian Natural Resources Ltd 2.05%, 07/15/2025	2,858,264
1,500,000	Enbridge Inc 5.97%, 03/08/2026	1,500,284
	Energy Transfer LP
1,500,000	3.90%, 05/15/2024	1,488,600
2,000,000	6.05%, 12/01/2026	2,056,170
	EQT Corp
277,000	6.13%, 02/01/2025	278,233
100,000	3.13%, 05/15/2026(a)	94,881
2,000,000	Midwest Connector Capital Co LLC(a) 3.90%, 04/01/2024	1,988,543
1,000,000	ONEOK Inc 5.55%, 11/01/2026	1,017,597
2,000,000	Phillips 66 1.30%, 02/15/2026	1,857,836
2,000,000	Plains All American Pipeline LP / PAA Finance Corp 3.60%, 11/01/2024	1,962,856
	TransCanada PipeLines Ltd
2,000,000	1.00%, 10/12/2024	1,928,604
2,000,000	6.20%, 03/09/2026	1,999,851
2,000,000	Williams Cos Inc 5.40%, 03/02/2026	2,019,985
		21,051,704
Financial — 30.66%
2,500,000	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust 1.75%, 10/29/2024	2,413,942
1,000,000	Ally Financial Inc 3.88%, 05/21/2024	991,354
	American Express Co
2,000,000	3.95%, 08/01/2025	1,967,653
1,500,000	4.90%, 02/13/2026	1,503,611
2,000,000	4.99%, 05/01/2026	1,994,139
1,000,000	5.39%, 07/28/2027	1,011,482
2,000,000	Athene Global Funding(a) 0.95%, 01/08/2024	1,998,536
	Bank of America Corp
5,000,000	3.46%, 03/15/2025	4,976,149
3,000,000	1.53%, 12/06/2025	2,884,046
2,000,000	Bank of America NA 5.65%, 08/18/2025	2,024,549
	Bank of Montreal
2,500,000	3.75%, 07/25/2025(a)(f)	2,456,721
2,000,000	5.92%, 09/25/2025	2,031,284

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER SHORT DURATION BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Financial — (continued)
$ 2,000,000	Bank of New York Mellon 5.22%, 11/21/2025	$ 1,999,325
2,000,000	Bank of New York Mellon Corp 4.95%, 04/26/2027	2,000,595
	Bank of Nova Scotia
3,000,000	0.70%, 04/15/2024	2,959,300
2,500,000	3.45%, 04/11/2025	2,445,938
1,000,000	Barclays PLC 3.65%, 03/16/2025	977,649
	Canadian Imperial Bank of Commerce
2,500,000	1.00%, 10/18/2024	2,416,518
1,500,000	2.25%, 01/28/2025(f)	1,452,873
2,000,000	5.93%, 10/02/2026	2,057,568
2,000,000	Charles Schwab Corp 5.88%, 08/24/2026	2,051,291
2,000,000	Citibank NA 5.86%, 09/29/2025	2,033,049
	Citigroup Inc
950,000	1.28%, 11/03/2025	914,026
2,500,000	3.40%, 05/01/2026	2,412,361
2,500,000	6.18%, 06/09/2027(b) 1-mo. SOFR + 0.77%	2,469,800
1,000,000	Citizens Bank NA 4.12%, 05/23/2025	975,909
3,420,000	EPR Properties REIT 4.50%, 04/01/2025	3,355,012
2,000,000	Equitable Financial Life Global Funding(a) 0.80%, 08/12/2024	1,941,285
	Goldman Sachs Group Inc
2,000,000	5.86%, 10/21/2024(b) 1-mo. SOFR + 0.49%	1,997,480
2,500,000	5.80%, 08/10/2026	2,524,151
	JPMorgan Chase & Co
2,000,000	3.85%, 06/14/2025	1,983,730
2,000,000	0.77%, 08/09/2025(g)	1,939,345
1,750,000	5.55%, 12/15/2025	1,751,114
4,000,000	2.60%, 02/24/2026	3,873,694
2,000,000	JPMorgan Chase Bank NA 5.11%, 12/08/2026	2,017,946
1,500,000	MassMutual Global Funding II(a)(f) 4.50%, 04/10/2026	1,495,556
3,000,000	Metropolitan Life Global Funding I(a) 0.95%, 07/02/2025	2,828,353
	Morgan Stanley
2,000,000	0.79%, 01/22/2025	1,994,092
2,400,000	3.62%, 04/17/2025	2,385,492
2,000,000	5.87%, 10/21/2025	1,924,781
2,000,000	5.05%, 01/28/2027(f)	2,001,931
500,000	Nasdaq Inc 5.65%, 06/28/2025	504,884
2,000,000	NatWest Markets PLC(a) 0.80%, 08/12/2024	1,941,077
	New York Life Global Funding(a)
2,000,000	1.45%, 01/14/2025	1,926,078
1,500,000	4.70%, 04/02/2026(f)	1,499,843
Principal Amount		Fair Value
Financial — (continued)
$ 2,500,000	Northwestern Mutual Global Funding(a) 4.00%, 07/01/2025	$ 2,477,161
2,000,000	Pricoa Global Funding I(a) 1.15%, 12/06/2024	1,922,411
	Principal Life Global Funding II(a)
1,800,000	0.75%, 04/12/2024	1,774,257
2,000,000	0.75%, 08/23/2024	1,935,539
2,250,000	Protective Life Global Funding(a) 1.65%, 01/13/2025	2,163,072
	Royal Bank of Canada
1,500,000	3.38%, 04/14/2025	1,469,470
1,000,000	4.95%, 04/25/2025	1,000,116
1,000,000	4.78%, 12/12/2025(a)(f)	999,987
850,000	State Street Corp 4.86%, 01/26/2026	845,973
1,500,000	Synchrony Financial 4.88%, 06/13/2025	1,474,379
	Toronto-Dominion Bank
2,000,000	5.53%, 07/17/2026	2,037,998
2,000,000	1.25%, 09/10/2026	1,827,202
2,225,000	USAA Capital Corp(a) 3.38%, 05/01/2025	2,178,073
1,250,000	VICI Properties LP REIT 4.38%, 05/15/2025	1,228,422
	Wells Fargo & Co
2,000,000	3.91%, 04/25/2026	1,960,313
1,500,000	2.19%, 04/30/2026	1,437,549
	Wells Fargo Bank NA
3,000,000	5.55%, 08/01/2025	3,030,346
2,000,000	5.25%, 12/11/2026	2,025,250
		125,093,030
Industrial — 3.19%
1,000,000	Boeing Co 1.95%, 02/01/2024	996,736
1,000,000	Caterpillar Financial Services Corp 4.35%, 05/15/2026	997,871
2,000,000	CNH Industrial Capital LLC 3.95%, 05/23/2025	1,964,583
500,000	Jacobs Engineering Group Inc 6.35%, 08/18/2028	522,198
1,000,000	John Deere Capital Corp 5.30%, 09/08/2025	1,012,907
1,000,000	L3Harris Technologies Inc 5.40%, 01/15/2027	1,020,749
1,000,000	Lennox International Inc 5.50%, 09/15/2028	1,026,870
1,000,000	Penske Truck Leasing Co LP / PTL Finance Corp(a) 5.75%, 05/24/2026	1,007,918
2,000,000	RTX Corp 5.75%, 11/08/2026	2,055,209
2,500,000	Sonoco Products Co(f) 1.80%, 02/01/2025	2,404,571
		13,009,612

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER SHORT DURATION BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Technology — 4.00%
$ 2,000,000	Fidelity National Information Services Inc 4.50%, 07/15/2025	$ 1,979,739
1,000,000	Fiserv Inc 5.45%, 03/02/2028	1,029,855
1,000,000	Intel Corp 4.88%, 02/10/2026	1,007,423
	Microchip Technology Inc
2,000,000	0.97%, 02/15/2024	1,988,051
1,000,000	0.98%, 09/01/2024	968,907
1,725,000	NetApp Inc 1.88%, 06/22/2025	1,641,156
	Oracle Corp
3,000,000	1.65%, 03/25/2026	2,798,630
1,000,000	4.50%, 05/06/2028(f)	999,876
1,000,000	Qorvo Inc 1.75%, 12/15/2024	959,453
3,000,000	Take-Two Interactive Software Inc 3.55%, 04/14/2025	2,935,729
		16,308,819
Utilities — 0.86%
2,000,000	Florida Power & Light Co 4.45%, 05/15/2026	2,001,723
1,500,000	NextEra Energy Capital Holdings Inc 6.05%, 03/01/2025	1,513,359
		3,515,082
TOTAL CORPORATE BONDS AND NOTES — 67.66% (Cost $280,086,621)		$276,079,492
MORTGAGE-BACKED SECURITIES
Non-Agency — 1.49%
456,513	Angel Oak Mortgage Trust(a)(c) Series 2021-3 Class A3 1.46%, 05/25/2066	382,743
737,688	Deephaven Residential Mortgage Trust(a)(c) Series 2022-1 Class A1 2.21%, 01/25/2067	656,361
859,916	GS Mortgage-Backed Securities Trust(a)(c) Series 2022-PJ1 Class A8 2.50%, 05/28/2052	741,655
861,298	JPMBB Commercial Mortgage Securities Trust Series 2015-C27 Class ASB 3.02%, 02/15/2048	846,503
767,265	RCKT Mortgage Trust(a)(c) Series 2022-1 Class A5 2.50%, 01/25/2052	663,342
	Starwood Mortgage Residential Trust(a)(c)
	Series 2021-3 Class A3
879,107	1.52%, 06/25/2056	719,978
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2021-6 Class A1
$ 1,544,205	1.92%, 11/25/2066	$ 1,269,139
	Verus Securitization Trust(a)(c)
	Series 2021.5 Class A3
332,644	1.37%, 09/25/2066	273,209
	Series 2021-2 Class A3
598,214	1.55%, 02/25/2066	520,159
TOTAL MORTGAGE-BACKED SECURITIES — 1.49% (Cost $7,031,953)		$ 6,073,089
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
32,500,000	0.25%, 09/30/2025(h)	30,265,625
20,250,000	0.38%, 11/30/2025	18,804,815
9,000,000	0.50%, 02/28/2026	8,316,914
2,150,000	0.75%, 04/30/2026	1,989,086
1,250,000	0.75%, 08/31/2026	1,145,996
5,000,000	1.25%, 12/31/2026	4,615,235
TOTAL U.S. TREASURY BONDS AND NOTES — 15.96% (Cost $64,500,741)		$ 65,137,671
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 0.37%
1,500,000	Federal Home Loan Bank(i) 5.28%, 01/02/2024	1,499,350
Repurchase Agreements — 1.93%
1,970,179	Undivided interest of 1.64% in a repurchase agreement (principal amount/value $120,466,826 with a maturity value of $120,538,303) with RBC Capital Markets Corp, 5.34%, dated 12/31/23 to be repurchased at $1,970,179 on 1/2/24 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.50%, 1/15/24 - 12/1/53, with a value of $122,876,165.(j)	1,970,179

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER SHORT DURATION BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 1,970,179	Undivided interest of 1.66% in a repurchase agreement (principal amount/value $118,664,201 with a maturity value of $118,734,608) with Citigroup Global Markets Inc, 5.34%, dated 12/31/23 to be repurchased at $1,970,179 on 1/2/24 collateralized by Government National Mortgage Association securities, 2.00% - 7.50%, 7/20/37 - 12/20/53, with a value of $121,037,485.(j)	$ 1,970,179
1,970,180	Undivided interest of 2.11% in a repurchase agreement (principal amount/value $93,637,100 with a maturity value of $93,692,762) with Bank of America Securities Inc, 5.35%, dated 12/31/23 to be repurchased at $1,970,180 on 1/2/24 collateralized by various U.S. Government Agency securities, 0.00% - 7.00%, 11/1/28 - 12/20/63, with a value of $95,509,842.(j)	1,970,180
3	Undivided interest of 29.98% in a repurchase agreement (principal amount/value $10 with a maturity value of $10) with Mizuho Securities (USA) LLC, 5.33%, dated 12/31/23 to be repurchased at $3 on 1/2/24 collateralized by U.S. Treasury securities, 0.38% - 4.75%, 12/31/23 - 2/15/33, with a value of $10.(j)	3
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 1,970,179	Undivided interest of 9.61% in a repurchase agreement (principal amount/value $20,566,451 with a maturity value of $20,578,654) with HSBC Securities (USA) Inc, 5.34%, dated 12/31/23 to be repurchased at $1,970,179 on 1/2/24 collateralized by various U.S. Government Agency securities, 2.00% - 7.00%, 12/1/29 - 12/1/53, with a value of $20,977,780.(j)	$ 1,970,179
		7,880,720
TOTAL SHORT TERM INVESTMENTS — 2.30% (Cost $9,380,070)		$ 9,380,070
TOTAL INVESTMENTS — 101.04% (Cost $419,126,132)		$412,274,456
OTHER ASSETS & LIABILITIES, NET — (1.04)%		$ (4,242,160)
TOTAL NET ASSETS — 100.00%		$408,032,296

(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2023.
(c)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Represents less than 0.005% of net assets.
(e)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2023. Maturity date disclosed represents final maturity date.
(f)	All or a portion of the security is on loan at December 31, 2023.
(g)	Restricted security; further details of these securities are included in a subsequent table.
(h)	All or a portion of the security has been segregated to cover initial margin requirements on open futures contracts.
(i)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(j)	Collateral received for securities on loan.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate.
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER SHORT DURATION BOND FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023, the Fund held the following restricted securities:
Security	Coupon	Maturity Date	Acquisition Dates	Cost	Fair Value	Fair Value as a Percentage of Net Assets
Corporate Bonds and Notes
JPMorgan Chase & Co	0.77%	08/09/2025	08/03/2021	$2,000,000	$1,939,345	0.48%

At December 31, 2023 the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts	Notional Amount (000)		Expiration Date	Fair Value and Net Unrealized Appreciation
Long
U.S. 2 Year Treasury Note Futures	107	USD	22,033	Mar 2024	$246,601
U.S. 5 Year Treasury Note Futures	111	USD	12,074	Mar 2024	300,047
				Net Appreciation	$546,648
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER U.S. GOVERNMENT SECURITIES FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 8.76%
	American Credit Acceptance Receivables Trust(a)
	Series 2021-1 Class D
$ 2,000,000	1.14%, 03/15/2027	$ 1,964,955
	Series 2021-3 Class D
2,000,000	1.34%, 11/15/2027	1,934,181
	Series 2021-4 Class D
1,550,000	1.82%, 02/14/2028	1,495,970
	Series 2023-3 Class C
850,000	6.44%, 10/12/2029	857,494
	AmeriCredit Automobile Receivables Trust
	Series 2019-3 Class D
450,000	2.58%, 09/18/2025	445,956
	Series 2023-2 Class C
1,050,000	6.00%, 07/18/2029	1,060,544
2,600,000	Apidos XXXVII(a)(b) Series 2021-37A Class B 7.27%, 10/22/2034 3-mo. SOFR + 1.86%	2,585,448
2,650,000	Ares LXII Ltd(a)(b) Series 2021-62A Class B 7.29%, 01/25/2034 3-mo. SOFR + 1.91%	2,628,074
2,100,000	BlueMountain XXXIII Ltd(a)(b) Series 2021-33A Class B 7.33%, 11/20/2034 3-mo. SOFR + 1.96%	2,091,249
2,000,000	Carlyle US Ltd(a)(b) Series 2021-1A Class A2 7.11%, 04/15/2034 3-mo. SOFR + 1.71%	1,972,768
1,000,000	CarMax Auto Owner Trust Series 2020-4 Class D 1.75%, 04/15/2027	960,740
1,090,994	CCG Receivables Trust(a) Series 2023-1 Class A2 5.82%, 09/16/2030	1,097,787
1,220,000	Credit Acceptance Auto Loan Trust(a) Series 2021-4 Class C 1.94%, 02/18/2031	1,144,511
1,200,000	Drive Auto Receivables Trust Series 2021-2 Class D 1.39%, 03/15/2029	1,138,870
	DT Auto Owner Trust(a)
	Series 2020-3A Class D
1,625,000	1.84%, 06/15/2026	1,566,540
	Series 2021-1A Class D
2,000,000	1.16%, 11/16/2026	1,912,666
	Series 2021-3A Class D
2,250,000	1.31%, 05/17/2027	2,092,151
	Series 2022-1A Class C
2,200,000	2.96%, 11/15/2027	2,151,792
	Series 2023-3A Class B
1,400,000	6.07%, 03/15/2028	1,410,462
	Exeter Automobile Receivables Trust
	Series 2021-1A Class D
1,170,000	1.08%, 11/16/2026	1,131,851
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2021-3A Class D
$ 2,110,000	1.55%, 06/15/2027	$ 1,967,424
4,950,000	HPS Loan Management Ltd(a)(b) Series 15A-19 Class A1R 6.72%, 01/22/2035 3-mo. SOFR + 1.32%	4,945,807
2,000,000	KKR Ltd(a)(b) Series 31A Class B 7.18%, 04/20/2034 3-mo. SOFR + 1.76%	1,974,620
2,000,000	Marathon Ltd(a)(b) Series 2021-16A Class A2 7.36%, 04/15/2034 3-mo. SOFR + 1.96%	1,949,914
1,400,000	Octagon Investment Partners Ltd(a)(b) Series 2019-4A Class A1R 6.78%, 05/12/2031 3-mo. SOFR + 1.41%	1,397,382
1,600,000	OneMain Direct Auto Receivables Trust(a) Series 2021-1A Class D 1.62%, 11/14/2030	1,431,296
	Santander Drive Auto Receivables Trust
	Series 2021-2 Class D
900,000	1.35%, 07/15/2027	866,774
	Series 2021-3 Class D
1,100,000	1.33%, 09/15/2027	1,050,882
	Series 2021-4 Class D
1,250,000	1.67%, 10/15/2027	1,181,827
	Series 2022-5 Class C
900,000	4.74%, 10/16/2028	886,320
	Series 2023-3 Class B
1,150,000	5.61%, 07/17/2028	1,155,364
	Series 2023-4 Class B
1,050,000	5.77%, 12/15/2028	1,064,353
	Series 2023-4 Class C
600,000	6.04%, 12/15/2031	609,932
	Westlake Automobile Receivables Trust(a)
	Series 2021-2A Class D
750,000	1.23%, 12/15/2026	713,369
	Series 2022-1A Class D
3,300,000	3.49%, 03/15/2027	3,181,660
	Series 2023-3A Class B
660,000	5.92%, 09/15/2028	663,155
	Series 2023-3A Class C
400,000	6.02%, 09/15/2028	401,325
500,000	World Omni Select Auto Trust Series 2021-A Class D 1.44%, 11/15/2027	463,010
		57,548,423

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER U.S. GOVERNMENT SECURITIES FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — 0.02%
$ 111,276	Federal Home Loan Mortgage Corp Structured Pass Through Certificates(b) Series T-34 Class A1V 5.57%, 07/25/2031 1-mo. SOFR + 0.23%	$ 109,835
TOTAL ASSET-BACKED SECURITIES — 8.78% (Cost $59,012,647)		$ 57,658,258
MORTGAGE-BACKED SECURITIES
Non-Agency — 0.25%
680,000	Benchmark Mortgage Trust(c) Series 2018-B2 Class A5 3.88%, 02/15/2051	637,964
1,073,788	UBS Commercial Mortgage Trust Series 2018-C10 Class A3 4.05%, 05/15/2051	1,015,672
		1,653,636
U.S. Government Agency — 63.29%
	Federal Home Loan Mortgage Corp
289	9.50%, 04/01/2025	289
120,113	3.00%, 12/01/2026	117,056
1,650,000	4.62%, 05/01/2028	1,639,859
1,675,000	4.34%, 08/01/2028	1,660,373
121,618	2.50%, 01/01/2029	116,907
177,095	3.00%, 07/01/2029	171,697
1,475,000	4.20%, 01/01/2030	1,441,353
1,800,000	4.30%, 01/01/2030	1,769,007
3,125,000	4.41%, 01/01/2030	3,079,757
293,189	3.50%, 02/01/2032	283,063
5,005	7.50%, 03/01/2032	4,998
33,471	5.50%, 08/01/2033	34,515
24,705	5.50%, 01/01/2034	25,476
270,670	4.00%, 05/01/2034	265,319
57,006	5.50%, 10/01/2034	58,787
980,462	2.50%, 06/01/2035	909,884
104,764	5.00%, 09/01/2035	106,611
121,696	5.00%, 12/01/2035	123,839
919,412	2.00%, 01/01/2036	829,387
9,948	5.00%, 01/01/2036	10,123
100,641	6.00%, 01/01/2036	105,273
42,524	6.00%, 03/01/2036	44,472
51,900	6.00%, 07/01/2036	54,290
613,391	3.00%, 09/01/2036	572,302
10,302	5.50%, 05/01/2038	10,624
15,538	6.00%, 05/01/2038	16,383
34,437	5.00%, 06/01/2038	35,044
247,747	4.50%, 02/01/2040	247,729
361,882	5.00%, 03/01/2040	368,277
109,491	4.00%, 02/01/2041	106,857
2,164,089	2.00%, 01/01/2042	1,847,150
2,086,483	2.50%, 01/01/2042	1,844,486
207,109	3.50%, 06/01/2042	196,126
119,538	3.50%, 11/01/2042	112,951
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 594,558	4.00%, 05/01/2044	$ 578,717
491,293	3.00%, 11/01/2046	445,351
975,983	3.00%, 12/01/2046	886,225
1,462,196	2.50%, 11/01/2050	1,251,262
4,111,087	2.00%, 12/01/2050	3,376,602
4,018,082	2.00%, 01/01/2051	3,303,949
2,707,447	3.00%, 02/01/2051	2,415,470
1,818,650	2.00%, 03/01/2051	1,531,236
5,371,139	2.00%, 05/01/2051	4,402,126
2,578,854	3.00%, 07/01/2051	2,303,717
1,998,469	2.50%, 10/01/2051	1,712,068
2,915,263	2.50%, 02/01/2052	2,503,965
3,022,353	3.00%, 04/01/2052	2,694,854
3,088,124	3.50%, 05/01/2052	2,841,164
5,634,072	4.50%, 07/01/2052	5,493,243
3,249,253	3.50%, 08/01/2052	2,990,687
6,176,899	4.50%, 08/01/2052	5,995,628
2,690,009	4.50%, 09/01/2052	2,608,387
2,817,361	5.00%, 09/01/2052	2,790,881
6,014,905	5.00%, 10/01/2052	6,012,417
5,602,874	5.00%, 01/01/2053	5,557,885
1,835,867	5.50%, 01/01/2053	1,869,066
5,581,173	5.50%, 02/01/2053	5,632,925
3,150,780	6.00%, 02/01/2053	3,224,410
3,017,392	5.00%, 03/01/2053	2,994,499
3,047,677	5.50%, 05/01/2053	3,083,158
3,327,630	5.50%, 07/01/2053	3,355,412
2,514,179	5.50%, 08/01/2053	2,559,683
3,110,443	6.50%, 10/01/2053	3,213,161
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series K061 Class A2
3,544,694	3.35%, 11/25/2026(c)	3,435,441
	Series K062 Class AM
2,000,000	3.51%, 12/25/2026	1,944,863
	Series K064 Class A2
1,750,000	3.22%, 03/25/2027	1,689,454
	Series K067 Class A2
4,925,000	3.19%, 07/25/2027	4,738,149
	Series K069 Class A2
2,820,000	3.19%, 09/25/2027(c)	2,705,521
	Series K069 Class AM
2,000,000	3.25%, 09/25/2027(c)	1,909,403
	Series K070 Class A2
2,050,000	3.30%, 11/25/2027(c)	1,977,285
	Series K071 Class A2
1,680,000	3.29%, 11/25/2027	1,613,583
	Series K073 Class A2
1,750,000	3.35%, 01/25/2028	1,683,010
	Series K073 Class AM
2,500,000	3.45%, 01/25/2028(c)	2,409,648
	Series K074 Class A2
1,950,000	3.60%, 01/25/2028	1,892,691
	Series K078 Class A2
2,000,000	3.85%, 06/25/2028	1,958,138
	Series K078 Class AM
1,750,000	3.92%, 06/25/2028	1,712,492

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER U.S. GOVERNMENT SECURITIES FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	Series K084 Class A2
$ 1,750,000	3.78%, 10/25/2028(c)	$ 1,703,300
	Series K087 Class A2
5,000,000	3.77%, 12/25/2028	4,870,351
	Series K095 Class A1
1,191,515	2.63%, 11/25/2028	1,140,908
	Series K098 Class A2
5,675,000	2.43%, 08/25/2029	5,134,747
	Series K154 Class A2
6,000,000	3.42%, 04/25/2032	5,723,745
	Series K506 Class A2
2,950,000	4.65%, 08/25/2028(c)	2,974,637
	Series K507 Class A2
3,150,000	4.80%, 09/25/2028(c)	3,194,429
	Series K737 Class A2
1,750,000	2.53%, 10/25/2026	1,662,604
	Series KJ41 Class A2
6,775,000	3.47%, 02/25/2031	6,335,499
	Federal Home Loan Mortgage Corp Real Estate Mortgage Investment Conduit
	Series 4769 Class QL
2,744,882	3.50%, 09/15/2047	2,514,180
	Series 5238 Class BC
3,063,599	4.00%, 09/25/2049	2,928,122
	Federal National Mortgage Association
176	8.50%, 08/01/2024	175
61,770	3.00%, 06/01/2027	59,985
1,600,000	4.62%, 07/01/2028	1,588,345
359,080	3.00%, 08/01/2029	346,216
280,635	3.00%, 10/01/2030	269,569
26,421	7.00%, 02/01/2031	27,259
29,505	7.00%, 09/01/2031	30,441
49,991	6.50%, 12/01/2031	52,409
40,596	7.00%, 12/01/2031	41,883
85,143	6.50%, 01/01/2032	89,269
30,153	7.00%, 01/01/2032	31,110
20,086	6.50%, 02/01/2032	21,011
886,754	3.00%, 05/01/2032	841,108
81,358	6.00%, 03/01/2033	85,023
49,478	5.50%, 07/01/2033	50,950
104,465	5.00%, 09/01/2033	106,150
17,706	5.50%, 09/01/2033	18,232
2,505,884	4.00%, 02/01/2034	2,475,497
44,093	5.50%, 03/01/2034	45,406
1,113,450	3.00%, 06/01/2034	1,056,034
406,109	3.00%, 10/01/2034	385,163
1,721,707	3.00%, 11/01/2034	1,628,951
59,492	5.50%, 12/01/2034	61,265
94,182	5.50%, 02/01/2035	96,988
56,321	5.00%, 09/01/2035	57,229
126,205	5.00%, 10/01/2035	128,243
44,689	5.50%, 10/01/2035	46,021
67,003	6.00%, 01/01/2036	69,990
17,868	6.00%, 02/01/2036	18,665
20,864	6.00%, 03/01/2036	21,794
81,085	5.50%, 05/01/2036	83,502
2,482,410	2.00%, 02/01/2037	2,239,256
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 2,538,202	2.50%, 02/01/2037	$ 2,339,723
2,369,377	2.00%, 03/01/2037	2,130,238
2,197,796	2.50%, 03/01/2037	2,031,802
1,265,858	2.50%, 04/01/2037	1,168,440
28,549	6.00%, 05/01/2037	29,823
44,979	5.00%, 07/01/2037	45,704
88,768	5.00%, 04/01/2039	90,205
238,065	4.50%, 05/01/2039	237,489
96,718	4.50%, 06/01/2039	96,523
76,977	4.50%, 08/01/2039	76,814
225,997	5.00%, 11/01/2039	229,661
128,932	5.00%, 12/01/2039	131,023
146,662	5.00%, 06/01/2040	149,041
570,791	4.50%, 08/01/2040	570,052
60,066	4.50%, 09/01/2040	59,989
188,975	5.00%, 09/01/2040	192,040
161,689	4.50%, 11/01/2040	161,481
108,305	5.00%, 01/01/2041	108,991
145,458	4.50%, 02/01/2041	145,270
27,280	4.00%, 03/01/2041	26,598
653,299	4.50%, 03/01/2041	652,456
181,261	4.00%, 09/01/2041	176,468
239,644	4.50%, 10/01/2041	239,335
525,046	3.50%, 12/01/2041	497,268
756,046	4.00%, 12/01/2041	735,682
2,627,171	2.50%, 02/01/2042	2,336,026
418,761	4.00%, 07/01/2042	407,341
252,137	3.50%, 09/01/2042	232,514
276,480	3.50%, 10/01/2042	260,766
366,618	3.00%, 03/01/2043	336,950
3,226,381	5.00%, 05/01/2043	3,232,394
3,649,053	5.00%, 06/01/2043	3,667,764
267,276	3.00%, 07/01/2043	241,707
375,611	3.00%, 08/01/2043	345,219
250,377	3.00%, 09/01/2043	230,116
6,027,605	2.50%, 03/01/2047	5,136,232
3,984,507	3.50%, 07/01/2047	3,765,509
1,320,547	4.00%, 08/01/2047	1,270,145
557,570	3.50%, 03/01/2048	520,357
3,007,103	3.00%, 01/01/2049	2,745,474
431,162	3.00%, 12/01/2049	385,470
294,363	3.00%, 01/01/2050	263,672
1,262,390	2.50%, 08/01/2050	1,079,488
1,392,986	2.50%, 10/01/2050	1,193,578
3,563,994	2.00%, 11/01/2050	2,970,226
2,787,547	2.00%, 12/01/2050	2,346,354
3,279,253	2.00%, 01/01/2051	2,759,464
1,382,334	2.00%, 05/01/2051	1,141,748
3,704,401	2.50%, 08/01/2051	3,154,224
8,009,122	2.00%, 10/01/2051	6,572,848
2,122,704	2.50%, 10/01/2051	1,819,036
3,188,243	2.00%, 11/01/2051	2,646,513
5,284,117	2.50%, 01/01/2052	4,496,374
5,339,287	3.50%, 01/01/2052	4,924,599
9,002,766	2.50%, 02/01/2052	7,722,859
15,285,177	2.00%, 03/01/2052	12,691,895
2,857,675	2.50%, 03/01/2052	2,459,014
10,988,473	3.00%, 03/01/2052	9,799,932

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER U.S. GOVERNMENT SECURITIES FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 2,392,736	3.50%, 04/01/2052	$ 2,229,856
3,156,326	4.00%, 06/01/2052	3,012,906
3,242,791	4.00%, 07/01/2052	3,079,957
2,735,860	5.00%, 07/01/2052	2,743,972
3,277,691	4.00%, 08/01/2052	3,100,329
4,708,372	5.00%, 08/01/2052	4,664,141
3,167,413	4.50%, 09/01/2052	3,085,157
5,716,922	5.00%, 10/01/2052	5,696,282
3,270,130	4.50%, 11/01/2052	3,170,906
3,211,189	5.00%, 11/01/2052	3,212,025
2,680,728	5.00%, 01/01/2053	2,655,193
3,234,705	5.00%, 02/01/2053	3,202,653
3,144,416	6.00%, 11/01/2053	3,210,678
1,018,636	3.50%, 08/01/2056	924,055
1,087,047	3.00%, 02/01/2057	956,798
	Federal National Mortgage Association Alternative Credit Enhancement Security
	Series 2016-M5 Class A2
1,631,574	2.47%, 04/25/2026	1,558,006
	Series 2018-M2 Class A2
1,576,031	2.91%, 01/25/2028(c)	1,495,692
	Series 2018-M3 Class A2
3,442,443	3.07%, 02/25/2030(c)	3,221,903
	Series 2023-M5 Class 2A2
3,350,000	4.50%, 07/25/2028(c)	3,352,260
	Government National Mortgage Association
257	7.50%, 10/20/2028	257
718	7.50%, 12/20/2028	728
2,847,760	2.50%, 03/20/2051	2,484,271
1,842,056	3.00%, 08/20/2051	1,670,989
6,703,393	2.50%, 11/20/2051	5,861,418
7,082,432	2.00%, 12/20/2051	5,993,204
6,478,467	3.50%, 02/20/2052	6,029,347
6,609,675	3.50%, 06/20/2052	6,151,463
3,402,621	4.00%, 07/20/2052	3,249,775
3,303,355	3.50%, 08/20/2052	3,074,346
3,245,784	4.50%, 08/20/2052	3,168,948
6,397,587	4.50%, 09/20/2052	6,247,866
3,027,337	5.00%, 09/20/2052	3,014,426
3,085,174	5.00%, 10/20/2052	3,074,266
6,936,997	5.00%, 05/20/2053	6,886,015
12,708,243	5.00%, 06/20/2053	12,589,018
	Vendee Mortgage Trust
	Series 1996-3 Class 1Z
175,695	6.75%, 09/15/2026	176,207
	Series 2002-1 Class 1A
177,075	6.00%, 10/15/2031	179,319
		415,666,307
TOTAL MORTGAGE-BACKED SECURITIES — 63.54% (Cost $435,728,310)		$417,319,943
Principal Amount		Fair Value
U.S. GOVERNMENT AGENCY BONDS AND NOTES
$ 500,000	Federal Home Loan Bank 5.75%, 06/12/2026	$ 516,802
TOTAL U.S. GOVERNMENT AGENCY BONDS AND NOTES — 0.08% (Cost $531,034)		$ 516,802
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
11,000,000	4.63%, 02/28/2025	10,993,555
2,000,000	5.00%, 10/31/2025	2,022,813
13,400,000	3.88%, 01/15/2026	13,297,930
26,200,000	4.00%, 02/15/2026	26,080,258
12,000,000	4.63%, 10/15/2026	12,178,125
12,200,000	3.50%, 01/31/2028	12,007,468
4,800,000	3.63%, 03/31/2028	4,747,688
6,800,000	3.88%, 11/30/2029(d)	6,786,984
3,000,000	4.63%, 09/30/2030	3,127,266
10,800,000	4.13%, 11/15/2032	10,978,032
3,200,000	3.88%, 08/15/2033	3,196,000
7,100,000	2.38%, 02/15/2042	5,447,586
13,500,000	3.25%, 05/15/2042	11,844,141
7,500,000	2.50%, 02/15/2045	5,679,199
6,400,000	3.00%, 02/15/2048	5,215,250
14,100,000	3.00%, 08/15/2048	11,477,180
22,100,000	2.88%, 05/15/2052	17,595,398
6,800,000	3.63%, 05/15/2053	6,286,812
TOTAL U.S. TREASURY BONDS AND NOTES — 25.72% (Cost $172,891,301)		$168,961,685
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 1.34%
8,800,000	Federal Home Loan Bank(e) 5.28%, 01/02/2024	8,796,186
TOTAL SHORT TERM INVESTMENTS — 1.34% (Cost $8,796,186)		$ 8,796,186
TOTAL INVESTMENTS — 99.46% (Cost $676,959,478)		$653,252,874
OTHER ASSETS & LIABILITIES, NET — 0.54%		$ 3,568,776
TOTAL NET ASSETS — 100.00%		$656,821,650

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER U.S. GOVERNMENT SECURITIES FUND
Schedule of Investments
As of December 31, 2023
(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2023.
(c)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	All or a portion of the security has been segregated to cover initial margin requirements on open futures contracts.
(e)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate.
At December 31, 2023 the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts	Notional Amount (000)		Expiration Date	Fair Value and Net Unrealized Appreciation
Long
U.S. 10 Year Treasury Note Futures	151	USD	17,047	Mar 2024	$ 620,557
U.S. 2 Year Treasury Note Futures	15	USD	3,089	Mar 2024	34,570
U.S. 5 Year Treasury Note Futures	83	USD	9,028	Mar 2024	224,360
U.S. Long Bond Futures	92	USD	11,494	Mar 2024	646,313
U.S. Ultra Bond Futures	27	USD	3,607	Mar 2024	308,203
				Net Appreciation	$1,834,003
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2023
	Empower Bond Index Fund	Empower Core Bond Fund	Empower Global Bond Fund
ASSETS:
Investments in securities, fair value(a)(b)	$3,580,336,850	$557,041,210	$547,716,096
Repurchase agreements, fair value(c)	92,344,901	10,899,333	13,544,175
Cash	138,301	6,962,146	3,804,096
Cash denominated in foreign currencies, fair value(d)	-	-	1,267,800
Cash pledged on futures contracts	-	438,246	4,732,480
Cash pledged on forward foreign currency contracts	-	-	6,193,282
Cash pledged on centrally cleared swaps	-	1,483,932	4,448,985
Interest receivable	21,843,366	3,558,427	5,656,371
Subscriptions receivable	4,697,386	558,851	376,606
Receivable for investments sold	-	189,183	-
Variation margin on futures contracts	-	-	660,035
Variation margin on centrally cleared swaps	-	34,281	112,136
Unrealized appreciation on forward foreign currency contracts	-	57,528	6,480,092
Unrealized appreciation on OTC swaps	-	-	169,978
Total Assets	3,699,360,804	581,223,137	595,162,132
LIABILITIES:
Payable for TBA investments purchased	-	73,919,982	44,956,714
Payable for director fees	7,018	7,018	7,018
Payable for investments purchased	-	3,184,498	216,396
Payable for other accrued fees	167,275	191,897	159,238
Payable for shareholder services fees	811,119	7,235	5,612
Payable to investment adviser	385,401	96,746	240,796
Payable upon return of securities loaned	92,344,901	10,899,333	13,544,175
Redemptions payable	1,482,465	121,118	119,177
Unrealized depreciation on forward foreign currency contracts	-	62,865	6,560,771
Variation margin on futures contracts	-	22,308	-
Written options, fair value (premiums paid $27,340)	-	-	87,612
Cash received for TBA investments	-	-	28,447
Premium received on OTC swaps	-	-	14,591
Total Liabilities	95,198,179	88,513,000	65,940,547
NET ASSETS	$3,604,162,625	$492,710,137	$529,221,585
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$31,692,704	$5,818,218	$6,871,854
Paid-in capital in excess of par	3,867,118,040	568,736,038	588,428,942
Undistributed/accumulated deficit	(294,648,119)	(81,844,119)	(66,079,211)
NET ASSETS	$3,604,162,625	$492,710,137	$529,221,585
NET ASSETS BY CLASS
Investor Class	$2,770,264,572	$24,639,703	$18,858,289
Institutional Class	$833,898,053	$468,070,434	$510,363,296
CAPITAL STOCK:
Authorized
Investor Class	900,000,000	40,000,000	35,000,000
Institutional Class	530,000,000	260,000,000	330,000,000
Issued and Outstanding
Investor Class	217,340,390	2,537,775	2,723,700
Institutional Class	99,586,646	55,644,407	65,994,844
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2023
	Empower Bond Index Fund	Empower Core Bond Fund	Empower Global Bond Fund
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$12.75	$9.71	$6.92
Institutional Class	$8.37	$8.41	$7.73
(a) Cost of investments	$3,825,328,074	$587,643,686	$555,930,724
(b) Including fair value of securities on loan	$89,309,944	$10,574,502	$12,743,324
(c) Cost of repurchase agreements	$92,344,901	$10,899,333	$13,544,175
(d) Cost of cash denominated in foreign currencies	$-	$-	$1,264,554
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2023
	Empower High Yield Bond Fund	Empower Inflation-Protected Securities Fund	Empower Multi-Sector Bond Fund
ASSETS:
Investments in securities, fair value(a)(b)	$395,817,424	$428,505,830	$879,203,429
Repurchase agreements, fair value(c)	47,471,820	1,823,640	66,267,764
Cash	19,766,791	3,958,608	17,977,304
Cash denominated in foreign currencies, fair value(d)	50	-	-
Cash pledged on futures contracts	-	925,471	6,493
Cash pledged on centrally cleared swaps	675,007	5,336,449	-
Dividends and interest receivable	5,169,053	2,532,243	9,344,270
Subscriptions receivable	520,252	580,600	1,201,230
Receivable for investments sold	1,372,279	6,848,454	1,142,453
Variation margin on futures contracts	-	44,613	38,237
Variation margin on centrally cleared swaps	-	66,416	-
Total Assets	470,792,676	450,622,324	975,181,180
LIABILITIES:
Payable for TBA investments purchased	-	6,976,898	-
Payable for director fees	7,018	7,018	7,018
Payable for investments purchased	903,478	7,281,690	6,557,623
Payable for other accrued fees	122,301	86,596	228,041
Payable for shareholder services fees	44,923	1,275	96,633
Payable to investment adviser	250,822	127,848	398,655
Payable upon return of securities loaned	47,471,820	1,823,640	66,267,764
Redemptions payable	100,471	9,249	561,993
Unrealized depreciation on forward foreign currency contracts	104,924	-	-
Variation margin on centrally cleared swaps	5,920	-	-
Total Liabilities	49,011,677	16,314,214	74,117,727
NET ASSETS	$421,780,999	$434,308,110	$901,063,453
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,848,797	$4,898,283	$9,557,482
Paid-in capital in excess of par	468,701,653	473,888,037	955,332,673
Undistributed/accumulated deficit	(51,769,451)	(44,478,210)	(63,826,702)
NET ASSETS	$421,780,999	$434,308,110	$901,063,453
NET ASSETS BY CLASS
Investor Class	$154,222,944	$4,336,781	$330,430,458
Institutional Class	$267,558,055	$429,971,329	$570,632,995
CAPITAL STOCK:
Authorized
Investor Class	210,000,000	30,000,000	200,000,000
Institutional Class	170,000,000	250,000,000	295,000,000
Issued and Outstanding
Investor Class	20,478,017	483,307	25,875,544
Institutional Class	28,009,949	48,499,519	69,699,278
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$7.53	$8.97	$12.77
Institutional Class	$9.55	$8.87	$8.19
(a) Cost of investments	$394,408,626	$432,690,675	$898,160,913
(b) Including fair value of securities on loan	$45,601,253	$1,763,990	$64,218,362
(c) Cost of repurchase agreements	$47,471,820	$1,823,640	$66,267,764
(d) Cost of cash denominated in foreign currencies	$50	$-	$-
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2023
	Empower Short Duration Bond Fund	Empower U.S. Government Securities Fund
ASSETS:
Investments in securities, fair value(a)(b)	$404,393,736	$653,252,874
Repurchase agreements, fair value(c)	7,880,720	-
Cash	184,801	-
Cash pledged on futures contracts	353	758
Interest receivable	3,231,700	3,579,037
Subscriptions receivable	416,729	949,075
Variation margin on futures contracts	22,914	-
Total Assets	416,130,953	657,781,744
LIABILITIES:
Payable for director fees	7,018	7,018
Payable for other accrued fees	75,141	70,739
Payable for shareholder services fees	19,649	90,993
Payable to custodian	-	60,666
Payable to investment adviser	74,041	157,965
Payable upon return of securities loaned	7,880,720	-
Redemptions payable	42,088	550,127
Variation margin on futures contracts	-	22,586
Total Liabilities	8,098,657	960,094
NET ASSETS	$408,032,296	$656,821,650
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,229,027	$7,065,434
Paid-in capital in excess of par	419,224,916	740,300,001
Undistributed/accumulated deficit	(15,421,647)	(90,543,785)
NET ASSETS	$408,032,296	$656,821,650
NET ASSETS BY CLASS
Investor Class	$66,609,853	$307,756,291
Institutional Class	$341,422,443	$349,065,359
CAPITAL STOCK:
Authorized
Investor Class	40,000,000	200,000,000
Institutional Class	175,000,000	165,000,000
Issued and Outstanding
Investor Class	6,475,384	28,182,546
Institutional Class	35,814,887	42,471,791
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$10.29	$10.92
Institutional Class	$9.53	$8.22
(a) Cost of investments	$411,245,412	$676,959,478
(b) Including fair value of securities on loan	$7,584,716	$-
(c) Cost of repurchase agreements	$7,880,720	$-
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2023
	Empower Bond Index Fund	Empower Core Bond Fund	Empower Global Bond Fund
INVESTMENT INCOME:
Interest	$116,121,222	$17,432,756	$15,951,552
Income from securities lending	297,164	31,118	20,941
Dividends	-	325	-
Foreign withholding tax	-	-	1,294
Total Income	116,418,386	17,464,199	15,973,787
EXPENSES:
Management fees	4,289,634	1,398,018	2,622,973
Shareholder services fees – Investor Class	8,832,074	84,380	67,775
Audit and tax fees	42,588	51,702	77,742
Custodian fees	104,630	100,072	216,273
Directors fees	31,396	31,396	31,396
Legal fees	9,915	9,915	9,915
Pricing fees	97,483	188,979	93,550
Registration fees	158,906	28,366	28,362
Shareholder report fees	51,577	-	1,509
Transfer agent fees	10,324	9,310	9,067
Other fees	22,666	17,214	17,239
Total Expenses	13,651,193	1,919,352	3,175,801
Less amount waived by investment adviser	-	306,834	118,808
Net Expenses	13,651,193	1,612,518	3,056,993
NET INVESTMENT INCOME	102,767,193	15,851,681	12,916,794
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(50,771,561)	(20,629,413)	(33,137,277)
Net realized loss on credit default swaps	-	(104,311)	(1,949,742)
Net realized gain (loss) on interest rate swaps	-	(187,014)	1,575,127
Net realized gain on futures contracts	-	3,880,679	2,723,314
Net realized gain on inflation swaps	-	-	622,498
Net realized loss on total return swaps	-	-	(111,596)
Net realized loss on purchased options	-	-	(158,114)
Net realized gain on purchased swaptions	-	-	187,877
Net realized gain on written options	-	-	124,736
Net realized gain on written swaptions	-	-	650,874
Net realized loss on forward foreign currency contracts	-	-	(4,862,759)
Net Realized Loss	(50,771,561)	(17,040,059)	(34,335,062)
Net change in unrealized appreciation on investments	96,744,599	33,870,406	55,867,406
Net change in unrealized appreciation (depreciation) on credit default swaps	-	28,263	(739,580)
Net change in unrealized appreciation on interest rate swaps	-	205,900	1,658,198
Net change in unrealized depreciation on inflation swaps	-	-	(102,977)
Net change in unrealized appreciation on total return swaps	-	-	40,161
Net change in unrealized depreciation on futures contracts	-	(1,306,654)	(7,336,042)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	-	(5,337)	1,317,805
Net change in unrealized depreciation on purchased options	-	-	(8,479)
Net change in unrealized depreciation on written options	-	-	(63,565)
Net change in unrealized appreciation on purchased swaptions	-	-	115,059
Net change in unrealized depreciation on written swaptions	-	-	(386,916)
Net Change in Unrealized Appreciation	96,744,599	32,792,578	50,361,070
Net Realized and Unrealized Gain	45,973,038	15,752,519	16,026,008
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$148,740,231	$31,604,200	$28,942,802
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2023
	Empower High Yield Bond Fund	Empower Inflation-Protected Securities Fund	Empower Multi-Sector Bond Fund
INVESTMENT INCOME:
Interest	$21,647,734	$17,165,992	$42,077,025
Income from securities lending	284,664	32,007	178,796
Dividends	510,749	-	293,721
Foreign withholding tax	15,775	-	(8,651)
Total Income	22,458,922	17,197,999	42,540,891
EXPENSES:
Management fees	2,738,536	1,288,962	3,732,309
Shareholder services fees – Investor Class	683,078	14,995	889,370
Audit and tax fees	77,861	51,657	76,384
Custodian fees	30,310	33,065	149,394
Directors fees	31,396	31,396	31,396
Legal fees	9,915	9,915	9,915
Pricing fees	70,018	43,212	189,036
Registration fees	45,915	75,078	60,220
Shareholder report fees	30,505	-	43,681
Transfer agent fees	9,046	8,728	11,105
Other fees	17,342	17,271	17,663
Total Expenses	3,743,922	1,574,279	5,210,473
Less amount waived by investment adviser	184,048	192,962	376,837
Net Expenses	3,559,874	1,381,317	4,833,636
NET INVESTMENT INCOME	18,899,048	15,816,682	37,707,255
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(28,192,663)	(33,354,471)	(19,443,891)
Net realized gain (loss) on credit default swaps	219,247	(84,571)	-
Net realized loss on interest rate swaps	-	(1,031,213)	-
Net realized loss on futures contracts	-	(172,545)	(8,984,163)
Net realized gain on inflation swaps	-	2,679,283	-
Net realized gain on forward foreign currency contracts	57,795	-	-
Net Realized Loss	(27,915,621)	(31,963,517)	(28,428,054)
Net change in unrealized appreciation on investments and foreign currency translations	57,649,936	39,195,725	47,312,278
Net change in unrealized appreciation on credit default swaps	454,873	35,170	-
Net change in unrealized appreciation on interest rate swaps	-	220,990	-
Net change in unrealized depreciation on inflation swaps	-	(2,843,593)	-
Net change in unrealized appreciation (depreciation) on futures contracts	-	(578,949)	6,408,548
Net change in unrealized depreciation on forward foreign currency contracts	(75,781)	-	-
Net Change in Unrealized Appreciation	58,029,028	36,029,343	53,720,826
Net Realized and Unrealized Gain	30,113,407	4,065,826	25,292,772
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,012,455	$19,882,508	$63,000,027
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2023
	Empower Short Duration Bond Fund	Empower U.S. Government Securities Fund
INVESTMENT INCOME:
Interest	$13,135,068	$26,171,336
Income from securities lending	29,323	31,755
Total Income	13,164,391	26,203,091
EXPENSES:
Management fees	805,637	1,501,693
Shareholder services fees – Investor Class	228,627	1,323,084
Audit and tax fees	66,568	41,372
Custodian fees	16,500	25,179
Directors fees	31,396	31,396
Legal fees	9,915	9,915
Pricing fees	13,492	14,369
Registration fees	28,652	56,503
Shareholder report fees	1,664	20,665
Transfer agent fees	9,157	75,597
Other fees	17,119	17,832
Total Expenses	1,228,727	3,117,605
Less amount waived by investment adviser	124,724	162,765
Net Expenses	1,104,003	2,954,840
NET INVESTMENT INCOME	12,060,388	23,248,251
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(2,503,524)	(12,026,522)
Net realized loss on futures contracts	(982,965)	(2,937,530)
Net Realized Loss	(3,486,489)	(14,964,052)
Net change in unrealized appreciation on investments	11,723,350	17,023,693
Net change in unrealized appreciation on futures contracts	546,648	1,834,003
Net Change in Unrealized Appreciation	12,269,998	18,857,696
Net Realized and Unrealized Gain	8,783,509	3,893,644
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,843,897	$27,141,895
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2023 and December 31, 2022
Empower Bond Index Fund	2023	2022
OPERATIONS:
Net investment income	$102,767,193	$42,819,834
Net realized loss	(50,771,561)	(22,906,019)
Net change in unrealized appreciation (depreciation)	96,744,599	(350,388,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	148,740,231	(330,474,727)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	(1,611,750)	-
Institutional Class	(516,270)	-
From return of capital	(2,128,020)	0
From net investment income and net realized gains
Investor Class	(52,469,359)	(18,877,757)
Institutional Class	(30,143,438)	(19,999,921)
From net investment income and net realized gains	(82,612,797)	(38,877,678)
Total Distributions	(84,740,817)	(38,877,678)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	1,511,827,168	1,022,483,056
Institutional Class	141,661,940	169,682,069
Shares issued in reinvestment of distributions
Investor Class	54,081,109	18,877,757
Institutional Class	30,659,708	19,999,921
Shares redeemed
Investor Class	(711,064,665)	(305,811,132)
Institutional Class	(144,984,474)	(201,832,226)
Net Increase in Net Assets Resulting from Capital Share Transactions	882,180,786	723,399,445
Total Increase in Net Assets	946,180,200	354,047,040
NET ASSETS:
Beginning of year	2,657,982,425	2,303,935,385
End of year	$3,604,162,625	$2,657,982,425
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	120,647,218	79,309,839
Institutional Class	17,079,150	19,166,367
Shares issued in reinvestment of distributions
Investor Class	4,373,976	1,501,764
Institutional Class	3,725,365	2,359,617
Shares redeemed
Investor Class	(58,039,448)	(23,242,698)
Institutional Class	(17,599,610)	(22,829,464)
Net Increase	70,186,651	56,265,425
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2023 and December 31, 2022
Empower Core Bond Fund	2023	2022
OPERATIONS:
Net investment income	$15,851,681	$10,184,745
Net realized loss	(17,040,059)	(23,991,726)
Net change in unrealized appreciation (depreciation)	32,792,578	(63,735,693)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,604,200	(77,542,674)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(509,681)	(571,051)
Institutional Class	(26,221,017)	(9,057,261)
From Net Investment Income and Net Realized Gains	(26,730,698)	(9,628,312)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	10,670,764	9,708,255
Institutional Class	118,955,887	74,974,786
Shares issued in reinvestment of distributions
Investor Class	509,681	571,051
Institutional Class	26,221,017	9,057,261
Shares redeemed
Investor Class	(33,815,307)	(49,517,337)
Institutional Class	(74,649,154)	(87,265,860)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	47,892,888	(42,471,844)
Total Increase (Decrease) in Net Assets	52,766,390	(129,642,830)
NET ASSETS:
Beginning of year	439,943,747	569,586,577
End of year	$492,710,137	$439,943,747
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	1,134,329	987,579
Institutional Class	14,314,285	8,368,975
Shares issued in reinvestment of distributions
Investor Class	54,260	59,870
Institutional Class	3,108,656	1,060,342
Shares redeemed
Investor Class	(3,534,392)	(4,739,615)
Institutional Class	(8,851,309)	(9,780,387)
Net Increase (Decrease)	6,225,829	(4,043,236)
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2023 and December 31, 2022
Empower Global Bond Fund	2023	2022
OPERATIONS:
Net investment income	$12,916,794	$8,637,536
Net realized loss	(34,335,062)	(36,062,257)
Net change in unrealized appreciation (depreciation)	50,361,070	(50,412,418)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,942,802	(77,837,139)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	(78,402)	(99,757)
Institutional Class	(1,784,987)	(2,013,739)
From return of capital	(1,863,389)	(2,113,496)
From net investment income and net realized gains
Investor Class	(89,417)	(177,731)
Institutional Class	(2,096,950)	(3,454,108)
From net investment income and net realized gains	(2,186,367)	(3,631,839)
Total Distributions	(4,049,756)	(5,745,335)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	3,610,934	4,550,233
Institutional Class	125,896,102	60,924,888
Shares issued in reinvestment of distributions
Investor Class	167,819	277,488
Institutional Class	3,881,937	5,467,847
Shares redeemed
Investor Class	(6,498,311)	(5,725,673)
Institutional Class	(65,020,476)	(79,185,203)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	62,038,005	(13,690,420)
Total Increase (Decrease) in Net Assets	86,931,051	(97,272,894)
NET ASSETS:
Beginning of year	442,290,534	539,563,428
End of year	$529,221,585	$442,290,534
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	542,354	648,293
Institutional Class	17,272,815	7,807,240
Shares issued in reinvestment of distributions
Investor Class	25,312	41,880
Institutional Class	525,296	742,137
Shares redeemed
Investor Class	(975,417)	(828,111)
Institutional Class	(8,789,179)	(10,303,401)
Net Increase (Decrease)	8,601,181	(1,891,962)
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2023 and December 31, 2022
Empower High Yield Bond Fund	2023	2022
OPERATIONS:
Net investment income	$18,899,048	$16,296,422
Net realized loss	(27,915,621)	(21,259,579)
Net change in unrealized appreciation (depreciation)	58,029,028	(67,743,931)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,012,455	(72,707,088)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(8,205,399)	(9,777,391)
Institutional Class	(11,881,528)	(6,704,062)
From Net Investment Income and Net Realized Gains	(20,086,927)	(16,481,453)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	113,110,859	191,879,707
Institutional Class	54,443,434	24,697,577
Shares issued in reinvestment of distributions
Investor Class	8,205,399	9,777,391
Institutional Class	11,881,528	6,704,062
Shares redeemed
Investor Class	(258,668,927)	(166,072,590)
Institutional Class	(38,662,154)	(59,165,874)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(109,689,861)	7,820,273
Total Decrease in Net Assets	(80,764,333)	(81,368,268)
NET ASSETS:
Beginning of year	502,545,332	583,913,600
End of year	$421,780,999	$502,545,332
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	15,612,102	25,308,433
Institutional Class	5,930,682	2,573,983
Shares issued in reinvestment of distributions
Investor Class	1,115,423	1,364,405
Institutional Class	1,273,169	746,178
Shares redeemed
Investor Class	(35,076,992)	(22,431,167)
Institutional Class	(4,198,765)	(6,333,576)
Net Increase (Decrease)	(15,344,381)	1,228,256
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2023 and December 31, 2022
Empower Inflation-Protected Securities Fund	2023	2022
OPERATIONS:
Net investment income	$15,816,682	$19,983,345
Net realized loss	(31,963,517)	(1,817,922)
Net change in unrealized appreciation (depreciation)	36,029,343	(57,100,756)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,882,508	(38,935,333)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(180,302)	(346,475)
Institutional Class	(18,917,364)	(32,511,518)
From Net Investment Income and Net Realized Gains	(19,097,666)	(32,857,993)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	691,137	705,068
Institutional Class	105,775,956	49,778,586
Shares issued in reinvestment of distributions
Investor Class	180,302	346,475
Institutional Class	18,917,364	32,511,518
Shares redeemed
Investor Class	(860,040)	(2,111,390)
Institutional Class	(72,015,742)	(118,709,596)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	52,688,977	(37,479,339)
Total Increase (Decrease) in Net Assets	53,473,819	(109,272,665)
NET ASSETS:
Beginning of year	380,834,291	490,106,956
End of year	$434,308,110	$380,834,291
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	76,522	72,103
Institutional Class	11,924,988	5,095,542
Shares issued in reinvestment of distributions
Investor Class	20,139	36,878
Institutional Class	2,134,118	3,496,454
Shares redeemed
Investor Class	(95,719)	(209,041)
Institutional Class	(8,095,859)	(11,963,025)
Net Increase (Decrease)	5,964,189	(3,471,089)
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2023 and December 31, 2022
Empower Multi-Sector Bond Fund	2023	2022
OPERATIONS:
Net investment income	$37,707,255	$24,647,103
Net realized loss	(28,428,054)	(22,343,436)
Net change in unrealized appreciation (depreciation)	53,720,826	(78,213,249)
Net Increase (Decrease) in Net Assets Resulting from Operations	63,000,027	(75,909,582)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(9,209,367)	(4,503,321)
Institutional Class	(29,069,042)	(20,325,948)
From Net Investment Income and Net Realized Gains	(38,278,409)	(24,829,269)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	302,995,414	323,750,125
Institutional Class	174,413,791	61,684,672
Shares issued in reinvestment of distributions
Investor Class	9,209,367	4,503,321
Institutional Class	29,069,042	20,325,948
Shares redeemed
Investor Class	(227,666,695)	(234,082,338)
Institutional Class	(77,023,667)	(100,750,850)
Net Increase in Net Assets Resulting from Capital Share Transactions	210,997,252	75,430,878
Total Increase (Decrease) in Net Assets	235,718,870	(25,307,973)
NET ASSETS:
Beginning of year	665,344,583	690,652,556
End of year	$901,063,453	$665,344,583
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	24,326,959	25,802,307
Institutional Class	21,859,952	7,178,189
Shares issued in reinvestment of distributions
Investor Class	730,351	365,412
Institutional Class	3,572,945	2,497,298
Shares redeemed
Investor Class	(18,349,011)	(18,517,808)
Institutional Class	(9,527,897)	(11,769,975)
Net Increase	22,613,299	5,555,423
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2023 and December 31, 2022
Empower Short Duration Bond Fund	2023	2022
OPERATIONS:
Net investment income	$12,060,388	$7,121,824
Net realized loss	(3,486,489)	(5,086,900)
Net change in unrealized appreciation (depreciation)	12,269,998	(16,657,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,843,897	(14,622,605)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	(4,924)	-
Institutional Class	(21,477)	-
From return of capital	(26,401)	0
From net investment income and net realized gains
Investor Class	(1,533,696)	(937,856)
Institutional Class	(9,344,428)	(5,829,620)
From net investment income and net realized gains	(10,878,124)	(6,767,476)
Total Distributions	(10,904,525)	(6,767,476)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	16,038,132	37,899,436
Institutional Class	103,118,335	44,665,932
Shares issued in reinvestment of distributions
Investor Class	1,538,620	937,856
Institutional Class	9,365,905	5,829,620
Shares redeemed
Investor Class	(16,856,112)	(30,144,201)
Institutional Class	(50,126,554)	(78,550,318)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	63,078,326	(19,361,675)
Total Increase (Decrease) in Net Assets	73,017,698	(40,751,756)
NET ASSETS:
Beginning of year	335,014,598	375,766,354
End of year	$408,032,296	$335,014,598
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	1,588,819	3,757,689
Institutional Class	10,986,380	4,736,495
Shares issued in reinvestment of distributions
Investor Class	152,962	93,978
Institutional Class	997,900	625,042
Shares redeemed
Investor Class	(1,670,875)	(2,987,386)
Institutional Class	(5,343,436)	(8,299,366)
Net Increase (Decrease)	6,711,750	(2,073,548)
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2023 and December 31, 2022
Empower U.S. Government Securities Fund	2023	2022
OPERATIONS:
Net investment income	$23,248,251	$12,822,994
Net realized loss	(14,964,052)	(52,264,974)
Net change in unrealized appreciation (depreciation)	18,857,696	(43,003,691)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,141,895	(82,445,671)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	-	(29,879)
Institutional Class	-	(15,365)
From return of capital	0	(45,244)
From net investment income and net realized gains
Investor Class	(9,307,713)	(6,080,161)
Institutional Class	(12,691,345)	(6,089,364)
From net investment income and net realized gains	(21,999,058)	(12,169,525)
Total Distributions	(21,999,058)	(12,214,769)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	151,879,412	345,597,910
Institutional Class	191,080,866	45,856,847
Shares issued in reinvestment of distributions
Investor Class	9,307,713	6,110,040
Institutional Class	12,691,345	6,104,729
Shares redeemed
Investor Class	(228,486,998)	(244,778,192)
Institutional Class	(69,141,768)	(57,642,710)
Net Increase in Net Assets Resulting from Capital Share Transactions	67,330,570	101,248,624
Total Increase in Net Assets	72,473,407	6,588,184
NET ASSETS:
Beginning of year	584,348,243	577,760,059
End of year	$656,821,650	$584,348,243
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	14,006,510	29,824,263
Institutional Class	23,764,430	5,203,907
Shares issued in reinvestment of distributions
Investor Class	870,073	563,179
Institutional Class	1,556,449	732,701
Shares redeemed
Investor Class	(21,630,071)	(21,890,392)
Institutional Class	(8,478,106)	(6,560,225)
Net Increase	10,089,285	7,873,433
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER BOND INDEX FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2023	$12.39	0.37	0.24	0.61	(0.01)	(0.24)	—	(0.25)	$12.75	5.02%
12/31/2022	$14.54	0.23	(2.22)	(1.99)	—	(0.15)	(0.01)	(0.16)	$12.39	(13.68%)
12/31/2021	$15.12	0.16	(0.52)	(0.36)	—	(0.12)	(0.10)	(0.22)	$14.54	(2.39%)
12/31/2020	$14.51	0.22	0.82	1.04	—	(0.22)	(0.21)	(0.43)	$15.12	7.17%
12/31/2019	$13.57	0.32	0.77	1.09	(0.00) (d)	(0.15)	—	(0.15)	$14.51	8.09%
Institutional Class
12/31/2023	$ 8.25	0.28	0.15	0.43	(0.01)	(0.30)	—	(0.31)	$ 8.37	5.38%
12/31/2022	$ 9.77	0.18	(1.49)	(1.31)	—	(0.20)	(0.01)	(0.21)	$ 8.25	(13.44%)
12/31/2021	$10.22	0.14	(0.34)	(0.20)	—	(0.15)	(0.10)	(0.25)	$ 9.77	(1.98%)
12/31/2020	$ 9.97	0.20	0.55	0.75	—	(0.29)	(0.21)	(0.50)	$10.22	7.52%
12/31/2019	$ 9.46	0.26	0.53	0.79	(0.00) (d)	(0.28)	—	(0.28)	$ 9.97	8.44%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Investor Class
12/31/2023	$2,770,265	0.50%	0.50%	3.01%	27%
12/31/2022	$1,862,529	0.51%	0.50%	1.78%	25%
12/31/2021	$1,349,431	0.50%	0.50%	1.05%	39%
12/31/2020	$ 524,344	0.51%	0.50%	1.47%	70%
12/31/2019	$ 246,097	0.50%	0.50%	2.29%	40%
Institutional Class
12/31/2023	$ 833,898	0.14%	0.14%	3.33%	27%
12/31/2022	$ 795,453	0.15%	0.15%	2.07%	25%
12/31/2021	$ 954,505	0.14%	0.14%	1.43%	39%
12/31/2020	$ 922,284	0.14%	0.14%	1.96%	70%
12/31/2019	$ 979,903	0.14%	0.14%	2.65%	40%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.

EMPOWER FUNDS, INC.
EMPOWER CORE BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2023	$ 9.34	0.31	0.27	0.58	-	(0.21)	-	(0.21)	$ 9.71	6.20%
12/31/2022	$11.08	0.18	(1.81)	(1.63)	-	(0.11)	-	(0.11)	$ 9.34	(14.70%)
12/31/2021	$11.55	0.12	(0.30)	(0.18)	(0.01)	(0.08)	(0.20)	(0.29)	$11.08	(1.55%)
12/31/2020	$11.03	0.21	0.67	0.88	-	(0.30)	(0.06)	(0.36)	$11.55	8.01%
12/31/2019	$10.35	0.28	0.67	0.95	-	(0.27)	-	(0.27)	$11.03	9.19%
Institutional Class
12/31/2023	$ 8.38	0.31	0.24	0.55	-	(0.52)	-	(0.52)	$ 8.41	6.62%
12/31/2022	$10.01	0.20	(1.64)	(1.44)	-	(0.19)	-	(0.19)	$ 8.38	(14.37%)
12/31/2021	$10.51	0.15	(0.28)	(0.13)	(0.01)	(0.16)	(0.20)	(0.37)	$10.01	(1.21%)
12/31/2020	$10.04	0.23	0.61	0.84	-	(0.31)	(0.06)	(0.37)	$10.51	8.46%
12/31/2019	$ 9.45	0.30	0.59	0.89	-	(0.30)	-	(0.30)	$10.04	9.45%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)(e)
Supplemental Data and Ratios
Investor Class
12/31/2023	$ 24,640	0.88%	0.70%	3.25%	440%
12/31/2022	$ 45,622	0.81%	0.70%	1.79%	490%
12/31/2021	$ 95,010	0.75%	0.70%	1.07%	407%
12/31/2020	$ 89,443	0.79%	0.70%	1.81%	265%
12/31/2019	$ 51,836	0.80%	0.70%	2.61%	180%
Institutional Class
12/31/2023	$468,070	0.41%	0.35%	3.65%	440%
12/31/2022	$394,322	0.40%	0.35%	2.20%	490%
12/31/2021	$474,577	0.37%	0.35%	1.42%	407%
12/31/2020	$420,772	0.39%	0.35%	2.20%	265%
12/31/2019	$438,963	0.39%	0.35%	2.99%	180%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
(e)	Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding TBA and dollar roll transactions, the portfolio turnover would have been 47%, 50%, 72%, 86% and 66% for the years ended December 31 2023, 2022, 2021, 2020 and 2019, respectively.

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2023	$6.64	0.16	0.18	0.34	(0.03)	(0.03)	-	(0.06)	$6.92	5.13%
12/31/2022	$7.88	0.10	(1.26)	(1.16)	(0.03)	(0.02)	(0.03)	(0.08)	$6.64	(14.65%)
12/31/2021	$8.43	0.03	(0.57)	(0.54)	-	(0.01)	-	(0.01)	$7.88	(6.46%)
12/31/2020	$8.09	0.10	0.33	0.43	(0.02)	(0.07)	-	(0.09)	$8.43	5.33%
12/31/2019	$8.07	0.20	0.13	0.33	-	(0.31)	-	(0.31)	$8.09	4.07%
Institutional Class
12/31/2023	$7.40	0.21	0.19	0.40	(0.03)	(0.04)	-	(0.07)	$7.73	5.42%
12/31/2022	$8.75	0.14	(1.40)	(1.26)	(0.03)	(0.03)	(0.03)	(0.09)	$7.40	(14.35%)
12/31/2021	$9.33	0.07	(0.63)	(0.56)	-	(0.02)	-	(0.02)	$8.75	(6.03%)
12/31/2020	$8.95	0.16	0.35	0.51	(0.02)	(0.11)	-	(0.13)	$9.33	5.72%
12/31/2019	$8.91	0.25	0.14	0.39	-	(0.35)	-	(0.35)	$8.95	4.39%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)(e)
Supplemental Data and Ratios
Investor Class
12/31/2023	$ 18,858	1.17%	1.00%	2.41%	160%
12/31/2022	$ 20,801	1.13%	1.00%	1.48%	176%
12/31/2021	$ 25,775	1.09%	1.01%	0.32%	184%
12/31/2020	$ 29,333	1.10%	1.01%	1.25%	104%
12/31/2019	$ 38,388	1.07%	1.01%	2.46%	73%
Institutional Class
12/31/2023	$510,363	0.67%	0.65%	2.82%	160%
12/31/2022	$421,489	0.65%	0.65%	1.83%	176%
12/31/2021	$513,789	0.64%	0.64%	0.74%	184%
12/31/2020	$460,046	0.66%	0.66%	1.76%	104%
12/31/2019	$470,867	0.65%	0.65%	2.79%	73%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
(e)	Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding TBA and dollar roll transactions, the portfolio turnover would have been90%, 96% and 138% for the years ended December 31, 2023, 2022, 2021, respectively.

EMPOWER FUNDS, INC.
EMPOWER HIGH YIELD BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2023	$ 7.15	0.30	0.49	0.79	-	(0.41)	-	(0.41)	$ 7.53	11.14%
12/31/2022	$ 8.40	0.21	(1.21)	(1.00)	-	(0.25)	-	(0.25)	$ 7.15	(11.80%)
12/31/2021	$ 8.36	0.16	0.14	0.30	-	(0.26)	-	(0.26)	$ 8.40	3.65%
12/31/2020	$ 7.84	0.26	0.57	0.83	-	(0.31)	-	(0.31)	$ 8.36	10.79%
12/31/2019	$ 7.23	0.34	0.69	1.03	(0.00) (d)	(0.42)	-	(0.42)	$ 7.84	14.40%
Institutional Class
12/31/2023	$ 8.99	0.43	0.59	1.02	-	(0.46)	-	(0.46)	$ 9.55	11.55%
12/31/2022	$10.47	0.30	(1.52)	(1.22)	-	(0.26)	-	(0.26)	$ 8.99	(11.61%)
12/31/2021	$10.28	0.31	0.10	0.41	-	(0.22)	-	(0.22)	$10.47	4.03%
12/31/2020	$ 9.56	0.35	0.71	1.06	-	(0.34)	-	(0.34)	$10.28	11.27%
12/31/2019	$ 8.74	0.44	0.84	1.28	(0.00) (d)	(0.46)	-	(0.46)	$ 9.56	14.73%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2023	$154,223	1.09%	1.03%	4.12%	64%
12/31/2022	$277,799	1.14%	1.09%	2.84%	49%
12/31/2021	$290,677	1.20%	1.10%	1.88%	58%
12/31/2020	$ 6,675	1.56%	1.10%	3.37%	61%
12/31/2019	$ 7,642	1.48%	1.10%	4.35%	64%
Institutional Class
12/31/2023	$267,558	0.69%	0.66%	4.62%	64%
12/31/2022	$224,746	0.76%	0.74%	3.13%	49%
12/31/2021	$293,237	0.78%	0.75%	2.94%	58%
12/31/2020	$267,454	0.79%	0.75%	3.71%	61%
12/31/2019	$262,043	0.78%	0.75%	4.66%	64%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2023	$ 8.94	0.33	0.08	0.41	(0.38)	—	(0.38)	$ 8.97	4.76%
12/31/2022	$10.63	0.43	(1.36)	(0.93)	(0.50)	(0.26)	(0.76)	$ 8.94	(8.92%)
12/31/2021	$10.46	0.29	0.20	0.49	(0.26)	(0.06)	(0.32)	$10.63	4.76%
12/31/2020	$ 9.92	0.08	0.67	0.75	(0.10)	(0.11)	(0.21)	$10.46	7.57%
12/31/2019	$ 9.47	0.18	0.42	0.60	(0.15)	—	(0.15)	$ 9.92	6.35%
Institutional Class
12/31/2023	$ 8.85	0.36	0.09	0.45	(0.43)	—	(0.43)	$ 8.87	5.13%
12/31/2022	$10.54	0.46	(1.35)	(0.89)	(0.54)	(0.26)	(0.80)	$ 8.85	(8.66%)
12/31/2021	$10.39	0.33	0.20	0.53	(0.32)	(0.06)	(0.38)	$10.54	5.18%
12/31/2020	$ 9.86	0.11	0.68	0.79	(0.15)	(0.11)	(0.26)	$10.39	8.02%
12/31/2019	$ 9.45	0.22	0.41	0.63	(0.22)	—	(0.22)	$ 9.86	6.65%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)(e)
Investor Class
12/31/2023	$ 4,337	1.82%	0.70%	3.70%	121%
12/31/2022	$ 4,312	1.57%	0.70%	4.34%	49%
12/31/2021	$ 6,194	1.12%	0.70%	2.75%	137%
12/31/2020	$ 5,855	1.14%	0.70%	0.75%	98%
12/31/2019	$ 4,953	1.00%	0.70%	1.85%	66%
Institutional Class
12/31/2023	$429,971	0.39%	0.35%	4.05%	121%
12/31/2022	$376,522	0.39%	0.35%	4.72%	49%
12/31/2021	$483,913	0.37%	0.35%	3.09%	137%
12/31/2020	$434,109	0.37%	0.35%	1.08%	98%
12/31/2019	$424,797	0.36%	0.35%	2.23%	66%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
(e)	Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding TBA and dollar roll transactions, the portfolio turnover would have been109%, 48%, 46%, and 84% for the years ended December 31, 2023, 2022, 2021, and 2020, respectively.

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2023	$12.22	0.63	0.32	0.95	(0.40)	—	(0.40)	$12.77	7.88%
12/31/2022	$14.15	0.47	(2.08)	(1.61)	(0.30)	(0.02)	(0.32)	$12.22	(11.42%)
12/31/2021	$14.57	0.41	(0.28)	0.13	(0.34)	(0.21)	(0.55)	$14.15	0.89%
12/31/2020	$13.85	0.52	0.72	1.24	(0.45)	(0.07)	(0.52)	$14.57	9.10%
12/31/2019	$12.62	0.56	0.91	1.47	(0.22)	(0.02)	(0.24)	$13.85	11.74%
Institutional Class
12/31/2023	$ 8.01	0.44	0.21	0.65	(0.47)	—	(0.47)	$ 8.19	8.17%
12/31/2022	$ 9.44	0.34	(1.38)	(1.04)	(0.37)	(0.02)	(0.39)	$ 8.01	(11.06%)
12/31/2021	$ 9.98	0.31	(0.19)	0.12	(0.45)	(0.21)	(0.66)	$ 9.44	1.16%
12/31/2020	$ 9.69	0.39	0.51	0.90	(0.54)	(0.07)	(0.61)	$ 9.98	9.49%
12/31/2019	$ 8.91	0.43	0.64	1.07	(0.27)	(0.02)	(0.29)	$ 9.69	12.16%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2023	$330,430	0.97%	0.90%	5.04%	63%
12/31/2022	$234,286	0.99%	0.90%	3.65%	67%
12/31/2021	$162,932	0.93%	0.90%	2.83%	67%
12/31/2020	$176,480	0.93%	0.90%	3.69%	102%
12/31/2019	$185,209	0.92%	0.90%	4.18%	81%
Institutional Class
12/31/2023	$570,633	0.59%	0.55%	5.37%	63%
12/31/2022	$431,059	0.60%	0.55%	4.03%	67%
12/31/2021	$527,720	0.57%	0.55%	3.16%	67%
12/31/2020	$464,756	0.57%	0.55%	4.04%	102%
12/31/2019	$471,986	0.56%	0.55%	4.52%	81%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.

EMPOWER FUNDS, INC.
EMPOWER SHORT DURATION BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2023	$ 9.97	0.32	0.24	0.56	(0.00) (d)	(0.24)	—	(0.24)	$10.29	5.67%
12/31/2022	$10.57	0.19	(0.64)	(0.45)	—	(0.15)	—	(0.15)	$ 9.97	(4.25%)
12/31/2021	$10.77	0.11	(0.11)	0.00	(0.00) (d)	(0.11)	(0.09)	(0.20)	$10.57	(0.03%)
12/31/2020	$10.52	0.18	0.30	0.48	—	(0.20)	(0.03)	(0.23)	$10.77	4.63%
12/31/2019	$10.19	0.27	0.28	0.55	(0.00) (d)	(0.22)	—	(0.22)	$10.52	5.40%
Institutional Class
12/31/2023	$ 9.29	0.33	0.22	0.55	(0.00) (d)	(0.31)	—	(0.31)	$ 9.53	5.98%
12/31/2022	$ 9.88	0.20	(0.59)	(0.39)	—	(0.20)	—	(0.20)	$ 9.29	(3.95%)
12/31/2021	$10.11	0.14	(0.10)	0.04	(0.00) (d)	(0.18)	(0.09)	(0.27)	$ 9.88	0.34%
12/31/2020	$ 9.94	0.21	0.27	0.48	—	(0.28)	(0.03)	(0.31)	$10.11	4.99%
12/31/2019	$ 9.67	0.29	0.27	0.56	(0.00) (d)	(0.29)	—	(0.29)	$ 9.94	5.83%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Investor Class
12/31/2023	$ 66,610	0.67%	0.60%	3.15%	58%
12/31/2022	$ 63,874	0.68%	0.60%	1.84%	76%
12/31/2021	$ 58,567	0.66%	0.60%	1.06%	123%
12/31/2020	$ 48,834	0.67%	0.60%	1.73%	119%
12/31/2019	$ 47,582	0.67%	0.60%	2.58%	136%
Institutional Class
12/31/2023	$341,422	0.28%	0.25%	3.51%	58%
12/31/2022	$271,140	0.28%	0.25%	2.12%	76%
12/31/2021	$317,200	0.26%	0.25%	1.43%	123%
12/31/2020	$278,385	0.26%	0.25%	2.06%	119%
12/31/2019	$220,267	0.27%	0.25%	2.93%	136%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.

EMPOWER FUNDS, INC.
EMPOWER U.S. GOVERNMENT SECURITIES FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2023	$10.71	0.37	0.10	0.47	-	(0.26)	-	(0.26)	$10.92	4.44%
12/31/2022	$12.36	0.21	(1.70)	(1.49)	(0.00) (d)	(0.16)	-	(0.16)	$10.71	(12.08%)
12/31/2021	$12.91	0.08	(0.36)	(0.28)	(0.02)	(0.06)	(0.19)	(0.27)	$12.36	(2.15%)
12/31/2020	$12.31	0.18	0.54	0.72	-	(0.11)	(0.01)	(0.12)	$12.91	5.87%
12/31/2019	$11.78	0.27	0.45	0.72	(0.00) (d)	(0.19)	-	(0.19)	$12.31	6.12%
Institutional Class
12/31/2023	$ 8.20	0.31	0.07	0.38	-	(0.36)	-	(0.36)	$ 8.22	4.76%
12/31/2022	$ 9.56	0.18	(1.30)	(1.12)	(0.00) (d)	(0.24)	-	(0.24)	$ 8.20	(11.72%)
12/31/2021	$10.03	0.10	(0.28)	(0.18)	(0.03)	(0.07)	(0.19)	(0.29)	$ 9.56	(1.84%)
12/31/2020	$ 9.65	0.18	0.43	0.61	-	(0.22)	(0.01)	(0.23)	$10.03	6.37%
12/31/2019	$ 9.33	0.24	0.35	0.59	(0.00) (d)	(0.27)	-	(0.27)	$ 9.65	6.36%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)(f)
Supplemental Data and Ratios
Investor Class
12/31/2023	$307,756	0.62%	0.60%	3.40%	47%
12/31/2022	$374,269	0.63%	0.60%	1.84%	247%
12/31/2021	$326,788	0.65%	0.60%	0.62%	264%
12/31/2020	$131,043	0.63%	0.60%	1.42%	81%
12/31/2019	$145,887	0.64%	0.60%	2.19%	57%
Institutional Class
12/31/2023	$349,065	0.28%	0.25%	3.78%	47%
12/31/2022	$210,079	0.26%	0.25%	2.10%	247%
12/31/2021	$250,972	0.26%	0.25%	1.00%	264%
12/31/2020	$256,152	0.26%	0.25%	1.75%	81%
12/31/2019	$230,034	0.26%	0.25%	2.54%	57%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
(f)	Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding TBA and dollar roll transactions, the portfolio turnover would have been 40%, 115%, 85%, 38% and 54% for the years ended December 31 2023, 2022, 2021, 2020 and 2019, respectively.

EMPOWER FUNDS, INC.
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Empower Funds, Inc. (Empower Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company.  Empower Funds presently consists of forty-five funds. Interests in the Empower Bond Index Fund, Empower Core Bond Fund, Empower Global Bond Fund, Empower High Yield Bond Fund, Empower Inflation-Protected Securities Fund, Empower Multi-Sector Bond Fund, Empower Short Duration Bond Fund and Empower U.S. Government Securities Fund (each a Fund, collectively the Funds) are included herein. Each Fund is diversified as defined in the 1940 Act, except the Empower Global Bond Fund which is non-diversified. The Funds are available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Empower Funds.
Investment Objectives
Empower Bond Index Fund - seeks investment results that track the total return of the debt securities that comprise the Bloomberg U.S. Aggregate Bond Index
Empower Core Bond Fund - seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings
Empower Global Bond Fund - seeks current income with capital appreciation and growth of income
Empower High Yield Bond Fund - seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective
Empower Inflation-Protected Securities Fund - seeks real return consistent with the preservation of capital
Empower Multi-Sector Bond Fund - seeks high total investment return through a combination of current income and capital appreciation
Empower Short Duration Bond Fund - seeks maximum total return that is consistent with preservation of capital and liquidity
Empower U.S. Government Securities Fund - seeks the highest level of return consistent with preservation of capital and substantial credit protection
The Funds each offer two share classes, referred to as Investor Class and Institutional Class shares. All shares of each Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Empower Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Funds.

Annual Report - December 31, 2023

Security Valuation
The board of directors of Empower Funds (Board of Directors) has adopted policies and procedures for the valuation of each Fund's securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser,  Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures.  Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Funds' valuation designee to make all fair value determinations with respect to the Funds' investments, subject to oversight by the Board of Directors.
Each Fund generally values its securities, including Exchange Traded Funds, based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of a Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments, including bank loans, are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used.  For derivatives traded OTC, independent pricing services will be utilized when possible.  If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

Annual Report - December 31, 2023

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Bank Loans	Broker quotes, Loan Syndications and Trading Association daily marks, loan analytics and market news
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Government Agency Bonds and Notes, U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data
Rights	Exchange traded close price, bids and evaluated bids
Exchange Traded Funds	Exchange traded close price
Purchased and Written Options	Cash rates, futures and swap rates, FX spot and forward curve, FX volatilities, interest rates, net present value of cash flows
Short Term Investments	Maturity date, credit quality and interest rates
Futures Contracts	Exchange traded close price
Forward Foreign Currency Contracts	Foreign currency spot and forward rates
Credit Default Swaps	Reported trades, credit spreads and curves, recovery rates, restructuring types and net present value of cashflows
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves
Inflation Swaps	Interest rate curves, CPI or relevant inflation index curves, LIBOR/OIS curves, reported trades, and swap curves
Total Return Swaps	Real time, intra-day updates on equity stock or index levels, projected dividend curves, interest rate curves, and equity volatility surfaces and correlations

Annual Report - December 31, 2023

The Funds classify their valuations into three levels based upon the observability of inputs to the valuation of each Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly.  These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes.  Unobservable inputs reflect a Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2023, all the investments in the Funds, except the Empower High Yield Bond Fund and the Empower Multi-Sector Bond Fund, are valued using Level 2 inputs, except for Futures Contracts, which are valued using Level 1 inputs. The inputs used to value the Empower High Yield Bond Fund and the Empower Multi-Sector Bond Fund investments are detailed in the following tables. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Empower High Yield Bond Fund
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Bank Loans	$ —	$ 23,281,692	$ —	$ 23,281,692
Corporate Bonds and Notes	—	290,356,814	22	290,356,836
Convertible Bonds	—	74,099,647	—	74,099,647
Common Stock	2,965,846	—	56,480	3,022,326
Convertible Preferred Stock
Financial	2,123,798	—	—	2,123,798
Industrial	—	1,773,974	—	1,773,974
Utilities	—	1,136,478	—	1,136,478
	2,123,798	2,910,452	—	5,034,250
Rights	—	—	22,673	22,673
Short Term Investments	—	47,471,820	—	47,471,820
Total investments, at fair value:	5,089,644	438,120,425	79,175	443,289,244
Other Financial Investments:
Credit Default Swaps(a)	—	454,873	—	454,873
Total Assets	$ 5,089,644	$ 438,575,298	$ 79,175	$ 443,744,117
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(104,924)	—	(104,924)
Total Liabilities	$ 0	$ (104,924)	$ —	$ (104,924)
(a)	Forward Foreign Currency Contracts and Credit Default Swaps are reported at the security's unrealized appreciation (depreciation), which represents the change in the contract's value from trade date.

Annual Report - December 31, 2023

Empower Multi-Sector Bond Fund
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 117,187,163	$ —	$ 117,187,163
Bank Loans	—	65,077,044	—	65,077,044
Corporate Bonds and Notes	—	440,689,780	11,275	440,701,055
Convertible Bonds	—	9,644,428	—	9,644,428
Foreign Government Bonds and Notes	—	39,380,309	—	39,380,309
Mortgage-Backed Securities	—	88,359,999	—	88,359,999
Municipal Bonds and Notes	—	3,860,638	—	3,860,638
U.S. Treasury Bonds and Notes	—	33,312,860	—	33,312,860
Common Stock
Communications	310,840	—	—	310,840
Consumer, Cyclical	—	113,750	—	113,750
Consumer, Non-cyclical	580,231	—	—	580,231
Energy	1,132,198	—	—	1,132,198
	2,023,269	113,750	—	2,137,019
Convertible Preferred Stock
Energy	590,540	—	—	590,540
Financial	1,089,868	588,408	—	1,678,276
Technology	—	268,284	—	268,284
	1,680,408	856,692	—	2,537,100
Short Term Investments	—	143,273,578	—	143,273,578
Total investments, at fair value:	3,703,677	941,756,241	11,275	945,471,193
Other Financial Investments:
Futures Contracts(a)	8,954,696	—	—	8,954,696
Total Assets	$ 12,658,373	$ 941,756,241	$ 11,275	$ 954,425,889
Liabilities
Other Financial Investments:
Futures Contracts(a)	$ (3,287,260)	$ —	$ —	$ (3,287,260)
Total Liabilities	$ (3,287,260)	$ 0	$ —	$ (3,287,260)
(a)	Futures Contracts are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
Restricted Securities
A Fund may invest in restricted securities. A restricted security may have contractual restrictions on resale and is valued under methods approved by the Board of Directors reflecting fair value.  Restricted securities are marked with an applicable footnote on the Schedule of Investments and are reported in a table following the Schedule of Investments. As of December 31, 2023, the Empower Bond Index Fund and Empower Short Duration Bond Fund invested in restricted securities.
Repurchase Agreements
A Fund may engage in repurchase agreement transactions with institutions that the Funds’ investment adviser has determined are creditworthy. A Fund that engages in repurchase agreement transactions will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Funds' custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2023

To Be Announced Transactions
A Fund may invest in securities known as To Be Announced (TBA) securities. TBAs are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage-backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBAs are included in Investments in securities, fair value on the Statement of Assets and Liabilities. As of December 31, 2023, the Empower Global Bond Fund, Empower Inflation-Protected Securities Fund and Empower U.S. Government Securities Fund invested in TBA securities.
Dollar Rolls
A Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase TBA mortgage-backed securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Funds is required to purchase may decline below the agreed upon repurchase price of those securities. As of December 31, 2023, the Empower Global Bond Fund, Empower Inflation-Protected Securities Fund and Empower U.S. Government Securities Fund engaged in mortgage dollar roll transactions.
Foreign Currency Translations and Transactions
The accounting records of each Fund is maintained in U.S. dollars.  Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate.  Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
A Funds does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by a Fund and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.  These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations. As of December 31, 2023, the Empower Core Bond Fund, Empower Global Bond Fund, Empower High Yield Bond Fund and Empower Multi-Sector Bond Fund engaged in foreign currency transactions.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date).  Realized gains and losses from investments sold are determined on a specific lot selection.  Dividend income, if applicable, is accrued as of the ex-dividend date and interest income, if applicable, including amortization of discounts and premiums, is recorded daily.
Treasury Inflation-Protected Securities
For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may have a significant impact on a Fund's distributions. As of December 31, 2023, the Empower Inflation-Protected Securities Fund invested in TIPS.

Annual Report - December 31, 2023

Federal Income Taxes and Distributions to Shareholders
Each Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.  Therefore, no provision of federal income or excise tax is required.  Each Fund files income tax returns in U.S. federal and applicable state jurisdictions.  The statute of limitations on each Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.  State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of a Fund, if any, are declared and paid semi-annually.  Capital gain distributions of a Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of a Fund at net asset value and are declared separately for each class.  Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2023 and 2022 were as follows:
Empower Bond Index Fund
	2023	2022
Ordinary income	$82,612,797	$36,482,815
Long-term capital gain	-	2,394,863
Return of capital	2,128,020	-
	$84,740,817	$38,877,678
Empower Core Bond Fund
	2023	2022
Ordinary income	$26,730,698	$9,628,312
	$26,730,698	$9,628,312
Empower Global Bond Fund
	2023	2022
Ordinary income	$2,186,367	$1,581,668
Long-term capital gain	-	2,050,171
Return of capital	1,863,389	2,113,496
	$4,049,756	$5,745,335
Empower High Yield Bond Fund
	2023	2022
Ordinary income	$20,086,927	$16,481,453
	$20,086,927	$16,481,453
Empower Inflation-Protected Securities Fund
	2023	2022
Ordinary income	$19,097,666	$22,796,666
Long-term capital gain	-	10,061,327
	$19,097,666	$32,857,993
Empower Multi-Sector Bond Fund
	2023	2022
Ordinary income	$38,278,409	$23,786,991
Long-term capital gain	-	1,042,278
	$38,278,409	$24,829,269

Annual Report - December 31, 2023

Empower Short Duration Bond Fund
	2023	2022
Ordinary income	$10,878,124	$6,767,476
Return of capital	26,401	-
	$10,904,525	$6,767,476
Empower U.S. Government Securities Fund
	2023	2022
Ordinary income	$21,999,058	$12,169,525
Return of capital	-	45,244
	$21,999,058	$12,214,769
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, real estate investment trust securities, foreign currency reclassifications, foreign currency adjustments, straddle transactions, real estate investment trust securities and adjustments for real estate investment trusts.
The tax components of capital shown in the following tables represent distribution requirements each Fund must satisfy under the income tax regulations, losses each Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes.  At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Empower Bond Index Fund
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	(68,386,816)
Post-October losses	—
Net unrealized depreciation	(226,261,303)
Tax composition of capital	$(294,648,119)
Empower Core Bond Fund
Undistributed net investment income	$1,032,377
Undistributed long-term capital gains	—
Capital loss carryforwards	(50,301,522)
Post-October losses	—
Net unrealized depreciation	(32,574,974)
Tax composition of capital	$(81,844,119)
Empower Global Bond Fund
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	(53,055,401)
Post-October losses	—
Net unrealized depreciation	(13,023,810)
Tax composition of capital	$(66,079,211)

Annual Report - December 31, 2023

Empower High Yield Bond Fund
Undistributed net investment income	$244,448
Undistributed long-term capital gains	—
Capital loss carryforwards	(52,744,193)
Post-October losses	—
Net unrealized appreciation	730,294
Tax composition of capital	$(51,769,451)
Empower Inflation-Protected Securities Fund
Undistributed net investment income	$258,138
Undistributed long-term capital gains	—
Capital loss carryforwards	(37,870,234)
Post-October losses	—
Net unrealized depreciation	(6,866,114)
Tax composition of capital	$(44,478,210)
Empower Multi-Sector Bond Fund
Undistributed net investment income	$811,443
Undistributed long-term capital gains	—
Capital loss carryforwards	(43,613,975)
Post-October losses	—
Net unrealized depreciation	(21,024,170)
Tax composition of capital	$(63,826,702)
Empower Short Duration Bond Fund
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	(9,790,801)
Post-October losses	—
Net unrealized depreciation	(5,630,846)
Tax composition of capital	$(15,421,647)
Empower U.S. Government Securities Fund
Undistributed net investment income	$645,812
Undistributed long-term capital gains	—
Capital loss carryforwards	(67,148,652)
Post-October losses	—
Net unrealized depreciation	(24,040,945)
Tax composition of capital	$(90,543,785)

Annual Report - December 31, 2023

At December 31, 2023, each Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2023, no fund utilized any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the capital loss carryforwards as of December 31, 2023, were as follows:
No Expiration
Empower Bond Index Fund	$(68,386,816)
Empower Core Bond Fund	$(50,301,522)
Empower Global Bond Fund	$(53,055,401)
Empower High Yield Bond Fund	$(52,744,193)
Empower Inflation-Protected Securities Fund	$(37,870,234)
Empower Multi-Sector Bond Fund	$(43,613,975)
Empower Short Duration Bond Fund	$(9,790,801)
Empower U.S. Government Securities Fund	$(67,148,652)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2023 were as follows:
	Federal Tax Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Empower Bond Index Fund	$3,898,943,054	$41,117,775	$(267,379,078)	$(226,261,303)
Empower Core Bond Fund	600,034,466	6,777,341	(39,352,315)	(32,574,974)
Empower Global Bond Fund	571,542,540	18,155,520	(31,179,330)	(13,023,810)
Empower High Yield Bond Fund	442,908,899	15,064,942	(14,334,648)	730,294
Empower Inflation-Protected Securities Fund	440,787,000	5,815,130	(12,681,244)	(6,866,114)
Empower Multi-Sector Bond Fund	972,162,799	22,629,031	(43,653,201)	(21,024,170)
Empower Short Duration Bond Fund	418,451,950	3,650,678	(9,281,524)	(5,630,846)
Empower U.S. Government Securities Fund	679,127,822	6,280,873	(30,321,818)	(24,040,945)
2.  DERIVATIVE FINANCIAL INSTRUMENTS
Each Fund's investment objective allows it to enter into various types of derivative contracts as outlined in the Fund's prospectus.
In pursuit of its investment objective, each Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause a Fund to lose money on investments denominated in foreign currencies.
Inflation Risk - The risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm a Fund’s performance.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Annual Report - December 31, 2023

A Fund may be exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that a Fund may be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to a Fund, if applicable. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
A Fund may be subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. A Fund will attempt to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, if any, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by a Fund of any net liability owed to that counterparty under the ISDA agreement.
For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged on and cash received on, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of a Fund. Any additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to a Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent a Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. As of December 31, 2023, cash collateral was pledged to cover obligations of the Empower Global Bond Fund.

Annual Report - December 31, 2023

Options and Swaptions
A Fund may buy and sell put and call options, or write put and call options in order to increase, decrease, or change the level or types of exposure to market risk factors. When an option is purchased, a Fund is entitled to buy and sell a specified number of shares or units of a particular security, currency, or index at a specified price at a specified date or within a specified period of time. When an option is written, a Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price. Options can be an OTC transaction or may be executed on a registered exchange and cleared through a clearing-house associated with the exchange. The use of options may involve risks such as a Fund paying a premium without the option being exercised, or that the clearinghouse will fail to perform its obligations. The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. When writing options, a Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that a Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.
Purchased options, if any, are reported in the Schedule of Investments. Written options, if any, are disclosed in a table following the Schedule of Investments. Upon purchasing a put or call option for a premium, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes an option, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. When options expire, are exercised or closed, the realized gain or loss is included on the Statement of Operations.
Purchased and written swaptions, if any, are disclosed in a table following the Schedule of Investments. Upon purchasing a put or call swaption for a premium, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. When swaptions expire, are exercised or closed, the realized gain or loss is included on the Statement of Operations.
As of December 31, 2023, there were no purchased or written swaptions held.
Futures Contracts
A Fund may use futures contracts in order to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure.  A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.  The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments.  Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit).  Receipts or payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities.  When a Fund enter into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations.
Forward Foreign Currency Contracts
A Fund may enter into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure.  A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

Annual Report - December 31, 2023

Forward contracts are reported in a table following the Schedule of Investments.  The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation.  Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations.
Credit Default Swaps
A Fund may enter into credit default swap contracts in order to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the OTC market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).
Credit default swaps, if any, are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by a Fund. Subsequent payments, known as variation margin, are made or received by a Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are disclosed as upfront premiums paid/received in a table following the Schedule of Investments. A Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly.
Interest Rate Swaps
A Fund may enter into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the Secured Overnight Financing Rate (SOFR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the OTC market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by a Fund. Subsequent payments, known as variation margin, are made or received by a Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
A Fund may enter into interest rate swaps in which it either pays or receives a fixed interest rate and pays or receives a floating interest rate.  Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that a Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

Annual Report - December 31, 2023

Inflation Swaps
A Fund may enter into inflation swap contracts in order to gain exposure to inflation (inflation risk). An inflation swap is a contract in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. These agreements may be privately negotiated in the OTC market (OTC inflation swaps) or may be executed on a registered exchange (centrally cleared inflation swaps). Inflation swaps are reported in a table following the Schedule of Investments.
Total Return Swap
A Fund may enter into total return swaps in order to gain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market with another security or market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return of an underlying instrument, or basket of underlying instruments, in exchange for interest payments.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. A Fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between a Fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.
The following tables represent the average month-end volume of each Fund’s derivative transactions, if any, during the reporting period:
Empower Core Bond Fund
Futures Contracts:
Average long contracts	379
Average short contracts	416
Average notional long	$61,157,587
Average notional short	$51,550,198
Forward Currency Exchange Contracts:
Average notional amount	$2,954,840
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,257,140,442
Centrally Cleared Inflation Swaps:
Average notional amount	$56,154
Centrally Cleared Credit Default Swaps:
Average notional amount	$9,324,644
Empower Global Bond Fund
Futures Contracts:

Annual Report - December 31, 2023

Empower Global Bond Fund
Average long contracts	654
Average short contracts	830
Average notional long	$122,574,388
Average notional short	$5,137,562,652
Forward Currency Exchange Contracts:
Average notional amount	$316,231,271
Purchased Options:
Average market value	$16,173,346
Purchased Swaptions:
Average market value	$25,426,923
Written Options:
Average market value	$(30,079,500)
Written Swaptions:
Average market value	$(74,650,000)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$7,834,777,990
OTC Interest Rate Swaps:
Average notional amount	$7,922,280
Centrally Cleared Inflation Swaps:
Average notional amount	$7,314,906
Centrally Cleared Credit Default Swaps:
Average notional amount	$110,125,692
OTC Credit Default Swaps:
Average notional amount	$101,538
OTC Total Return Swaps:
Average notional amount	$(106,537)
Empower High Yield Bond Fund
Forward Currency Exchange Contracts:
Average notional amount	$5,166,289
Centrally Cleared Credit Default Swaps:
Average notional amount	$6,530,005
Empower Inflation-Protected Securities Fund
Futures Contracts:
Average long contracts	762
Average short contracts	346
Average notional long	$122,930,828
Average notional short	$41,201,820
Centrally Cleared Interest Rate Swaps:
Average notional amount	$117,316,923
Centrally Cleared Inflation Swaps:
Average notional amount	$172,339,511
Centrally Cleared Credit Default Swaps:
Average notional amount	$2,585,385
Empower Multi-Sector Bond Fund
Futures Contracts:
Average long contracts	1,214
Average short contracts	375

Annual Report - December 31, 2023

Empower Multi-Sector Bond Fund
Average notional long	$155,323,459
Average notional short	$43,794,941
Empower Short Duration Bond Fund
Futures Contracts:
Average long contracts	189
Average notional long	$29,580,624
Empower U.S. Government Securities Fund
Futures Contracts:
Average long contracts	315
Average notional long	$35,852,454
Average notional short	$8,809
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2023 is as follows:
Empower Core Bond Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)	Net unrealized appreciation on credit default swaps	$ 4,139(a)
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$1,068,745 (a)	Net unrealized depreciation on interest rate swaps	$(795,790)(a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$1,151,886 (a)	Net unrealized depreciation on futures contracts	$(1,904,694) (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 57,528	Unrealized depreciation on forward foreign currency contracts	$ (62,865)
(a)Includes cumulative appreciation of interest rate contracts, credit contracts, and futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Annual Report - December 31, 2023

Empower Global Bond Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)	Net unrealized appreciation on credit default swaps	$ 29,383(a)	Net unrealized depreciation on credit default swaps	$(827,904)(a)
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$2,341,898 (a)	Net unrealized depreciation on interest rate swaps	$(800,088)(a)
Inflation contracts (swaps)	Net unrealized appreciation on inflation swaps	$ 538,206(a)	Net unrealized depreciation on inflation swaps	$(264,469)(a)
Total return contracts (swaps)	Net unrealized appreciation on total return swaps	$ 273,871(a)	Net unrealized depreciation on total return swaps	$(233,710)(a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$1,687,453 (a)	Net unrealized depreciation on futures contracts	$(5,113,586) (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 6,480,093	Unrealized depreciation on forward foreign currency contracts	$(6,560,772)
Foreign exchange contracts (purchased options)	Net unrealized appreciation on purchased options	$ 2,014	Net unrealized depreciation on purchased options	$(13,789)
Foreign exchange contracts (written options)			Written options, at fair value	$ (87,612)
(a) Includes cumulative appreciation (depreciation) of credit contracts, interest rate contracts, and total return contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Empower High Yield Bond Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)	Net unrealized appreciation on credit default swaps	$454,873 (a)
Foreign exchange contracts (forwards)			Unrealized depreciation on forward foreign currency contracts	$(104,924)
(a) Includes cumulative appreciation of credit default swaps as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Empower Inflation-Protected Securities Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$ 1,096,325	Net unrealized depreciation on interest rate swaps	$(810,080)(a)
Inflation contracts (swaps)	Net unrealized appreciation on inflation swaps	$4,325,607 (a)	Net unrealized depreciation on inflation swaps	$(902,769)(a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$1,783,419 (a)	Net unrealized depreciation on futures contracts	$(1,901,086) (a)
(a) Includes cumulative appreciation (depreciation) of interest rate contracts, futures contracts and inflation contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Empower Multi-Sector Bond Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$8,954,695 (a)	Net unrealized depreciation on futures contracts	$(3,287,260) (a)
(a) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Annual Report - December 31, 2023

Empower Short Duration Bond Fund
Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$546,648 (a)
(a)	Includes cumulative appreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Empower U.S. Government Securities Fund
Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$1,834,003 (a)
(a)	Includes cumulative appreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2023 is as follows:
Empower Core Bond Fund
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Credit contracts (swaps)	Net realized loss on credit default swaps	$ (104,311)	Net change in unrealized appreciation on credit default swaps	$28,263
Interest rate contracts (swaps)	Net realized loss on interest rate swaps	$ (187,014)	Net change in unrealized depreciation on interest rate swaps	$205,900
Interest rate contracts (futures contracts)	Net realized gain on futures contracts	$3,880,679	Net change in unrealized depreciation on futures contracts	$(1,306,654)
Foreign exchange contracts (forwards)			Net change in unrealized depreciation on forward foreign currency contracts	$ (5,337)

Annual Report - December 31, 2023

Empower Global Bond Fund
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Credit contracts (swaps)	Net realized loss on credit default swaps	$(1,949,742)	Net change in unrealized depreciation on credit default swaps	$(739,580)
Interest rate contracts (swaps)	Net realized gain on interest rate swaps	$ 1,575,127	Net change in unrealized depreciation on interest rate swaps	$1,658,198
Inflation contracts (swaps)	Net realized gain on inflation swaps	$ 622,498	Net change in unrealized depreciation on inflation swaps	$(102,977)
Total Return contracts (swaps)	Net realized loss on total return swaps	$ (111,596)	Net changed in unrealized appreciation on total return swaps	$40,161
Interest rate contracts (futures contracts)	Net realized gain on futures contracts	$ 2,190,618	Net change in unrealized depreciation on futures contracts	$(7,336,042)
Foreign exchange contracts (forwards)	Net realized loss on forward foreign currency contracts	$(4,862,759)	Net change in unrealized appreciation on forward foreign currency contracts	$1,317,805
Foreign exchange contracts (purchased options)	Net realized loss on purchased options	$ (158,114)	Net change in unrealized depreciation on purchased options	$(8,479)
Interest rate contracts (written options)	Net realized gain on written options	$ 46,348
Foreign exchange contracts (written options)	Net realized gain on written options	$ 78,388	Net change in unrealized depreciation on written options	$(63,565)
Credit contracts (written swaptions)	Net realized gain on written swaptions	$ 650,874	Net change in unrealized depreciation on written swaptions	$(386,916)
Credit contracts (purchased swaptions)	Net realized gain on purchased swaptions	$ 187,877	Net change in unrealized depreciation on purchased swaptions	$ 115,059
Empower High Yield Bond Fund
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Credit contracts (swaps)	Net realized gain on credit default swaps	$219,247	Net change in unrealized appreciation on credit default swaps	$454,873
Foreign exchange contracts (forwards)			Net change in unrealized depreciation on forward foreign currency contracts	$ (75,781)

Annual Report - December 31, 2023

Empower Inflation-Protected Securities Fund
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Credit contracts (swaps)	Net realized loss on credit default swaps	$ (84,571)	Net change in unrealized appreciation on credit default swaps	$35,170
Interest rate contracts (swaps)	Net realized loss on interest rate swaps	$(1,031,213)	Net change in unrealized appreciation on interest rate swaps	$220,990
Inflation contracts (swaps)	Net realized gain on inflation swaps	$ 2,679,283	Net change in unrealized depreciation on inflation swaps	$(2,843,593)
Equity contracts (futures contracts)	Net realized loss on futures contracts	$ (172,545)	Net change in unrealized depreciation on futures contracts	$ (578,949)
Empower Multi-Sector Bond Fund
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest rate contracts (futures contracts)	Net realized loss on futures contracts	$(8,984,162)	Net change in unrealized appreciation on futures contracts	$6,408,547
Empower Short Duration Bond Fund
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest rate contracts (futures contracts)	Net realized loss on futures contracts	$(982,965)	Net change in unrealized appreciation on futures contracts	$546,648
Empower U.S. Government Securities Fund
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest rate contracts (futures contracts)	Net realized loss on futures contracts	$(2,937,530)	Net change in unrealized appreciation on futures contracts	$1,834,003
Concentration Risk
A Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country.  Such concentrations may subject a Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.  Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - December 31, 2023

3.  OFFSETTING ASSETS AND LIABILITIES
A Fund may enter into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following tables summarizes a Fun's' financial instruments that, if applicable, were subject to an enforceable master netting arrangement as of December 31, 2023.
Empower Core Bond Fund
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$ 57,528	$(31,112)	$—	$—	$ 26,416
Derivative Liabilities (forward contracts)	$(62,865)	$ 31,112	$—	$—	$(31,753)

Empower Global Bond Fund
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Pledged (Received)(b)	Net Amount
Derivative Assets (Forward Contracts)	$ 6,480,092	$(4,266,491)	$—	$—	$ 2,213,601
Derivative Assets (Credit Default Swaps)	$ 23,713	$ —	$—	$—	$ 23,713
Derivative Assets (Total Return Swaps)	$ 273,871	$ —	$—	$—	$ 273,871
Derivative Assets (Interest Rate Swaps)	$ 106,104	$ (106,104)	$—	$—	$ —
Derivative Assets (Purchased Options)	$ 27,631	$ —	$—	$—	$ 27,631
Derivative Liabilities (Forward Contracts)	$(6,560,771)	$ 4,266,491	$—	$—	$(2,294,280)
Derivative Liabilities (Total Return Swaps)	$ (233,710)	$ —	$—	$—	$ (233,710)
Derivative Liabilities (Written Options)	$ (27,340)	$ —	$—	$—	$ (27,340)

Empower High Yield Bond Fund
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Liabilities (forward contracts)	$(104,924)	$—	$—	$—	$(104,924)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.
(b) Reported collateral within this table is limited to the net outstanding amount due from an individual counterparty. The collateral pledged (received) by the Fund may exceed these reported amounts.

Annual Report - December 31, 2023

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Empower Funds entered into an investment advisory agreement with ECM, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (Empower of America) as of December 31, 2023. As compensation for its services to Empower Funds, the Adviser receives the below monthly compensation at the described annual rate of each Fund’s average daily net assets. Certain administration and accounting services fees for each Fund are included in the investment advisory agreement.
Fund Name	Annual Advisory Rate
Empower Bond Index Fund(a)	0.13% up to $3 billion dollars
0.09% over $3 billion dollars
Empower Core Bond Fund	0.32%
Empower Global Bond Fund	0.57% up to $1 billion dollars
0.52% over $1 billion dollars
0.47% over $2 billion dollars
Empower High Yield Bond Fund(b)	0.60% up to $1 billion dollars
0.55% over $1 billion dollars
0.50% over $2 billion dollars
Empower Inflation-Protected Securities Fund	0.33% up to $1 billion dollars
0.28% over $1 billion dollars
0.23% over $2 billion dollars
Empower Multi-Sector Bond Fund	0.52% up to $1 billion dollars
0.47% over $1 billion dollars
0.42% over $2 billion dollars
Empower Short Duration Bond Fund	0.23%
Empower U.S. Government Securities Fund	0.23%

(a) As of October 10th, 2023, the Empower Bond Index Fund added a breakpoint to the annual advisory rate at $3 billion dollars.
(b) Prior to April 28th, 2023, the Empower High Yield Bond Fund annual advisory rate was 0.70% up to $1 billion dollars, 0.65% over $1 billion dollars and 0.60% over $2 billion dollars.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed the annual rate, shown in the table below, of each Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by each Fund, excluding shareholder service fees, distribution fees (if applicable) and certain extraordinary expenses (the “Expense Limit”).  The agreement's current term ends on April 30, 2024 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.

Annual Report - December 31, 2023

Fund Name	Expense Limit Annual Rate
Empower Bond Index Fund	0.15%
Empower Core Bond Fund	0.35%
Empower Global Bond Fund	0.65%
Empower High Yield Bond Fund(a)	0.63%
Empower Inflation-Protected Securities Fund	0.35%
Empower Multi-Sector Bond Fund	0.55%
Empower Short Duration Bond Fund	0.25%
Empower U.S. Government Securities Fund	0.25%

(a) Prior to April 28, 2023, the Empower High Yield Bond Fund expense limit annual rate was 0.73%.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by each Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of each Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2023, the amounts subject to recoupment were as follows:
Empower Bond Index Fund
Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026	Recoupment of Past Reimbursed Fees by the Adviser
$49,911	$85,260	$0	$0
Empower Core Bond Fund
Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026	Recoupment of Past Reimbursed Fees by the Adviser
$160,576	$286,764	$306,834	$0
Empower Global Bond Fund
Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026	Recoupment of Past Reimbursed Fees by the Adviser
$23,309	$44,245	$118,808	$0
Empower High Yield Bond Fund
Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026	Recoupment of Past Reimbursed Fees by the Adviser
$156,428	$227,011	$184,048	$0
Empower Inflation-Protected Securities Fund
Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026	Recoupment of Past Reimbursed Fees by the Adviser
$103,562	$199,067	$192,962	$0

Annual Report - December 31, 2023

Empower Multi-Sector Bond Fund
Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026	Recoupment of Past Reimbursed Fees by the Adviser
$151,895	$383,937	$376,837	$0
Empower Short Duration Bond Fund
Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026	Recoupment of Past Reimbursed Fees by the Adviser
$64,608	$130,390	$124,724	$0
Empower U.S. Government Securities Fund
Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026	Recoupment of Past Reimbursed Fees by the Adviser
$102,379	$153,752	$162,765	$0
The Adviser and Empower Funds have entered into sub-advisory agreements with, and are responsible for compensating each sub-adviser below for its services:
Empower Core Bond Fund - Goldman Sachs Asset Management, L.P. and Wellington Management Company LLP.
Empower Global Bond Fund - Insight North America LLC and RBC Global Asset Management (UK) Limited.
Empower High Yield Bond Fund - Putnam Investment Management, LLC (Putnam), an affiliate of the Adviser and Empower of America. The Adviser is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value.
Empower Inflation-Protected Securities Fund - Goldman Sachs Asset Management, L.P.
Empower Multi-Sector Bond Fund - Loomis, Sayles & Company, L.P. and Virtus Fixed Income Advisers, LLC.
The Adviser is responsible for compensating the Sub-Adviser for its services.
Empower Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of ECM and subsidiary of Empower of America. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of each Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
Empower Financial Services, Inc. (the Distributor), is a wholly-owned subsidiary of Empower of America and the principal underwriter to distribute and market each Fund.
Certain officers of Empower Funds are also directors and/or officers of Empower of America or its subsidiaries. No officer or interested director of Empower Funds receives any compensation directly from Empower Funds.  The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,223,500 for the fiscal year ended December 31, 2023.

Annual Report - December 31, 2023

5.  PURCHASES & SALES OF INVESTMENTS
For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments, excluding all U.S. Government securities and short-term securities, were as follows:
	Purchases	Sales
Empower Bond Index Fund	$457,912,850	$183,649,793
Empower Core Bond Fund	98,100,201	81,673,268
Empower Global Bond Fund	307,485,209	271,863,461
Empower High Yield Bond Fund	259,251,183	373,297,744
Empower Inflation-Protected Securities Fund	62,625,210	75,820,242
Empower Multi-Sector Bond Fund	516,344,073	274,036,127
Empower Short Duration Bond Fund	172,164,007	167,404,669
Empower U.S. Government Securities Fund	12,011,950	10,222,320
For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were as follows:
	Purchases	Sales
Empower Bond Index Fund	$1,352,157,550	$713,974,410
Empower Core Bond Fund	2,063,345,214	2,076,247,868
Empower Global Bond Fund	477,446,660	444,745,559
Empower High Yield Bond Fund	-	-
Empower Inflation-Protected Securities Fund	441,425,237	381,813,014
Empower Multi-Sector Bond Fund	98,276,090	130,844,135
Empower Short Duration Bond Fund	90,947,590	35,407,834
Empower U.S. Government Securities Fund	346,911,591	281,762,219

6.  SECURITIES LOANED
Each Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement each Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of each Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of each Fund and necessary collateral adjustments are made between such Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. Each Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. Each Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Annual Report - December 31, 2023

Collateral was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral. As of December 31, 2023, each Fund's securities on loan value and collateral received, as reported on the Statement of Assets and Liabilities, were as follows:
	Market Value	Collateral Received
Empower Bond Index Fund	$89,309,944	$92,344,901
Empower Core Bond Fund	10,574,502	10,899,333
Empower Global Bond Fund	12,743,324	13,544,175
Empower High Yield Bond Fund	45,601,253	47,471,820
Empower Inflation-Protected Securities Fund	1,763,990	1,823,640
Empower Multi-Sector Bond Fund	64,218,362	66,267,764
Empower Short Duration Bond Fund	7,584,716	7,880,720
Empower U.S. Government Securities Fund	-	-

Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed.  The following tables summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2023.  Additional information regarding each Fund's securities on loan is included in the Schedule of Investments.
Empower Bond Index Fund	Total (a)
Corporate Bonds and Notes	$46,356,819
Foreign Government Bonds and Notes	6,665,588
U.S. Government Agency Bonds and Notes	11,063,313
U.S. Treasury Bonds and Notes	28,259,181
Total secured borrowings	$92,344,901
Empower Core Bond Fund	Total (a)
Corporate Bonds and Notes	$5,670,127
Foreign Government Bonds and Notes	497,625
U.S. Government Agency Bonds and Notes	2,592,375
U.S. Treasury Bonds and Notes	2,139,206
Total secured borrowings	$10,899,333
Empower Global Bond Fund	Total (a)
Corporate Bonds and Notes	$1,820,130
Foreign Government Bonds and Notes	11,167,795
U.S. Treasury Bonds and Notes	556,250
Total secured borrowings	$13,544,175
Empower High Yield Bond Fund	Total (a)
Corporate Bonds and Notes	$43,492,986
Convertible Bonds	2,820,095
Convertible Preferred Stock	1,158,739
Total secured borrowings	$47,471,820
Empower Inflation-Protected Securities Fund	Total (a)
Corporate Bonds and Notes	$1,823,640
Total secured borrowings	$1,823,640

Annual Report - December 31, 2023

Empower Multi-Sector Bond Fund	Total (a)
Corporate Bonds and Notes	$37,409,884
Convertible Bonds	2,588,600
U.S. Treasury Bonds and Notes	26,266,131
Common Stocks	3,149
Total secured borrowings	$66,267,764
Empower Short Duration Bond Fund	Total (a)
Corporate Bonds and Notes	$7,880,720
Total secured borrowings	$7,880,720
(a)	The remaining contractual maturity of the secured borrowing related to each class of collateral is overnight and continuous.
7.  INDEMNIFICATIONS
The Funds' organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds.  In the normal course of business, a Fund may also enter into contracts that provide general indemnifications.  A Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENTS
Effective January 1, 2024, Putnam is no longer an affiliate of ECM or Empower of America.
Effective January 4, 2024, ECM and Empower became wholly-owned subsidiaries of Empower Services Holdings US, LLC, which is a wholly-owned subsidiary of Empower of America.
Effective January 12, 2024, the Federal Income Taxes and Distributions to Shareholders section was amended and distributions to shareholders from net investment income of each Fund, if any, are declared and paid annually.
Effective February 26, 2024, ECM has agreed to a 0.01% reduction in the Expense Limit for the Empower Short Duration Bond Fund and Empower U.S. Government Securities Fund through April 30, 2026.
Effective February 26, 2024, the Board of Directors of Empower Funds, Inc., approved the appointment of the following sub-advisers:
Empower Bond Index Fund - Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Advisory Services, LLC ("FAS LLC") as the sub-advisers of the Fund
Empower Short Duration Bond Fund - Putnam Investment Management, LLC ("Putnam") as the sub-adviser of the Fund.
Empower U.S. Government Securities Fund - Western Asset Mangement Company, LLC ("WAMCO") as the sub-adviser of the Fund.
Management has reviewed all events subsequent to December 31, 2023, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred other than what is disclosed above.

Annual Report - December 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Empower Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Empower Bond Index Fund, Empower Core Bond Fund, Empower Global Bond Fund, Empower High Yield Bond Fund, Empower Inflation-Protected Securities Fund, Empower Multi-Sector Bond Fund, Empower Short Duration Bond Fund, and Empower U.S. Government Securities Fund (the “Funds”), eight of the funds comprising Empower Funds, Inc., as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the  Funds as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2024
We have served as the auditor of one or more Empower investment companies since 1982.

TAX INFORMATION (unaudited)
Each Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to the following:
	Foreign Tax Credits	Gross Income from Foreign Countries
Empower Bond Index Fund	$0	$0
Empower Core Bond Fund	0	0
Empower Global Bond Fund	0	0
Empower High Yield Bond Fund	0	0
Empower Inflation-Protected Securities Fund	0	0
Empower Multi-Sector Bond Fund	0	0
Empower Short Duration Bond Fund	0	0
Empower U.S. Government Securities Fund	0	0
Dividends paid by each Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2023, the following are the percentages that qualify for the dividend received deduction available to each Fund's corporate shareholders.
Percent of Ordinary Income Distributions Qualifying for Dividends Received
Empower Bond Index Fund	1%
Empower Core Bond Fund	0%
Empower Global Bond Fund	0%
Empower High Yield Bond Fund	4%
Empower Inflation-Protected Securities Fund	0%
Empower Multi-Sector Bond Fund	1%
Empower Short Duration Bond Fund	0%
Empower U.S. Government Securities Fund	0%

Empower Bond Index Fund
Investment Sub-Advisory Contract Approval
The Board of Directors (the “Board”) of Empower Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on October 5–6, 2023 (the “Meeting”), unanimously approved the investment sub-advisory agreement between the Company, Empower Capital Management, LLC (“ECM”), Franklin Advisers, Inc. and Franklin Advisory Services, LLC (collectively, “Franklin Templeton” or the “Sub-Adviser”) with respect to the Fund (the “Agreement”).
Pursuant to the Agreement, the Sub-Adviser, subject to general supervision and oversight by ECM and the Board, will be responsible for the day-to-day management of the investment and reinvestment of the assets of the Fund’s portfolio, which includes making decisions to buy, sell or hold any particular security.
In approving the Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreement.  In its deliberations, the Board did not identify any single factor as being determinative.  Rather, the Board’s approval was based on each Director’s business judgment after a comprehensive consideration of the information as a whole.  Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.  The Independent Directors were assisted in their deliberations by independent legal counsel.
The Board considered that ECM’s indirect parent corporation, Great-West Lifeco Inc. (“Lifeco”), entered into an agreement with Franklin Resources, Inc. (“Franklin”), the ultimate parent corporation of the Sub-Adviser, which includes, among other things, potential future cash payments to Lifeco from Franklin based on the amount of Lifeco-affiliated assets (“qualifying assets”) to be managed by Franklin’s affiliated investment adviser entities including Franklin Templeton (the “Transaction”).  The Board further considered that the Fund’s assets to be managed by the Sub-Adviser will be considered qualifying assets for such calculation.  The Board also considered that, as a result of the Transaction, ECM has the opportunity to secure high quality sub-advisory services from a well-recognized firm such as the Sub-Adviser at below market rates, and this allows ECM the opportunity to convert the Company’s non-cash core funds to an all sub-advised model.  The Board noted ECM’s belief that a sub-advised model is in the best interests of the Fund and its shareholders because ECM can replace the Sub-Adviser based on performance or other concerns.  The Board also noted that, in conjunction with the proposal to engage the Sub-Adviser, ECM agreed to implement a breakpoint in its advisory fee which takes effect on Fund assets in excess of $3 billion.
Based upon its review of the Agreement and the information provided to it, the Board concluded that the Agreement was reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the Agreement are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Fund by the Sub-Adviser.  Among other things, the Board considered the Sub-Adviser’s personnel, experience, resources and track record in managing passive strategies similar to that which will be used for the Fund’s portfolio, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund.  The Board also reviewed the qualifications, education, experience and tenure of the portfolio managers to be responsible for the day-to-day management of the Fund.  In addition, the Board considered the Sub-Adviser’s reputation for management of its investment strategies, its investment-decision making process, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, as well as the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  As part of its assessment of the nature, extent and quality of services, the Board evaluated information regarding the Sub-Adviser’s regulatory and compliance environment and compliance policies and procedures.  The Board noted the Chief Compliance Officer’s assessment that the Sub-Adviser’s compliance program appears to be reasonably designed to comply with the requirements of Rule 38a 1 under the Investment Company Act of 1940, as amended.

The Board noted that the Sub-Adviser has not previously managed a passive investment strategy based on the benchmark index that the Fund seeks to track.  However, the Board considered the Sub-Adviser’s extensive experience managing passive investment strategies, as well as the fact that the Sub-Adviser manages an active exchange-traded fund that compares itself to the Fund’s benchmark index.  The Board also considered information provided by ECM concluding that it was satisfied with the nature, extent and quality of services to be provided by the Sub-Adviser, as well as the Board’s experience with another Franklin Templeton entity that provides sub-advisory services to another fund of the Company.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Sub-Adviser.
Costs and Profitability
The Board considered the costs of services to be provided by the Sub-Adviser.  With respect to the costs of services, the Board considered the structure and level of the sub-advisory fees payable by ECM to the Sub-Adviser.  In evaluating the sub-advisory fees payable to Franklin Templeton, the Board noted that the Sub-Adviser does not manage other accounts in the same investment style as the Fund and noted that, based on the information provided by the Sub-Adviser, the fee proposed to be charged to ECM for the Fund was lower than the fee schedule for the active exchange-traded fund managed by the Sub-Adviser that compares itself to the Fund’s benchmark index.
The Board also considered the overall financial soundness of the Sub-Adviser.  The Board reviewed the statement of financial condition of the Sub-Adviser.  The Board noted that Franklin Templeton did not provide an estimate of profits to be realized related to the Fund since it had not yet provided services to the Fund.
Economies of Scale
In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by ECM and whether those fees include breakpoints and the current level of Fund assets.  Based on the information provided, the Board concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale.
Other Factors
The Board considered ancillary benefits to be derived by the Sub-Adviser from its relationship with the Fund as part of the total mix of information evaluated by the Board.  The Board noted that the Sub-Adviser may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Adviser in return for allocating Fund brokerage to such brokers.  The Board also noted the Sub-Adviser’s statement that the Fund’s assets and performance may form part of the overall performance record of the Sub-Adviser’s composites it uses and, as a result, prospective advisory clients may consider Fund’s assets and performance in selecting the Sub-Adviser to manage a portion of their assets, as well as potential reputational benefits that may inure to the Sub-Adviser.  The Board concluded that the proposed sub-advisory fee was reasonable, taking into account any ancillary benefits to be derived by the Sub-Adviser.
Conclusion
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement are reasonable and that the approval of the Agreement is in the best interests of the Fund.

Approval of Amendment to Investment Advisory Agreement
The Board of the Company, including the Independent Directors, approved an amendment to the investment advisory agreement (the “Amendment”) with ECM for the Fund at the Meeting.  As part of its consideration, the Board reviewed materials received from ECM.  In connection with the review process, the Board considered that, at its meeting held on April 20, 2023 (the “April Meeting”) as part of a multi-faceted annual review process, the Board considered information regarding, among other things, the nature, extent and quality of services provided by ECM and the advisory fee rate and total expense ratio of the Fund, along with performance information for the Fund.  The Board also compared the advisory fee rate and expense ratio of the Fund to fees and expense ratios of a peer group of funds based on data compiled by Broadridge Financial Solutions, Inc., an independent provider of investment company data.  The Board noted that, pursuant to the Amendment, a breakpoint would be added to the advisory fee schedule which would take effect on Fund assets in excess of $3 billion (with Fund assets at June 30, 2023 at approximately $3.6 billion).  The Board further considered the Fund’s asset size and ECM’s representation that the change in fees would not diminish the quality or quantity of services ECM provides to the Fund.
Based on all of the information considered, in particular the information received and considered at the April Meeting, as supplemented at the Meeting, the Board determined that the terms of the Amendment are reasonable and that the approval of the Amendment is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Empower High Yield Bond Fund
Investment Sub-Advisory Contract Approval
The Board of Directors (the “Board”) of Empower Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on October 5–6, 2023 (the “Meeting”), unanimously approved the investment sub-advisory agreement between the Company, Empower Capital Management, LLC (“ECM”) and Putnam Investment Management, LLC (the “Sub-Adviser”) with respect to the Fund (the “Agreement”).
Pursuant to the Agreement, the Sub-Adviser, subject to general supervision and oversight by ECM and the Board, will be responsible for the day-to-day management of the investment and reinvestment of the assets of the Fund’s portfolio, which includes making decisions to buy, sell or hold any particular security.
In approving the Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreement.  In its deliberations, the Board did not identify any single factor as being determinative.  Rather, the Board’s approval was based on each Director’s business judgment after a comprehensive consideration of the information as a whole.  Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.  The Independent Directors were assisted in their deliberations by independent legal counsel.
The Board considered that the Sub-Adviser is a current sub-adviser of the Fund and that its parent corporation, Great-West Lifeco Inc., intends to sell the Sub-Adviser to Franklin Resources, Inc. on or about January 1, 2024 (the “Transaction”).  The Board further considered that the Sub-Adviser commenced management of the Fund’s portfolio in August 2009 and that the Board most recently approved the continuation of the investment sub-advisory agreement between the Company, ECM and the Sub-Adviser at its meeting held on April 20, 2023 (the “April Meeting”) as part of a multi-faceted annual review process.
Based upon its review of the Agreement and the information provided to it, the Board concluded that the Agreement was reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the Agreement are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Fund by the Sub-Adviser.  Among other things, the Board considered the Sub-Adviser’s personnel, experience, resources and performance track record in managing the Fund’s portfolio, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund.  The Board also reviewed the qualifications, education, experience and tenure of the portfolio managers to be responsible for the day-to-day management of the Fund.  In addition, the Board considered the Sub-Adviser’s reputation for management of its investment strategies, its investment-decision making process, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, as well as the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  As part of its assessment of the nature, extent and quality of services, the Board evaluated information regarding the Sub-Adviser’s regulatory and compliance environment and compliance policies and procedures.  The Board noted the Chief Compliance Officer’s assessment that the Sub-Adviser’s compliance program appears to be reasonably designed to comply with the requirements of Rule 38a‑1 under the Investment Company Act of 1940, as amended.
The Board also considered the Sub-Adviser’s representations that the Sub-Adviser personnel providing services to the Fund would remain the same after the Transaction, that the Transaction would not impact the nature or quality of services provided by the Sub-Adviser to the Fund and that the Transaction would not impact the resources, focus, culture or operations of the Sub-Adviser.
The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Sub-Adviser.

Investment Performance
The Board noted the performance information regarding the Fund it considered at the April Meeting and at subsequent meetings.  The Board considered information provided by ECM concluding that it was satisfied with the investment performance of the Sub-Adviser.
Costs and Profitability
The Board considered the costs of services to be provided by the Sub-Adviser.  With respect to the costs of services, the Board considered the structure and level of the sub-advisory fees payable by ECM to the Sub-Adviser.  In evaluating the sub-advisory fees payable to the Sub-Adviser, the Board noted the information it received at the April Meeting regarding the standard institutional fee schedule for its U.S. high yield strategy, as well as the fees for its own retail mutual fund managed in the same investment style as the Fund.  The Board noted explanations for any differences in fee schedules, such as applicable legal, governance and capital structures, historical pricing arrangements, account size, and the totality of the client relationship, anticipated flows and projected growth, as well as differences in risks assumed and services provided as between the Fund and other types of accounts.
The Board also considered the overall financial soundness of the Sub-Adviser.  The Board reviewed the statement of financial condition of the Sub-Adviser and the profits estimated to have been realized by the Sub-Adviser with respect to the Fund as provided at the April Meeting.  Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by the Sub-Adviser with respect to the Fund were not unreasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale
In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by ECM and whether those fees include breakpoints and the current level of Fund assets.  Based on the information provided, the Board concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale.
Other Factors
The Board considered ancillary benefits to be derived by the Sub-Adviser from its relationship with the Fund as part of the total mix of information evaluated by the Board.  The Board noted that the Sub-Adviser may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Adviser in return for allocating Fund brokerage to such brokers.  The Board also noted the Sub-Adviser’s previous statement considered at the April Meeting that the Fund’s performance record forms part of the overall performance record of the Fund and, as a result, prospective advisory clients may consider Fund performance records in selecting the Sub-Adviser to manage a portion of their assets, a benefit that the Sub-Adviser believes does not result in a material economic value.  The Board concluded that the proposed sub-advisory fee was reasonable, taking into account any ancillary benefits to be derived by the Sub-Adviser.
Conclusion
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement are reasonable and that the approval of the Agreement is in the best interests of the Fund.

Empower Short Duration Bond Fund
Investment Sub-Advisory Contract Approval
The Board of Directors (the “Board”) of Empower Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on October 5–6, 2023 (the “Meeting”), unanimously approved the investment sub-advisory agreement between the Company, Empower Capital Management, LLC (“ECM”) and Putnam Investment Management, LLC (“Putnam” or the “Sub-Adviser”) with respect to the Fund (the “Agreement”).
Pursuant to the Agreement, the Sub-Adviser, subject to general supervision and oversight by ECM and the Board, will be responsible for the day-to-day management of the investment and reinvestment of the assets of the Fund’s portfolio, which includes making decisions to buy, sell or hold any particular security.
In approving the Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreement.  In its deliberations, the Board did not identify any single factor as being determinative.  Rather, the Board’s approval was based on each Director’s business judgment after a comprehensive consideration of the information as a whole.  Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.  The Independent Directors were assisted in their deliberations by independent legal counsel.
The Board considered that Putnam’s parent corporation and ECM’s indirect parent corporation, Great-West Lifeco Inc. (“Lifeco”), entered into an agreement with Franklin Resources, Inc. (“Franklin”), pursuant to which Lifeco will sell Putnam to Franklin.  The agreement provides for, among other things, potential future cash payments to Lifeco from Franklin based on the amount of Lifeco-affiliated assets (“qualifying assets”) to be managed by Franklin’s affiliated investment adviser entities including Putnam (the “Transaction”).  The Board further considered that the Fund’s assets to be managed by the Sub-Adviser will be considered qualifying assets for such calculation.  The Board also considered that, as a result of the Transaction, ECM has the opportunity to secure high quality sub-advisory services from a well-recognized firm such as the Sub-Adviser at below market rates, and this allows ECM the opportunity to convert the Company’s non-cash core funds to an all sub-advised model.  The Board noted ECM’s belief that a sub-advised model is in the best interests of the Fund and its shareholders because ECM can replace the Sub-Adviser based on performance or other concerns.  The Board also noted that, in conjunction with the proposal to engage the Sub-Adviser, ECM agreed to reduce the Fund’s expense cap by one basis point through April 30, 2026.
Based upon its review of the Agreement and the information provided to it, the Board concluded that the Agreement was reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the Agreement are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Fund by the Sub-Adviser.  Among other things, the Board considered the Sub-Adviser’s personnel, experience, resources and track record in managing a strategy similar to the Fund’s portfolio, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund.  The Board also reviewed the qualifications, education, experience and tenure of the portfolio managers to be responsible for the day-to-day management of the Fund.  In addition, the Board considered the Sub-Adviser’s reputation for management of its investment strategies, its investment-decision making process, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, as well as the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  As part of its assessment of the nature, extent and quality of services, the Board evaluated information regarding the Sub-Adviser’s regulatory and compliance environment and compliance policies and procedures.  The Board noted the Chief Compliance Officer’s assessment that the Sub-Adviser’s compliance program appears to be reasonably designed to comply with the requirements of Rule 38a‑1 under the Investment Company Act of 1940, as amended.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Sub-Adviser.

Investment Performance
The Board considered the investment performance of Putnam as provided by ECM.  The Board reviewed performance information of an investment strategy managed by Putnam similar to the investment strategy to be employed for the Fund’s portfolio for the three-month, one-year, three-year and five-year periods ended June 30, 2023, as compared against the Fund’s benchmark index and the Morningstar U.S. short-term bond category.  The Board noted that the Sub-Adviser outperformed the Fund’s benchmark index and the Morningstar U.S. short-term bond category for all periods reviewed.  However, the Board also noted that the Sub-Adviser underperformed the Fund for the same periods which ECM attributed to Putnam’s slightly more diversified approach with less concentration in corporate bonds and which ECM believes will benefit the Fund over time.  The Board considered information provided by ECM concluding that it was satisfied with the investment performance of the Sub-Adviser, as well as the Board’s experience with Putnam in managing other funds of the Company.
Costs and Profitability
The Board considered the costs of services to be provided by the Sub-Adviser.  With respect to the costs of services, the Board considered the structure and level of the sub-advisory fees payable by ECM to the Sub-Adviser.  In evaluating the sub-advisory fees payable to the Sub-Adviser, the Board noted the information it received regarding the standard institutional fee schedule for accounts managed in the same investment style as the Fund, and noted that, based on the information provided by the Sub- Adviser, the fee proposed to be charged to ECM for the Fund was lower than such fee schedule.
The Board also considered the overall financial soundness of the Sub-Adviser.  The Board reviewed the statement of financial condition of the Sub-Adviser and the profits estimated to be realized by the Sub-Adviser with respect to the Fund.  Based on the information provided, the Board concluded that the costs of the services to be provided and the profits estimated to be realized by the Sub-Adviser with respect to the Fund were not unreasonable in relation to the nature, extent and quality of the services to be provided.
Economies of Scale
In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by ECM and whether those fees include breakpoints and the current level of Fund assets.  Based on the information provided, the Board concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale.
Other Factors
The Board considered ancillary benefits to be derived by the Sub-Adviser from its relationship with the Fund as part of the total mix of information evaluated by the Board.  The Board noted that the Sub-Adviser may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Adviser in return for allocating Fund brokerage to such brokers. The Board also noted the Sub-Adviser’s statement that the Fund’s performance record forms part of the overall performance record of the Fund and, as a result, prospective advisory clients may consider Fund performance records in selecting the Sub-Adviser to manage a portion of their assets, a benefit that the Sub-Adviser believes does not result in a material economic value. The Board concluded that the proposed sub-advisory fee was reasonable, taking into account any ancillary benefits to be derived by the Sub-Adviser.
Conclusion
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement are reasonable and that the approval of the Agreement is in the best interests of the Fund.

Fund Directors and Officers
Empower Funds is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Empower Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 80	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	Director, Gold, Inc.
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 64	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 69	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 80	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A

Interested Director*****
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 40	Director, President & Chief Executive Officer	Since 2020	Executive Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 40	Director, President & Chief Executive Officer	Since 2020	Executive Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and EAG	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 67	Chief Compliance Officer	Since 2016	Vice President, Compliance Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 49	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Vice President, Deputy General Counsel & Corporate Secretary, Empower, Empower of America & Empower of NY; Vice President & Counsel, ECM; formerly, Vice President & Counsel, Empower Funds; Vice President, Counsel & Secretary, EAG & EFSI	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Financial Officer & Treasurer	Since 2021	Vice President, Fund Administration, Empower; Chief Financial Officer & Treasurer, ECM; Vice President & Treasurer, CITs, Empower Trust Company, LLC (“ETC”); formerly, Assistant Treasurer Empower Funds, ECM & ETC	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 56	Assistant Treasurer	Since 2007	Vice President, Fund Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 43	Derivatives Risk Manager	Since 2022	Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A Director who is not an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Inflation-Protected Securities Fund, Empower Mid Cap Value Fund and other series of Empower Funds; and a Sub-Adviser of the Empower Core Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower International Growth Fund, Empower Large Cap Growth Fund and other series of Empower Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower International Growth Fund, Empower Large Cap Growth Fund and other series of Empower Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Empower Emerging Markets Equity Fund, (2) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Empower International Value Fund, and (3) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of the Empower Multi-Sector Bond Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.

***** An “Interested Director” refers to a Director who is an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Empower Funds and its Directors is available in the Empower Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://www.empower.com.
Availability of Quarterly Portfolio Schedule
Empower Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Empower Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Empower Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Empower Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)  As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)  For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)  During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)  During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)   Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)  Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,031,500 for fiscal year 2022 and $1,050,700 for fiscal year 2023.

(b)  Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $42,000 for fiscal year 2022 and $44,680 for fiscal year 2023.  The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)  Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2022 and $0 for fiscal year 2023.
(d)  All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)   (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Empower Funds by its independent auditors.  The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Empower Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Empower Funds that is responsible for the financial reporting or operations of Empower Funds was employed by those auditors and participated in any capacity in an audit of Empower Funds during the year period (or such other period proscribed under Securities Exchange Commission rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Empower Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Empower Funds’ auditors will not provide the following non-audit services to Empower Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Empower Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Empower Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Empower Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Empower Funds’ auditors to (a) Empower Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds.4  The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation .  The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)   (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2022 equaled $1,022,840 and for fiscal year 2023 equaled $1,795,449.
(i)  The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6.  INVESTMENTS.
(a)   The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)   Not applicable.
ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.  CONTROLS AND PROCEDURES.
(a)  The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)  The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12.        DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)   Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)  A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

1No pre-approval is required as to non-audit services provided to Empower Funds if: (a) the aggregate amount of all non-audit services provided to Empower Funds constitute not more than 5% of the total amount of revenues paid by Empower Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Empower Funds, Empower Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Empower Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Empower Funds’ primary investment adviser.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
EMPOWER FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
Director, President & Chief Executive Officer
Date:February 23, 2024
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
Director, President & Chief Executive Officer
Date:February 23, 2024
By:	/s/ Kelly B. New

Kelly B. New
Chief Financial Officer & Treasurer
Date:February 23, 2024